UNITEDSTATES

SECURITIESANDEXCHANGECOMMISSION

Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Dynamic High Income Portfolio

BlackRock Multi-Asset Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2020

Date of reporting period: 01/31/2020

Item 1 – Report to Stockholders

JANUARY 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Funds II

•	BlackRock Dynamic High Income Portfolio
•	BlackRock Multi-Asset Income Portfolio

Beginning on January 1,2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as abroker-dealer or bank. Instead, the reports will be made available on awebsite, and you will be notified by mail each time areportisposted and provided with awebsite link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through afinancial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary torequest that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery ofshareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through afinancial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured-May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds both delivered impressive returns over the last 12 months, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and asluggish yet resolute performance from the U.S. economy. Investors were further encouraged by the apparent cessation of trade hostilities between the United States and China late in 2019, although some of these gains were reversed in January 2020, as the spread of the coronavirus injected uncertainty into markets.

Returns for most securities were particularly strong in the second half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. In the United States, large-cap stocks led the broader market, while small-cap equities still posted healthy returns. Emerging market stocks, however, were constrained by coronavirus fears, losing most of their gains near the end of the reporting period.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low despite an uptick late in the reporting period. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

Continuing the shift toward looser monetary policy that began in early 2019, the U.S. Federal Reserve (the “Fed”) increased efforts to stimulate economic activity. The Fed reduced interest rates three times during the reporting period, from July 2019 to October 2019. In December 2019, the Fed further reassured markets by indicating that it is unlikely to reverse course and tighten monetary policy in the near future. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan continued its accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to asharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe there are reasons to remain cautious about the U.S. economy, most notably the uncertainty around the duration of the impact of the coronavirus-driven economic contraction, the U.S. presidential election and future earnings growth. At this time we are watching the developments around the world very closely to assess the full extent of the risks of economic disruption that could result from the global pandemic. Corporate earnings underperformed in 2019, but action by the Fed led to outstanding equity returns. With the future of monetary policy and consumer behaviors uncertain, earnings deterioration could act as a drag on equities.

Overall, we favor moderately increasing investment risk to benefitfrom expected growth. We are neutral on U.S. equities, but we favor emerging market and Japanese equities, which could benefitfrom an uptick in global trade and investment. Increasing cyclical exposure through value-style investing and maintaining ameaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, extremely low yields and inflation risk limit the effectiveness of many bond classes as acounterweight in portfolios. We favor higher-yielding bonds from emerging markets, where central banks have more room for further accommodation, while strategically using U.S. Treasuries as stabilizers.

In this environment, investors need to think globally, extend their scope across abroad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2020

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	9.31%	21.68%
U.S. small cap equities (Russell 2000® Index)	3.26	9.21
International equities (MSCI Europe, Australasia, Far East Index)	6.12	12.10
Emerging market equities (MSCI Emerging Markets Index)	3.36	3.81
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.98	2.22
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	5.13	12.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.20	9.64
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.08	8.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.43	9.40

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2020	BlackRock Dynamic High Income Portfolio

Investment Objective

BlackRock Dynamic High Income Portfolio’s (the “Fund”) investment objective is to seek high current income with consideration for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?
For the six-month period ended January 31, 2020, the Fund underperformed its custom benchmark, ablend of 70% MSCI World Index/30% Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?
The Fund seeks to earn ahigh level of current income by tactically managing adiversified portfolio of non-traditional sources of yield. The Fund’s performance is reviewed on an absolute basis due to the outcome-oriented nature of its strategy. The Fund has flexibility to invest across all asset classes and is managed within arisk-controlled framework, seeking to maintain competitive yield with arisk profile in line with or below that of the custom benchmark.

An allocation to master limited partnerships (“MLPs”) detracted from Fund performance, as energy-related stocks experienced weak returns amid volatility in oil prices.

The broader equity market performed well in the six-month period, reflecting the combination of accommodative U.S. Fed policy, greater clarity surrounding Brexit and cooling U.S.-China trade tensions. In this environment, the investment adviser’s decision to reduce portfolio risk detracted from results.

The Fund’s position inequities, particularly global dividend stocks, global real estate investment trusts (“REITs”) and emerging markets stocks, was akey contributor to Fund performance. Allocations to credit-sensitive fixed-income asset classes such ashigh yield bonds and preferred stocks further aided performance. The portfolio’s longer duration positioning was also ameaningfulcontributor due to the strong rally in bonds. (Duration is ameasure of interest rate sensitivity.)

The Fund held derivatives during the period. The investment adviser used equity, U.S. Treasury and currency futures to manage the Fund’s positioning more efficiently and to mitigate risk during periods of market distress. The Fund’s long duration positioning, which helped Fund performance, was achieved through the use of derivatives. The decision to increase the portfolio’s allocation to developed-market stocks through equity futures and call options also aided results as stocks rallied. In addition, the investment adviser’s decision to reduce the allocation to emerging market equities via futures later in the period helped returns as fears about coronavirus began to weigh on the asset class. The allocation to covered calls also boosted total returns and was ameaningful contributor to income.

The Fund’s cash position was modestly elevated at period end. The cash position did not have amaterial impact on Fund performance during the period.

Describe recent portfolio activity.
The investment adviser adjusted the Fund’s fixed-income positioning by modestly reducing the allocations to high yield bonds and preferred stocks. The proceeds were rotated into agency mortgage-backed securities (“MBS”) on the belief that the category could exhibit resilience. The investment adviser also added to emerging market debt to capitalize on what it viewed as attractive relative value opportunities.

The Fund’s positions in both U.S. and European equities were increased as the investment adviser became more comfortable with the outlook for global growth. Conversely, the portfolio’s weighting in the emerging markets was reduced in response to the headlines regarding the coronavirus. The Fund retained along duration profile to offset the potential for increased volatility in equities and other higher-risk assets.

Describe Fund positioning at period end.
The Fund was allocated across anumber of diverse asset classes, including equity covered calls, high yield corporate bonds, floating rate bank loans and collateralized loan obligations, preferred stocks, emerging market debt, MBS, global equities, REITs, MLPs, investment grade corporate bonds and cash. The Fund also held equity, bond and currency futures to manage its overall positioning.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be aforecastoffuture events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock Dynamic High Income Portfolio

Performance Summary for the Period Ended January 31, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		Since Inception(f)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.89%	4.76%	4.60%	12.21%	N/A	6.30%	N/A	6.16%	N/A
Investor A	4.39	4.29	4.36	11.93	6.05%	6.05	4.92%	5.89	4.81%
Investor C	3.89	3.77	4.08	11.12	10.12	5.24	5.24	5.10	5.10
Class K	4.94	4.84	4.51	12.27	N/A	6.34	N/A	6.20	N/A
70% MSCI World Index/30% Bloomberg Barclays U.S. Aggregate Bond Index(c)	—	—	6.87	15.44	N/A	7.35	N/A	7.05	N/A
MSCI World Index(d)	—	—	7.94	17.73	N/A	9.00	N/A	8.38	N/A
Bloomberg Barclays U.S. Aggregate Bond
Index(e)	—	—	4.20	9.64	N/A	3.01	N/A	3.45	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	The Fund may invest up to 100% of its assets in equity securities and up to 100% of its assets in fixed-income securities. The Fund may also gain exposure to such equity securities and fixed- income securities by investing in BlackRock equity and/or fixed-income mutual funds and affiliated and unaffiliated exchange traded funds (“ETFs”). The Fund may also invest up to 50% of its assets in structured notes that provide exposure to covered call options or other types of financial instruments.
(c)	The Fund compares its performance to that of a customized weighted index comprised of the returns of the MSCI World Index (70%) and Bloomberg Barclays U.S. Aggregate Bond Index (30%).
(d)	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indexes.
(e)	Awidely recognized unmanaged market-weighted index comprised of investment grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.
(f)	The Fund commenced operations on November 3, 2014.
N/A — Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of January 31, 2020 (continued)	BlackRock Multi-Asset Income Portfolio

Investment Objective

BlackRock Multi-Asset Income Portfolio’s (the “Fund”) investment objective is to seek to maximize current income with consideration for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?
For the six-month period ended January 31, 2020, the Fund underperformed its benchmark, ablend of 50% MSCI World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?
The following discussion relates to absolute performance due to the nature of the Fund’s strategy. The Fund employs an unconstrained strategy (i.e., one with the flexibility to invest across all asset classes) thatis managed within arisk-controlled framework and seeks to maintain acompetitive yield with arisk profile less than or equal to the 50/50 custom benchmark. The Fund may use derivatives to manage the portfolio’s positioning and to provide an element of protection during periods of market distress.

Risk assets gained ground in the past six months, reflecting the combination of accommodative U.S. Fed policy, greater clarity surrounding Brexit and cooling U.S.-China trade tensions. At atime of robust returns for equities, the Fund’s relatively conservative positioning —including the use of equity futures to reduce the portfolio’s sensitivity to stock market movements —detracted modestly. An allocation to master limited partnerships (“MLPs”) also detracted, as energy-related stocks experienced weak performance amid volatility in oil prices. Strategies designed to reduce exposure to the euro and Japanese yen also detracted from Fund returns somewhat due to the weakness in the U.S. dollar.

On the positive side, aposition inhigh yield bonds made the largest contribution to Fund performance. An allocation to equities, particularly global dividend stocks, globalreal estate investment trusts (“REITs”) and covered calls, also contributed. Interest rate futures, which were used to increase portfolio duration, were an additional contributor at a time of strong bond market performance. (Duration is ameasure of interest rate sensitivity.) Anumber of other credit-sensitive fixed income asset classes, including preferred stocks, mortgage-backed securities and senior loans, produced positive results, as well.

The Fund’s cash position was modestly elevated at the period end. The cash position did not have amaterialimpact on Fund performance.

Describe recent portfolio activity.
The investment adviser adjusted the Fund’s fixed-income positioning by modestly reducing the allocations to high yield bonds and preferred stocks. The proceeds were rotated into agency mortgage-backed securities (“MBS”) on the belief that yield spreads looked attractive on arisk-adjusted basis. The Fund retained along duration profile to offset the potential for increased volatility in stocks and other higher-risk assets.

Although the investment adviser continued to favor U.S. equities, the portfolio’s weighting in the United States was reduced and its allocations to Europe were increased. Leading economic indicators in Europe showed signs of arecovery, yet market sentiment in the region remained especially poor.

Describe Fund positioning at period end.
The Fund was allocated across anumber of diverse asset classes, including high yield corporates, floating rate bank loans and collateralized loan obligations, global dividend stocks, equity covered calls, preferred stocks, emerging markets debt, investment grade corporate debt, MBS, MLPs and energy infrastructure issues, and global REITs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be aforecast of future events and are no guarantee of future results.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock Multi-Asset Income Portfolio

Performance Summary for the Period Ended January 31, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.80%	3.68%	3.68%	9.64%	N/A	4.77%	N/A	7.07%	N/A
Investor A	3.36	3.27	3.55	9.37	3.63%	4.50	3.38%	6.80	6.22%
Investor C	2.80	2.68	3.26	8.56	7.56	3.73	3.73	6.01	6.01
Class K	3.85	3.75	3.80	9.80	N/A	4.79	N/A	7.09	N/A
50% MSCI World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index(c)	—	—	6.13	13.85	N/A	6.17	N/A	7.03	N/A
MSCI World Index(d)	—	—	7.94	17.73	N/A	9.00	N/A	9.87	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(e)	—	—	4.20	9.64	N/A	3.01	N/A	3.79	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	The Fund may invest up to 60% of its assets in equity securities and up to 100% of its assets in fixed-income securities. The Fund may also gain exposure to such equity securities and fixed- income securities by investing in BlackRock equity and/or fixed income mutual funds and affiliated and unaffiliated exchange traded funds (“ETFs”). In addition, the Fund may invest in structured notes that provide exposure to covered call options or other types of financial instruments. The Fund’s total returns prior to November 28, 2011 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Income Portfolio”.
(c)	The Fund compares its performance to that of a customized weighted index comprised of the returns of the MSCI World Index (50%) and Bloomberg Barclays U.S. Aggregate Bond Index (50%).
(d)	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indexes.
(e)	Awidely recognized unmanaged market-weighted index comprised of investment grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.
N/A — Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	7

Portfolio Information as of January 31, 2020

BlackRock Dynamic High Income Portfolio

TEN LARGEST HOLDINGS
Security	Percent of TotaI Investments	(a)
BlackRock Allocation Target Shares, Series A	7%
iShares Core Dividend Growth ETF	3
BlackRock Floating Rate Income Portfolio	3
iShares MBS ETF	2
iShares Edge MSCI USA Value Factor ETF	2
Invesco Senior Loan ETF	—	(b)
Enterprise Products Partners LP	—	(b)
Wells Fargo & Co	—	(b)
Energy Transfer Equity LP	—	(b)
Samsung Electronics Co. Ltd. (Preference)	—	(b)

(a)	Total Investments exclude short-term securities and options purchased.
(b)	Represents less than 1% of the Fund's total investments.

PORTFOLIO COMPOSITION
Asset Type	Percent of at Total Investments	(a)
Corporate Bonds	26%
Equity-Linked Notes	20
Investment Companies	18
Common Stocks	14
Floating Rate Loan Interests	6
Asset-Backed Securities	6
Preferred Securities	4
Non-Agency Mortgage-Backed Securities	3
Foreign Government Obligations	3
Foreign Agency Obligations	—	(b)
U.S. Government Sponsored Agency Securities	—	(b)

(a)	Total Investments exclude short-term securities and options purchased.
(b)	Represents less than 1% of the Fund's total investments.

BlackRock Multi-Asset Income Portfolio

TEN LARGEST HOLDINGS
Security	Percent of TotaI Investments	(a)
iShares MBS ETF	6%
iShares iBoxx $ Investment Grade Corporate Bond ETF	2
iShares Short-Term Corporate Bond ETF	1
Enterprise Products Partners LP	—	(b)
Energy Transfer Equity LP	—	(b)
Plains All American Pipeline LP	—	(b)
Magellan Midstream Partners LP	—	(b)
Lockheed Martin Corp	—	(b)
MPLX LP	—	(b)
TransDigm, Inc	—	(b)

(a)	Total Investments exclude short-term securities, options purchased and options written.
(b)	Represents less than 1% of the Fund's total investments.

PORTFOLIO COMPOSITION
Asset Type	Percent of at Total Investments	(a)
Corporate Bonds	31%
Common Stocks	18
Asset-Backed Securities	11
Equity-Linked Notes	10
Investment Companies	8
Floating Rate Loan Interests	7
Non-Agency Mortgage-Backed Securities	7
Preferred Securities	3
Foreign Government Obligations	3
Foreign Agency Obligations	1
U.S. Government Sponsored Agency Securities	1
U.S. Treasury Obligations	—	(b)
Rights	—	(b)
Warrants	—	(b)

(a)	Total Investments exclude short-term securities, options purchased and options written.
(b)	Represents less than 1% of the Fund's total investments.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class KShares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class KShares performance shown prior to the Class KShares inception date of March 28, 2016 for BlackRock Dynamic High Income Portfolio and the Class K Shares inception date of February 3, 2017 for the BlackRock Multi-Asset Income Portfolio is that of Institutional Shares. The performance of each Fund’s ClassKShares would besubstantially similar to Institutional Shares because Class KShares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class KSharesand Institutional Shares have different expenses. The actual returns of Class KShareswould have been higher than those of Institutional Shares because Class KShares have lower expenses than the Institutional Shares.

Investor AShares are subject to amaximum initial sales charge (front-end load) of 5.25% and aservice fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to acontingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor CShares are subject to a1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to adistribution fee of 0.75% per year and aservice fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor AShares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that ashareholderwould pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse aportion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund's contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6ofthe Notes toFinancial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

ABOUT FUND PERFORMANCE	9

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown below (which are based on ahypothetical investment of $1,000 invested on August 1, 2019 and held through January 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses ashareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.” The expense examples also provide information about hypothetical account values and hypothetical expenses based on aFund’sactual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not helpshareholdersdetermine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (b)	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Dynamic High Income Portfolio
Institutional	$1,000.00	$1,046.00	$3.34	$1,000.00	$1,021.87	$3.30	0.65%
Investor A	1,000.00	1,043.60	4.62	1,000.00	1,020.61	4.57	0.90
Investor C	1,000.00	1,040.80	8.46	1,000.00	1,016.84	8.36	1.65
Class K	1,000.00	1,045.10	3.08	1,000.00	1,022.12	3.05	0.60
BlackRock Multi-Asset Income Portfolio
Institutional	$1,000.00	$1,036.80	$2.82	$1,000.00	$1,022.37	$2.80	0.55%
Investor A	1,000.00	1,035.50	4.09	1,000.00	1,021.11	4.06	0.80
Investor C	1,000.00	1,032.60	7.92	1,000.00	1,017.34	7.86	1.55
Class K	1,000.00	1,038.00	2.56	1,000.00	1,022.62	2.54	0.50

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).
See “Disclosure of Expenses” above for further information on how expenses were calculated.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to asecurity, commodity,index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to aformofeconomic leverage and involve risks, including the imperfect correlation between the value of aderivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of aderivative financial instrument depends on the investment adviser’s ability topredict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation aFund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Asset-Backed Securities — 5.9%
Ajax Mortgage Loan Trust(a)(b):
Series 2018-E, Class A, 4.38%, 06/25/58	USD	279	$284,632
Series 2018-F, Class A, 4.38%, 11/25/58(c)		298	299,932
Series 2018-G, Class A, 4.38%, 06/25/57(c)		389	390,068
Allegro CLO II-S Ltd., Series 2014-1RA, Class
B, (LIBOR USD 3 Month + 2.15%), 3.97%,
10/21/28(b)(d)		500	494,321
ALM VI Ltd., Series 2012-6A, Class CR3,
(LIBOR USD 3 Month + 2.70%), 4.53%,
07/15/26(b)(d)		500	493,894
ALM VII R-2 Ltd., Series 2013-7R2A, Class
BR2, (LIBOR USD 3 Month + 2.20%),
4.03%, 10/15/27(b)(d)		250	247,364
ALM XVI Ltd.(b)(d):
Series 2015-16A, Class BR2, (LIBOR USD 3
Month + 1.90%), 3.73%, 07/15/27		500	499,808
Series 2015-16A, Class CR2, (LIBOR USD 3
Month + 2.70%), 4.53%, 07/15/27		1,000	969,282
Anchorage Capital CLO 4-R Ltd., Series
2014-4RA, Class D, (LIBOR USD 3 Month +
2.60%), 4.40%, 01/28/31(b)(d)		250	239,020
Anchorage Capital CLO 7 Ltd., Series 2015-7A,
Class CR, (LIBOR USD 3 Month + 1.70%),
3.53%, 10/15/27(b)(d)		1,000	1,003,209
Apidos CLO XXIV, Series 2016-24A, Class CR,
(LIBOR USD 3 Month + 3.05%), 4.87%,
10/20/30(b)(d)		1,000	1,003,834
Ares LIII CLO Ltd.(b)(d):
Series 2019-53A, Class C, (LIBOR USD 3
Month + 2.65%), 4.45%, 04/24/31		500	504,136
Series 2019-53A, Class D, (LIBOR USD 3
Month + 3.75%), 5.55%, 04/24/31		500	502,977
Ares XL CLO Ltd., Series 2016-40A, Class CR,
(LIBOR USD 3 Month + 3.40%), 5.23%,
01/15/29(b)(d)		500	499,921
Ares XLVI CLO Ltd., Series 2017-46A, Class
SUB, (LIBOR USD 3 Month + 0.00%),
0.00%, 01/15/30(b)(d)		750	597,186
Ares XLVII CLO Ltd.(b)(d):
Series 2018-47A, Class D, (LIBOR USD 3
Month + 2.70%), 4.53%, 04/15/30		1,500	1,436,281
Series 2018-47A, Class SUB, (LIBOR USD
3 Month + 0.00%), 0.00%, 04/15/30		500	364,965
Ares XLVIII CLO, Series 2018-48A, Class D,
(LIBOR USD 3 Month + 2.70%), 4.52%,
07/20/30(b)(d)		500	483,302
Ares XXVII CLO Ltd.(b)(d):
Series 2013-2A, Class CR, (LIBOR USD 3
Month + 2.40%), 4.20%, 07/28/29		500	505,268
Series 2013-2A, Class DR, (LIBOR USD 3
Month + 3.75%), 5.55%, 07/28/29		750	735,995
Ares XXXIIR CLO Ltd., Series 2014-32RA,
Class C, (LIBOR USD 3 Month + 2.90%),
4.81%, 05/15/30(b)(d)		500	494,285
Ares XXXVR CLO Ltd., Series 2015-35RA,
Class D, (LIBOR USD 3 Month + 3.00%),
4.83%, 07/15/30(b)(d)		500	494,152
ASSURANT CLO I Ltd., Series 2017-1A, Class
C, (LIBOR USD 3 Month + 2.10%), 3.92%,
10/20/29(b)(d)		500	491,525
Atrium XIV LLC, Series 14A, Class C, (LIBOR
USD 3 Month + 1.95%), 3.79%, 08/23/30(b)(d)		250	242,703
Atrium XV, Series 15A, Class D, (LIBOR USD 3
Month + 3.00%), 4.81%, 01/23/31(b)(d)		250	243,916

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Bear Stearns Asset-Backed Securities Trust,
Series 2004-HE3, Class M2, (LIBOR USD 1
Month + 1.73%), 3.39%, 04/25/34(d)	USD	104	$106,171
Benefit Street Partners CLO XII Ltd., Series
2017-12A, Class C, (LIBOR USD 3 Month +
3.05%), 4.88%, 10/15/30(b)(d)		500	485,783
California Street CLO IX LP, Series 2012-
9A, Class D2R2, (LIBOR USD 3 Month +
4.10%), 6.10%, 07/16/32(b)(d)		250	249,056
Canyon Capital CLO Ltd., Series 2014-1A,
Class BR, (LIBOR USD 3 Month + 1.80%),
3.57%, 01/30/31(b)(d)		500	489,839
Carlyle Global Market Strategies CLO Ltd.(b)(d):
Series 2015-4A, Class SBB1, (LIBOR USD 3
Month + 8.50%), 10.32%, 07/20/32.		235	224,495
Series 2016-1A, Class BR, (LIBOR USD 3
Month + 1.85%), 3.67%, 04/20/27		250	246,088
Carlyle US CLO Ltd., Series 2016-4A, Class
BR, (LIBOR USD 3 Month + 2.10%), 3.92%,
10/20/27(b)(d)		250	247,315
Carrington Mortgage Loan Trust(d):
Series 2006-NC3, Class A4, (LIBOR USD 1
Month + 0.24%), 1.90%, 08/25/36		300	238,374
Series 2006-NC5, Class A3, (LIBOR USD 1
Month + 0.15%), 1.81%, 01/25/37		132	106,226
Catskill Park CLO Ltd., Series 2017-1A, Class
C, (LIBOR USD 3 Month + 3.70%), 5.52%,
04/20/29(b)(d)		250	249,980
CBAM Ltd., Series 2017-2A, Class C1, (LIBOR
USD 3 Month + 2.40%), 4.24%, 10/17/29(b)(d)		500	495,842
Cedar Funding IV CLO Ltd., Series 2014-4A,
Class DR, (LIBOR USD 3 Month + 3.65%),
5.46%, 07/23/30(b)(d)		500	500,365
Cedar Funding IX CLO Ltd., Series 2018-9A,
Class SUB, 0.00%, 04/20/31(a)(b)		1,000	716,602
Cedar Funding VI CLO Ltd., Series 2016-6A,
Class DR, (LIBOR USD 3 Month + 3.00%),
4.82%, 10/20/28(b)(d)		500	481,453
CIFC Funding 2018-III Ltd., Series 2018-3A,
Class D, (LIBOR USD 3 Month + 2.85%),
4.67%, 07/18/31(b)(d)		500	499,999
CIFC Funding Ltd.(b)(d):
Series 2014-4RA, Class C, (LIBOR USD 3
Month + 3.20%), 5.04%, 10/17/30		650	643,877
Series 2015-3A, Class CR, (LIBOR USD 3
Month + 1.65%), 3.47%, 04/19/29		250	242,191
Series 2017-1A, Class D, (LIBOR USD 3
Month + 3.50%), 5.32%, 04/23/29		500	499,930
Series 2018-1A, Class D, (LIBOR USD 3
Month + 2.65%), 4.47%, 04/18/31		1,000	966,649
Conseco Finance Corp., Series 1998-8, Class
A1, 6.28%, 09/01/30		285	299,910
Cumberland Park CLO Ltd., Series 2015-2A,
Class CR, (LIBOR USD 3 Month + 1.80%),
3.62%, 07/20/28(b)(d)		420	420,183
CWHEQ Revolving Home Equity Loan Trust,
Series 2006-G, Class 2A, (LIBOR USD 1
Month + 0.15%), 1.83%, 10/15/36(d)		123	116,690
Deer Creek CLO Ltd., Series 2017-1A, Class
B, (LIBOR USD 3 Month + 1.65%), 3.47%,
10/20/30(b)(d)		500	496,798
Dryden 36 Senior Loan Fund, Series 2014-36A,
Class DR2, (LIBOR USD 3 Month + 3.70%),
5.53%, 04/15/29(b)(d)		500	500,218
Dryden 50 Senior Loan Fund, Series 2017-50A,
Class SUB, 0.00%, 07/15/30(a)(b)		1,000	680,966

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Dryden 70 CLO Ltd., Series 2018-70A, Class
D, (LIBOR USD 3 Month + 3.75%), 5.59%,
01/16/32(b)(d)	USD	250	$251,175
Dryden XXVIII Senior Loan Fund, Series 2013-
28A, Class B1LR, (LIBOR USD 3 Month +
3.15%), 5.06%, 08/15/30(b)(d)		500	496,368
First Franklin Mortgage Loan Trust(d):
Series 2006-FF9, Class 2A4, (LIBOR USD 1
Month + 0.25%), 1.91%, 06/25/36		1,750	1,581,159
Series 2006-FF13, Class A1, (LIBOR USD 1
Month + 0.12%), 1.78%, 10/25/36		64	51,054
Flatiron CLO 17 Ltd., Series 2017-1A, Class
C, (LIBOR USD 3 Month + 2.30%), 4.21%,
05/15/30(b)(d)		425	428,829
Flatiron CLO 19 Ltd.(b)(d):
Series 2019-1A, Class C, (LIBOR USD 3
Month + 2.70%), 4.59%, 11/16/32		500	501,675
Series 2019-1A, Class D, (LIBOR USD 3
Month + 3.90%), 5.79%, 11/16/32		1,000	1,006,725
Galaxy XXIV CLO Ltd., Series 2017-24A, Class
C, (LIBOR USD 3 Month + 1.70%), 3.53%,
01/15/31(b)(d)		250	238,491
GoldenTree Loan Management US CLO 1 Ltd.,
Series 2017-1A, Class D, (LIBOR USD 3
Month + 3.35%), 5.17%, 04/20/29(b)(d)		250	250,801
Greenwood Park CLO Ltd., Series 2018-1A,
Class D, (LIBOR USD 3 Month + 2.50%),
4.33%, 04/15/31(b)(d)		650	618,971
GSAA Home Equity Trust:
Series 2005-14, Class 1A2, (LIBOR USD 1
Month + 0.35%), 2.01%, 12/25/35(d)		30	12,781
Series 2006-4, Class 1A1, 3.81%,
03/25/36(a)		66	57,252
Series 2006-5, Class 1A1, (LIBOR USD 1
Month + 0.18%), 1.84%, 03/25/36(d)		71	33,450
GSAMP Trust, Series 2006-FM3, Class A1,
(LIBOR USD 1 Month + 0.14%), 1.80%,
11/25/36(d)		134	81,423
Highbridge Loan Management Ltd., Series 12A-
18, Class B, (LIBOR USD 3 Month + 1.85%),
3.67%, 07/18/31(b)(d)		500	489,688
Invitation Homes Trust(b)(d):
Series 2018-SFR3, Class A, (LIBOR USD 1
Month + 1.00%), 2.67%, 07/17/37		658	658,306
Series 2018-SFR3, Class E, (LIBOR USD 1
Month + 2.00%), 3.67%, 07/17/37		700	702,626
Series 2018-SFR4, Class A, (LIBOR USD 1
Month + 1.10%), 2.77%, 01/17/38		271	271,959
Jay Park CLO Ltd., Series 2016-1A, Class CR,
(LIBOR USD 3 Month + 2.65%), 4.47%,
10/20/27(b)(d)		250	246,942
Kayne CLO III Ltd.(b)(d):
Series 2019-3A, Class A, (LIBOR USD 3
Month + 1.48%), 3.31%, 04/15/32		2,500	2,519,662
Series 2019-3A, Class B1, (LIBOR USD 3
Month + 2.05%), 3.88%, 04/15/32		1,000	995,238
Long Beach Mortgage Loan Trust, Series 2006-
4, Class 1A, (LIBOR USD 1 Month + 0.15%),
1.81%, 05/25/36(d)		482	326,855
Madison Park Funding XXII Ltd., Series
2016-22A, Class C, (LIBOR USD 3 Month +
2.40%), 4.19%, 10/25/29(b)(d)		1,000	999,712
Madison Park Funding XXVII Ltd., Series
2018-27A, Class C, (LIBOR USD 3 Month +
2.60%), 4.42%, 04/20/30(b)(d)		500	492,231

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Madison Park Funding XXXI Ltd., Series
2018-31A, Class D, (LIBOR USD 3 Month +
3.00%), 4.81%, 01/23/31(b)(d)	USD	500	$500,366
Mariner CLO 7 Ltd., Series 2019-1A, Class
B, (LIBOR USD 3 Month + 2.00%), 3.77%,
04/30/32(b)(d)		500	497,395
Mastr Asset-Backed Securities Trust, Series
2007-HE1, Class A4, (LIBOR USD 1 Month
+ 0.28%), 1.94%, 05/25/37(d)		650	575,263
Milos CLO Ltd., Series 2017-1A, Class D,
(LIBOR USD 3 Month + 3.40%), 5.22%,
10/20/30(b)(d)		500	499,875
Neuberger Berman CLO XIV Ltd., Series
2013-14A, Class DR, (LIBOR USD 3 Month
+ 3.65%), 5.45%, 01/28/30(b)(d)		500	500,057
Neuberger Berman CLO XVIII Ltd., Series
2014-18A, Class CR2, (LIBOR USD 3 Month
+ 3.00%), 4.82%, 10/21/30(b)(d)		250	248,623
Neuberger Berman CLO XXI Ltd.(b)(d):
Series 2016-21A, Class CR, (LIBOR USD 3
Month + 1.60%), 3.42%, 04/20/27		1,490	1,439,933
Series 2016-21A, Class DR, (LIBOR USD 3
Month + 2.40%), 4.22%, 04/20/27		500	491,009
Neuberger Berman Loan Advisers CLO Ltd.,
Series 2017-25A, Class D, (LIBOR USD 3
Month + 3.25%), 5.07%, 10/18/29(b)(d)		500	493,962
Oakwood Mortgage Investors, Inc., Series
1998-D, Class M1, 7.42%, 01/15/29(b)		340	347,808
OCP CLO Ltd.(b)(d):
Series 2013-4A, Class CR, (LIBOR USD 3
Month + 3.96%), 5.76%, 04/24/29		500	499,904
Series 2014-5A, Class CR, (LIBOR USD 3
Month + 2.90%), 4.69%, 04/26/31		500	478,609
Series 2014-6A, Class BR, (LIBOR USD 3
Month + 2.15%), 3.99%, 10/17/30		2,000	1,938,056
Series 2015-8A, Class CR, (LIBOR USD 3
Month + 2.80%), 4.64%, 04/17/27		500	499,927
Series 2015-9A, Class CR, (LIBOR USD 3
Month + 2.70%), 4.53%, 07/15/27		500	499,924
Series 2015-10A, Class BR, (LIBOR USD 3
Month + 1.85%), 3.64%, 10/26/27		500	502,354
Series 2017-14A, Class B, (LIBOR USD 3
Month + 1.95%), 3.85%, 11/20/30		500	493,881
Octagon Investment Partners 26 Ltd., Series
2016-1, Class AR, (LIBOR USD 3 Month +
0.00%), 4.68%, 04/20/31(d)		500	483,663
Octagon Investment Partners 27 Ltd., Series
2016-1A, Class CR, (LIBOR USD 3 Month +
2.10%), 3.93%, 07/15/30(b)(d)		815	798,379
Octagon Investment Partners 30 Ltd., Series
2017-1A, Class C, (LIBOR USD 3 Month +
3.50%), 5.32%, 03/17/30(b)(d)		260	260,267
Octagon Investment Partners 31 LLC(b)(d):
Series 2017-1A, Class D, (LIBOR USD 3
Month + 3.70%), 5.52%, 07/20/30		500	499,958
Series 2017-1A, Class E, (LIBOR USD 3
Month + 6.30%), 8.12%, 07/20/30		250	248,774
Octagon Investment Partners 33 Ltd., Series
2017-1A, Class C, (LIBOR USD 3 Month +
2.75%), 4.57%, 01/20/31(b)(d)		500	474,857
Octagon Investment Partners 35 Ltd., Series
2018-1A, Class C, (LIBOR USD 3 Month +
2.60%), 4.42%, 01/20/31(b)(d)		400	379,660
Octagon Investment Partners 37 Ltd., Series
2018-2A, Class B, (LIBOR USD 3 Month +
1.75%), 3.54%, 07/25/30(b)(d)		1,500	1,447,564

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Octagon Investment Partners XVI Ltd., Series
2013-1A, Class CR, (LIBOR USD 3 Month +
1.85%), 3.69%, 07/17/30(b)(d)	USD	250	$239,572
Octagon Investment Partners XVII Ltd., Series
2013-1A, Class DR2, (LIBOR USD 3 Month
+ 2.50%), 4.29%, 01/25/31(b)(d)		500	485,456
OHA Credit Funding 2 Ltd., Series 2019-2A,
Class D, (LIBOR USD 3 Month + 4.00%),
5.82%, 04/21/31(b)(d)		1,000	1,005,920
OHA Credit Partners XII Ltd., Series 2015-12A,
Class DR, (LIBOR USD 3 Month + 2.90%),
4.71%, 07/23/30(b)(d)		650	643,088
OHA Credit Partners XIV Ltd., Series 2017-14A,
Class D, (LIBOR USD 3 Month + 2.70%),
4.52%, 01/21/30(b)(d)		1,000	960,558
OZLM Funding Ltd., Series 2012-1A, Class
CR2, (LIBOR USD 3 Month + 3.60%),
5.40%, 07/22/29(b)(d)		1,000	976,098
OZLM XIX Ltd., Series 2017-19A, Class C,
(LIBOR USD 3 Month + 3.10%), 4.93%,
11/22/30(b)(d)		250	246,900
Palmer Square CLO Ltd.(b)(d):
Series 2013-2A, Class BRR, (LIBOR USD 3
Month + 2.20%), 4.04%, 10/17/31		300	295,059
Series 2013-2A, Class CRR, (LIBOR USD 3
Month + 3.20%), 5.04%, 10/17/31		500	499,671
Series 2015-1A, Class BR2, (LIBOR USD 3
Month + 2.25%), 4.14%, 05/21/29		500	499,044
Series 2015-1A, Class CR2, (LIBOR USD 3
Month + 3.15%), 5.04%, 05/21/29		500	499,984
Series 2015-2A, Class BR2, (LIBOR USD 3
Month + 1.95%), 3.64%, 07/20/30		750	750,000
Series 2019-1A, Class B, (LIBOR USD 3
Month + 2.65%), 4.58%, 11/14/32		500	505,966
Pretium Mortgage Credit Partners I LLC, Series
2019-NPL1, Class A1, 4.21%, 07/25/60(b)(e)		333	333,591
Progress Residential Trust(b):
Series 2015-SFR3, Class F, 6.64%, 11/12/32		500	499,882
Series 2017-SFR2, Class F, 4.84%,
12/17/34		1,500	1,533,963
Series 2018-SFR2, Class F, 4.95%,
08/17/35		500	516,339
Series 2018-SFR3, Class F, 5.37%,
10/17/35		746	775,655
Series 2019-SFR2, Class F, 4.84%,
05/17/36		100	103,513
Recette CLO Ltd., Series 2015-1A, Class CR,
(LIBOR USD 3 Month + 1.70%), 3.52%,
10/20/27(b)(d)		300	301,504
Regatta Funding LP(b)(d):
Series 2013-2A, Class A2R2, (LIBOR USD 3
Month + 1.85%), 3.68%, 01/15/29		500	499,360
Series 2013-2A, Class BR2, (LIBOR USD 3
Month + 2.70%), 4.53%, 01/15/29		500	500,385
Series 2013-2A, Class CR2, (LIBOR USD 3
Month + 3.70%), 5.53%, 01/15/29		500	498,697
Regatta IX Funding Ltd., Series 2017-1A, Class
D, (LIBOR USD 3 Month + 3.90%), 5.74%,
04/17/30(b)(d)		250	249,261
Regatta VI Funding Ltd., Series 2016-1A, Class
CR, (LIBOR USD 3 Month + 2.05%), 3.87%,
07/20/28(b)(d)		250	247,488
Regatta X Funding Ltd., Series 2017-3A, Class
C, (LIBOR USD 3 Month + 1.80%), 3.64%,
01/17/31(b)(d)		1,000	989,199

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Regatta XIII Funding Ltd., Series 2018-2A,
Class B, (LIBOR USD 3 Month + 2.10%),
3.93%, 07/15/31(b)(d)	USD	500	$489,411
Regatta XIV Funding Ltd., Series 2018-3A,
Class E, (LIBOR USD 3 Month + 5.95%),
7.74%, 10/25/31(b)(d)		500	474,633
Regatta XV Funding Ltd., Series 2018-4A,
Class C, (LIBOR USD 3 Month + 3.30%),
5.09%, 10/25/31(b)(d)		250	250,457
Regatta XVI Funding Ltd.(b)(d):
Series 2019-2A, Class C, (LIBOR USD 3
Month + 2.70%), 4.60%, 01/15/33		500	500,272
Series 2019-2A, Class D, (LIBOR USD 3
Month + 3.90%), 5.80%, 01/15/33		500	500,308
Rockford Tower CLO Ltd.(b)(d):
Series 2018-2A, Class C, (LIBOR USD 3
Month + 2.20%), 4.02%, 10/20/31		300	295,055
Series 2019-1A, Class D, (LIBOR USD 3
Month + 3.85%), 5.67%, 04/20/32		500	502,049
RR 5 Ltd.(b)(d):
Series 2018-5A, Class B, (LIBOR USD 3
Month + 2.25%), 4.08%, 10/15/31		250	249,215
Series 2018-5A, Class C, (LIBOR USD 3
Month + 3.10%), 4.93%, 10/15/31		550	537,510
Silver Creek CLO Ltd., Series 2014-1A, Class
DR, (LIBOR USD 3 Month + 3.35%), 5.17%,
07/20/30(b)(d)		500	497,479
Stewart Park CLO Ltd., Series 2015-1A, Class
DR, (LIBOR USD 3 Month + 2.60%), 4.43%,
01/15/30(b)(d)		650	612,871
Symphony CLO XIX Ltd., Series 2018-19A,
Class C, (LIBOR USD 3 Month + 1.75%),
3.59%, 04/16/31(b)(d)		500	497,650
TCW CLO Ltd., Series 2018-1A, Class D,
(LIBOR USD 3 Month + 2.91%), 4.70%,
04/25/31(b)(d)		500	494,036
TICP CLO V Ltd., Series 2016-5A, Class DR,
(LIBOR USD 3 Month + 3.15%), 4.99%,
07/17/31(b)(d)		500	501,745
TICP CLO VII Ltd., Series 2017-7A, Class C,
(LIBOR USD 3 Month + 2.60%), 4.43%,
07/15/29(b)(d)		500	501,537
TICP CLO XI Ltd.(b)(d):
Series 2018-11A, Class C, (LIBOR USD 3
Month + 2.15%), 3.97%, 10/20/31		300	293,784
Series 2018-11A, Class D, (LIBOR USD 3
Month + 3.05%), 4.87%, 10/20/31		300	295,375
TICP CLO XIV Ltd., Series 2019-14A, Class
B, (LIBOR USD 3 Month + 2.70%), 4.82%,
10/20/32(b)(d)		500	498,345
Treman Park CLO Ltd., Series 2015-1A, Class
DRR, (LIBOR USD 3 Month + 2.65%),
4.47%, 10/20/28(b)(d)		300	293,355
Voya CLO Ltd., Series 2014-4A, Class BR2,
(LIBOR USD 3 Month + 2.09%), 3.93%,
07/14/31(b)(d)		250	247,108
York CLO 1 Ltd.(b)(d):
Series 2014-1A, Class CRR, (LIBOR USD 3
Month + 2.10%), 3.90%, 10/22/29		500	488,667
Series 2014-1A, Class DRR, (LIBOR USD 3
Month + 3.01%), 4.81%, 10/22/29		270	266,714
York CLO-2 Ltd., Series 2015-1A, Class ER,
(LIBOR USD 3 Month + 5.65%), 7.45%,
01/22/31(b)(d)		250	238,000

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
York CLO-3 Ltd.(b)(d):
Series 2016-1A, Class DR, (LIBOR USD 3
Month + 3.60%), 5.42%, 10/20/29	USD	500	$501,029
Series 2016-1A, Class ER, (LIBOR USD 3
Month + 6.40%), 8.22%, 10/20/29		500	485,044
York CLO-4 Ltd., Series 2016-2A, Class D,
(LIBOR USD 3 Month + 4.10%), 5.92%,
01/20/30(b)(d)		500	499,353
Total Asset-Backed Securities — 5.9%
(Cost: $78,362,982)			77,807,572

		Shares

Common Stocks — 14.0%
Airlines — 0.2%
Copa Holdings SA, Class A		10,094	988,808
Spring Airlines Co. Ltd., Class A		199,684	1,092,038

			2,080,846
Automobiles — 0.3%
Astra International Tbk. PT		2,544,700	1,174,729
Geely Automobile Holdings Ltd		830,000	1,315,224
Maruti Suzuki India Ltd		12,197	1,177,869

			3,667,822
Banks — 1.3%
Absa Group Ltd		74,868	681,314
Bank Mandiri Persero Tbk. PT		4,003,600	2,189,150
Bank of China Ltd., Class H		4,630,000	1,791,010
Bank of the Philippine Islands		642,820	1,043,334
Bank Polska Kasa Opieki SA		42,126	1,074,575
Commercial International Bank Egypt SAE		136,605	735,592
Erste Group Bank AG(f)		33,549	1,231,831
Grupo Financiero Banorte SAB de CV, Class O		431,123	2,656,943
HDFC Bank Ltd		71,709	1,228,316
Industrial & Commercial Bank of China Ltd.,
Class H		2,405,000	1,596,375
Kasikornbank PCL, NVDR.		229,900	1,028,418
Sberbank of Russia PJSC, ADR		99,063	1,580,157

			16,837,015
Beverages — 0.1%
Ambev SA(f)		243,038	1,012,989
Fomento Economico Mexicano SAB de CV		47,014	423,899
Fomento Economico Mexicano SAB de CV,
ADR		4,671	421,184

			1,858,072
Commercial Services & Supplies — 0.1%
S-1 Corp		13,844	1,058,177

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd., Class H		196,000	1,251,008

Consumer Finance — 0.0%
American Express Co		1	—

Electronic Equipment, Instruments & Components — 0.2%
Hon Hai Precision Industry Co. Ltd		629,000	1,710,255
Samsung SDI Co. Ltd		6,949	1,581,858

			3,292,113
Entertainment — 0.1%
NCSoft Corp.(f)		2,649	1,403,301

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 5.0%
Alexandria Real Estate Equities, Inc	20,413	$3,331,402
Allied Properties REIT	29,897	1,247,478
alstria office REIT-AG	86,313	1,712,364
Assura plc	2,930,815	3,010,970
AvalonBay Communities, Inc	15,498	3,358,262
Boston Properties, Inc	17,723	2,540,592
Community Healthcare Trust, Inc	12,856	606,417
Cousins Properties, Inc	75,022	3,070,650
Cromwell European REIT	2,201,416	1,330,607
Crown Castle International Corp	18,147	2,719,146
CyrusOne, Inc	26,917	1,637,899
Dexus	350,480	2,957,400
EPR Properties	34,986	2,496,951
Equinix, Inc	4,911	2,896,164
Goodman Group	298,248	2,952,629
Hudson Pacific Properties, Inc	42,042	1,527,806
Kenedix Office Investment Corp	399	3,205,005
Link REIT	271,200	2,742,514
NorthWest Healthcare Properties REIT	90,031	829,287
Omega Healthcare Investors, Inc	31,747	1,331,787
Plymouth Industrial REIT, Inc	18,166	334,618
Prologis, Inc	40,201	3,733,869
Regency Centers Corp	24,204	1,501,616
RioCan REIT.	32,556	668,143
Sabana Shari'ah Compliant Industrial REIT	962,400	327,947
Secure Income REIT plc	174,642	1,086,373
Segro plc	107,848	1,295,028
Spirit Realty Capital, Inc	48,120	2,539,774
STAG Industrial, Inc	38,522	1,241,949
Sun Communities, Inc	15,454	2,506,175
Target Healthcare REIT plc	905,336	1,434,595
VEREIT, Inc	140,884	1,375,028
VICI Properties, Inc	84,366	2,261,009
XYMAX REIT Investment Corp	289	369,619

		66,181,073
Food & Staples Retailing — 0.2%
Cia Brasileira de Distribuicao, ADR(f)	10,453	207,806
Wal-Mart de Mexico SAB de CV	316,175	925,157
X5 Retail Group NV, GDR	39,379	1,441,544

		2,574,507
Gas Utilities — 0.1%
ENN Energy Holdings Ltd	141,800	1,648,412

Health Care Providers & Services — 0.0%
Mediclinic International plc.	79,188	382,525

Hotels, Restaurants & Leisure — 0.1%
Wynn Macau Ltd	520,800	1,081,002

Household Durables — 0.1%
Haier Electronics Group Co. Ltd	472,000	1,417,756

Industrial Conglomerates — 0.1%
SK Holdings Co. Ltd	4,867	951,453

Insurance — 0.3%
BB Seguridade Participacoes SA	139,058	1,129,972
Ping An Insurance Group Co. of China Ltd.,
Class H	135,500	1,532,215
Prudential plc	42,646	758,263

		3,420,450
Metals & Mining — 0.1%
Vale SA(f)	114,409	1,345,894

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 3.4%
Antero Midstream Corp	28,806	$145,182
BP Midstream Partners LP	20,297	292,886
Cheniere Energy, Inc.(f)	21,894	1,297,001
Ecopetrol SA, ADR.	50,964	942,834
Energy Transfer Equity LP.	429,586	5,408,488
EnLink Midstream LLC(f)	30,758	154,713
Enterprise Products Partners LP.	214,270	5,521,739
EQM Midstream Partners LP	41,666	964,568
Genesis Energy LP	101,980	1,822,383
Kinder Morgan, Inc	47,000	980,890
Magellan Midstream Partners LP	70,910	4,352,456
MPLX LP	173,266	4,167,047
ONEOK, Inc	31,346	2,346,875
Petroleo Brasileiro SA(f)	98,369	697,123
Petroleo Brasileiro SA, ADR(f)	49,163	693,690
Petronet LNG Ltd	405,619	1,512,812
Phillips 66 Partners LP	34,234	2,000,293
Plains All American Pipeline LP	301,629	5,022,123
Qatar Gas Transport Co. Ltd	1,570,631	1,017,246
Shell Midstream Partners LP	61,502	1,208,514
Tallgrass Energy LP, Class A	74,037	1,651,765
Targa Resources Corp	18,421	672,366
Tupras Turkiye Petrol Rafinerileri A/S	56,408	1,059,742
Williams Cos., Inc. (The)	36,433	753,799

		44,686,535
Pharmaceuticals — 0.1%
Asymchem Laboratories Tianjin Co. Ltd., Class
A	53,900	1,154,138

Real Estate Management & Development — 0.9%
CK Asset Holdings Ltd	510,500	3,261,561
Entra ASA(b)	109,981	1,876,931
ESR Cayman Ltd.(b)(f)	424,400	1,049,169
Hang Lung Properties Ltd	583,000	1,217,845
Land & Houses PCL, NVDR	2,514,300	745,379
Vonovia SE.	63,962	3,650,706

		11,801,591
Semiconductors & Semiconductor Equipment — 0.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	390,000	4,022,543
Taiwan Semiconductor Manufacturing Co. Ltd.,
ADR	11,248	606,717

		4,629,260
Specialty Retail — 0.1%(b)
Topsports International Holdings Ltd	671,000	823,739
Vivo Energy plc	314,937	465,779

		1,289,518
Trading Companies & Distributors — 0.1%
BOC Aviation Ltd.(b)	134,600	1,240,920

Transportation Infrastructure — 0.3%
DP World plc.	84,217	1,169,042
Grupo Aeroportuario del Pacifico SAB de CV,
Class B	123,246	1,526,070
Jiangsu Expressway Co. Ltd., Class H	1,222,000	1,514,067
Macquarie Infrastructure Corp	5,224	230,431

		4,439,610
Wireless Telecommunication Services — 0.4%
Bharti Airtel Ltd.(f)	174,764	1,215,872
China Mobile Ltd	261,000	2,145,331
Mobile TeleSystems PJSC.	137,750	702,560

Security	Shares	Value

Wireless Telecommunication Services (continued)
Mobile TeleSystems PJSC, ADR.	68,217	$695,131

		4,758,894

Total Common Stocks — 14.0%
(Cost: $183,608,867)		184,451,892

	Par
	(000)

Corporate Bonds — 25.0%
Aerospace & Defense — 0.5%
Bombardier, Inc.(b):
5.75%, 03/15/22	116	115,710
6.13%, 01/15/23	64	63,164
7.50%, 12/01/24	205	199,106
7.50%, 03/15/25	33	31,721
7.88%, 04/15/27	1,149	1,088,620
BWX Technologies, Inc., 5.38%, 07/15/26(b)	57	60,420
F-Brasile SpA, Series XR, 7.38%, 08/15/26(b) .	200	212,500
Kratos Defense & Security Solutions, Inc.,
6.50%, 11/30/25(b)	210	223,650
SSL Robotics LLC, 9.75%, 12/31/23(b)	64	70,240
TransDigm UK Holdings plc, 6.88%, 05/15/26	749	797,685
TransDigm, Inc.(b):
6.25%, 03/15/26	2,991	3,225,793
5.50%, 11/15/27	277	278,704
Triumph Group, Inc., 6.25%, 09/15/24(b)	19	19,598
		6,386,911
Air Freight & Logistics — 0.0%(b)
Cargo Aircraft Management, Inc., 4.75%,
02/01/28.	57	57,857
XPO Logistics, Inc., 6.75%, 08/15/24	10	10,789
		68,646
Airlines — 0.1%(b)
Avianca Holdings SA, 9.00%, 05/10/23.	400	403,400
Gol Finance SA, 7.00%, 01/31/25	694	704,757
Latam Finance Ltd., 6.88%, 04/11/24	689	733,074
		1,841,231
Auto Components — 0.2%
Dealer Tire LLC, 8.00%, 02/01/28(b)	156	157,950
Icahn Enterprises LP:
4.75%, 09/15/24(b)	30	30,642
6.25%, 05/15/26	602	631,908
5.25%, 05/15/27(b)	337	338,267
Panther BF Aggregator 2 LP(b):
6.25%, 05/15/26	715	766,910
8.50%, 05/15/27	992	1,066,400
		2,992,077
Automobiles — 0.0%
Tesla, Inc., 5.30%, 08/15/25(b)	291	293,916
Banks — 4.7%
Australia & New Zealand Banking Group Ltd.,
(USD Swap Rate 5 Year + 5.17%), 6.75%(b)(d)
(g)	2,545	2,923,569
Banco Bilbao Vizcaya Argentaria SA, (USD
Swap Semi 5 Year + 3.87%), 6.13%(d)(g)	1,400	1,473,080
Banco Mercantil del Norte SA, (US Treasury
Yield Curve Rate T Note Constant Maturity 5
Year + 4.97%), 6.75%(b)(d)(g)	400	432,635
Bancolombia SA, (US Treasury Yield Curve
Rate T Note Constant Maturity 5 Year +
2.94%), 4.62%, 12/18/29(d)	458	471,167
Banistmo SA, 3.65%, 09/19/22.	400	408,750

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Banks (continued)
Bank of East Asia Ltd. (The), (US Treasury
Yield Curve Rate T Note Constant Maturity 5
Year + 4.26%), 5.87%(d)(g)	USD	575	$601,594
Barclays plc(d)(g):
(USD Swap Semi 5 Year + 6.77%), 7.88%		1,759	1,904,117
(USD Swap Semi 5 Year + 4.84%), 7.75%		625	684,375
BBVA Bancomer SA, 6.75%, 09/30/22(b)		373	409,367
BNP Paribas SA, (USD Swap Semi 5 Year +
6.31%), 7.63%(b)(d)(g)		2,754	2,898,585
Burgan Bank SAK, (USD Swap Semi 5 Year +
4.01%), 5.75%(d)(g)		400	410,125
Chong Hing Bank Ltd., (US Treasury Yield
Curve Rate T Note Constant Maturity 5 Year
+ 3.86%), 5.70%(d)(g)		250	258,516
Citigroup, Inc.(d)(g):
Series U, (SOFR + 3.81%), 5.00%.		2,575	2,693,733
Series V, (SOFR + 3.23%), 4.70%		1,565	1,594,344
Credit Agricole SA(b)(d)(g):
(USD Swap Semi 5 Year + 4.90%), 7.88%		350	398,125
(USD Swap Semi 5 Year + 6.19%), 8.12%		3,325	4,034,289
Danske Bank A/S, (US Treasury Yield Curve
Rate T Note Constant Maturity 7 Year +
4.13%), 7.00%(d)(g)		2,355	2,622,881
Emirates NBD Bank PJSC, (USD Swap Semi 6
Year + 3.66%), 6.13%(d)(g)		700	738,938
Gilex Holding SARL, 8.50%, 05/02/23(b)		183	198,097
HSBC Holdings plc(d)(g):
(USD Swap Rate 5 Year + 5.51%), 6.87% .		581	609,080
(USD Swap Rate 5 Year + 4.37%), 6.37% .		500	546,955
(USD Swap Rate 5 Year + 3.75%), 6.00% .		487	522,307
Industrial & Commercial Bank of China Asia
Ltd., (US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 3.14%), 4.25%(d)(g)		200	203,188
ING Groep NV, (USD Swap Rate 5 Year +
4.20%), 6.75%(d)(g)		925	1,016,764
JPMorgan Chase & Co.(d):
Series HH, (SOFR + 3.13%), 4.60%(g)		1,470	1,498,224
Series U, (LIBOR USD 3 Month + 0.95%),
2.85%, 02/02/37		1,415	1,280,575
Series W, (LIBOR USD 3 Month + 1.00%),
2.91%, 05/15/47		2,042	1,761,225
Lloyds Banking Group plc(d)(g):
(USD Swap Semi 5 Year + 4.50%), 7.50%		380	434,625
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 4.82%),
6.75%		485	541,987
Macquarie Bank Ltd., (USD Swap Semi 5 Year
+ 3.70%), 6.13%(b)(d)(g)		3,679	3,908,937
Nanyang Commercial Bank Ltd., (US Treasury
Yield Curve Rate T Note Constant Maturity 5
Year + 3.21%), 5.00%(d)(g)		600	611,625
Nordea Bank Abp, (US Treasury Yield Curve
Rate T Note Constant Maturity 5 Year +
4.11%), 6.63%(b)(d)(g)		3,050	3,440,735
Royal Bank of Scotland Group plc(d)(g):
(USD Swap Semi 5 Year + 7.60%), 8.62%		2,161	2,333,880
(USD Swap Semi 5 Year + 5.72%), 8.00%		2,325	2,712,996
Shinhan Financial Group Co. Ltd., (US Treasury
Yield Curve Rate T Note Constant Maturity 5
Year + 3.05%), 5.87%(d)(g)		200	215,813
Societe Generale SA, (USD Swap Rate 5 Year
+ 5.87%), 8.00%(b)(d)(g)		3,175	3,774,281
Standard Chartered plc, (USD Swap Semi 5
Year + 6.30%), 7.50%(b)(d)(g)		3,110	3,323,813

		Par
Security		(000)	Value

Banks (continued)
TMB Bank PCL, (US Treasury Yield Curve Rate
T Note Constant Maturity 5 Year + 3.26%),
4.90%(d)(g)	USD	200	$200,000
Truist Financial Corp., Series L, (LIBOR USD 3
Month + 3.10%), 5.05%(d)(g)		2,130	2,193,900
UniCredit SpA, (USD Swap Semi 5 Year +
5.18%), 8.00%(d)(g)		2,340	2,594,475
United Overseas Bank Ltd., (USD Swap Semi 5
Year + 1.79%), 3.88%(d)(g)		200	204,813
Wachovia Capital Trust II, (LIBOR USD 3 Month
+ 0.50%), 2.33%, 01/15/27(d)		115	108,963
Westpac Banking Corp., (USD Swap Rate 5
Year + 2.89%), 5.00%(d)(g)		3,330	3,401,595
			62,597,043
Beverages — 0.0%
Central American Bottling Corp., 5.75%,
01/31/27(b)		463	489,188
Building Products — 0.1%(b)
Advanced Drainage Systems, Inc., 5.00%,
09/30/27.		139	143,517
CPG Merger Sub LLC, 8.00%, 10/01/21		520	521,300
JELD-WEN, Inc., 4.63%, 12/15/25		104	106,080
			770,897
Capital Markets — 1.1%
AG Issuer LLC, 6.25%, 03/01/28(b)		123	123,000
CCTI Ltd., 3.63%, 08/08/22.		200	200,500
Credit Suisse Group AG(b)(d)(g):
(USD Swap Semi 5 Year + 4.60%), 7.50%		875	991,940
(USD Swap Semi 5 Year + 3.46%), 6.25%		3,453	3,806,739
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 4.82%),
6.37%		600	665,250
Goldman Sachs Group, Inc. (The)(d)(g):
Series Q, (US Treasury Yield Curve Rate T
Note Constant Maturity 5 Year + 3.62%),
5.50%		1,655	1,780,962
Series R, (US Treasury Yield Curve Rate T
Note Constant Maturity 5 Year + 3.22%),
4.95%		1,445	1,510,025
Macquarie Group Ltd., 6.13%, 12/31/99		200	212,500
UBS Group AG(d)(g):
(USD Swap Rate 5 Year + 5.50%), 6.87% .		2,200	2,283,838
(USD Swap Semi 5 Year + 4.34%), 7.00%(b)		675	743,249
(USD Swap Semi 5 Year + 4.87%), 7.00%		1,627	1,853,641
(USD Swap Semi 5 Year + 4.59%), 6.87%		240	268,950
			14,440,594
Chemicals — 0.5%
Atotech Alpha 2 BV, 8.75%, (8.75% Cash or
9.50% PIK), 06/01/23(b)(h)		450	457,920
Atotech Alpha 3 BV, 6.25%, 02/01/25(b)		885	903,806
Chemours Co. (The), 6.63%, 05/15/23		145	142,742
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		218	219,245
Cydsa SAB de CV, 6.25%, 10/04/27(b)		607	629,762
Element Solutions, Inc., 5.88%, 12/01/25(b)		1,239	1,280,655
Gates Global LLC, 6.25%, 01/15/26(b)		221	227,044
GCP Applied Technologies, Inc., 5.50%,
04/15/26(b)		151	157,040
Orbia Advance Corp. SAB de CV(b):
4.00%, 10/04/27		200	209,140
5.50%, 01/15/48		253	274,426
Pearl Holding III Ltd., 9.50%, 12/11/22		200	138,320
PQ Corp., 5.75%, 12/15/25(b)		799	834,955
Rock International Investment, Inc., 6.63%,
03/27/20.		200	83,420

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Chemicals (continued)
TPC Group, Inc., 10.50%, 08/01/24(b)	USD	215	$221,988
Yingde Gases Investment Ltd., 6.25%,
01/19/23(b)		200	206,394
			5,986,857
Commercial Services & Supplies — 0.5%
ADT Security Corp. (The), 4.88%, 07/15/32(b) .		465	432,357
Allied Universal Holdco LLC(b):
6.63%, 07/15/26		1,079	1,147,112
9.75%, 07/15/27		357	381,097
APX Group, Inc.:
8.75%, 12/01/20		132	132,206
8.50%, 11/01/24(b)		62	65,979
GFL Environmental, Inc.(b):
5.38%, 03/01/23		17	17,361
7.00%, 06/01/26		558	581,548
5.13%, 12/15/26		206	212,149
8.50%, 05/01/27		441	480,690
GW B-CR Security Corp., 9.50%, 11/01/27(b) .		169	180,408
IAA, Inc., 5.50%, 06/15/27(b)		280	297,122
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		404	414,435
Mobile Mini, Inc., 5.88%, 07/01/24.		819	851,760
Prime Security Services Borrower LLC(b):
5.75%, 04/15/26		283	298,565
6.25%, 01/15/28		295	291,386
Tuspark Forward Ltd., 7.95%, 08/15/21		400	354,000
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		213	218,827
			6,357,002
Communications Equipment — 0.1%
CommScope, Inc.(b):
5.50%, 03/01/24		31	31,852
6.00%, 03/01/26		610	639,739
Nokia OYJ, 6.63%, 05/15/39		241	292,815
			964,406
Construction & Engineering — 0.2%
Aeropuertos Argentina 2000 SA, 6.88%,
02/01/27(b)		313	303,081
Aeropuertos Dominicanos Siglo XXI SA, 6.75%,
03/30/29(b)		1,000	1,104,760
Bioceanico Sovereign Certificate Ltd., 0.00%,
06/05/34(i)		374	261,566
Brand Industrial Services, Inc., 8.50%,
07/15/25(b)		453	454,074
Delhi International Airport Ltd.:
6.45%, 06/04/29(b)		200	214,250
6.45%, 06/04/29		200	214,250
Leader Goal International Ltd., (US Treasury
Yield Curve Rate T Note Constant Maturity 5
Year + 6.92%), 4.25%(d)(g)		200	205,063
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21		200	200,750
			2,957,794
Consumer Finance — 0.5%
Ally Financial, Inc., 8.00%, 11/01/31		529	743,245
ASG Finance Designated Activity Co., 7.88%,
12/03/24(b)		534	512,640
CDBL Funding 1, 3.50%, 10/24/27		200	208,875
Credito Real SAB de CV SOFOM ER:
7.25%, 07/20/23(b)		200	210,250
7.25%, 07/20/23		200	210,250
Credivalores-Crediservicios SAS, 9.75%,
07/27/22(b)		400	421,375
General Motors Financial Co., Inc., Series B,
(LIBOR USD 3 Month + 3.44%), 6.50%(d)(g) .		913	973,998
Global Aircraft Leasing Co. Ltd., 6.50%, (6.50%
Cash or 7.25% PIK), 09/15/24(b)(h)		545	568,162

		Par
Security		(000)	Value

Consumer Finance (continued)
King Talent Management Ltd., (US Treasury
Yield Curve Rate T Note Constant Maturity 5
Year + 3.52%), 5.60%(d)(g)	USD	200	$182,740
Manappuram Finance Ltd., 5.90%, 01/13/23		200	201,500
Muthoot Finance Ltd., 6.13%, 10/31/22(b)		456	472,530
Navient Corp.:
6.13%, 03/25/24		66	70,311
6.75%, 06/15/26		329	356,965
5.00%, 03/15/27		198	197,505
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		200	178,250
Springleaf Finance Corp.:
6.88%, 03/15/25		163	183,782
7.13%, 03/15/26		10	11,474
6.63%, 01/15/28		427	480,375
5.38%, 11/15/29		84	87,352
			6,271,579
Containers & Packaging — 0.4%
ARD Finance SA, 6.50%, 06/30/27(b)		452	466,645
Intertape Polymer Group, Inc., 7.00%,
10/15/26(b)		127	134,303
Klabin Finance SA, 4.88%, 09/19/27		458	481,329
LABL Escrow Issuer LLC, 6.75%, 07/15/26(b) .		502	539,163
Mauser Packaging Solutions Holding Co.,
5.50%, 04/15/24(b)		1,443	1,486,968
Reynolds Group Issuer, Inc., 7.00%, 07/15/24(b)		188	194,110
Trivium Packaging Finance BV(b)(e):
5.50%, 08/15/26		489	515,284
8.50%, 08/15/27		1,225	1,347,500
			5,165,302
Distributors — 0.2%(b)
American Builders & Contractors Supply Co.,
Inc., 5.88%, 05/15/26		56	58,940
Core & Main Holdings LP, 8.63%, (8.63% Cash
or 9.38% PIK), 09/15/24(h)		359	374,257
Core & Main LP, 6.13%, 08/15/25		1,291	1,326,335
Performance Food Group, Inc., 5.50%,
10/15/27.		171	179,977
Wolverine Escrow LLC:
8.50%, 11/15/24		118	121,343
9.00%, 11/15/26		435	451,826
			2,512,678
Diversified Consumer Services — 0.1%
Bright Scholar Education Holdings Ltd., 7.45%,
07/31/22.		260	266,825
frontdoor, Inc., 6.75%, 08/15/26(b)		500	546,578
Laureate Education, Inc., 8.25%, 05/01/25(b)		89	95,341
ServiceMaster Co. LLC (The), 5.13%,
11/15/24(b)		113	116,782
Sotheby's, 7.38%, 10/15/27(b)		400	407,460
			1,432,986
Diversified Financial Services — 0.4%(b)
Alpha Holding SA de CV, 9.00%, 02/10/25.		535	535,669
Fairstone Financial, Inc., 7.88%, 07/15/24		154	166,513
MPH Acquisition Holdings LLC, 7.13%,
06/01/24.		1,095	1,060,639
Refinitiv US Holdings, Inc.:
6.25%, 05/15/26		652	705,007
8.25%, 11/15/26		931	1,036,948
Verscend Escrow Corp., 9.75%, 08/15/26		1,732	1,883,550
			5,388,326
Diversified Telecommunication Services — 1.0%
Altice France SA(b):
7.38%, 05/01/26		599	637,983

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Diversified Telecommunication Services (continued)
8.13%, 02/01/27	USD	1,503	$1,679,603
5.50%, 01/15/28		657	670,974
Axtel SAB de CV, 6.38%, 11/14/24(b)		741	781,987
CCO Holdings LLC(b):
5.13%, 05/01/27		920	961,446
5.38%, 06/01/29		12	12,840
4.75%, 03/01/30		551	566,497
CenturyLink, Inc.:
Series W, 6.75%, 12/01/23		238	263,883
Series Y, 7.50%, 04/01/24		274	309,162
5.13%, 12/15/26(b)		658	677,740
Series P, 7.60%, 09/15/39		84	90,867
Series U, 7.65%, 03/15/42		319	345,869
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		456	477,090
Frontier Communications Corp., 8.00%,
04/01/27(b)		730	761,974
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		781	626,752
9.75%, 07/15/25(b)		674	574,585
Level 3 Financing, Inc.:
5.25%, 03/15/26		16	16,642
4.63%, 09/15/27(b)		295	303,118
Network i2i Ltd., (US Treasury Yield Curve Rate
T Note Constant Maturity 5 Year + 4.27%),
5.65%(d)(g)		200	199,300
Oi SA, 10.00%, (10.00% Cash or 4.00% PIK),
07/27/25(h)		399	386,831
Qualitytech LP, 4.75%, 11/15/25(b)		253	261,539
Sprint Capital Corp.:
6.88%, 11/15/28		484	492,470
8.75%, 03/15/32		453	501,697
Telecom Argentina SA(b):
6.50%, 06/15/21		398	392,030
8.00%, 07/18/26		214	208,784
Telecom Italia Capital SA, 6.00%, 09/30/34		401	450,706
Telesat Canada(b):
4.88%, 06/01/27		222	228,072
6.50%, 10/15/27		10	10,475
Virgin Media Finance plc, 5.75%, 01/15/25(b) .		398	409,940
Virgin Media Secured Finance plc, 5.50%,
05/15/29(b)		301	316,802
			13,617,658
Electric Utilities — 0.5%
Adani Transmission Ltd., 4.00%, 08/03/26		200	208,813
AES Argentina Generacion SA, 7.75%,
02/02/24(b)		200	168,000
Celeo Redes Operacion Chile SA, 5.20%,
06/22/47(b)		544	596,296
Duke Energy Corp., (US Treasury Yield Curve
Rate T Note Constant Maturity 5 Year +
3.39%), 4.88%(d)(g)		2,000	2,122,820
Energuate Trust, 5.88%, 05/03/27(b)		400	419,500
Generacion Mediterranea SA, 9.63%,
07/27/23(b)		301	195,650
Genneia SA, 8.75%, 01/20/22(b)		519	431,581
Greenko Investment Co., 4.88%, 08/16/23		200	200,500
Huachen Energy Co. Ltd., 6.63%, 05/18/20(f)(j)		200	81,375
Inkia Energy Ltd.:
5.88%, 11/09/27(b)		200	211,250
5.88%, 11/09/27		258	272,512
Pampa Energia SA, 9.13%, 04/15/29(b)		243	216,878
Southern Co. (The), Series B, (LIBOR USD 3
Month + 3.63%), 5.50%, 03/15/57(d)		175	183,259
Star Energy Geothermal Wayang Windu Ltd.,
6.75%, 04/24/33		322	346,150

		Par
Security		(000)	Value

Electric Utilities (continued)
Stoneway Capital Corp., 10.00%, 03/01/27(b)	USD	752	$380,629
			6,035,213
Electrical Equipment — 0.0%
Vertiv Group Corp., 9.25%, 10/15/24(b)		40	42,875
Electronic Equipment, Instruments & Components — 0.0%
Anixter, Inc., 6.00%, 12/01/25		91	96,460
Itron, Inc., 5.00%, 01/15/26(b)		68	70,720
			167,180
Energy Equipment & Services — 0.3%
Anton Oilfield Services Group:
9.75%, 12/05/20		700	707,438
7.50%, 12/02/22		245	228,673
Apergy Corp., 6.38%, 05/01/26		160	168,097
Archrock Partners LP, 6.88%, 04/01/27(b)		402	428,815
Hilong Holding Ltd., 8.25%, 09/26/22		200	202,937
Nabors Industries Ltd.(b):
7.25%, 01/15/26		109	108,875
7.50%, 01/15/28		101	99,990
Nabors Industries, Inc., 5.10%, 09/15/23.		21	19,162
Noble Holding International Ltd.:
7.75%, 01/15/24		11	5,665
7.88%, 02/01/26(b)		96	68,640
Pacific Drilling SA, 8.38%, 10/01/23(b)		237	199,080
Rowan Cos., Inc., 4.88%, 06/01/22		145	107,300
Transocean, Inc.:
8.37%, 12/15/21(e)		10	10,350
9.00%, 07/15/23(b)		228	244,963
8.00%, 02/01/27(b)		197	183,368
USA Compression Partners LP:
6.88%, 04/01/26		751	781,040
6.88%, 09/01/27		959	999,662
			4,564,055
Entertainment — 0.1%
Netflix, Inc.:
5.88%, 11/15/28		74	83,335
4.88%, 06/15/30(b)		716	746,878
			830,213
Equity Real Estate Investment Trusts (REITs) — 0.1%
Brookfield Property REIT, Inc., 5.75%,
05/15/26(b)		28	29,216
Iron Mountain, Inc., 4.88%, 09/15/29(b)		279	284,608
MGM Growth Properties Operating Partnership
LP:
4.50%, 09/01/26		718	746,975
4.50%, 01/15/28		38	39,208
Trust F/1401, 6.95%, 01/30/44		600	731,438
			1,831,445
Food & Staples Retailing — 0.1%
Albertsons Cos., Inc.:
6.63%, 06/15/24		216	224,640
7.50%, 03/15/26(b)		58	64,235
5.88%, 02/15/28(b)		367	391,772
4.88%, 02/15/30(b)		191	196,058
			876,705
Food Products — 0.5%
Arcor SAIC, 6.00%, 07/06/23(b)		400	392,600
BRF GmbH, 4.35%, 09/29/26		200	204,375
Chobani LLC, 7.50%, 04/15/25(b)		442	439,622
Grupo Bimbo SAB de CV, (US Treasury Yield
Curve Rate T Note Constant Maturity 5 Year
+ 3.28%), 5.95%(b)(d)(g)		600	637,125
JBS Investments II GmbH, 5.75%, 01/15/28(b).		529	558,471

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Food Products (continued)
JBS USA LUX SA(b):
5.88%, 07/15/24	USD	37	$37,998
5.75%, 06/15/25		1,148	1,188,754
6.75%, 02/15/28		661	732,388
6.50%, 04/15/29		452	506,240
MARB BondCo plc, 6.88%, 01/19/25(b)		899	946,984
MHP Lux SA, 6.25%, 09/19/29(b)		600	580,500
Minerva Luxembourg SA, 6.50%, 09/20/26(b) .		400	425,125
Post Holdings, Inc., 5.50%, 12/15/29(b)		86	91,044
Simmons Foods, Inc., 7.75%, 01/15/24(b)		125	133,750
			6,874,976
Gas Utilities — 0.0%
ENN Energy Holdings Ltd., 3.25%, 07/24/22 .		200	202,313
Health Care Equipment & Supplies — 0.1%(b)
Immucor, Inc., 11.13%, 02/15/22.		89	88,110
Ortho-Clinical Diagnostics, Inc.:
6.63%, 05/15/22		501	499,121
7.25%, 02/01/28		745	758,135
			1,345,366
Health Care Providers & Services — 0.7%
AHP Health Partners, Inc., 9.75%, 07/15/26(b) .		403	439,270
Centene Corp.(b):
4.25%, 12/15/27		105	109,463
4.63%, 12/15/29		836	898,616
Community Health Systems, Inc.(b):
8.63%, 01/15/24		35	37,187
6.63%, 02/15/25		629	635,403
8.00%, 03/15/26		804	837,929
Eagle Holding Co. II LLC, 7.75%, (7.75% Cash
or 8.50% PIK), 05/15/22(b)(h)		121	122,210
Envision Healthcare Corp., 8.75%, 10/15/26(b)		98	59,094
MEDNAX, Inc., 6.25%, 01/15/27(b)		973	991,244
Molina Healthcare, Inc., 4.88%, 06/15/25(b)		127	129,540
NVA Holdings, Inc., 6.88%, 04/01/26(b)		72	77,760
Polaris Intermediate Corp., 8.50%, (8.50%
Cash or 9.25% PIK), 12/01/22(b)(h)		241	224,576
Radiology Partners, Inc., 9.25%, 02/01/28(b)		150	156,000
Surgery Center Holdings, Inc.(b):
6.75%, 07/01/25		917	933,047
10.00%, 04/15/27		134	149,075
Tenet Healthcare Corp.:
8.13%, 04/01/22		546	596,527
4.88%, 01/01/26(b)		306	317,284
6.25%, 02/01/27(b)		1,775	1,877,240
5.13%, 11/01/27(b)		492	517,830
Vizient, Inc., 6.25%, 05/15/27(b)		199	214,503
			9,323,798
Hotels, Restaurants & Leisure — 0.8%
1011778 BC ULC, 5.00%, 10/15/25(b)		1,703	1,756,985
Boyne USA, Inc., 7.25%, 05/01/25(b)		45	48,825
Churchill Downs, Inc., 4.75%, 01/15/28(b)		386	397,580
Fortune Star BVI Ltd., 6.75%, 07/02/23		1,100	1,143,656
Golden Nugget, Inc., 6.75%, 10/15/24(b)		1,463	1,503,525
IRB Holding Corp., 6.75%, 02/15/26(b)		202	210,272
Melco Resorts Finance Ltd., 5.63%, 07/17/27.		200	204,000
MGM China Holdings Ltd., 5.88%, 05/15/26. .		200	205,750
Motion Bondco DAC, 6.63%, 11/15/27(b)		200	212,500
Scientific Games International, Inc.(b):
5.00%, 10/15/25		719	739,463
8.25%, 03/15/26		931	1,010,135
7.00%, 05/15/28		144	151,962
7.25%, 11/15/29		143	153,367
Station Casinos LLC, 4.50%, 02/15/28(b)		170	169,738

		Par
Security		(000)	Value

Hotels, Restaurants & Leisure (continued)
Studio City Co. Ltd., 7.25%, 11/30/21	USD	200	$203,688
Studio City Finance Ltd., 7.25%, 02/11/24		400	414,000
Viking Cruises Ltd., 5.88%, 09/15/27(b)		1,321	1,354,091
Wynn Las Vegas LLC, 5.25%, 05/15/27(b)		190	197,125
Wynn Resorts Finance LLC, 5.13%, 10/01/29(b)		330	342,375
Yum! Brands, Inc.:
4.75%, 01/15/30(b)		187	199,856
5.35%, 11/01/43		115	117,875
			10,736,768
Household Durables — 0.1%
Ashton Woods USA LLC, 6.63%, 01/15/28(b) .		30	30,562
Brookfield Residential Properties, Inc., 6.25%,
09/15/27(b)		154	164,780
Controladora Mabe SA de CV, 5.60%,
10/23/28(b)		337	379,557
Installed Building Products, Inc., 5.75%,
02/01/28(b)		53	56,313
Mattamy Group Corp., 5.25%, 12/15/27(b)		74	77,330
Tempur Sealy International, Inc., 5.50%,
06/15/26.		81	84,886
Williams Scotsman International, Inc.(b):
7.88%, 12/15/22		366	381,555
6.88%, 08/15/23		171	179,606
			1,354,589
Household Products — 0.0%(b)
Energizer Holdings, Inc.:
6.38%, 07/15/26		19	20,236
7.75%, 01/15/27		344	379,277
Spectrum Brands, Inc., 5.00%, 10/01/29		91	94,563
			494,076
Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp.:
5.75%, 01/15/25		764	785,407
5.25%, 06/01/26(b)		255	263,313
5.13%, 03/15/28(b)		795	789,535
Clearway Energy Operating LLC, 4.75%,
03/15/28(b)		177	182,106
Concord New Energy Group Ltd., 7.90%,
01/23/21.		450	457,038
Emirates Semb Corp. Water & Power Co.
PJSC, 4.45%, 08/01/35		225	245,531
Talen Energy Supply LLC:
6.50%, 06/01/25		11	8,580
10.50%, 01/15/26(b)		18	15,966
			2,747,476
Industrial Conglomerates — 0.1%
CITIC Ltd., 4.00%, 01/11/28		200	216,625
Grupo KUO SAB de CV, 5.75%, 07/07/27(b)		400	421,625
			638,250
Insurance — 0.4%
Acrisure LLC, 8.13%, 02/15/24(b)		228	243,675
Alliant Holdings Intermediate LLC, 6.75%,
10/15/27(b)		714	753,270
Ambac Assurance Corp., 5.10%, 06/07/20(b)		4	5,302
Ambac LSNI LLC, (LIBOR USD 3 Month +
5.00%), 6.94%, 02/12/23(b)(d)		14	14,247
AmWINS Group, Inc., 7.75%, 07/01/26(b)		181	197,590
Ardonagh Midco 3 plc, 8.63%, 07/15/23(b)		200	205,470
Asahi Mutual Life Insurance Co., (USD Swap
Semi 5 Year + 4.59%), 6.50%(d)(g)		400	433,383
China Reinsurance Finance Corp. Ltd., 3.38%,
03/09/22.		200	202,125

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Insurance (continued)
FWD Ltd., (US Treasury Yield Curve Rate T
Note Constant Maturity 5 Year + 3.08%),
5.50%(d)(g)	USD	200	$193,536
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)		243	257,580
Heungkuk Life Insurance Co. Ltd., (US Treasury
Yield Curve Rate T Note Constant Maturity 5
Year + 2.47%), 4.48%(d)(g)		400	403,000
HUB International Ltd., 7.00%, 05/01/26(b)		1,095	1,136,062
KDB Life Insurance Co. Ltd., (US Treasury Yield
Curve Rate T Note Constant Maturity 5 Year
+ 4.66%), 7.50%(d)(g)		200	200,563
Nationwide Financial Services, Inc., 6.75%,
05/15/37.		175	205,940
NFP Corp., 8.00%, 07/15/25(b)		116	120,315
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		400	331,680
			4,903,738
Interactive Media & Services — 0.0%
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		175	173,250
Internet & Direct Marketing Retail — 0.1%
JD.com, Inc., 3.88%, 04/29/26		500	531,406
QVC, Inc.:
5.13%, 07/02/22		15	15,909
4.75%, 02/15/27		145	146,338
			693,653
IT Services — 0.5%
21Vianet Group, Inc., 7.88%, 10/15/21		595	596,194
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)		1,442	1,479,564
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b) .		306	314,415
HT Global IT Solutions Holdings Ltd., 7.00%,
07/14/21.		200	205,312
Presidio Holdings, Inc.(b):
4.88%, 02/01/27		338	337,949
8.25%, 02/01/28		390	400,725
Tempo Acquisition LLC, 6.75%, 06/01/25(b)		872	902,520
Zayo Group LLC:
6.00%, 04/01/23		636	649,515
5.75%, 01/15/27(b)		1,084	1,106,927
			5,993,121
Leisure Products — 0.1%
Mattel, Inc.(b):
6.75%, 12/31/25		304	326,040
5.88%, 12/15/27		412	433,074
			759,114
Life Sciences Tools & Services — 0.1%(b)
Avantor, Inc.:
6.00%, 10/01/24		838	890,375
9.00%, 10/01/25		751	830,005
Charles River Laboratories International, Inc.,
4.25%, 05/01/28		192	194,800
			1,915,180
Machinery — 0.2%
Colfax Corp., 6.38%, 02/15/26(b)		109	117,039
EnPro Industries, Inc., 5.75%, 10/15/26		216	227,880
Grinding Media, Inc., 7.38%, 12/15/23(b)		230	236,008
Manitowoc Co., Inc. (The), 9.00%, 04/01/26(b) .		107	113,955
Navistar International Corp., 6.63%, 11/01/25(b)		332	347,215
RBS Global, Inc., 4.88%, 12/15/25(b)		185	189,135
SPX FLOW, Inc.(b):
5.63%, 08/15/24		48	49,920
5.88%, 08/15/26		67	70,852
Stevens Holding Co., Inc., 6.13%, 10/01/26(b) .		89	97,455
Terex Corp., 5.63%, 02/01/25(b)		254	261,620
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		991	965,090

		Par
Security		(000)	Value

Machinery (continued)
Wabash National Corp., 5.50%, 10/01/25(b)	USD	239	$236,610
			2,912,779
Media — 1.1%
Altice Financing SA(b):
7.50%, 05/15/26		816	872,059
5.00%, 01/15/28		229	224,766
Altice Luxembourg SA(b):
7.63%, 02/15/25		780	810,966
10.50%, 05/15/27		914	1,056,858
Cable Onda SA, 4.50%, 01/30/30		600	620,994
Clear Channel Worldwide Holdings, Inc.(b):
9.25%, 02/15/24		1,407	1,531,871
5.13%, 08/15/27		1,091	1,123,730
CSC Holdings LLC:
5.25%, 06/01/24		448	483,840
5.38%, 02/01/28(b)		200	212,000
6.50%, 02/01/29(b)		575	638,882
5.75%, 01/15/30(b)		600	645,012
Diamond Sports Group LLC, 5.38%, 08/15/26(b)		346	344,651
DISH DBS Corp.:
5.88%, 07/15/22		866	909,300
5.88%, 11/15/24		10	10,119
Entercom Media Corp., 6.50%, 05/01/27(b)		187	200,166
GCI LLC, 6.63%, 06/15/24(b)		65	70,038
iHeartCommunications, Inc., 4.75%, 01/15/28(b)		48	48,925
LCPR Senior Secured Financing DAC, 6.75%,
10/15/27(b)		400	423,016
Meredith Corp., 6.88%, 02/01/26		334	343,721
Radiate Holdco LLC(b):
6.88%, 02/15/23		23	23,604
6.63%, 02/15/25		239	241,390
Telenet Finance Luxembourg Notes SARL,
5.50%, 03/01/28(b)		200	212,000
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b) .		369	380,070
Univision Communications, Inc.(b):
5.13%, 05/15/23		28	28,000
5.13%, 02/15/25		418	416,955
ViacomCBS, Inc.(d):
(LIBOR USD 3 Month + 3.90%), 5.87%,
02/28/57		1,583	1,663,337
(LIBOR USD 3 Month + 3.90%), 6.25%,
02/28/57		192	215,789
Ziggo Bond Co. BV, 5.88%, 01/15/25(b)		875	900,156
Ziggo BV(b):
5.50%, 01/15/27		200	212,000
4.88%, 01/15/30		200	205,954
			15,070,169
Metals & Mining — 1.0%
ABJA Investment Co. Pte. Ltd., 5.95%,
07/31/24.		200	210,562
Allegheny Technologies, Inc., 5.88%, 12/01/27		238	242,724
Big River Steel LLC, 7.25%, 09/01/25(b)		537	563,963
China Hongqiao Group Ltd., 7.13%, 07/22/22.		200	189,582
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22		200	203,189
Constellium SE(b):
5.75%, 05/15/24		356	364,900
5.88%, 02/15/26		1,460	1,507,450
First Quantum Minerals Ltd., 7.50%, 04/01/25(b)		200	198,227
Freeport-McMoRan, Inc.:
5.00%, 09/01/27		200	207,010
5.45%, 03/15/43		2,472	2,521,440
Gold Fields Orogen Holdings BVI Ltd., 5.13%,
05/15/24(b)		454	488,050

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Metals & Mining (continued)
HBIS Group Hong Kong Co. Ltd., 4.25%,
04/07/20.	USD	200	$199,438
Joseph T Ryerson & Son, Inc., 11.00%,
05/15/22(b)		229	240,450
Kaiser Aluminum Corp., 4.63%, 03/01/28(b)		75	76,500
Minmetals Bounteous Finance BVI Ltd., 4.20%,
07/27/26.		200	215,750
New Gold, Inc., 6.25%, 11/15/22(b)		233	233,437
Nexa Resources SA, 5.38%, 05/04/27(b)		643	692,029
Novelis Corp.(b):
5.88%, 09/30/26		1,475	1,563,500
4.75%, 01/30/30		471	473,072
Press Metal Labuan Ltd., 4.80%, 10/30/22		200	198,312
Usiminas International SARL, 5.88%,
07/18/26(b)		200	214,900
Vale Overseas Ltd., 6.25%, 08/10/26		273	322,021
Vedanta Resources Finance II plc, 8.00%,
04/23/23.		600	588,750
Vedanta Resources Ltd.:
7.13%, 05/31/23		800	782,250
			12,497,506
Multiline Retail — 0.0%
Future Retail Ltd.:
5.60%, 01/22/25(b)		255	256,594
5.60%, 01/22/25		325	327,031
			583,625
Oil, Gas & Consumable Fuels — 2.3%
Adani Green Energy UP Ltd., 6.25%, 12/10/24		400	432,000
Antero Resources Corp., 5.38%, 11/01/21		113	107,915
Ascent Resources Utica Holdings LLC, 10.00%,
04/01/22(b)		361	353,780
Azure Power Solar Energy Pvt Ltd., 5.65%,
12/24/24.		200	206,250
Baytex Energy Corp., 8.75%, 04/01/27(b)		128	124,640
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b) .		146	135,415
BPRL International Singapore Pte. Ltd., 4.38%,
01/18/27.		275	290,211
Callon Petroleum Co.:
6.13%, 10/01/24		120	114,750
6.38%, 07/01/26		111	104,895
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		32	32,080
8.25%, 07/15/25		265	270,372
Centennial Resource Production LLC, 6.88%,
04/01/27(b)		170	169,575
Cheniere Energy Partners LP:
5.63%, 10/01/26		240	251,400
4.50%, 10/01/29(b)		16	16,280
Chesapeake Energy Corp.:
4.88%, 04/15/22		368	261,280
11.50%, 01/01/25(b)		335	269,575
Citgo Holding, Inc., 9.25%, 08/01/24(b)		669	715,830
CNX Resources Corp., 5.88%, 04/15/22		590	582,625
Comstock Resources, Inc.:
7.50%, 05/15/25(b)		198	155,925
9.75%, 08/15/26		164	133,660
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		281	195,295
Crestwood Midstream Partners LP, 5.63%,
05/01/27(b)		201	202,266
CrownRock LP, 5.63%, 10/15/25(b)		624	629,535
CVR Energy, Inc.(b):
5.25%, 02/15/25		140	138,320
5.75%, 02/15/28		46	45,034
DCP Midstream Operating LP, 6.75%,
09/15/37(b)		230	247,825

		Par
Security		(000)	Value

Oil, Gas & Consumable Fuels (continued)
Denbury Resources, Inc.(b):
9.00%, 05/15/21	USD	225	$211,500
9.25%, 03/31/22		22	19,470
Enbridge, Inc.(d):
Series 16-A, (LIBOR USD 3 Month +
3.89%), 6.00%, 01/15/77		1,825	1,952,750
(LIBOR USD 3 Month + 3.64%), 6.25%,
03/01/78		1,740	1,899,227
Endeavor Energy Resources LP(b):
5.50%, 01/30/26		16	16,420
5.75%, 01/30/28		308	320,320
Energy Transfer Operating LP, Series G, (US
Treasury Yield Curve Rate T Note Constant
Maturity 5 Year + 5.31%), 7.13%(d)(g)		1,475	1,508,188
EnLink Midstream Partners LP:
4.85%, 07/15/26		17	15,555
5.60%, 04/01/44		64	50,240
5.05%, 04/01/45		14	10,500
Enterprise Products Operating LLC, Series
E, (LIBOR USD 3 Month + 3.03%), 5.25%,
08/16/77(d)		742	766,486
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		252	124,740
5.63%, 02/01/26		56	27,440
Genesis Energy LP:
6.00%, 05/15/23		74	74,348
5.63%, 06/15/24		60	58,350
6.50%, 10/01/25		19	18,525
7.75%, 02/01/28		111	111,919
Geopark Ltd.:
6.50%, 09/21/24(b)		757	796,506
6.50%, 09/21/24		200	210,437
Gran Tierra Energy International Holdings Ltd.,
6.25%, 02/15/25(b)		200	186,500
Gran Tierra Energy, Inc., 7.75%, 05/23/27(b)		200	194,261
Greenko Dutch BV, 5.25%, 07/24/24		200	202,679
Greenko Solar Mauritius Ltd.:
5.55%, 01/29/25		200	204,500
5.95%, 07/29/26		200	204,500
Hess Midstream Operations LP, 5.13%,
06/15/28(b)		75	77,417
Holly Energy Partners LP, 5.00%, 02/01/28(b) .		91	92,451
HPCL-Mittal Energy Ltd.:
5.45%, 10/22/26		200	206,500
5.25%, 04/28/27		400	405,750
Indigo Natural Resources LLC, 6.88%,
02/15/26(b)		267	244,305
Matador Resources Co., 5.88%, 09/15/26		203	198,696
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26		400	411,500
Medco Straits Services Pte. Ltd., 8.50%,
08/17/22.		500	529,063
MEG Energy Corp.(b):
6.38%, 01/30/23		187	189,225
7.00%, 03/31/24		50	50,375
6.50%, 01/15/25		212	222,070
7.13%, 02/01/27		380	376,318
Mongolian Mining Corp., 9.25%, 04/15/24		450	411,476
Murphy Oil Corp.:
5.88%, 12/01/27		106	108,650
5.87%, 12/01/42(e)		38	35,530
Neerg Energy Ltd., 6.00%, 02/13/22		500	505,625
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		174	230,743
NuStar Logistics LP, 6.00%, 06/01/26		82	86,280
Oasis Petroleum, Inc.:
6.88%, 03/15/22		27	25,920

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Oil, Gas & Consumable Fuels (continued)
6.88%, 01/15/23	USD	54	$51,081
Parkland Fuel Corp., 5.88%, 07/15/27(b)		118	125,045
Parsley Energy LLC(b):
6.25%, 06/01/24		18	18,630
5.38%, 01/15/25		114	117,291
5.25%, 08/15/25		216	221,400
5.63%, 10/15/27		22	23,155
PBF Holding Co. LLC:
7.25%, 06/15/25		128	135,946
6.00%, 02/15/28(b)		44	44,995
PDC Energy, Inc.:
6.13%, 09/15/24		69	69,172
5.75%, 05/15/26		94	90,734
Petrobras Global Finance BV:
6.13%, 01/17/22		23	24,667
5.30%, 01/27/25		326	361,198
8.75%, 05/23/26		515	673,363
6.00%, 01/27/28		513	597,004
7.25%, 03/17/44		470	593,228
Puma International Financing SA, 5.13%,
10/06/24(b)		200	196,500
QEP Resources, Inc.:
6.88%, 03/01/21		28	28,665
5.38%, 10/01/22		125	125,312
5.25%, 05/01/23		40	38,400
5.63%, 03/01/26		131	116,911
Range Resources Corp.:
5.88%, 07/01/22		16	15,200
5.00%, 08/15/22		15	14,178
5.00%, 03/15/23		97	83,422
ReNew Power Pvt Ltd., 6.45%, 09/27/22.		500	518,906
ReNew Power Synthetic, 6.67%, 03/12/24.		400	419,625
Saka Energi Indonesia PT, 4.45%, 05/05/24. .		200	202,000
Santos Finance Ltd., 5.25%, 03/13/29		200	223,338
SM Energy Co.:
6.13%, 11/15/22		105	103,950
5.00%, 01/15/24		98	89,425
5.63%, 06/01/25		41	37,105
6.75%, 09/15/26		59	53,575
6.63%, 01/15/27		35	31,675
SRC Energy, Inc., 6.25%, 12/01/25		48	48,360
Sunoco LP:
5.50%, 02/15/26		39	40,121
6.00%, 04/15/27		10	10,550
Tallgrass Energy Partners LP, 5.50%,
01/15/28(b)		528	528,000
Targa Resources Partners LP:
5.88%, 04/15/26		16	16,880
6.50%, 07/15/27		10	10,900
5.50%, 03/01/30(b)		206	212,458
TerraForm Power Operating LLC(b):
5.00%, 01/31/28		233	251,640
4.75%, 01/15/30		122	128,559
Transcanada Trust, Series 16-A, (LIBOR USD 3
Month + 4.64%), 5.87%, 08/15/76(d)		2,646	2,870,910
Transportadora de Gas del Sur SA, 6.75%,
05/02/25(b)		200	184,916
Viper Energy Partners LP, 5.38%, 11/01/27(b) .		76	79,230
WPX Energy, Inc.:
8.25%, 08/01/23		112	129,220
4.50%, 01/15/30		251	252,561
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		200	200,000
			30,189,389

		Par
Security		(000)	Value

Paper & Forest Products — 0.0%
Suzano Austria GmbH, 5.75%, 07/14/26	USD	200	$226,000
Pharmaceuticals — 0.4%
Bausch Health Americas, Inc., 8.50%,
01/31/27(b)		93	105,206
Bausch Health Cos., Inc.(b):
6.13%, 04/15/25		607	624,372
9.00%, 12/15/25		759	856,721
5.75%, 08/15/27		425	454,708
7.00%, 01/15/28		453	490,663
5.00%, 01/30/28		378	382,725
7.25%, 05/30/29		340	383,251
5.25%, 01/30/30		372	378,975
Catalent Pharma Solutions, Inc., 4.88%,
01/15/26(b)		155	159,263
Jubilant Pharma Ltd., 6.00%, 03/05/24		200	208,958
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)		588	598,290
			4,643,132
Professional Services — 0.2%(b)
Dun & Bradstreet Corp. (The):
6.88%, 08/15/26		972	1,066,770
10.25%, 02/15/27		650	745,095
Jaguar Holding Co. II, 6.38%, 08/01/23		727	746,992
			2,558,857
Real Estate Management & Development — 2.9%
Agile Group Holdings Ltd.:
6.70%, 03/07/22		200	206,750
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 9.22%),
6.87%(d)(g)		200	199,750
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 11.29%),
7.88%(d)(g)		200	205,625
Alam Synergy Pte. Ltd., 11.50%, 04/22/21		200	202,937
APL Realty Holdings Pte. Ltd., 5.95%, 06/02/24		400	344,128
Celulosa Arauco y Constitucion SA, 4.20%,
01/29/30.		200	203,502
Central China Real Estate Ltd.:
6.50%, 03/05/21		600	597,408
6.75%, 11/08/21		250	248,937
6.88%, 08/08/22		200	197,750
7.25%, 04/24/23		350	346,938
CFLD Cayman Investment Ltd.:
8.63%, 02/28/21		400	408,000
6.90%, 01/13/23		200	196,500
8.60%, 04/08/24		600	599,812
China Aoyuan Group Ltd.:
7.50%, 05/10/21		400	408,316
8.50%, 01/23/22		200	208,000
7.95%, 02/19/23		1,200	1,248,000
China Evergrande Group:
6.25%, 06/28/21		200	192,625
9.50%, 04/11/22		235	226,481
11.50%, 01/22/23		390	381,225
4.25%, 02/14/23(k)	HKD	6,000	723,290
10.00%, 04/11/23	USD	300	280,875
12.00%, 01/22/24		520	502,762
China SCE Group Holdings Ltd., 7.25%,
04/19/23.		1,100	1,108,250
CIFI Holdings Group Co. Ltd.:
6.38%, 05/02/20		300	301,125
5.50%, 01/23/22		400	401,500
7.63%, 02/28/23		200	208,000
6.55%, 03/28/24		200	202,000

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Real Estate Management & Development (continued)
Country Garden Holdings Co. Ltd.:
6.50%, 04/08/24	USD	200	$211,938
6.15%, 09/17/25		800	843,000
Easy Tactic Ltd.:
9.13%, 07/28/22		200	208,000
8.63%, 02/27/24		1,000	1,005,000
8.13%, 07/11/24		200	197,375
Excel Capital Global Ltd., (US Treasury Yield
Curve Rate T Note Constant Maturity 3 Year
+ 9.34%), 7.00%(d)(g)		700	716,128
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		200	201,312
15.00%, 12/18/21		400	438,250
11.75%, 04/17/22		600	621,000
12.25%, 10/18/22		200	208,500
Five Point Operating Co. LP, 7.88%, 11/15/25(b)		83	85,905
Gemdale Ever Prosperity Investment Ltd.,
4.95%, 07/26/22		200	199,116
Global Prime Capital Pte. Ltd.:
7.25%, 04/26/21		200	205,976
5.50%, 10/18/23		200	200,112
Greenland Global Investment Ltd.:
(LIBOR USD 3 Month + 4.85%), 6.80%,
09/26/21(d)		200	199,125
5.60%, 11/13/22		200	195,250
Greystar Real Estate Partners LLC, 5.75%,
12/01/25(b)		132	136,471
Hopson Development Holdings Ltd., 7.50%,
06/27/22.		550	555,500
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		27	27,810
Jababeka International BV, 6.50%, 10/05/23 .		400	369,500
JGC Ventures Pte. Ltd., 10.75%, 08/30/21.		200	209,276
Jingrui Holdings Ltd., 9.45%, 04/23/21		200	193,313
Jinke Properties Group Co. Ltd., 8.38%,
06/20/21.		450	456,750
Kaisa Group Holdings Ltd.:
8.50%, 06/30/22		550	544,156
11.50%, 01/30/23		700	715,750
10.88%, 07/23/23		200	200,875
9.38%, 06/30/24		200	188,375
KWG Group Holdings Ltd.:
7.88%, 09/01/23		800	820,000
7.40%, 03/05/24		200	201,016
Logan Property Holdings Co. Ltd.:
6.88%, 04/24/21		300	306,150
6.50%, 07/16/23		700	713,344
5.75%, 01/14/25		200	194,750
Modern Land China Co. Ltd., 12.85%, 10/25/21		200	195,500
Modernland Overseas Pte. Ltd., 6.95%,
04/13/24.		400	378,124
New Metro Global Ltd., 6.50%, 04/23/21		400	400,428
Newmark Group, Inc., 6.13%, 11/15/23.		37	40,578
Overseas Chinese Town Asia Holdings Ltd.,
(US Treasury Yield Curve Rate T Note
Constant Maturity 3 Year + 7.71%), 4.30%(d)(g)		200	201,000
Powerlong Real Estate Holdings Ltd.:
5.95%, 07/19/20		500	499,580
6.95%, 04/17/21		200	201,216
7.13%, 11/08/22		400	402,000
Redsun Properties Group Ltd.:
9.95%, 04/11/22		200	201,500
10.50%, 10/03/22		500	505,425
RKPF Overseas 2019 A Ltd.:
7.88%, 02/01/23		400	424,000
6.70%, 09/30/24		200	207,188

		Par
Security		(000)	Value

Real Estate Management & Development (continued)
Ronshine China Holdings Ltd.:
8.75%, 10/25/22	USD	765	$789,862
8.95%, 01/22/23		615	637,102
8.10%, 06/09/23		200	202,000
Scenery Journey Ltd., 11.00%, 11/06/20		600	610,125
Seazen Group Ltd.:
6.50%, 09/12/20		200	200,312
7.50%, 01/22/21		200	202,000
Shimao Property Holdings Ltd.:
6.38%, 10/15/21		550	573,375
6.13%, 02/21/24		200	211,063
5.60%, 07/15/26		200	209,625
Shui On Development Holding Ltd.:
6.25%, 11/28/21		400	408,951
5.75%, 11/12/23		200	203,250
Sunac China Holdings Ltd.:
6.88%, 08/08/20		200	201,125
7.88%, 02/15/22		400	412,000
7.25%, 06/14/22		460	468,050
7.95%, 10/11/23		200	206,313
Times China Holdings Ltd.:
7.63%, 02/21/22		200	205,000
6.75%, 07/16/23		1,000	1,012,812
VLL International, Inc., 5.75%, 11/28/24		200	208,063
Wanda Group Overseas Ltd., 7.50%, 07/24/22		670	646,550
Xinyuan Real Estate Co. Ltd., 7.75%, 02/28/21		200	166,062
Yango Justice International Ltd., 7.50%,
11/16/20		500	497,813
Yanlord Land HK Co. Ltd.:
6.75%, 04/23/23		800	811,250
6.80%, 02/27/24		660	668,663
Yuzhou Properties Co. Ltd.:
8.63%, 01/23/22		200	209,000
8.50%, 02/04/23		200	209,250
6.00%, 10/25/23		400	386,000
8.50%, 02/26/24		1,000	1,031,875
8.38%, 10/30/24		200	204,562
Zhenro Properties Group Ltd.:
9.15%, 03/08/22		600	618,000
8.70%, 08/03/22		200	203,750
			38,189,851
Road & Rail — 0.1%
Capitol Investment Merger Sub 2 LLC, 10.00%,
08/01/24(b)		197	204,634
Hertz Corp. (The)(b):
7.63%, 06/01/22		54	55,688
6.00%, 01/15/28		111	111,971
Lima Metro Line 2 Finance Ltd., 4.35%,
04/05/36(b)		200	215,250
Pacific National Finance Pty. Ltd., 4.75%,
03/22/28.		200	220,878
Uber Technologies, Inc.(b):
7.50%, 11/01/23		11	11,495
8.00%, 11/01/26		242	257,477
7.50%, 09/15/27		145	152,930
			1,230,323
Semiconductors & Semiconductor Equipment — 0.0%
Global A&T Electronics Ltd., 8.50%, 01/12/23.		200	194,437
Software — 0.4%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		266	284,728
Ascend Learning LLC:
6.88%, 08/01/25(b)		1,201	1,255,045
Castle US Holding Corp., 9.50%, 02/15/28(b) .		246	246,000

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Software (continued)
Change Healthcare Holdings LLC, 5.75%,
03/01/25(b)	USD	1,477	$1,504,295
Genesys Telecommunications Laboratories,
Inc., 10.00%, 11/30/24(b)		692	744,765
Informatica LLC, 7.13%, 07/15/23(b)		393	396,930
RP Crown Parent LLC, 7.38%, 10/15/24(b)		527	544,127
Solera LLC, 10.50%, 03/01/24(b)		558	590,782
TIBCO Software, Inc., 11.38%, 12/01/21(b)		165	170,569
			5,737,241
Specialty Retail — 0.2%
eG Global Finance plc(b):
6.75%, 02/07/25		400	405,000
8.50%, 10/30/25		200	212,000
Murphy Oil USA, Inc., 4.75%, 09/15/29.		100	104,500
Penske Automotive Group, Inc., 5.50%,
05/15/26.		156	161,468
PetSmart, Inc.(b):
7.13%, 03/15/23		84	83,685
5.88%, 06/01/25		464	476,111
SRS Distribution, Inc., 8.25%, 07/01/26(b)		513	533,520
Staples, Inc., 7.50%, 04/15/26(b)		806	825,666
			2,801,950
Technology Hardware, Storage & Peripherals — 0.0%
NCR Corp.(b):
5.75%, 09/01/27		53	56,456
6.13%, 09/01/29		440	480,106
			536,562
Textiles, Apparel & Luxury Goods — 0.0%
Prime Bloom Holdings Ltd., 6.95%, 07/05/22 .		200	98,861
Thrifts & Mortgage Finance — 0.1%
Mongolian Mortgage Corp. HFC LLC:
9.75%, 01/29/22		800	783,250
Nationstar Mortgage Holdings, Inc.(b):
8.13%, 07/15/23		30	31,725
9.13%, 07/15/26		539	598,533
6.00%, 01/15/27		193	196,410
			1,609,918
Trading Companies & Distributors — 0.0%(b)
Beacon Roofing Supply, Inc., 4.88%, 11/01/25		26	25,862
Fortress Transportation & Infrastructure
Investors LLC:
6.75%, 03/15/22		10	10,300
6.50%, 10/01/25		19	20,172
			56,334
Transportation Infrastructure — 0.1%
Adani Ports & Special Economic Zone Ltd.,
4.38%, 07/03/29(b)		558	590,439
Royal Capital BV, 5.88%(g)		200	203,750
			794,189
Wireless Telecommunication Services — 0.6%
C&W Senior Financing DAC, 6.88%, 09/15/27(b)		861	924,499
Comunicaciones Celulares SA, 6.88%,
02/06/24(b)		273	279,193
Connect Finco SARL, 6.75%, 10/01/26(b)		945	1,000,519
Gogo Intermediate Holdings LLC, 9.88%,
05/01/24(b)		547	588,047
Millicom International Cellular SA, 5.13%,
01/15/28.		327	343,759
SoftBank Group Corp., (USD Swap Rate 5 Year
+ 4.85%), 6.87%(d)(g)		300	300,000
Sprint Corp.:
7.88%, 09/15/23		35	37,183

		Par
Security		(000)	Value

Wireless Telecommunication Services (continued)
7.13%, 06/15/24	USD	114	$117,745
7.63%, 02/15/25		274	285,988
7.63%, 03/01/26		173	180,551
T-Mobile USA, Inc., 4.75%, 02/01/28		21	22,339
VEON Holdings BV, 4.00%, 04/09/25(b)		252	262,080
Vodafone Group plc, (USD Swap Semi 5 Year +
4.87%), 7.00%, 04/04/79(d)		2,305	2,717,638
Xplornet Communications, Inc., 9.63%, (9.63%
Cash or 10.63% PIK), 06/01/22(b)(h)		323	324,983
Ypso Finance Bis SA, 6.00%, 02/15/28(b)		218	215,966
			7,600,490
Total Corporate Bonds — 25.0%
(Cost: $320,790,561)			330,570,058

Equity-Linked Notes — 19.4%
Aerospace & Defense — 0.7%
Citigroup Global Markets Holdings,
Inc. (Northrop Grumman Corp.),
10.31%, 04/27/20		12	4,490,862
Royal Bank of Canada (Lockheed Martin
Corp.), 8.56%, 03/26/20(b)		10	4,437,385
			8,928,247
Air Freight & Logistics — 0.1%
Credit Suisse AG (Deutsche Post AG),
8.40%, 02/03/20	EUR	52	1,861,854
Airlines — 0.5%
BMO Capital Markets Corp. (JetBlue Airways
Corp.), 13.25%, 03/20/20	USD	179	3,585,584
Societe Generale SA (Delta Air Lines, Inc.):
12.70%, 03/04/20		30	1,680,240
12.69%, 03/05/20		30	1,680,806
			6,946,630
Automobiles — 0.4%
BNP Paribas SA (Fiat Chrysler Automobiles
NV), 8.93%, 02/03/20		126	1,673,304
Wells Fargo & Co. (General Motors Co.),
10.28%, 02/03/20		104	3,480,175
			5,153,479
Banks — 1.1%
BNP Paribas SA (JPMorgan Chase & Co.),
8.25%, 03/03/20		27	3,528,808
Nomura Bank International plc (Citigroup, Inc.),
12.40%, 03/03/20		45	3,365,001
UBS AG (First Republic Bank), 7.70%, 03/03/20		31	3,415,824
Wells Fargo & Co. (Citizens Financial Group,
Inc.):
23.79%, 02/20/20		48	1,808,291
23.17%, 02/21/20		48	1,808,576
			13,926,500
Beverages — 0.5%
Citigroup Global Markets Holdings, Inc. (Coca-
Cola Co (The)), 7.69%, 02/12/20(b)		68	3,777,005
Societe Generale SA (Anheuser-Busch InBev
SA), 8.15%, 02/03/20	EUR	45	3,448,417
			7,225,422

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Biotechnology — 0.5%
BNP Paribas SA (Vertex Pharmaceuticals, Inc.),
14.37%, 03/17/20(b)	USD	16	$3,718,925
Citigroup Global Markets Holdings,
Inc. (AmerisourceBergen Corp.),
12.45%, 04/27/20		40	3,449,952
			7,168,877
Capital Markets — 1.0%
BNP Paribas SA (S&P Global, Inc.),
10.24%, 02/04/20		15	3,865,195
Wells Fargo & Co. (Charles SchwabCorp.
(The)):
13.66%, 03/04/20		51	2,351,252
13.56%, 03/05/20		51	2,352,071
Wells Fargo & Co. (Goldman Sachs Group, Inc.
(The)), 13.39%, 03/04/20		20	4,802,446
			13,370,964
Chemicals — 1.2%
BNP Paribas SA (Air Products & Chemicals,
Inc.):
8.56%, 03/26/20		9	2,228,064
8.49%, 03/27/20		9	2,227,730
Credit Suisse AG (Ecolab, Inc.),
9.85%, 02/13/20		20	3,802,469
Merrill Lynch International & Co. (Dow, Inc.),
16.46%, 03/30/20		75	3,478,336
Wells Fargo & Co. (PPG Industries, Inc.):
12.11%, 02/26/20		15	1,841,397
11.91%, 02/27/20		15	1,841,370
			15,419,366
Commercial Services & Supplies — 0.6%
Toronto-Dominion Bank (The) (Copart, Inc.),
9.69%, 02/19/20		41	3,864,117
UBS AG (Waste Management, Inc.),
8.80%, 02/12/20		32	3,774,982
			7,639,099
Communications Equipment — 0.3%
Merrill Lynch International & Co. (Motorola
Solutions, Inc.), 12.69%, 02/04/20		23	3,852,312
Construction Materials — 0.6%
Credit Suisse AG (Vulcan Materials Co.),
11.35%, 02/10/20		26	3,674,609
Royal Bank of Canada (Martin Marietta
Materials, Inc.), 12.06%, 02/07/20(b)		14	3,576,568
			7,251,177
Consumer Finance — 0.6%
BNP Paribas SA (American Express Co.):
8.77%, 03/26/20		17	2,180,872
8.74%, 03/27/20		17	2,180,907
Citigroup Global Markets Holdings, Inc. (Ally
Financial, Inc.), 12.79%, 03/20/20(b)		115	3,720,949
			8,082,728
Equity Real Estate Investment Trusts (REITs) — 0.3%
Merrill Lynch International & Co. (American
Tower Corp.), 10.95%, 02/25/20		18	3,852,807
Food & Staples Retailing — 0.3%
Citigroup Global Markets Holdings, Inc.
(Walmart, Inc.), 7.40%, 02/12/20(b)		32	3,646,663
Food Products — 0.3%
Citigroup Global Markets Holdings,
Inc. (Mondelez International, Inc.),
8.46%, 04/27/20		78	4,484,391

		Par
Security		(000)	Value

Health Care Equipment & Supplies — 0.3%
Citigroup Global Markets Holdings, Inc.
(Danaher Corp.), 9.06%, 04/27/20	USD	27	$4,409,344
Health Care Providers & Services — 0.9%
BNP Paribas SA (Humana, Inc.),
11.78%, 02/04/20		12	3,876,140
Toronto-Dominion Bank (The) (WellCare Health
Plans, Inc.), 12.74%, 02/03/20		11	3,809,283
Wells Fargo & Co. (UnitedHealth Group, Inc.),
10.05%, 03/12/20		17	4,608,970
			12,294,393
Hotels, Restaurants & Leisure — 0.9%
Merrill Lynch International & Co. (Raytheon
Co.), 9.26%, 04/27/20		20	4,442,757
Royal Bank of Canada (McDonald's Corp.),
8.43%, 03/30/20(b)		17	3,697,758
Societe Generale SA (Chipotle Mexican Grill,
Inc.), 13.97%, 02/05/20.		5	3,817,540
			11,958,055
Household Durables — 0.8%
Merrill Lynch International & Co. (DR Horton,
Inc.), 10.75%, 03/26/20.		61	3,611,649
Merrill Lynch International & Co. (Whirlpool
Corp.), 13.21%, 03/26/20		24	3,483,261
UBS AG (Toll Brothers, Inc.), 13.10%, 02/24/20		78	3,323,954
			10,418,864
Household Products — 0.6%
BMO Capital Markets Corp. (Kimberly-Clark
Corp.), 12.10%, 03/20/20		26	3,690,973
Citigroup Global Markets Holdings, Inc. (Procter
& Gamble Co (The)), 9.00%, 03/20/20(b)		36	4,513,528
			8,204,501
Industrial Conglomerates — 0.3%
Royal Bank of Canada (Honeywell International,
Inc.), 11.06%, 03/19/20(b)		22	3,731,056
Insurance — 0.6%
BNP Paribas SA (MetLife, Inc.):
11.31%, 02/03/20		38	1,910,158
8.95%, 02/04/20(b)		36	1,812,145
11.26%, 02/04/20		38	1,878,455
10.92%, 02/05/20(b)		36	1,796,759
			7,397,517
Life Sciences Tools & Services — 0.3%
Citigroup Global Markets Holdings,
Inc. (Thermo Fisher Scientific, Inc.),
9.82%, 04/27/20		14	4,444,396
Machinery — 0.6%
Credit Suisse AG (Parker-Hannifin Corp.):
9.90%, 04/27/20		11	2,210,123
9.95%, 04/28/20		11	2,210,072
Merrill Lynch International & Co. (Ingersoll-Rand
plc), 9.63%, 03/30/20		28	3,680,197
			8,100,392
Media — 0.5%
Citigroup Global Markets Holdings, Inc.
(ViacomCBS, Inc.), 15.28%, 02/12/20(b)		88	3,033,877
UBS AG (Fox Corp.), 12.10%, 02/12/20		87	3,192,364
			6,226,241
Metals & Mining — 0.2%
Merrill Lynch International & Co. (Capgemini
SE), 9.15%, 02/03/20		16	2,036,692

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Multiline Retail — 0.3%
Nomura Bank International plc (Dollar General
Corp), 9.49%, 03/13/20.	USD	24	$3,679,962
Oil, Gas & Consumable Fuels — 0.3%
Nomura Holdings, Inc. (Marathon Petroleum
Corp.), 15.33%, 03/30/20		70	3,745,631
Personal Products — 0.3%
Wells Fargo & Co. (Estee Lauder Cos., Inc.
(The)):
12.09%, 02/05/20		9	1,765,424
12.04%, 02/06/20		9	1,766,107
			3,531,531
Pharmaceuticals — 0.6%
Credit Suisse AG (Merck & Co, Inc.),
11.55%, 02/03/20		42	3,623,566
UBS AG (Zoetis, Inc.), 9.20%, 02/10/20		31	3,866,673
			7,490,239
Road & Rail — 0.3%
Wells Fargo & Co. (CSX Corp.),
10.88%, 03/04/20		51	3,865,309
Semiconductors & Semiconductor Equipment — 0.6%
BMO Capital Markets Corp. (Intel Corp.),
11.96%, 03/26/20		66	4,250,376
Citigroup Global Markets Holdings, Inc. (Texas
Instruments, Inc.), 11.67%, 03/20/20(b)		34	4,153,645
			8,404,021
Software — 0.5%
Bank of America Securities, Inc. (Fair Isaac
Corp.), 12.91%, 03/19/20		7	2,986,870
Toronto-Dominion Bank (The) (Synopsys, Inc.),
7.55%, 02/14/20		27	3,816,391
			6,803,261
Specialty Retail — 1.0%
Citigroup Global Markets Holdings, Inc. (Lowe's
Cos, Inc.)(b):
14.15%, 02/25/20		15	1,811,964
14.05%, 02/26/20		15	1,809,227
Credit Suisse AG (Advance Auto Parts, Inc.),
12.80%, 02/18/20		24	3,217,728
UBS AG (O'Reilly Automotive, Inc.),
10.90%, 02/04/20		8	3,445,252
UBS AG (Ross Stores, Inc.), 10.90%, 03/03/20		31	3,545,601
			13,829,772
Technology Hardware, Storage & Peripherals — 0.2%
Royal Bank of Canada (Hewlett Packard
Enterprise Co.), 10.22%, 02/14/20(b)		226	3,155,584
Textiles, Apparel & Luxury Goods — 0.3%
Citigroup Global Markets Holdings, Inc. (NIKE,
Inc.), 8.10%, 03/17/20(b)		36	3,513,681
Total Equity-Linked Notes — 19.4%
(Cost: $263,345,764)			256,050,958

Floating Rate Loan Interests — 6.0%(l)
Aerospace & Defense — 0.2%
Bleriot US Bidco Inc., Term Loan, 10/31/26(m) .		36	36,466
Bleriot US Bidco Inc., Term Loan B, 10/30/26(m)		231	233,381
Dynasty Acquisition Co., Inc., Term Loan:
04/06/26(m)		697	700,256
Sequa Mezzanine Holdings LLC, 1st Lien Term
Loan, 11/28/21(m)		206	205,976
Transdigm, Inc., Term Loan G, 08/22/24(m)		896	895,203

			2,071,282

		Par
Security		(000)	Value

Airlines — 0.1%(m)
American Airlines, Inc., 1st Lien Term Loan,
01/29/27	USD	408	$402,304
Kestrel Bidco Inc., Term Loan, 12/11/26		490	492,725

			895,029
Auto Components — 0.1%(m)
Dealer Tire, LLC, Term Loan, 12/12/25		358	358,447
Panther BF Aggregator 2 LP, Term Loan B,
04/30/26		802	806,716
Wand Newco 3, Inc., Term Loan:
02/05/26		12	12,028
02/05/26		150	150,460

			1,327,651
Building Products — 0.1%
CPG International, Inc., Term Loan, (LIBOR
USD 3 Month + 3.75%), 5.93%, 05/05/24. .		264	264,402
Wilsonart LLC, 1st Lien Term Loan B,
12/19/23(m)		493	492,177

			756,579
Capital Markets — 0.1%
Deerfield Holdings Corp., Term Loan, (LIBOR
USD 1 Month + 3.25%), 4.90%, 02/13/25. .		451	451,416
Fortress Investment Group LLC, Term Loan B,
12/27/22(m)		110	110,295
Greenhill & Co., Inc., Term Loan, 04/12/24(m)		315	314,213
Travelport Finance (Luxembourg) SA, 1st Lien
Term Loan, 05/29/26(c)(m)		495	445,162

			1,321,086
Chemicals — 0.2%
Alpha 3 BV, Term Loan, 01/31/24(m)		492	491,800
Ascend Performance Materials LLC, Term
Loan B, (LIBOR USD 1 Month + 5.25%),
7.20%, 08/14/26(c)		299	300,746
Axalta Dupont PC, Term Loan, (LIBOR USD 3
Month + 1.75%), 3.70%, 06/01/24		297	296,214
Chemours Co. (The), 1st Lien Term
Loan, (LIBOR USD 1 Month + 1.75%),
3.40%, 04/03/25		120	115,007
Ennis-Flint Road Infrastructure Investment,
Term Loan, 06/13/23(m)		142	130,398
Greenrock Finance, Inc., Term Loan, 06/28/24(c)
(m)		116	115,482
Invictus Co., Term Loan B, (LIBOR USD 3
Month + 3.00%), 4.78%, 03/28/25		199	193,135
Messer Industries GmbH, Term Loan,
03/01/26(m)		269	268,535
Momentive Performance Materials, Inc., Term
Loan, 05/15/24(c)(m)		179	179,815
OXEA Holding Vier GmbH, Term Loan,
10/14/24(m)		357	358,444
PQ Corp., Term Loan, 02/08/25(m)		251	250,783

			2,700,359
Commercial Services & Supplies — 0.3%
Advanced Disposal Services, Inc., Term Loan,
11/10/23(m)		259	259,263
Allied Universal Holdco LLC Cov Lite, Term
Loan B, 07/10/26(m)		64	64,435
Allied Universal Holdco LLC, Term Loan B,
07/10/26(m)		647	650,461
Brand Energy & Infrastructure Services, Inc.,
Term Loan, 06/21/24(m)		448	447,178
Capri Acquisitions Bidco Ltd., Term Loan,
11/01/24(m)		498	491,455

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Commercial Services & Supplies (continued)
Cast & Crew Payroll LLC, 1st Lien Term Loan,
01/16/26(m)	USD	185	$185,574
Diamond (BC) BV, Term Loan, 09/06/24(m)		231	223,687
GFL Environmental, Inc., Term Loan B, (LIBOR
USD 1 Month + 3.00%), 4.65%, 05/30/25. .		224	223,701
Prime Security Services Borrower LLC, 1st Lien
Term Loan, 09/23/26(m)		314	313,545
Tempo Acquisition LLC, Term Loan, 05/01/24(m)		671	672,036
West Corp., Term Loan, 10/10/24(m)		387	328,868

			3,860,203
Construction & Engineering — 0.0%
Ply Gem, Inc., Term Loan B, (LIBOR USD 1
Month + 3.75%), 5.43%, 04/01/25		90	89,380
SRS Distribution, Inc., Term Loan B, 05/23/25(m)		290	288,269

			377,649
Construction Materials — 0.1%
American Builders And Contractors Supply,
Term Loan, 01/15/27(m)		358	358,472
Core & Main LP, Term Loan, 08/01/24(m)		671	669,263
Forterra Finance LLC, 1st Lien Term Loan,
10/25/23(m)		184	179,283
Plaskolite PPC Intermediate II LLC, Term
Loan, (LIBOR USD 1 Month + 4.25%),
5.91%, 12/15/25		95	92,747
TAMKO Building Products LLC, 1st Lien Term
Loan B, 05/29/26(m)		75	75,282

			1,375,047
Containers & Packaging — 0.2%(m)
Berry Global, Inc., Term Loan, 07/01/26		150	150,548
BWAY Holding Co., Term Loan, 04/03/24		450	446,178
Charter NEX US, Inc., 1st Lien Term Loan,
05/16/24		429	428,295
Flex Acquisition Co., Inc., Term Loan, 12/29/23		344	339,415
Pregis TopCo LLC, Term Loan, 07/31/26		179	179,000
Reynolds Group Holdings, Inc., 1st Lien Term
Loan, 02/05/23		803	803,580

			2,347,016
Diversified Consumer Services — 0.2%
AlixPartners LLP, 1st Lien Term Loan,
04/04/24(m)		492	491,952
Bright Horizons Family Solutions LLC, 1st Lien
Term Loan B, 11/07/23(m)		150	149,989
Maverick Purchaser SUB LLC, Term Loan,
01/22/27(m)		54	54,068
Research Now, Inc., Term Loan, (LIBOR USD 3
Month + 5.50%), 7.41%, 12/07/24		150	148,908
SIRVA Worldwide, Inc., 1st Lien Term Loan,
(LIBOR USD 3 Month + 5.50%), 7.15% -
7.45%, 08/04/25(c)		194	191,820
Sotheby's, Inc., Term Loan B, 01/15/27(m)		446	448,958
Spin Holdco, Inc., 1st Lien Term Loan B,
11/14/22(m)		719	716,841
TierPoint LLC, Term Loan, 05/06/24(m)		132	128,197
Trugreen Ltd. Partnership, 1st Lien Term
Loan B, (LIBOR USD 1 Month + 3.75%),
5.40%, 03/19/26		224	224,996

			2,555,729
Diversified Financial Services — 0.3%
Advisor Group Holdings, Inc., Term Loan,
07/31/26(m)		468	466,998
Belron Finance LLC, Term Loan B, (LIBOR
USD 3 Month + 2.50%), 4.27%, 10/30/26. .		112	112,351

		Par
Security		(000)	Value

Diversified Financial Services (continued)
BW Gas & Convenience Holdings LLC, Term
Loan, (LIBOR USD 1 Month + 6.25%),
7.91%, 11/13/26(c)	USD	115	$115,000
Genuine Financial Holdings LLC, Term Loan,
07/11/25(m)		361	358,134
Iron Mountain, Inc., 1st Lien Term Loan
B, (LIBOR USD 1 Month + 1.75%),
3.40%, 01/02/26		115	114,326
Knowlton Development Corp., Inc., Term Loan
B, 12/22/25(m)		231	231,317
SMG US Midco 2, Inc., Term Loan, 01/23/25(m)		230	231,343
Spring Education Group, Inc., Term Loan,
07/30/25(m)		166	165,621
Triton Bidco, Term Loan B, 09/23/26(m)		1,401	1,407,643
VICI Properties 1 LLC, Term Loan B, 12/20/24(m)		627	626,905
Ziggo Finance Partnership, Term Loan,
04/30/28(m)		157	156,804

			3,986,442
Diversified Telecommunication Services — 0.1%
Altice Financing SA, Term Loan, (LIBOR USD 1
Month + 2.75%), 4.41%, 01/31/26		190	187,383
Altice France SA, Term Loan, 08/14/26(m)		539	538,133
Consolidated Communications, Inc., Term
Loan B, (LIBOR USD 1 Month + 3.00%),
4.65%, 10/05/23		40	38,458
Iridium Satellite LLC, Term Loan, 11/04/26(m)		178	179,038
Level 3 Financing, Inc., Term Loan, (LIBOR
USD 1 Month + 1.75%), 3.40%, 03/01/27. .		190	189,573
MTN Infrastructure TopCo, Inc., Term
Loan, (LIBOR USD 1 Month + 3.00%),
4.65%, 11/15/24		264	264,438
Telesat Canada, Term Loan, (LIBOR USD 6
Month + 2.75%), 4.63%, 12/07/26		75	75,521

			1,472,544
Electric Utilities — 0.0%
Edgewater Generation LLC, Term Loan,
12/13/25(m)		230	224,885

Electrical Equipment — 0.0%(m)
GrafTech International Ltd., 1st Lien Term Loan
B, 02/12/25(c)		225	223,819
MH Sub I LLC, 1st Lien Term Loan, 09/13/24 .		364	363,523

			587,342
Entertainment — 0.1%
Creative Artists Agency LLC, Term Loan,
11/27/26(m)		580	582,433
Kingpin Intermediate Holdings LLC, 1st Lien
Term Loan B, (LIBOR USD 1 Month +
3.50%), 5.15%, 07/03/24.		299	300,490
Renaissance Learning, Inc., Term Loan,
05/24/25(m)		90	89,323
William Morris Endeavor Entertainment LLC,
Term Loan B, 05/16/25(m)		360	358,511

			1,330,757
Equity Real Estate Investment Trusts (REITs) — 0.1%
Claros Mortgage Trust, Inc., Term Loan
B, (LIBOR USD 1 Month + 3.25%),
4.95%, 08/09/26(c)		110	109,999
DTZ US Borrower LLC, Term Loan, (LIBOR
USD 1 Month + 3.25%), 4.40%, 08/21/25. .		447	448,953

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
RHP Hotel Properties LP, 1st Lien Term
Loan B, (LIBOR USD 1 Month + 2.00%),
3.65%, 05/11/24	USD	110	$110,057

			669,009
Food & Staples Retailing — 0.1%
Albertson's LLC, Term Loan, 11/17/25(m)		75	74,629
BCPE Empire Holdings, Inc., Delayed Draw
Term Loan, (LIBOR USD 1 Month + 4.00%),
0.00% - 5.65%, 06/11/26.		20	20,299
BCPE Empire Holdings, Inc., Term Loan
B, (LIBOR USD 1 Month + 4.00%),
5.65%, 06/11/26		129	129,170
H-Food Holdings LLC, Term Loan, 05/23/25(m)		275	272,166
H-Food Incremental, Term Loan, 05/23/25(m)		91	90,020
US Foods, Inc., Term Loan B, 08/14/26(m)		559	560,734

			1,147,018
Food Products — 0.2%
1011778 BC ULC, Term Loan B4, 11/19/26(m) .		340	339,405
8th Avenue Food & Provisions, Inc., Term Loan,
10/01/25(m)		179	178,840
Aramark Services, Inc., Term loan, (LIBOR USD
6 Month + 1.75%), 3.47%, 01/15/27		126	126,157
Chobani LLC, Term Loan, 10/10/23(m)		538	537,162
Froneri International plc, 2nd Lien Term Loan,
02/20/20(m)		23	23,345
Froneri International plc, Term Loan, 02/20/20(m)		326	326,815
Nomad Foods Ltd., Term Loan, 05/15/24(m)		112	112,255
TMK Hawk Parent Corp., Term Loan,
08/28/24(m)		396	330,594
TWNK, Term Loan, (LIBOR USD 1 Month +
2.25%), 3.90% - 4.03%, 08/03/25		75	75,023

			2,049,596
Health Care Equipment & Supplies — 0.1%
Immucor, Inc., 1st Lien Term Loan, (LIBOR
USD 3 Month + 5.00%), 6.95%, 06/15/21. .		564	563,910
Sotera Health Holdings LLC, Term Loan,
11/20/26(m)		1,178	1,181,563

			1,745,473
Health Care Providers & Services — 0.3%
AHP Health Partners, Inc., Term Loan,
06/30/25(m)		110	110,380
Azalea TopCo, Inc., Term Loan, 07/24/26(m)		300	301,378
CHG Healthcare Services, Inc., Term Loan B,
06/07/23(m)		305	305,843
Da Vinci Purchaser Corp., Term Loan,
01/08/27(m)		178	179,002
Dentalcorp Perfect Smile ULC, 1st Lien Term
Loan, (LIBOR USD 1 Month + 3.75%),
5.40%, 05/31/25		90	89,829
Diplomat Pharmacy, Inc., Term Loan, (LIBOR
USD 3 Month + 4.50%), 6.41%, 12/20/24. .		130	127,323
Envision Healthcare Corp., Term Loan, (LIBOR
USD 1 Month + 3.75%), 5.40%, 10/10/25. .		289	242,604
Femur Buyer, Inc., Term Loan, 03/05/26(c)(m)		81	80,713
HCA Inc., Term Loan, (LIBOR USD 1 Month +
1.75%), 3.40%, 03/17/26.		75	75,160
MPH Acquisition Holdings LLC, Term Loan,
06/07/23(m)		185	181,867
nThrive, Inc., 1st Lien Term Loan, (LIBOR USD
1 Month + 4.50%), 6.15%, 10/20/22(c)		185	166,070
Option Care Health, Inc., 1st Lien Term
Loan B, (LIBOR USD 1 Month + 4.50%),
6.15%, 08/06/26		230	231,053

		Par
Security		(000)	Value

Health Care Providers & Services (continued)
Ortho-Clinical Diagnostics, Inc., Term Loan B,
06/30/25(m)	USD	814	$804,684
Team Health Holdings, Inc., Term Loan,
02/06/24(m)		202	160,768
Vizient, Inc., Term Loan B5, (LIBOR USD 1
Month + 2.75%), 4.40%, 05/06/26		110	110,135
Wink Holdco, Inc., Term Loan, (LIBOR USD 1
Month + 3.00%), 4.65%, 12/02/24		228	226,522
WP CityMD Bidco LLC, Term Loan, 08/13/26(m)		402	403,040

			3,796,371
Health Care Technology — 0.1%(m)
Athenahealth, Inc., Term Loan B, 02/05/26		598	599,074
Change Healthcare Holdings LLC, Term Loan
B, 03/01/24.		538	537,736
Goodrx, Inc., Term Loan, 10/10/25		223	223,500

			1,360,310
Hotels, Restaurants & Leisure — 0.3%
Aimbridge Acquisition, Inc., Term Loan
B, (LIBOR USD 1 Month + 3.75%),
5.41%, 02/02/26(c)		112	112,279
Caesars Resort Collection LLC, Term Loan,
12/23/24(m)		489	488,250
CityCenter Holdings LLC, Term Loan B, (LIBOR
USD 1 Month + 2.25%), 3.90%, 04/18/24. .		374	374,213
Golden Nugget, Inc., 1st Lien Term Loan,
(LIBOR USD 1 Month + 2.75%), 4.40% -
4.41%, 10/04/23		182	181,930
IRB Holding Corp., Term Loan B, 02/05/25(m) .		447	447,563
KFC Holding Co., Term Loan B, (LIBOR USD 1
Month + 1.75%), 3.41%, 04/03/25		110	110,015
MGM Growth Properties LLC, Term Loan B,
03/21/25(m)		314	314,036
Playa Resorts Holding BV, 1st Lien Term Loan
B, 04/29/24(m)		115	113,464
Playtika Holding Corp., Term Loan B,
12/10/24(m)		222	224,100
Scientific Games International, Inc., Term Loan
B, 08/14/24(m)		337	335,962
Stars Group Holdings BV, Term Loan,
07/10/25(m)		588	590,560
Station Casinos LLC, Term Loan B(m):
02/20/20(c)		157	157,000
06/08/23		261	260,722
Whatabrands LLC, Term Loan, 08/02/26(m)		384	385,050
Whatabrands LLC, Term Loan B, 08/02/26(m) .		20	19,572

			4,114,716
Household Products — 0.0%
Reynolds Consumer Products Inc, Term Loan,
02/20/20(m)		185	185,771

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., Term Loan, 08/12/26(m)		358	358,185

Industrial Conglomerates — 0.1%
Filtration Group Corp., Term Loan B, (LIBOR
USD 1 Month + 3.00%), 4.65%, 03/29/25. .		185	185,174
PSAV Holdings LLC, 1st Lien Term Loan,
02/21/25(m)		496	493,463
Sundyne US Purchaser, Inc., 1st Lien Term
Loan B, (LIBOR USD 1 Month + 4.00%),
5.65%, 04/23/26		143	143,656
Vertiv Co., Term Loan B, 11/30/23(m)		744	742,576

			1,564,869

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Insurance — 0.3%
Alliant Holdings Intermediate LLC, Term Loan,
05/09/25(m)	USD	673	$671,684
AmWINS Group, Inc., Term Loan, 01/25/24(m) .		446	448,539
AssuredPartners, Inc., Term Loan, 10/22/24(m)		248	247,597
Asurion LLC, Term Loan, 11/03/24(m)		823	823,548
HUB International Ltd., Term Loan B,
(LIBOR USD 6 Month + 2.75%), 4.52% -
4.55%, 04/25/25		758	755,756
Hub International, Inc., Term Loan B,
04/25/25(m)		89	89,612
Sedgwick Claims Management Services, Inc.,
1st Lien Term Loan, 12/31/25(m)		762	762,098
USI, Inc., 1st Lien Term Loan B, 05/16/24(m)		630	627,061

			4,425,895
IT Services — 0.7%
Ancestry.com Operations Inc., Term Loan B:
10/19/23(m)		314	299,951
(LIBOR USD 1 Month + 4.25%),
5.90%, 08/22/26		75	71,044
Applied Systems, Inc., Term Loan:
09/19/24(m)		555	555,979
(LIBOR USD 3 Month + 7.00%),
8.95%, 09/19/25		33	33,742
Boxer Parent Co., Inc., Term Loan B,
10/02/25(m)		409	402,395
Camelot U.S. Acquisition 1 Co., Term Loan B,
10/30/26(m)		312	313,248
CCC Information Services, Inc., Term Loan,
04/29/24(m)		583	582,967
Epicor Software Corp., 1st Lien Term
Loan, (LIBOR USD 1 Month + 3.25%),
4.90%, 06/01/22		374	374,851
Greeneden US Holdings I LLC, Term Loan
B, (LIBOR USD 1 Month + 3.25%),
4.90%, 12/01/23		374	374,128
IG Investments Holdings LLC, Term Loan,
05/23/25(m)		626	627,459
Mitchell International, Inc., 1st Lien Term Loan,
11/29/24(m)		498	492,052
Peak 10 Holding Corp., Term Loan, (LIBOR
USD 3 Month + 3.50%), 5.45%, 08/01/24. .		95	75,739
Presidio Holdings Inc., Term Loan B, 02/20/20(c)
(m)		161	161,402
Pug LLC, Term Loan, 02/20/20(c)(m)		528	526,396
Rackspace Hosting, Inc., Term Loan, (LIBOR
USD 3 Month + 3.00%), 4.90%, 11/03/23. .		199	191,473
Sabre GLBL, Inc., Term Loan, (LIBOR USD 1
Month + 2.00%), 3.65%, 02/22/24		112	112,074
Solera LLC, Term Loan B1, 03/03/23(m)		627	626,918
Sophia LP, 1st Lien Term Loan B, 09/30/22(m) .		761	761,760
SS&C Technologies Holdings, Inc., Term Loan
B5, 04/16/25(m)		124	123,873
Trans Union LLC, Term Loan B, 11/16/26(m)		446	447,365
Verscend Holding Corp., Term Loan B,
08/27/25(m)		658	659,946
Vertafore, Inc., Term Loan B, 07/02/25(m)		590	582,703
Wex, Inc., Term Loan, (LIBOR USD 1 Month +
2.25%), 3.90%, 05/15/26.		334	335,204

			8,732,669
Life Sciences Tools & Services — 0.1%(m)
Albany Molecular Research, Inc., Term Loan,
08/30/24		190	188,047
Avantor Funding, Inc., Term Loan, 11/21/24		223	224,075

		Par
Security		(000)	Value

Life Sciences Tools & Services (continued)
Explorer Holdings, Inc., Term Loan, 11/20/26	USD	355	$358,330

			770,452
Machinery — 0.1%
Clark Equipment Co., Term Loan, (LIBOR USD
3 Month + 1.75%), 3.70%, 05/18/24		75	74,780
Gardner Denver, Inc., Term Loan B, 07/30/24(m)		185	185,255
Gates Global LLC, Term Loan B, (LIBOR USD 1
Month + 2.75%), 4.40%, 04/01/24		489	487,577
Titan Acquisition Ltd., Term Loan, 03/28/25(m) .		730	713,694

			1,461,306
Media — 0.3%
Ascend Learning LLC, Term Loan B, 07/12/24(m)		231	231,451
Cable One, Inc., Term Loan, 05/01/24(m)		110	110,267
Charter Communications Operating, Term
Loan B1, (LIBOR USD 1 Month + 1.75%),
3.40%, 04/30/25		150	150,296
Clear Channel Outdoor Holdings, Inc., Term
Loan, 08/21/26(m)		803	805,577
CSC Holdings LLC, Term Loan B, (LIBOR USD
1 Month + 2.50%), 4.18%, 04/15/27		190	190,416
Diamond Sports Group LLC, Term Loan,
08/24/26(m)		225	224,275
Gray Television, Inc., Term Loan B, (LIBOR
USD 1 Month + 2.25%), 4.03%, 02/07/24. .		150	150,187
iHeartCommunications, Inc., 1st Lien Term
Loan, 05/01/26(m)		187	187,444
Intelsat Jackson Holdings SA, Term
Loan, (LIBOR USD 3 Month + 3.75%),
5.68%, 11/27/23		75	74,672
LCPR Loan Financing LLC, Term Loan,
10/15/26(m)		110	111,238
Learfield Communications LLC, Term Loan,
12/01/23(m)		551	501,746
Lions Gate Capital Holdings LLC, Term
Loan, (LIBOR USD 1 Month + 2.25%),
3.90%, 03/24/25		140	139,286
Midcontinent Communications, Term
Loan, (LIBOR USD 1 Month + 2.25%),
3.91%, 08/15/26		74	74,123
Nexstar Broadcasting, Inc., Term Loan,
09/18/26(m)		74	74,659
Radiate Holdco LLC, 1st Lien Term Loan,
(LIBOR USD 1 Month + 3.00%),
4.65%, 02/01/24		224	224,448
Terrier Media Buyer, Inc., Term Loan,
12/17/26(m)		164	165,545
Trader Corp., Term Loan, 09/28/23(c)(m)		457	454,144
Univision Communications, Inc., Term Loan C5,
03/15/24(m)		190	187,602

			4,057,376
Metals & Mining — 0.1%
Ball Metalpack Finco LLC, Term Loan,
07/31/25(m)		204	179,639
Equinox Holdings, Inc., Term Loan B, (LIBOR
USD 1 Month + 3.00%), 4.65%, 03/08/24. .		414	412,563

			592,202
Multiline Retail — 0.0%
Neiman Marcus Group Ltd. LLC, 1st Lien Term
Loan, 10/25/23(m)		99	83,855

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Multi-Utilities — 0.0%
ExGen Renewables IV LLC, Term Loan,
11/28/24(m)	USD	252	$251,055
USIC Holdings, Inc., Term Loan B, (LIBOR USD
1 Month + 3.25%), 4.90%, 12/08/23		155	153,970

			405,025
Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp., Term Loan, (LIBOR
USD 1 Month + 10.38%), 12.03%, 12/31/21		169	116,990
CITGO Holding, Inc., Term Loan, (LIBOR USD
1 Month + 7.00%), 8.65%, 08/01/23		200	203,241
Euro Garages Ltd., Term Loan B, (LIBOR USD
3 Month + 4.00%), 5.96%, 02/07/25		229	228,701

			548,932
Personal Products — 0.0%
Sunshine Luxembourg VII SARL, Term Loan,
10/01/26(m)		300	301,083

Pharmaceuticals — 0.2%
Amneal Pharmaceuticals LLC, Term Loan B18,
03/21/25(m)		291	265,746
Bausch Health Cos., Inc., Term Loan,
06/02/25(m)		894	896,862
Catalent, Inc., Term Loan B, (LIBOR USD 1
Month + 2.25%), 3.90%, 05/08/26		185	185,227
Endo Pharmaceuticals, Inc., Term Loan
B, (LIBOR USD 1 Month + 4.25%),
5.94%, 04/29/24		75	71,831
Jaguar Holding Co. I, Term Loan, 08/18/22(m) .		1,076	1,075,390
Mallinckrodt International Finance SA, 1st
Lien Term Loan B, (LIBOR USD 3 Month +
2.75%), 4.70%, 09/24/24.		95	79,145

			2,574,201
Professional Services — 0.1%(m)
Dun & Bradstreet Corp. (The), 1st Lien Term
Loan B, 02/06/26		535	537,809
First Advantage Corp., Term Loan B, 01/22/27		124	124,310

			662,119
Real Estate Management & Development — 0.0%
ESH Hospitality, Inc., Term Loan B, (LIBOR
USD 1 Month + 2.00%), 3.65%, 09/18/26		75	75,191
Forest City Enterprises LP, Term Loan,
12/08/25(m)		312	313,647
Realogy Group LLC, Term Loan, (LIBOR USD 1
Month + 2.25%), 3.90%, 02/08/25		115	113,331

			502,169
Road & Rail — 0.0%(m)
Lineage Logistics LLC, Term Loan, 02/27/25		148	147,681
Uber Technologies, Inc., Term Loan, 07/13/23		359	358,616

			506,297
Semiconductors & Semiconductor Equipment — 0.0%
Microchip Technology, Inc., Term Loan, (LIBOR
USD 1 Month + 2.00%), 3.65%, 05/29/25		115	115,263

Software — 0.5%
Castle US Holding Corp., Term Loan,
02/20/20(m)		133	132,178
Cerence, Inc., Term Loan, 10/01/24(c)(m)		95	95,000
DTI Holdco, Inc., Term Loan, (LIBOR USD 3
Month + 4.75%), 6.51% - 6.53%, 09/29/23		165	154,425
Ellie Mae, Inc., 1st Lien Term Loan, 04/17/26(m)		452	453,468
Infor US, Inc., Term Loan, 02/01/22(m)		1,073	1,073,465
Informatica LLC, Term Loan B, (LIBOR USD 1
Month + 3.25%), 4.90%, 08/05/22		484	484,798

		Par
Security		(000)	Value

Software (continued)
Kronos, Inc., 1st Lien Term Loan B, 11/01/23(m)	USD	894	$896,185
McAfee LLC, Term Loan, 09/30/24(m)		536	537,287
PowerSchool Group LLC, 1st Lien Term Loan,
07/31/25(m)		361	358,421
Refinitiv US Holdings, Inc., Term Loan, (LIBOR
USD 1 Month + 3.25%), 5.05%, 10/01/25		858	865,997
RP Crown Parent LLC, 1st Lien Term Loan,
10/12/23(m)		299	300,225
SolarWinds, Inc., Term Loan, 02/05/24(m)		590	591,426
TIBCO Software, Inc., Term Loan, 06/30/26(m)		580	582,542
Ultimate Software Group, Inc. (The), 1st Lien
Term Loan, (LIBOR USD 1 Month + 3.75%),
5.40%, 05/04/26		259	260,281

			6,785,698
Specialty Retail — 0.1%
Belron Finance US LLC, Term Loan B, (LIBOR
USD 3 Month + 2.25%), 4.14%, 11/07/24		185	184,876
MED ParentCo LP, Delayed Draw Term Loan,
08/31/26(m)		10	9,518
MED ParentCo LP, Term Loan, 07/31/26(m)		179	178,724
Midas Intermediate Holdco II LLC, Term
Loan B, (LIBOR USD 3 Month + 2.75%),
4.70%, 08/18/21		179	176,021
PetSmart, Inc., Term Loan, 03/11/22(m)		718	715,990

			1,265,129
Technology Hardware, Storage & Peripherals — 0.0%
Electronics for Imaging, Inc., Term Loan,
07/23/26(m)		125	116,261
Western Digital Corp., 1st Lien Term Loan
B, (LIBOR USD 1 Month + 1.75%),
3.40%, 04/29/23		117	116,935

			233,196
Trading Companies & Distributors — 0.0%
Beacon Roofing Supply, Inc., Term Loan B,
01/02/25(m)		115	114,708
HD Supply, Inc., Term Loan, (LIBOR USD 1
Month + 1.75%), 3.40%, 10/17/23		185	185,301

			300,009
Wireless Telecommunication Services — 0.1%
Digicel International Finance Ltd., Term Loan,
05/27/24(m)		179	161,385
Hargray Communications Group, Inc., Term
Loan, (LIBOR USD 1 Month + 3.00%),
4.65%, 05/16/24		213	213,576
SBA Senior Finance II LLC, 2nd Lien Term Loan
B, 04/06/25(m)		262	261,711

			636,672
Total Floating Rate Loan Interests — 6.0%
(Cost: $78,930,210)			79,140,466

Foreign Agency Obligations — 0.4%
Argentina — 0.1%
YPF SA, 8.50%, 07/28/25		867	794,254
Bahrain — 0.1%
CBB International Sukuk Co. 7 SPC, 6.88%,
10/05/25		639	743,636

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

China — 0.0%
Chengdu Xingcheng Investment Group Co.
Ltd., 2.50%, 03/20/21	EUR	100	$109,865
China Cinda Asset Management Co. Ltd., (US
Treasury Yield Curve Rate T Note Constant
Maturity 5 Year + 3.29%), 4.45%(d)(g)	USD	200	201,563
China Minmetals Corp., (US Treasury Yield
Curve Rate T Note Constant Maturity 5 Year
+ 4.72%), 3.75%(d)(g)		200	202,000
Guangxi Financial Investment Group Co. Ltd.,
5.75%, 01/23/21		200	189,650
			703,078

Colombia — 0.0%
Empresas Publicas de Medellin ESP, 4.25%,
07/18/29(b)		253	263,332
India — 0.1%
Power Finance Corp. Ltd., 3.75%, 12/06/27		370	374,625
Rural Electrification Corp. Ltd., 4.63%, 03/22/28		400	423,125
			797,750

Indonesia — 0.0%
Perusahaan Listrik Negara PT:
6.15%, 05/21/48		200	253,750
4.88%, 07/17/49		200	217,750
			471,500

Mexico — 0.1%
Petroleos Mexicanos:
6.88%, 08/04/26		200	225,100
6.50%, 03/13/27		519	561,549
5.35%, 02/12/28		34	34,326
			820,975

Sri Lanka — 0.0%
SriLankan Airlines Ltd., 7.00%, 06/25/24		400	396,000
Total Foreign Agency Obligations — 0.4%
(Cost: $4,926,225)			4,990,525

Foreign Government Obligations — 2.4%
Argentina — 0.0%
Republic of Argentina:
6.88%, 04/22/21		452	240,972
4.63%, 01/11/23		126	57,960
			298,932

Colombia — 0.3%
Republic of Colombia:
8.13%, 05/21/24		451	558,676
4.50%, 01/28/26		1,897	2,096,185
3.88%, 04/25/27		409	440,059
3.00%, 01/30/30		340	336,855
			3,431,775

Dominican Republic — 0.1%
Republic of Dominican, 5.50%, 01/27/25		676	722,898
Egypt — 0.4%
Arab Republic of Egypt:
5.75%, 04/29/20(b)		950	956,828
5.75%, 04/29/20		913	919,562
16.00%, 06/11/22	EGP	8,911	580,050
14.30%, 09/03/22		7,790	493,526
5.58%, 02/21/23(b)	USD	712	747,600
7.60%, 03/01/29(b)		298	333,481
6.38%, 04/11/31(b)	EUR	141	170,059

		Par
Security		(000)	Value

Egypt (continued)
8.50%, 01/31/47(b)	USD	1,050	$1,200,609
			5,401,715

Indonesia — 0.3%
Republic of Indonesia:
4.75%, 01/08/26		926	1,038,856
8.38%, 09/15/26	IDR	26,870,000	2,160,620
3.50%, 01/11/28	USD	250	263,828
4.10%, 04/24/28		940	1,034,000
			4,497,304

Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22		200	189,890
Mexico — 0.1%
United Mexican States:
3.63%, 03/15/22		640	666,400
4.15%, 03/28/27		413	450,428
3.75%, 01/11/28		650	689,203
8.30%, 08/15/31		35	54,097
			1,860,128

Mongolia — 0.0%
People's Republic of Mongolia, 8.75%, 03/09/24		200	226,125
Nigeria — 0.1%
Federal Republic of Nigeria:
6.38%, 07/12/23		239	259,614
7.63%, 11/21/25		982	1,109,660
			1,369,274

Pakistan — 0.0%
Islamic Republic of Pakistan, 6.88%, 12/05/27		200	210,750
Paraguay — 0.1%
Republic of Paraguay, 5.40%, 03/30/50(b)		555	649,350
Qatar — 0.2%
State of Qatar:
4.50%, 04/23/28		1,110	1,284,825
4.00%, 03/14/29(b)		1,095	1,237,350
			2,522,175

Russia — 0.2%
Russian Federation:
4.75%, 05/27/26		1,400	1,582,000
4.25%, 06/23/27		800	884,000
			2,466,000

Saudi Arabia — 0.2%
Kingdom of Saudi Arabia:
4.38%, 04/16/29(b)		209	238,848
4.50%, 04/17/30		1,200	1,396,800
Saudi Arabian Oil Co.:
3.50%, 04/16/29		680	720,120
3.50%, 04/16/29(b)		225	238,275
			2,594,043

South Africa — 0.1%
Republic of South Africa, 5.88%, 05/30/22		1,063	1,138,407
Sri Lanka — 0.1%
Republic of Sri Lanka:
6.25%, 10/04/20		400	405,250
5.88%, 07/25/22		200	203,125
6.85%, 03/14/24		200	205,007
6.35%, 06/28/24		200	201,449

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Sri Lanka (continued)
7.85%, 03/14/29	USD	650	$660,563
			1,675,394

Turkey — 0.0%
Republic of Turkey, 4.88%, 04/16/43		200	178,812
Ukraine — 0.2%
Republic of Ukraine:
7.75%, 09/01/22		126	137,214
7.75%, 09/01/23		237	262,122
8.99%, 02/01/24		227	260,482
7.75%, 09/01/25		871	980,310
9.75%, 11/01/28		252	313,583
			1,953,711

Total Foreign Government Obligations — 2.4%
(Cost: $29,782,424)			31,386,683
		Shares

Investment Companies — 17.2%
BlackRock Allocation Target Shares, Series A*		9,045,879	91,815,673
BlackRock Floating Rate Income Portfolio,
Class K Shares*		3,266,991	32,735,249
DCP Midstream LP		57,052	1,199,803
Invesco Senior Loan ETF		257,000	5,810,770
iShares Core Dividend Growth ETF*		913,065	37,837,414
iShares Edge MSCI USA Value Factor ETF*		291,548	25,172,254
iShares MBS ETF*		268,232	29,199,735
Noble Midstream Partners LP		10,065	225,456
NuStar Energy LP		51,683	1,411,463
Western Midstream Partners LP		78,003	1,291,730

Total Investment Companies — 17.2%
(Cost: $226,378,898)			226,699,547

		Par
		(000)

Non-Agency Mortgage-Backed Securities — 2.6%
Collateralized Mortgage Obligations — 0.3%
Alternative Loan Trust(a):
Series 2005-16, Class A1, 3.79%, 06/25/35		63	60,271
Series 2005-72, Class A3, 2.26%, 01/25/36		115	108,653
Series 2006-OA14, Class 1A1,
3.88%, 11/25/46		109	97,243
Series 2006-OA8, Class 1A1,
1.85%, 07/25/46		266	252,313
Series 2007-OA3, Class 1A1,
1.80%, 04/25/47		296	276,619
American Home Mortgage Assets Trust, Series
2006-5, Class A1, 3.07%, 11/25/46(a)		1,025	472,102
Banc of America Mortgage Trust, Series 2007-
4, Class 1A1, 6.25%, 12/28/37		71	68,891
CitiMortgage Alternative Loan Trust, Series
2007-A2, Class 1A13, 5.75%, 02/25/37		443	438,305
CSMC Trust(a)(b):
Series 2018-RPL8, Class A1,
4.12%, 07/25/58		278	280,101
Series 2019-JR1, Class A1, 4.10%, 09/27/66		320	321,919
GSR Mortgage Loan Trust, Series 2006-OA1,
Class 1A1, 1.88%, 08/25/46(a)		454	175,088
Impac CMB Trust, Series 2005-6, Class 1A1,
2.16%, 10/25/35(a)		309	306,626
Reperforming Loan REMIC Trust, Series 2005-
R2, Class 1AF1, 2.00%, 06/25/35(a)(b)		70	67,606

		Par
Security		(000)	Value

Collateralized Mortgage Obligations (continued)
Structured Asset Mortgage Investments
II Trust, Series 2006-AR6, Class 2A1,
1.85%, 07/25/46(a)	USD	108	$90,890
Washington Mutual Mortgage Pass-Through
Certificates WMALT Trust, Series 2006-4,
Class 3A1, 6.50%, 05/25/36(e)		561	527,885

			3,544,512
Commercial Mortgage-Backed Securities — 2.3%
280 Park Avenue Mortgage Trust, Series 2017-
280P, Class E, 3.80%, 09/15/34(a)(b)		630	631,574
Ashford Hospitality Trust, Series 2018-ASHF,
Class D, 3.78%, 04/15/35(a)(b)		700	700,215
Atrium Hotel Portfolio Trust, Series 2017-ATRM,
Class E, 4.73%, 12/15/36(a)(b)		206	206,115
Aventura Mall Trust, Series 2013-AVM, Class E,
3.87%, 12/05/32(a)(b)		700	704,279
BAMLL Commercial Mortgage Securities Trust(a)
(b):
Series 2016-ISQ, Class E, 3.73%, 08/14/34		600	608,498
Series 2018-DSNY, Class D,
3.38%, 09/15/34		1,058	1,061,760
Bayview Commercial Asset Trust, Series 2007-
4A, Class A1, 2.11%, 09/25/37(a)(b)		545	513,823
BBCMS Mortgage Trust, Series 2018-CHRS,
Class E, 4.41%, 08/05/38(a)(b)		200	187,236
BBCMS Trust, Series 2015-STP, Class E,
4.43%, 09/10/28(a)(b)		200	198,898
Bear Stearns Commercial Mortgage Securities
Trust, Series 2007-PW18, Class B,
6.69%, 06/11/50(a)(b)		204	208,735
Benchmark Mortgage Trust(a):
Series 2018-B5, Class D, 3.26%, 07/15/51(b)		550	520,536
Series 2018-B7, Class C, 5.02%, 05/15/53.		500	571,673
BWAY Mortgage Trust, Series 2015-1740,
Class E, 4.81%, 01/10/35(a)(b)		500	511,882
BX Commercial Mortgage Trust(a)(b):
Series 2018-IND, Class G, 3.73%, 11/15/35		1,050	1,054,636
Series 2018-IND, Class H, 4.68%, 11/15/35		1,050	1,050,630
Series 2019-XL, Class G, 3.98%, 10/15/36		1,250	1,254,763
Series 2019-XL, Class J, 4.33%, 10/15/36 .		1,250	1,255,516
CCRESG Commercial Mortgage Trust, Series
2016-HEAT, Class E, 5.67%, 04/10/29(a)(b) .		280	283,579
Citigroup Commercial Mortgage Trust(a):
Series 2016-C1, Class D, 5.12%, 05/10/49(b)		110	116,086
Series 2018-C6, Class C, 5.24%, 11/10/51.		361	418,467
Commercial Mortgage Trust:
Series 2013-GAM, Class E,
3.53%, 02/10/28(a)(b)		1,000	986,112
Series 2014-UBS4, Class C,
4.80%, 08/10/47(a)		370	388,928
Series 2015-LC19, Class D,
2.87%, 02/10/48(b)		266	255,794
Series 2015-LC21, Class C,
4.45%, 07/10/48(a)		700	744,878
Series 2017-COR2, Class D,
3.00%, 09/10/50(b)		700	670,327
Series 2018-HCLV, Class B,
3.08%, 09/15/33(a)(b)		400	399,514
CSAIL Commercial Mortgage Trust, Series
2018-C14, Class D, 5.06%, 11/15/51(a)(b)		457	495,658
DBJPM Mortgage Trust, Series 2016-C3, Class
D, 3.63%, 08/10/49(a)(b)		469	461,816
DBUBS Mortgage Trust, Series 2017-BRBK,
Class F, 3.65%, 10/10/34(a)(b)		420	421,255

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Commercial Mortgage-Backed Securities (continued)
GRACE Mortgage Trust, Series 2014-GRCE,
Class F, 3.71%, 06/10/28(a)(b)	USD	500	$502,857
GS Mortgage Securities Corp. Trust(a)(b):
Series 2017-500K, Class G,
4.18%, 07/15/32		30	30,075
Series 2018-HULA, Class D,
3.48%, 07/15/25		257	256,349
GS Mortgage Securities Trust:
Series 2015-GC32, Class D,
3.35%, 07/10/48		360	347,381
Series 2017-GS7, Class E,
3.00%, 08/10/50(b)		560	530,139
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class C,
4.05%, 03/15/50(a)		467	492,388
Series 2019-COR5, Class D,
3.00%, 06/13/52(b)		2,000	1,863,389
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C5, Class C, 4.51%, 03/15/50(a)		135	146,481
JPMorgan Chase Commercial Mortgage
Securities Trust:
Series 2015-JP1, Class D,
4.39%, 01/15/49(a)		500	511,468
Series 2015-JP1, Class E, 4.39%, 01/15/49(a)
(b)		371	369,744
Series 2015-UES, Class E,
3.74%, 09/05/32(a)(b)		500	501,191
Series 2018-WPT, Class FFX,
5.54%, 07/05/33(b)		490	510,058
LCCM Mortgage Trust, Series 2014-909, Class
E, 4.03%, 05/15/31(a)(b)		150	150,715
MAD Mortgage Trust, Series 2017-330M, Class
E, 4.17%, 08/15/34(a)(b)		270	272,858
Merrill Lynch Mortgage Trust, Series 2005-
CIP1, Class D, 5.79%, 07/12/38(a)		15	15,410
Morgan Stanley Bank of America Merrill Lynch
Trust:
Series 2015-C25, Class D, 3.07%, 10/15/48		222	217,864
Series 2015-C26, Class D,
3.06%, 10/15/48(b)		450	436,763
Morgan Stanley Capital I Trust:
Series 2014-CPT, Class G,
3.56%, 07/13/29(a)(b)		700	713,933
Series 2015-MS1, Class D,
4.17%, 05/15/48(a)(b)		700	683,953
Series 2017-HR2, Class D, 2.73%, 12/15/50		250	231,870
Series 2018-H3, Class C, 5.01%, 07/15/51(a)		320	356,969
Series 2018-MP, Class E, 4.42%, 07/11/40(a)
(b)		330	339,825
Series 2018-SUN, Class F,
4.23%, 07/15/35(a)(b)		450	451,408
Prima Capital CRE Securitization Ltd., Series
2016-6A, Class C, 4.00%, 08/24/40(b)(c)		2,000	1,989,800
USDC, Series 2018-USDC, Class F,
4.64%, 05/13/38(a)(b)		280	290,761
Wells Fargo Commercial Mortgage Trust:
Series 2015-NXS4, Class D,
3.75%, 12/15/48(a)		151	153,053
Series 2017-C39, Class C, 4.12%, 09/15/50		113	120,925
Series 2017-C41, Class D,
2.60%, 11/15/50(a)(b)		492	444,397
Series 2018-C44, Class C,
5.00%, 05/15/51(a)		170	188,010
Series 2018-C44, Class D,
3.00%, 05/15/51(b)		240	223,946

		Par
Security		(000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2018-C45, Class C, 4.73%, 06/15/51	USD	110	$120,154

			30,347,317
Interest Only Commercial Mortgage-Backed Securities — 0.0%
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2015-C26, Class XD,
1.49%, 10/15/48(a)(b)		4,650	325,081
Total Non-Agency Mortgage-Backed Securities — 2.6%
(Cost: $32,280,643)			34,216,910

Preferred Securities — 4.1%
Capital Trusts — 2.4%
Banks — 0.9%(g)(l)
Bank of America Corp.:
Series X, 6.25%		4,543	5,059,766
Series AA, 6.10%		1,300	1,457,313
CIT Group, Inc., Series A, 5.80%		185	189,625
Fifth Third Bancorp, Series J, 5.07%		1,600	1,602,000
JPMorgan Chase & Co., Series FF, 5.00%		3,485	3,645,310
M&T Bank Corp., Series F, 5.13%.		625	682,813
Wells Fargo & Co., Series S, 5.90%		200	217,418
			12,854,245
Capital Markets — 0.5%(l)
Bank of New York Mellon Corp. (The), Series F,
4.62%(g)		1,225	1,296,111
Goldman Sachs Group, Inc. (The)(g):
Series M, 5.38%		390	392,906
Series O, 5.30%		145	157,687
Morgan Stanley, Series H, 5.44%(g)		100	100,500
Northern Trust Corp., Series D, 4.60%(g)		1,175	1,237,663
State Street Corp., 2.89%, 06/15/47		4,466	3,963,575
			7,148,442
Consumer Finance — 0.6%(g)(l)
Capital One Financial Corp., Series E, 5.55% .		3,515	3,541,362
Discover Financial Services, Series C, 5.50% .		1,200	1,274,688
General Motors Financial Co., Inc., Series A,
5.75%		2,908	2,926,902
			7,742,952
Diversified Financial Services — 0.1%
Voya Financial, Inc., Series A, 6.13%(g)(l)		990	1,072,913
Insurance — 0.1%
Progressive Corp. (The), Series B, 5.38%(g)(l) .		760	799,900
Oil, Gas & Consumable Fuels — 0.2%(g)(l)
Energy Transfer Operating LP, Series B, 6.63%		2,221	2,098,845
EnLink Midstream Partners LP, Series C, 6.00%		918	640,305
Plains All American Pipeline LP, Series B,
6.13%		234	216,754
			2,955,904
Total Capital Trusts — 2.4%
(Cost: $31,308,865)			32,574,356
		Shares

Preferred Stocks — 1.6%
Banks — 0.6%(g)(l)
KeyCorp, Series E, 6.13%		32,500	978,575
US Bancorp, Series F, 6.50%.		26,000	715,520
Wells Fargo & Co., Series Q, 5.85%		200,000	5,436,000
			7,130,095
Capital Markets — 0.2%
Morgan Stanley, Series K, 5.85%(g)(l)		83,000	2,387,080

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance — 0.0%
SLM Corp., Series B, 3.59%(g)(l)	11,500	$677,120
Electric Utilities — 0.2%
Entergy Arkansas LLC, 4.88%	26,210	685,129
Entergy Louisiana LLC, 4.88%	4,525	118,555
Entergy Mississippi LLC, 4.90%	25,401	687,351
Entergy Texas, Inc., 5.63%	4,716	132,236
		1,623,271
Food & Staples Retailing — 0.0%
Cia Brasileira de Distribuicao (Preference)(f)	32,465	647,390
Insurance — 0.1%
Allstate Corp. (The), Series H, 5.10%(g)	50,000	1,318,500
Oil, Gas & Consumable Fuels — 0.1%
Energy Transfer Operating LP, Series E,
7.60%(g)(l)	75,000	1,890,000
Technology Hardware, Storage &
Peripherals — 0.4%
Samsung Electronics Co. Ltd. (Preference)	132,550	5,181,483
Total Preferred Stocks — 1.6%
(Cost: $19,614,142)		20,854,939

Trust Preferreds — 0.1%
Commercial Services & Supplies — 0.1%
ILFC E-Capital Trust I, 3.90%, 12/21/65(b)(l)	896,000	712,320
Consumer Finance — 0.0%
ILFC E-Capital Trust II, 4.15%, 12/21/65(b)(l)	397,000	327,553
Total Trust Preferreds — 0.1%
(Cost: $1,257,797)		1,039,873
Total Preferred Securities — 4.1%
(Cost: $52,180,804)		54,469,168
	Par
	(000)

U.S. Government Sponsored Agency Securities — 0.1%

Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp. Variable
Rate Notes:
Series 2018-K80, Class B, (LIBOR USD 1
Month + 0.00%), 4.37%, 08/25/50(b)(d)	300	329,966
Series 2018-K732, Class B,
4.19%, 05/25/25(a)(b)	200	212,275
Series 2018-SB52, Class A10F,
3.48%, 06/25/28(a)	329	350,636
		892,877
Interest Only Commercial Mortgage-Backed Securities — 0.0%
Government National Mortgage Association
Variable Rate Notes(a):
Series 2013-63, 0.79%, 09/16/51	1,041	52,126
Series 2016-67, 1.14%, 07/16/57	493	35,758
Series 2016-162, 0.98%, 09/16/58	2,635	205,877
Series 2017-44, 0.70%, 04/17/51	2,510	136,965
		430,726
Total U.S. Government Sponsored Agency Securities — 0.1%
(Cost: $1,278,063)		1,323,603

Total Long-Term Investments — 97.1%
(Cost: $1,271,865,441)		1,281,107,382

		Par
Security		(000)	Value

Short-Term Securities — 10.8%
Foreign Government Obligations — 0.2%
Egypt — 0.1%
Arab Republic of Egypt Treasury Bills, 18.21%,
05/26/20(n)	EGP	14,350	$868,675

Nigeria — 0.1%
Nigeria OMO Bills(n):
11.59%, 02/27/20	NGN	192,914	526,867
12.46%, 02/27/20		73,080	199,421
			726,288

Total Foreign Government Obligations — 0.2%
(Cost: $1,553,412)			1,594,963

		Shares

Money Market Funds — 10.6%(o)
BlackRock Liquidity Funds, T-Fund, Institutional
Class, 1.48%*		139,980,798	139,980,798
JPMorgan U.S. Treasury Plus Money Market
Fund, Agency Class, 1.39%.		249,108	249,108

Total Money Market Funds — 10.6%
(Cost: $140,229,906)			140,229,906
Total Short-Term Securities — 10.8%
(Cost: $141,783,318)			141,824,869
Total Options Purchased — 0.0%
(Cost: $1,048,966)			62,412

Total Investments — 107.9%

(Cost: $1,414,697,725)			1,422,994,663
Liabilities in Excess of Other Assets — (7.9)%			(104,259,123)
Net Assets — 100.0%			$1,318,735,540

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio

(a)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Non-income producing security.
(g)	Perpetual security with no stated maturity date.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Zero-coupon bond.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Convertible security.
(l)	Variable rate security. Rate shown is the rate in effect as of period end.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Rates are discount rates or a range of discount rates as of period end.
(o)	Annualized 7-day yield as of period end.
*	During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 07/31/19	Shares Purchased	Shares Sold	Shares Held at 01/31/20	Value at 01/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	58,036,285	81,944,513	—	139,980,798	$139,980,798	$639,852		$267	$—
SL Liquidity Series, LLC, Money Market Series(b)(c)	10,990,880	—	(10,990,880)	—	—	33,049	(d)	(2,155)	(94)
BlackRock Allocation Target Shares, Series A	5,844,479	3,201,400	—	9,045,879	91,815,673	1,375,901		—	533,101
BlackRock Floating Rate Income Portfolio, Class K Shares	8,771,178	2,034,822	(7,539,009)	3,266,991	32,735,249	1,651,982		(1,026,444)	831,917
iShares Core Dividend Growth ETF .	548,436	635,196	(270,567)	913,065	37,837,414	134,777		534,401	(941,860)
iShares Core S&P 500 ETF(c)	49,905	76,851	(126,756)	—	—	125,445		2,723,717	(43,153)
iShares Edge MSCI USA Value Factor ETF.	—	291,548	—	291,548	25,172,254	176,178		—	(66,365)
iShares iBoxx $ High Yield Corporate Bond ETF(c)	397,114	—	(397,114)	—	—	835,673		1,083,633	(717,142)
iShares MBS ETF	—	268,232	—	268,232	29,199,735	—		—	199,405
					$356,741,123	$4,972,857		$3,313,419	$(204,191)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.
(d)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio

Derivative Financial Instruments Outstanding as of Period End Futures Contracts

				Value/
				Unrealized
	Number of	Expiration	Notional	Appreciation
Description	Contracts	Date	Amount (000)	(Depreciation)
Long Contracts
EURO STOXX 50 Index	1,530		$61,748	$(332,971)
S&P 500 E-Mini Index	662	03/20/20	106,714	(1,605,297)
U.S. Treasury 10 Year Note	660	03/20/20	86,893	1,420,130
U.S. Treasury Long Bond	370	03/20/20	60,507	1,716,087
U.S. Treasury 2 Year Note	111	03/31/20	24,016	80,978
U.S. Treasury 5 Year Note	808	03/31/20	97,219	1,245,706
				2,524,633
Short Contracts
Euro-Schatz	1	03/06/20	124	(127)
EUR Currency	107	03/16/20	14,871	111,556
GBP Currency	97	03/16/20	8,013	3,894
JPY Currency	31	03/16/20	3,584	3,591
MSCI Emerging Markets E-Mini Index	563	03/20/20	29,560	1,708,837
U.S. Treasury 10 Year Ultra Note	2	03/20/20	291	(5,675)
				1,822,076
				$4,346,709

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	141,000	USD	155,169	Bank of America NA	02/05/20	$ 1,216
USD	158,457	EUR	141,000	HSBC Bank plc	02/05/20	2,072
USD	114,692	EUR	102,823	Bank of America NA	03/13/20	392
						3,680
USD	223,992	HKD	1,749,306	Bank of America NA	03/13/20	(1,100)
USD	508,586	HKD	3,983,118	Citibank NA	03/13/20	(3,941)
USD	155,569	EUR	141,000	Bank of America NA	03/18/20	(1,223)
						(6,264)
Net Unrealized Depreciation						$ (2,584)

OTC Options Purchased

		Number of	Expiration		Exercise		Notional
Description	Counterparty	Contracts	Date		Price		Amount (000)	Value
Call
MSCI Emerging Markets Index	Citibank NA	78,015	03/20/20	USD	1,175.00	USD	82,879	$62,412

OTC Credit Default Swaps —Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Australia & New Zealand Banking Group Ltd	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	120	$(1,150)	$(138)	$(1,012)
Australia & New Zealand Banking Group Ltd	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	80	(759)	(98)	(661)
Standard Chartered Bank	1.00%	Quarterly	BNP Paribas SA	12/20/20	EUR	40	(416)	152	(568)

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio

OTC Credit Default Swaps —Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Standard Chartered Bank	1.00%	Quarterly	BNP Paribas SA	12/20/20	EUR	20	$(209)	$82	$(291)
Standard Chartered Bank	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/20	EUR	10	(104)	42	(146)
							$(2,638)	$40	$(2,678)

OTC Total Return Swaps (a)

							Gross
							Notional
				Unrealized		Net Value of	Amount
		Termination	Net	Appreciation		Reference	Net Asset
Reference Entity	Counterparty	Date	Notional	(Depreciation)		Entity	Percentage
Equity Securities Long/Short	HSBC Bank plc	02/10/23	$399,033	$(26,733	)(b)	$372,935	0.0%
	JPMorgan Chase Bank NA	02/08/23	183,293	(618	)(c)	182,959	0.0%
				$(27,351)		$555,894

(a)	The Fund receives or pays the total return on a portfolio of long positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 60-95 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.
The following are the specified benchmarks used in determining the variable rate of interest:
Intercontinental Exchange LIBOR: USD 1 Month USD Overnight Bank Funding Rate
(b)	Amount includes $(635) of net dividends and financing fees.
(c)	Amount includes $(284) of net dividends and financing fees.

The following table represents the individual long positions and related values of equity securities underlying the total return swap with HSBC Bank plc, as of January 31, 2020, expiration date 02/10/23:

			% of Basket
	Shares	Value	Value
Reference Entity — Long
Switzerland
Mediclinic International plc	76,679	$372,935	100.0%
Total Reference Entity — Long		372,935
Net Value of Reference Entity — HSBC Bank plc.		$372,935

The following table represents the individual long positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA, as of January 31, 2020, expiration date 02/08/23:

Reference Entity — Long Egypt
Commercial International Bank Egypt SAE	22,255	119,839	65.5

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

			% of Basket
	Shares	Value	Value
United Kingdom
Prudential plc	3,550	$63,120	34.5%
Total Reference Entity — Long		182,959
Net Value of Reference Entity — JPMorgan Chase Bank NA		$182,959

	Swap	Swap
	Premiums	Premiums	Unrealized	Unrealized
	Paid	Received	Appreciation	Depreciation
OTC Swaps	$276	$(236)	$—	$(30,029)

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

				Foreign
				Currency	Interest
	Commodity	Credit	Equity	Exchange	Rate	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	—	$1,708,837	$119,041	$4,462,901	$—	$6,290,779
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	3,680	—	—	3,680
Options purchased
Investments at value — unaffiliated (b)	—	—	62,412	—	—	—	62,412
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	276	—	—	—	—	276
	$—	$276	$1,771,249	$122,721	$4,462,901	$—	$6,357,147

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	1,938,268	—	5,802	—	1,944,070
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	6,264	—	—	6,264
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,914	27,351	—	—	—	30,265
	$—	$2,914	$1,965,619	$6,264	$5,802	$—	$1,980,599

(a)	Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

				Foreign
				Currency	Interest
	Commodity	Credit	Equity	Exchange	Rate	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts.	$—	$—	$11,507,228	$215,582	$6,636,542	$—	$18,359,352
Forward foreign currency exchange contracts	—	—	—	419,798	—	—	419,798
Options purchased (a)	—	—	857,293	—	—	—	857,293
Swaps	—	(8,699)	69,165	—	—	—	60,466
	$—	$(8,699)	$12,433,686	$635,380	$6,636,542	$—	$19,696,909

Net Change in Unrealized Appreciation
(Depreciation) on:
Futures contracts.	—	—	(140,461)	(545,755)	664,191	—	(22,025)
Forward foreign currency exchange contracts	—	—	—	(33,353)	—	—	(33,353)
Options purchased (b)	—	—	(986,554)	—	—	—	(986,554)
Swaps	—	9,059	(27,351)	—	—	—	(18,292)
	$—	$9,059	$(1,154,366)	$(579,108)	$664,191	$—	$(1,060,224)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long.	$390,660,217
Average notional value of contracts — short	49,974,717
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	1,451,999
Average amounts sold — in USD	77,585
Options:
Average value of option contracts purchased	579,789
Credit default swaps:
Average notional value — buy protection	277,651
Total return swaps:
Average notional value	105,708

For more information about the Fund’sinvestment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments —Offsetting as of Period End

The Fund's derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:	$—
Futures contracts	$1,310,672	$3,049,937
Forward foreign currency exchange contracts	3,680	6,264
Options (a)	62,412	—
Swaps — OTC (b)	276	30,265
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,377,040	$3,086,466
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA")	(1,310,672)	(3,049,937)
Total derivative assets and liabilities subject to an MNA	$66,368	$36,529

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative
	Assets
	Subject to	Derivatives	Non-cash	Cash	Net Amount
	an MNA by	Available	Collateral	Collateral	of Derivative
Counterparty	Counterparty	for Offset (a)	Received	Received (b)	Assets
Bank of America NA	$1,608	$(1,608)	$—	$—	$—
BNP Paribas SA	234	(234)	—	—	—
Citibank NA	62,412	(3,941)	—	(58,471)	—
HSBC Bank plc	2,072	(2,072)	—	—	—
Morgan Stanley & Co. International plc	42	(42)	—	—	—
	$66,368	$(7,897)	$—	$(58,471)	$—

	Derivative
	Liabilities
	Subject to	Derivatives	Non-cash	Cash	Net Amount of
	an MNA by	Available	Collateral	Collateral	Derivative
Counterparty	Counterparty	for Offset (a)	Pledged	Pledged	Liabilities	(c)
Bank of America NA	$2,323	$(1,608)	$—	$—	$715
BNP Paribas SA	859	(234)	—	—	625
Citibank NA	3,941	(3,941)	—	—	—
HSBC Bank plc	26,733	(2,072)	—	—	24,661
JPMorgan Chase Bank NA	2,527	(42)	—	—	2,485
Morgan Stanley & Co. International plc	146	—	—	—	146
	$36,529	$(7,897)	$—	$—	$28,632

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer tothe Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$77,117,572	$690,000	$77,807,572
Common Stocks:
Airlines	988,808	1,092,038	—	2,080,846
Automobiles	—	3,667,822	—	3,667,822
Banks.	4,435,869	12,401,146	—	16,837,015
Beverages	1,858,072	—	—	1,858,072
Commercial Services & Supplies.	1,058,177	—	—	1,058,177
Construction Materials.	—	1,251,008	—	1,251,008
Electronic Equipment, Instruments & Components	—	3,292,113	—	3,292,113
Entertainment	—	1,403,301	—	1,403,301
Equity Real Estate Investment Trusts (REITs)	49,860,141	16,320,932	—	66,181,073
Food & Staples Retailing	1,132,963	1,441,544	—	2,574,507
Gas Utilities.	—	1,648,412	—	1,648,412
Health Care Providers & Services	382,525	—	—	382,525
Hotels, Restaurants & Leisure	—	1,081,002	—	1,081,002
Household Durables	—	1,417,756	—	1,417,756
Industrial Conglomerates	—	951,453	—	951,453
Insurance	1,129,972	2,290,478	—	3,420,450
Metals & Mining	1,345,894	—	—	1,345,894
Oil, Gas & Consumable Fuels.	41,096,735	3,589,800	—	44,686,535
Pharmaceuticals	—	1,154,138	—	1,154,138
Real Estate Management & Development.	1,049,169	10,752,422	—	11,801,591
Semiconductors & Semiconductor Equipment	606,717	4,022,543	—	4,629,260
Specialty Retail	465,779	823,739	—	1,289,518
Trading Companies & Distributors	—	1,240,920	—	1,240,920
Transportation Infrastructure	1,756,501	2,683,109	—	4,439,610
Wireless Telecommunication Services	1,911,003	2,847,891	—	4,758,894
Corporate Bonds (a)	—	330,570,058	—	330,570,058
Equity-Linked Notes (a)	—	256,050,958	—	256,050,958
Floating Rate Loan Interests:
Aerospace & Defense	—	2,071,282	—	2,071,282
Airlines	—	895,029	—	895,029
Auto Components	—	1,327,651	—	1,327,651
Building Products	—	756,579	—	756,579
Capital Markets	—	875,924	445,162	1,321,086
Chemicals.	—	2,104,316	596,043	2,700,359
Commercial Services & Supplies.	—	3,860,203	—	3,860,203
Construction & Engineering	—	377,649	—	377,649
Construction Materials.	—	1,375,047	—	1,375,047
Containers & Packaging	—	2,347,016	—	2,347,016
Diversified Consumer Services	—	2,363,909	191,820	2,555,729
Diversified Financial Services	—	3,871,442	115,000	3,986,442
Diversified Telecommunication Services	—	1,472,544	—	1,472,544
Electric Utilities	—	224,885	—	224,885
Electrical Equipment	—	363,523	223,819	587,342
Entertainment	—	1,330,757	—	1,330,757
Equity Real Estate Investment Trusts (REITs)	—	559,010	109,999	669,009
Food & Staples Retailing	—	1,147,018	—	1,147,018
Food Products	—	2,049,596	—	2,049,596
Health Care Equipment & Supplies	—	1,745,473	—	1,745,473
Health Care Providers & Services	—	3,549,588	246,783	3,796,371
Health Care Technology	—	1,360,310	—	1,360,310

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Dynamic High Income Portfolio

	Level 1	Level 2	Level 3	Total
Hotels, Restaurants & Leisure	$—	$3,845,437	$269,279	$4,114,716
Household Products	—	185,771	—	185,771
Independent Power and Renewable Electricity Producers	—	358,185	—	358,185
Industrial Conglomerates	—	1,564,869	—	1,564,869
Insurance	—	4,425,895	—	4,425,895
IT Services	—	8,044,871	687,798	8,732,669
Life Sciences Tools & Services	—	770,452	—	770,452
Machinery	—	1,461,306	—	1,461,306
Media.	—	3,603,232	454,144	4,057,376
Metals & Mining	—	592,202	—	592,202
Multiline Retail	—	83,855	—	83,855
Multi-Utilities	—	405,025	—	405,025
Oil, Gas & Consumable Fuels.	—	548,932	—	548,932
Personal Products	—	301,083	—	301,083
Pharmaceuticals	—	2,574,201	—	2,574,201
Professional Services	—	662,119	—	662,119
Real Estate Management & Development.	—	502,169	—	502,169
Road & Rail.	—	506,297	—	506,297
Semiconductors & Semiconductor Equipment	—	115,263	—	115,263
Software	—	6,690,698	95,000	6,785,698
Specialty Retail	—	1,265,129	—	1,265,129
Technology Hardware, Storage & Peripherals	—	233,196	—	233,196
Trading Companies & Distributors	—	300,009	—	300,009
Wireless Telecommunication Services	—	636,672	—	636,672
Foreign Agency Obligations (a)	—	4,990,525	—	4,990,525
Foreign Government Obligations (a)	—	31,386,683	—	31,386,683
Investment Companies	226,699,547	—	—	226,699,547
Non-Agency Mortgage-Backed Securities	—	32,227,110	1,989,800	34,216,910
Preferred Securities:
Banks.	7,130,095	12,854,245	—	19,984,340
Capital Markets	2,387,080	7,148,442	—	9,535,522
Commercial Services & Supplies.	—	712,320	—	712,320
Consumer Finance	677,120	8,070,505	—	8,747,625
Diversified Financial Services	—	1,072,913	—	1,072,913
Electric Utilities	1,623,271	—	—	1,623,271
Food & Staples Retailing	647,390	—	—	647,390
Insurance	1,318,500	799,900	—	2,118,400
Oil, Gas & Consumable Fuels.	1,890,000	2,955,904	—	4,845,904
Technology Hardware, Storage & Peripherals	—	5,181,483	—	5,181,483
U.S. Government Sponsored Agency Securities	—	1,323,603	—	1,323,603
Short-Term Securities:
Foreign Government Obligations (a)	—	1,594,963	—	1,594,963
Money Market Funds	140,229,906	—	—	140,229,906
Options Purchased:
Equity contracts.	—	62,412	—	62,412
Unfunded Floating Rate Loan Interests (b)	—	78	—	78
	$491,681,234	$925,198,860	$6,114,647	$1,422,994,741

Derivative Financial Instruments (c)
Assets:
Equity contracts	$1,708,837	$—	$—	$1,708,837
Foreign currency exchange contracts	119,041	3,680	—	122,721
Interest rate contracts	4,462,901	—	—	4,462,901
Liabilities:
Credit contracts	—	(2,678)	—	(2,678)
Equity contracts	(1,938,268)	(27,351)	—	(1,965,619)
Foreign currency exchange contracts	—	(6,264)	—	(6,264)
Interest rate contracts	(5,802)	—	—	(5,802)
	$4,346,709	$(32,613)	$—	$4,314,096

(a)	See above Schedule of Investments for values in each industry or country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Asset-Backed Securities — 10.7%
Accredited Mortgage Loan Trust, Series 2004-4,
Class M2, (LIBOR USD 1 Month + 1.58%),
3.24%, 01/25/35(a)	USD	1,409	$1,397,164
AIG CLO Ltd., Series 2019-2A, Class A, (LIBOR
USD 3 Month + 1.36%), 3.23%, 10/25/32(a)(b)		7,000	7,018,710
AIMCO CLO(a)(b):
Series 2015-AA, Class BR, (LIBOR USD 3
Month + 1.30%), 3.13%, 01/15/28		1,500	1,497,234
Series 2018-AA, Class A, (LIBOR USD 3
Month + 1.02%), 2.86%, 04/17/31		2,700	2,683,469
Ajax Mortgage Loan Trust(b):
Series 2018-E, Class A, 4.38%, 06/25/58(c).		6,270	6,404,211
Series 2018-E, Class B, 5.25%, 06/25/58(c)(d)		630	633,528
Series 2018-E, Class C, 0.00%, 06/25/58(c)(d)		1,578	474,222
Series 2018-F, Class A, 4.38%, 11/25/58(c)(d)		6,694	6,748,476
Series 2018-F, Class B, 5.25%, 11/25/58(c)(d)		719	713,004
Series 2018-F, Class C, 0.00%, 11/25/58(d) .		1,715	835,207
Series 2018-G, Class A, 4.38%, 06/25/57(c)(d)		6,793	6,816,438
Series 2018-G, Class B, 5.25%, 06/25/57(c)(d)		816	802,208
Series 2018-G, Class C, 5.25%, 06/25/57(d)		2,084	1,962,084
Series 2019-B, Class A, 3.75%, 01/25/59(c).		3,791	3,827,899
Series 2019-B, Class B, 5.25%, 01/25/59(c)(d)		420	412,356
Series 2019-B, Class C, 0.00%, 01/25/59(d)		1,077	879,355
Allegany Park CLO Ltd., Series 2019-1A, Class
A, (LIBOR USD 3 Month + 1.33%), 3.16%,
01/20/33(a)(b)		4,000	4,000,671
Allegro CLO II-S Ltd., Series 2014-1RA, Class
B, (LIBOR USD 3 Month + 2.15%), 3.97%,
10/21/28(a)(b)		1,300	1,285,236
Allegro CLO VI Ltd.(a)(b):
Series 2017-2A, Class A, (LIBOR USD 3
Month + 1.13%), 2.97%, 01/17/31		5,350	5,306,065
Series 2017-2A, Class B, (LIBOR USD 3
Month + 1.50%), 3.34%, 01/17/31		1,000	981,506
Allegro CLO VII Ltd., Series 2018-1A, Class
A, (LIBOR USD 3 Month + 1.10%), 2.93%,
06/13/31(a)(b)		1,700	1,695,966
ALM V Ltd., Series 2012-5A, Class A2R3,
(LIBOR USD 3 Month + 1.25%), 3.08%,
10/18/27(a)(b)		7,000	6,923,085
ALM VI Ltd.(a)(b):
Series 2012-6A, Class BR3, (LIBOR USD 3
Month + 1.75%), 3.58%, 07/15/26		1,500	1,481,281
Series 2012-6A, Class CR3, (LIBOR USD 3
Month + 2.70%), 4.53%, 07/15/26		1,650	1,629,849
ALM VII R Ltd.(a)(b):
Series 2013-7RA, Class A1R, (LIBOR USD
3 Month + 1.41%), 3.24%, 10/15/28		4,175	4,164,125
Series 2013-7RA, Class A2R, (LIBOR USD
3 Month + 2.00%), 3.83%, 10/15/28		1,000	999,916
Series 2013-7RA, Class BR, (LIBOR USD 3
Month + 2.70%), 4.53%, 10/15/28		1,000	994,430
ALM VII R-2 Ltd.(a)(b):
Series 2013-7R2A, Class A2R2, (LIBOR
USD 3 Month + 1.65%), 3.48%, 10/15/27		2,000	1,993,694
Series 2013-7R2A, Class BR2, (LIBOR USD
3 Month + 2.20%), 4.03%, 10/15/27		600	593,674
ALM VIII Ltd.(a)(b):
Series 2013-8A, Class A1R, (LIBOR USD 3
Month + 1.49%), 3.32%, 10/15/28		13,250	13,267,429
Series 2013-8A, Class CR, (LIBOR USD 3
Month + 3.95%), 5.78%, 10/15/28		2,250	2,234,941
ALM XVI Ltd., Series 2015-16A, Class CR2,
(LIBOR USD 3 Month + 2.70%), 4.53%,
07/15/27(a)(b)		3,000	2,907,845

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
American Express Credit Account Master Trust:
Series 2017-5, Class A, (LIBOR USD 1
Month + 0.38%), 2.06%, 02/18/25(a)	USD	4,110	$4,126,744
Series 2017-6, Class A, 2.04%, 05/15/23		2,000	2,006,175
Series 2018-4, Class A, 2.99%, 12/15/23		3,010	3,066,145
Series 2018-6, Class A, 3.06%, 02/15/24		1,535	1,569,331
Series 2019-2, Class A, 2.67%, 11/15/24		1,960	2,009,486
AmeriCredit Automobile Receivables Trust,
Series 2018-1, Class A3, 3.07%, 12/19/22 .		930	935,964
AMMC CLO 16 Ltd., Series 2015-16A, Class
AR, (LIBOR USD 3 Month + 1.26%), 3.10%,
04/14/29(a)(b)		8,000	7,992,599
AMMC CLO 21 Ltd., Series 2017-21A, Class
A, (LIBOR USD 3 Month + 1.25%), 3.15%,
11/02/30(a)(b)		1,750	1,742,160
AMMC CLO 22 Ltd., Series 2018-22A, Class
D, (LIBOR USD 3 Month + 2.70%), 4.49%,
04/25/31(a)(b)		320	307,313
AMMC CLO XII Ltd., Series 2013-12A, Class
AR, (LIBOR USD 3 Month + 1.20%), 3.10%,
11/10/30(a)(b)		2,000	1,987,832
Anchorage Capital CLO 1-R Ltd., Series 2018-
1RA, Class A1, (LIBOR USD 3 Month +
0.99%), 2.84%, 04/13/31(a)(b)		2,400	2,392,228
Anchorage Capital CLO 3-R Ltd.(a)(b):
Series 2014-3RA, Class B, (LIBOR USD 3
Month + 1.50%), 3.30%, 01/28/31		3,400	3,346,534
Series 2014-3RA, Class C, (LIBOR USD 3
Month + 1.85%), 3.65%, 01/28/31		1,250	1,210,027
Anchorage Capital CLO 4-R Ltd.(a)(b):
Series 2014-4RA, Class C, (LIBOR USD 3
Month + 1.85%), 3.65%, 01/28/31		600	595,819
Series 2014-4RA, Class D, (LIBOR USD 3
Month + 2.60%), 4.40%, 01/28/31		2,250	2,151,178
Anchorage Capital CLO 5-R Ltd., Series
2014-5RA, Class C, (LIBOR USD 3 Month +
1.85%), 3.68%, 01/15/30(a)(b)		1,850	1,809,583
Anchorage Capital CLO 6 Ltd.(a)(b):
Series 2015-6A, Class AR, (LIBOR USD 3
Month + 1.27%), 3.10%, 07/15/30		4,189	4,177,422
Series 2015-6A, Class CR, (LIBOR USD 3
Month + 2.40%), 4.23%, 07/15/30		1,000	997,694
Anchorage Capital CLO 7 Ltd.(a)(b):
Series 2015-7A, Class AR, (LIBOR USD 3
Month + 0.96%), 2.79%, 10/15/27		9,146	9,152,131
Series 2015-7A, Class CR, (LIBOR USD 3
Month + 1.70%), 3.53%, 10/15/27		1,000	1,003,209
Series 2015-7A, Class DR, (LIBOR USD 3
Month + 2.70%), 4.53%, 10/15/27		2,155	2,149,318
Anchorage Capital CLO 8 Ltd.(a)(b):
Series 2016-8A, Class AR, (LIBOR USD 3
Month + 1.00%), 2.80%, 07/28/28		4,400	4,395,780
Series 2016-8A, Class BR, (LIBOR USD 3
Month + 1.60%), 3.40%, 07/28/28		1,400	1,390,366
Series 2016-8A, Class DR, (LIBOR USD 3
Month + 3.00%), 4.80%, 07/28/28		4,000	3,979,775
Anchorage Capital CLO Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3
Month + 1.25%), 3.10%, 10/13/30		9,000	8,996,876
Series 2018-10A, Class A1A, (LIBOR USD 3
Month + 1.20%), 3.03%, 10/15/31		7,650	7,590,800
Series 2018-10A, Class B, (LIBOR USD 3
Month + 1.75%), 3.58%, 10/15/31		3,000	2,981,103
Anchorage Capital Europe CLO 2 DAC, Series
2X, Class E, (EURIBOR 3 Month + 5.66%),
5.66%, 05/15/31(a)	EUR	499	556,746

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Antares CLO Ltd., Series 2017-2A, Class A,
(LIBOR USD 3 Month + 1.53%), 3.35%,
01/20/30(a)(b)	USD	5,000	$4,958,875
Apidos CLO XII, Series 2013-12A, Class AR,
(LIBOR USD 3 Month + 1.08%), 2.91%,
04/15/31(a)(b)		2,400	2,383,962
Apidos CLO XV(a)(b):
Series 2013-15A, Class CRR, (LIBOR USD
3 Month + 1.85%), 3.67%, 04/20/31		7,000	6,805,279
Series 2013-15A, Class DRR, (LIBOR USD
3 Month + 2.70%), 4.52%, 04/20/31		2,000	1,954,687
Apidos CLO XX, Series 2015-20A, Class BRR,
(LIBOR USD 3 Month + 1.95%), 3.79%,
07/16/31(a)(b)		1,750	1,711,240
Apidos CLO XXIX, Series 2018-29A, Class
A2, (LIBOR USD 3 Month + 1.55%), 3.34%,
07/25/30(a)(b)		1,000	998,531
Apidos CLO XXV Ltd., Series 2016-25A, Class
A1R, (LIBOR USD 3 Month + 1.17%),
2.99%, 10/20/31(a)(b)		4,500	4,486,551
Apidos CLO XXVII, Series 2017-27A, Class
A2, (LIBOR USD 3 Month + 1.70%), 3.54%,
07/17/30(a)(b)		2,000	1,981,434
Apidos CLO XXX, Series XXXA, Class A1A,
(LIBOR USD 3 Month + 1.14%), 2.96%,
10/18/31(a)(b)		2,000	1,992,309
Aqueduct European CLO DAC, Series 2017-2X,
Class E, (EURIBOR 3 Month + 4.40%),
4.40%, 10/15/30(a)	EUR	219	232,573
Arbour CLO IV DAC, Series 4X, Class E,
(EURIBOR 3 Month + 5.60%), 5.60%,
01/15/30(a)		468	516,728
Ares CLO, Series 2018-50A, Class B, (LIBOR
USD 3 Month + 1.70%), 3.53%, 01/15/32(a)(b) USD		4,000	3,983,942
Ares LIII CLO Ltd.(a)(b):
Series 2019-53A, Class C, (LIBOR USD 3
Month + 2.65%), 4.45%, 04/24/31		4,500	4,537,224
Series 2019-53A, Class D, (LIBOR USD 3
Month + 3.75%), 5.55%, 04/24/31		3,000	3,017,859
Ares XL CLO Ltd., Series 2016-40A, Class CR,
(LIBOR USD 3 Month + 3.40%), 5.23%,
01/15/29(a)(b)		1,000	999,842
Ares XLI CLO Ltd., Series 2016-41A, Class
AR, (LIBOR USD 3 Month + 1.20%), 3.03%,
01/15/29(a)(b)		7,250	7,251,758
Ares XLII CLO Ltd., Series 2017-42A, Class
D, (LIBOR USD 3 Month + 3.45%), 5.25%,
01/22/28(a)(b)		1,000	999,820
Ares XLV CLO Ltd., Series 2017-45A, Class
D, (LIBOR USD 3 Month + 3.05%), 4.88%,
10/15/30(a)(b)		1,850	1,848,921
Ares XLVI CLO Ltd., Series 2017-46A, Class
SUB, (LIBOR USD 3 Month + 0.00%),
0.00%, 01/15/30(a)(b)		2,250	1,791,558
Ares XLVII CLO Ltd.(a)(b):
Series 2018-47A, Class B, (LIBOR USD 3
Month + 1.45%), 3.28%, 04/15/30		1,400	1,381,283
Series 2018-47A, Class C, (LIBOR USD 3
Month + 1.75%), 3.58%, 04/15/30		800	773,195
Series 2018-47A, Class D, (LIBOR USD 3
Month + 2.70%), 4.53%, 04/15/30		3,500	3,351,323
Series 2018-47A, Class SUB, (LIBOR USD
3 Month + 0.00%), 0.00%, 04/15/30		4,500	3,284,681
Ares XLVIII CLO, Series 2018-48A, Class C,
(LIBOR USD 3 Month + 1.80%), 3.62%,
07/20/30(a)(b)		1,000	959,134

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Ares XXVII CLO Ltd.(a)(b):
Series 2013-2A, Class CR, (LIBOR USD 3
Month + 2.40%), 4.20%, 07/28/29	USD	1,000	$1,010,536
Series 2013-2A, Class DR, (LIBOR USD 3
Month + 3.75%), 5.55%, 07/28/29		1,500	1,471,990
Ares XXXIIR CLO Ltd.(a)(b):
Series 2014-32RA, Class B, (LIBOR USD 3
Month + 1.80%), 3.71%, 05/15/30		700	693,114
Series 2014-32RA, Class C, (LIBOR USD 3
Month + 2.90%), 4.81%, 05/15/30		500	494,285
Ares XXXIR CLO Ltd., Series 2014-31RA,
Class A2, (LIBOR USD 3 Month + 1.30%),
3.21%, 05/24/30(a)(b)		1,000	980,848
Ares XXXVII CLO Ltd.(a)(b):
Series 2015-4A, Class A1R, (LIBOR USD 3
Month + 1.17%), 3.00%, 10/15/30		3,000	3,004,637
Series 2015-4A, Class A3R, (LIBOR USD 3
Month + 1.50%), 3.33%, 10/15/30		1,500	1,480,816
Series 2015-4A, Class BR, (LIBOR USD 3
Month + 1.80%), 3.63%, 10/15/30		1,017	996,638
Ares XXXVR CLO Ltd.(a)(b):
Series 2015-35RA, Class A2, (LIBOR USD 3
Month + 1.40%), 3.23%, 07/15/30		1,500	1,475,447
Series 2015-35RA, Class C, (LIBOR USD 3
Month + 1.90%), 3.73%, 07/15/30		1,000	982,772
Series 2015-35RA, Class D, (LIBOR USD 3
Month + 3.00%), 4.83%, 07/15/30		1,000	988,304
ASSURANT CLO I Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3
Month + 1.25%), 3.07%, 10/20/29		2,000	1,991,223
Series 2017-1A, Class B, (LIBOR USD 3
Month + 1.70%), 3.52%, 10/20/29		3,000	2,965,885
Series 2017-1A, Class C, (LIBOR USD 3
Month + 2.10%), 3.92%, 10/20/29		1,250	1,228,814
ASSURANT CLO III Ltd., Series 2018-2A,
Class A, (LIBOR USD 3 Month + 1.23%),
3.05%, 10/20/31(a)(b)		2,000	1,986,939
ASSURANT CLO IV Ltd., Series 2019-1A,
Class D, (LIBOR USD 3 Month + 3.85%),
5.67%, 04/20/30(a)(b)		1,000	1,000,855
Atlas Senior Loan Fund VII Ltd.(a)(b):
Series 2016-7A, Class A1R, (LIBOR USD 3
Month + 1.28%), 3.20%, 11/27/31		5,750	5,741,837
Series 2016-7A, Class A2R, (LIBOR USD 3
Month + 1.55%), 3.47%, 11/27/31		5,500	5,458,080
Series 2016-7A, Class B1R, (LIBOR USD 3
Month + 1.80%), 3.72%, 11/27/31		1,700	1,678,955
Atlas Senior Loan Fund X Ltd., Series 2018-
10A, Class B, (LIBOR USD 3 Month +
1.50%), 3.33%, 01/15/31(a)(b)		1,300	1,284,489
Atlas Senior Loan Fund XI Ltd., Series 2018-
11A, Class A1L, (LIBOR USD 3 Month +
1.10%), 2.89%, 07/26/31(a)(b)		2,000	1,984,718
Atlas Senior Loan Fund XII Ltd., Series 2018-
12A, Class A1, (LIBOR USD 3 Month +
1.18%), 2.98%, 10/24/31(a)(b)		1,700	1,688,784
Atrium IX, Series 9A, Class AR, (LIBOR USD 3
Month + 1.24%), 3.15%, 05/28/30(a)(b)		13,500	13,486,716
Atrium VIII, Series 8A, Class SUB, 0.00%,
10/23/24(b)(c)		11,500	691,897
Atrium XIV LLC, Series 14A, Class C, (LIBOR
USD 3 Month + 1.95%), 3.79%, 08/23/30(a)(b)		1,000	970,810
Atrium XV(a)(b):
Series 15A, Class B, (LIBOR USD 3 Month
+ 1.75%), 3.56%, 01/23/31		1,000	999,138

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Series 15A, Class C, (LIBOR USD 3 Month
+ 2.20%), 4.01%, 01/23/31	USD	500	$494,864
Series 15A, Class D, (LIBOR USD 3 Month
+ 3.00%), 4.81%, 01/23/31		500	487,832
Aurium CLO II DAC, Series 2X, Class ER,
(EURIBOR 3 Month + 5.10%), 5.10%,
10/13/29(a)	EUR	400	442,665
Avoca CLO XV DAC, Series 15X, Class ER,
(EURIBOR 3 Month + 4.13%), 4.13%,
04/15/31(a)		670	701,536
Avoca CLO XX DAC, Series 20X, Class E,
(EURIBOR 3 Month + 5.75%), 5.75%,
07/15/32(a)		358	399,181
BA Credit Card Trust:
Series 2018-A2, Class A2, 3.00%, 09/15/23	USD	1,890	1,922,291
Series 2018-A3, Class A3, 3.10%, 12/15/23		1,390	1,421,687
Bain Capital Credit CLO, Series 2019-1A,
Class A1A, (LIBOR USD 3 Month + 1.38%),
3.20%, 04/18/32(a)(b)		4,500	4,491,758
Bain Capital Credit CLO Ltd., Series 2017-1A,
Class A1, (LIBOR USD 3 Month + 1.25%),
3.07%, 07/20/30(a)(b)		4,300	4,290,809
Barings Euro CLO BV, Series 2018-3X, Class
E, (EURIBOR 3 Month + 5.79%), 5.79%,
07/27/31(a)	EUR	270	298,953
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2005-HE1, Class M2, (LIBOR USD 1
Month + 1.25%), 2.91%, 01/25/35	USD	1,270	1,278,848
Series 2006-HE7, Class 1A2, (LIBOR USD 1
Month + 0.17%), 1.83%, 09/25/36		1,247	1,516,923
Series 2007-HE1, Class 21A2, (LIBOR USD
1 Month + 0.16%), 1.82%, 01/25/37		1,398	1,384,286
Series 2007-HE2, Class 22A, (LIBOR USD 1
Month + 0.14%), 1.80%, 03/25/37		4,536	4,512,844
Series 2007-HE2, Class 23A, (LIBOR USD 1
Month + 0.14%), 1.80%, 03/25/37		5,819	6,214,361
Series 2007-HE3, Class 2A, (LIBOR USD 1
Month + 0.14%), 1.80%, 04/25/37		6,707	7,506,517
Series 2007-HE5, Class 2A, (LIBOR USD 1
Month + 0.22%), 1.88%, 06/25/47		19,832	19,290,580
Bear Stearns Asset-Backed Securities Trust(a):
Series 2004-HE3, Class M2, (LIBOR USD 1
Month + 1.73%), 3.39%, 04/25/34		3,755	3,837,827
Series 2005-4, Class M2, (LIBOR USD 1
Month + 1.20%), 2.86%, 01/25/36		907	906,290
Series 2006-1, Class M1, (LIBOR USD 1
Month + 0.50%), 2.16%, 02/25/36		424	423,989
Benefit Street Partners CLO IV Ltd.(a)(b):
Series 2014-IVA, Class A1RR, (LIBOR USD
3 Month + 1.25%), 3.07%, 01/20/29		8,732	8,742,219
Series 2014-IVA, Class BRR, (LIBOR USD 3
Month + 2.65%), 4.47%, 01/20/29		2,000	1,994,820
Benefit Street Partners CLO VI Ltd., Series
2015-VIA, Class A1R, (LIBOR USD 3 Month
+ 1.24%), 3.06%, 10/18/29(a)(b)		10,000	9,998,300
Benefit Street Partners CLO VIII Ltd., Series
2015-8A, Class A1AR, (LIBOR USD 3 Month
+ 1.10%), 2.92%, 01/20/31(a)(b)		1,500	1,494,352
Benefit Street Partners CLO XII Ltd., Series
2017-12A, Class C, (LIBOR USD 3 Month +
3.05%), 4.88%, 10/15/30(a)(b)		1,500	1,457,349
Benefit Street Partners CLO XIX Ltd.(a)(b):
Series 2019-19A, Class A, (LIBOR USD 3
Month + 1.35%), 3.23%, 01/15/33		7,000	7,000,960
Series 2019-19A, Class B, (LIBOR USD 3
Month + 2.00%), 3.88%, 01/15/33		4,250	4,248,204

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Benefit Street Partners CLO XV Ltd.(a)(b):
Series 2018-15A, Class A1, (LIBOR USD 3
Month + 1.15%), 2.97%, 07/18/31	USD	2,200	$2,193,918
Series 2018-15A, Class A2A, (LIBOR USD 3
Month + 1.70%), 3.52%, 07/18/31		1,000	1,001,047
Bilbao CLO I DAC, Series 1X, Class D,
(EURIBOR 3 Month + 4.73%), 4.73%,
07/20/31(a)	EUR	550	590,418
BlueMountain CLO Ltd., Series 2013-2A,
Class A1R, (LIBOR USD 3 Month + 1.18%),
2.98%, 10/22/30(a)(b)	USD	1,000	998,984
BMW Floorplan Master Owner Trust, Series
2018-1, Class A1, 3.15%, 05/15/23(b)		1,230	1,252,344
BMW Vehicle Owner Trust, Series 2019-A,
Class A4, 1.95%, 01/26/26		1,930	1,955,097
Bowman Park CLO Ltd.(a)(b):
Series 2014-1A, Class AR, (LIBOR USD 3
Month + 1.18%), 3.09%, 11/23/25		2,127	2,127,373
Series 2014-1A, Class D2R, (LIBOR USD 3
Month + 3.35%), 5.26%, 11/23/25		500	500,023
Cairn CLO IV BV, Series 2014-4X, Class ERR,
(EURIBOR 3 Month + 5.88%), 5.88%,
04/30/31(a)	EUR	200	225,175
Cairn CLO VII BV, Series 2016-7X, Class
E, (EURIBOR 3 Month + 6.35%), 6.35%,
01/31/30(a)		400	452,929
California Street CLO XII Ltd., Series 2013-12A,
Class AR, (LIBOR USD 3 Month + 1.03%),
2.86%, 10/15/25(a)(b)	USD	511	511,148
Capital One Multi-Asset Execution Trust, Series
2019-A2, Class A2, 1.72%, 08/15/24.		2,150	2,162,468
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2014-2RA, Class A1, (LIBOR USD 3
Month + 1.05%), 2.96%, 05/15/31		1,500	1,498,595
Series 2014-5A, Class A1RR, (LIBOR USD
3 Month + 1.14%), 2.97%, 07/15/31		10,500	10,498,611
Series 2016-1A, Class BR, (LIBOR USD 3
Month + 1.85%), 3.67%, 04/20/27		600	590,611
Carlyle US CLO Ltd.(a)(b):
Series 2016-4A, Class BR, (LIBOR USD 3
Month + 2.10%), 3.92%, 10/20/27		500	494,629
Series 2017-2A, Class C, (LIBOR USD 3
Month + 3.70%), 5.52%, 07/20/31		1,000	1,002,989
CarMax Auto Owner Trust:
Series 2018-1, Class A3, 2.48%, 11/15/22 .		2,717	2,733,827
Series 2018-4, Class A3, 3.36%, 09/15/23 .		2,000	2,049,967
Series 2019-3, Class A4, 2.30%, 04/15/25 .		1,590	1,626,493
Carrington Mortgage Loan Trust, Series 2006-
FRE1, Class A4, (LIBOR USD 1 Month +
0.25%), 1.91%, 04/25/36(a)		2,876	2,487,120
CarVal CLO II Ltd., Series 2019-1A, Class AN,
(LIBOR USD 3 Month + 1.48%), 3.30%,
04/20/32(a)(b)		3,500	3,486,514
Catskill Park CLO Ltd., Series 2017-1A, Class
C, (LIBOR USD 3 Month + 3.70%), 5.52%,
04/20/29(a)(b)		1,000	999,922
CBAM Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3
Month + 1.25%), 3.07%, 07/20/30		1,000	1,000,956
Series 2017-2A, Class C1, (LIBOR USD 3
Month + 2.40%), 4.24%, 10/17/29		1,000	991,684
Series 2017-3A, Class A, (LIBOR USD 3
Month + 1.23%), 3.07%, 10/17/29		10,000	9,978,747
Series 2018-5A, Class B1, (LIBOR USD 3
Month + 1.40%), 3.24%, 04/17/31		2,500	2,440,302

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
C-BASS Mortgage Loan Trust, Series 2007-
CB3, Class A1, 3.73%, 03/25/37(e)	USD	6,802	$3,871,176
Cedar Funding II CLO Ltd., Series 2013-1A,
Class A1R, (LIBOR USD 3 Month + 1.23%),
3.12%, 06/09/30(a)(b)		3,600	3,602,544
Cedar Funding IV CLO Ltd.(a)(b):
Series 2014-4A, Class AR, (LIBOR USD 3
Month + 1.23%), 3.04%, 07/23/30		8,375	8,377,806
Series 2014-4A, Class DR, (LIBOR USD 3
Month + 3.65%), 5.46%, 07/23/30		2,000	2,001,461
Cedar Funding IX CLO Ltd.(b):
Series 2018-9A, Class A1, (LIBOR USD 3
Month + 0.98%), 2.80%, 04/20/31(a)		8,900	8,865,442
Series 2018-9A, Class SUB, 0.00%,
04/20/31(c)		3,950	2,830,579
Cedar Funding V CLO Ltd., Series 2016-5A,
Class A1R, (LIBOR USD 3 Month + 1.10%),
2.94%, 07/17/31(a)(b)		4,750	4,751,524
Cedar Funding VI CLO Ltd.(a)(b):
Series 2016-6A, Class AR, (LIBOR USD 3
Month + 1.09%), 2.91%, 10/20/28		3,500	3,497,516
Series 2016-6A, Class DR, (LIBOR USD 3
Month + 3.00%), 4.82%, 10/20/28		2,500	2,407,267
Cedar Funding VII CLO Ltd., Series 2018-7A,
Class A1, (LIBOR USD 3 Month + 1.00%),
2.82%, 01/20/31(a)(b)		7,800	7,719,492
Cedar Funding VIII CLO Ltd.(a)(b):
Series 2017-8A, Class A1, (LIBOR USD 3
Month + 1.25%), 3.09%, 10/17/30		19,880	19,887,121
Series 2017-8A, Class D, (LIBOR USD 3
Month + 3.25%), 5.09%, 10/17/30		1,895	1,872,277
Cedar Funding X CLO Ltd.(a)(b):
Series 2019-10A, Class A, (LIBOR USD 3
Month + 1.34%), 3.47%, 10/20/32		12,500	12,521,881
Series 2019-10A, Class D, (LIBOR USD 3
Month + 3.85%), 5.98%, 10/20/32		2,000	2,011,029
Cent CLO 17 Ltd.(a)(b):
Series C17A, Class A1AR, (LIBOR USD 3
Month + 1.03%), 2.80%, 04/30/31		8,000	7,969,725
Series C17A, Class BR, (LIBOR USD 3
Month + 1.85%), 3.62%, 04/30/31		1,000	978,775
Cent CLO 19 Ltd., Series 2013-19A, Class A1A,
(LIBOR USD 3 Month + 1.33%), 3.10%,
10/29/25(a)(b)		869	868,929
Chesapeake Funding II LLC(b):
Series 2018-2A, Class A1, 3.23%, 08/15/30		786	799,876
Series 2019-1A, Class A1, 2.94%, 04/15/31		1,625	1,654,648
CIFC European Funding CLO I DAC, Series
1X, Class E, (EURIBOR 3 Month + 5.86%),
5.86%, 07/15/32(a)	EUR	300	323,929
CIFC Funding Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3
Month + 1.25%), 3.09%, 07/16/30	USD	6,035	6,020,020
Series 2013-2A, Class A1LR, (LIBOR USD 3
Month + 1.21%), 3.04%, 10/18/30		5,000	4,999,542
Series 2013-4A, Class A1RR, (LIBOR USD
3 Month + 1.06%), 2.85%, 04/27/31		7,000	6,963,105
Series 2013-4A, Class A2RR, (LIBOR USD
3 Month + 1.30%), 3.09%, 04/27/31		1,700	1,664,648
Series 2014-2RA, Class A3, (LIBOR USD 3
Month + 1.90%), 3.70%, 04/24/30		500	497,908
Series 2014-3A, Class CR2, (LIBOR USD 3
Month + 2.35%), 4.15%, 10/22/31		1,000	984,091
Series 2014-4RA, Class A1A, (LIBOR USD 3
Month + 1.13%), 2.97%, 10/17/30		4,400	4,399,558

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Series 2014-4RA, Class A2, (LIBOR USD 3
Month + 1.65%), 3.49%, 10/17/30	USD	1,000	$996,076
Series 2014-4RA, Class B, (LIBOR USD 3
Month + 2.20%), 4.04%, 10/17/30		400	395,879
Series 2014-4RA, Class C, (LIBOR USD 3
Month + 3.20%), 5.04%, 10/17/30		2,300	2,278,333
Series 2015-3A, Class CR, (LIBOR USD 3
Month + 1.65%), 3.47%, 04/19/29		1,000	968,767
Series 2017-3A, Class A1, (LIBOR USD 3
Month + 1.22%), 3.04%, 07/20/30		5,000	4,992,504
Series 2017-5A, Class B, (LIBOR USD 3
Month + 1.85%), 3.69%, 11/16/30		500	492,545
Series 2018-1A, Class B, (LIBOR USD 3
Month + 1.40%), 3.22%, 04/18/31		1,000	980,855
Series 2018-1A, Class D, (LIBOR USD 3
Month + 2.65%), 4.47%, 04/18/31		2,250	2,174,960
Series 2018-4A, Class A1, (LIBOR USD 3
Month + 1.15%), 2.99%, 10/17/31		2,700	2,689,479
Series 2018-4A, Class B, (LIBOR USD 3
Month + 2.10%), 3.94%, 10/17/31		1,000	993,164
Series 2019-2A, Class A, (LIBOR USD 3
Month + 1.25%), 3.09%, 04/17/30		9,000	9,004,552
Series 2019-5A, Class A1, (LIBOR USD 3
Month + 1.34%), 3.50%, 10/15/32		12,500	12,500,089
Series 2019-6A, Class A1, (LIBOR USD 3
Month + 1.33%), 3.24%, 01/16/33(d)		8,500	8,500,000
Citibank Credit Card Issuance Trust:
Series 2017-A7, Class A7, (LIBOR USD 1
Month + 0.37%), 2.06%, 08/08/24(a)		2,000	2,007,997
Series 2018-A1, Class A1, 2.49%, 01/20/23		2,000	2,017,477
Series 2018-A6, Class A6, 3.21%, 12/07/24		900	942,907
Citigroup Mortgage Loan Trust, Inc., Series
2006-WFH2, Class M3, (LIBOR USD 1
Month + 0.31%), 1.97%, 08/25/36(a)		2,766	2,624,178
Clear Creek CLO(a)(b):
Series 2015-1A, Class AR, (LIBOR USD 3
Month + 1.20%), 3.02%, 10/20/30		7,000	6,972,527
Series 2015-1A, Class BR, (LIBOR USD 3
Month + 1.60%), 3.42%, 10/20/30		3,000	2,965,624
Conseco Finance Corp.:
Series 1996-5, Class M1, 8.05%, 07/15/27(c)		1,024	1,031,063
Series 1997-7, Class M1, 7.03%, 07/15/28(c)		3,835	3,907,783
Series 1998-8, Class A1, 6.28%, 09/01/30 .		5,433	5,722,439
Conseco Finance Securitizations Corp., Series
2001-4, Class M1, (LIBOR USD 1 Month +
1.75%), 3.53%, 09/01/33(a)		10,093	10,181,681
Credit Acceptance Auto Loan Trust(b):
Series 2018-3A, Class A, 3.55%, 08/15/27 .		1,710	1,740,606
Series 2019-3A, Class A, 2.38%, 11/15/28 .		620	625,982
Credit-Based Asset Servicing & Securitization
LLC, Series 2007-CB6, Class A4, (LIBOR
USD 1 Month + 0.34%), 2.00%, 07/25/37(a)(b)		1,816	1,232,246
CVC Cordatus Loan Fund VIII DAC, Series
8X, Class F, (EURIBOR 3 Month + 7.65%),
4.90%, 04/23/30(a)	EUR	154	163,759
CVC Cordatus Loan Fund XV DAC, Series
15X, Class E, (EURIBOR 3 Month + 5.78%),
5.78%, 08/26/32(a)		350	377,972
CWHEQ Revolving Home Equity Loan Trust,
Series 2006-G, Class 2A, (LIBOR USD 1
Month + 0.15%), 1.83%, 10/15/36(a)	USD	980	933,523
Deer Creek CLO Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3
Month + 1.18%), 3.00%, 10/20/30		1,000	1,000,952
Series 2017-1A, Class B, (LIBOR USD 3
Month + 1.65%), 3.47%, 10/20/30		1,000	993,597

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Dewolf Park CLO Ltd., Series 2017-1A, Class
A, (LIBOR USD 3 Month + 1.21%), 3.04%,
10/15/30(a)(b)	USD	3,000	$2,999,492
Discover Card Execution Note Trust(a):
Series 2017-A5, Class A5, (LIBOR USD 1
Month + 0.60%), 2.28%, 12/15/26		2,770	2,787,504
Series 2019-A2, Class A, (LIBOR USD 1
Month + 0.27%), 1.95%, 12/15/23		3,000	3,010,629
Drive Auto Receivables Trust, Series 2019-4,
Class A3, 2.16%, 05/15/23		1,010	1,014,660
Dryden 32 Euro CLO BV, Series 2014-32X,
Class ER, (EURIBOR 3 Month + 5.29%),
5.29%, 08/15/31(a)	EUR	460	498,301
Dryden 36 Senior Loan Fund(a)(b):
Series 2014-36A, Class AR2, (LIBOR USD 3
Month + 1.28%), 3.11%, 04/15/29	USD	7,500	7,492,216
Series 2014-36A, Class DR2, (LIBOR USD 3
Month + 3.70%), 5.53%, 04/15/29		4,000	4,001,741
Dryden 50 Senior Loan Fund(b):
Series 2017-50A, Class C, (LIBOR USD 3
Month + 2.25%), 4.08%, 07/15/30(a)		1,500	1,493,889
Series 2017-50A, Class SUB, 0.00%,
07/15/30(c)		4,000	2,723,864
Dryden 70 CLO Ltd., Series 2018-70A, Class
D, (LIBOR USD 3 Month + 3.75%), 5.59%,
01/16/32(a)(b)		1,000	1,004,699
Dryden 71 CLO Ltd., Series 2018-71A, Class
C, (LIBOR USD 3 Month + 2.95%), 4.78%,
01/15/29(a)(b)		1,000	997,529
Dryden XXVIII Senior Loan Fund, Series 2013-
28A, Class B1LR, (LIBOR USD 3 Month +
3.15%), 5.06%, 08/15/30(a)(b)		1,500	1,489,103
Elm CLO Ltd.(a)(b):
Series 2014-1A, Class ARR, (LIBOR USD 3
Month + 1.17%), 3.01%, 01/17/29		1,900	1,902,410
Series 2014-1A, Class CRR, (LIBOR USD 3
Month + 2.35%), 4.19%, 01/17/29		2,250	2,242,454
Elmwood CLO I Ltd., Series 2019-1A, Class
A, (LIBOR USD 3 Month + 1.35%), 3.17%,
04/20/30(a)(b)		2,500	2,496,608
Elmwood CLO II Ltd.(a)(b):
Series 2019-2A, Class A, (LIBOR USD 3
Month + 1.45%), 3.27%, 04/20/31		6,500	6,499,098
Series 2019-2A, Class B, (LIBOR USD 3
Month + 2.10%), 3.92%, 04/20/31		10,500	10,552,742
Elmwood CLO III Ltd., Series 2019-3A, Class
A1, (LIBOR USD 3 Month + 1.37%), 3.23%,
10/15/32(a)(b)		13,000	13,001,274
Enterprise Fleet Financing LLC(b):
Series 2017-1, Class A2, 2.13%, 07/20/22 .		66	65,740
Series 2017-1, Class A3, 2.60%, 07/20/22 .		650	652,068
Series 2019-2, Class A2, 2.29%, 02/20/25 .		1,360	1,371,381
First Franklin Mortgage Loan Trust(a):
Series 2006-FF9, Class 2A4, (LIBOR USD 1
Month + 0.25%), 1.91%, 06/25/36		1,450	1,310,103
Series 2006-FF13, Class A1, (LIBOR USD 1
Month + 0.12%), 1.78%, 10/25/36		4,041	3,233,960
Series 2006-FF17, Class A5, (LIBOR USD 1
Month + 0.15%), 1.81%, 12/25/36		4,185	3,833,692
Series 2006-FFH1, Class M1, (LIBOR USD
1 Month + 0.37%), 2.03%, 01/25/36		10,000	9,910,186
Flatiron CLO 17 Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3
Month + 1.25%), 3.16%, 05/15/30		3,000	3,000,078
Series 2017-1A, Class C, (LIBOR USD 3
Month + 2.30%), 4.21%, 05/15/30		1,000	1,009,009

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Flatiron CLO 19 Ltd.(a)(b):
Series 2019-1A, Class A, (LIBOR USD 3
Month + 1.32%), 3.21%, 11/16/32	USD	3,000	$3,000,963
Series 2019-1A, Class C, (LIBOR USD 3
Month + 2.70%), 4.59%, 11/16/32		1,500	1,505,026
Series 2019-1A, Class D, (LIBOR USD 3
Month + 3.90%), 5.79%, 11/16/32		3,500	3,523,536
Ford Credit Auto Lease Trust, Series 2020-A,
Class A3, 1.85%, 03/15/23		980	983,301
Ford Credit Auto Owner Trust:
Series 2018-A, Class A3, 3.03%, 11/15/22 .		909	917,981
Series 2019-B, Class A4, 2.24%, 10/15/24 .		970	989,262
Ford Credit Floorplan Master Owner Trust,
Series 2018-3, Class A1, 3.52%, 10/15/23 .		2,000	2,064,459
Ford Credit Floorplan Master Owner Trust A,
Series 2019-4, Class A, 2.44%, 09/15/26		1,590	1,635,850
Galaxy XIX CLO Ltd., Series 2015-19A, Class
A1R, (LIBOR USD 3 Month + 1.22%),
3.02%, 07/24/30(a)(b)		8,578	8,592,425
Galaxy XV CLO Ltd., Series 2013-15A, Class
AR, (LIBOR USD 3 Month + 1.20%), 3.03%,
10/15/30(a)(b)		2,500	2,501,532
Galaxy XVIII CLO Ltd., Series 2018-28A, Class
A1, (LIBOR USD 3 Month + 1.10%), 2.93%,
07/15/31(a)(b)		13,250	13,184,862
Galaxy XX CLO Ltd.(a)(b):
Series 2015-20A, Class CR, (LIBOR USD 3
Month + 1.75%), 3.57%, 04/20/31		1,000	989,232
Series 2015-20A, Class D1R, (LIBOR USD 3
Month + 2.60%), 4.42%, 04/20/31		1,800	1,726,856
Galaxy XXIV CLO Ltd., Series 2017-24A, Class
C, (LIBOR USD 3 Month + 1.70%), 3.53%,
01/15/31(a)(b)		500	476,982
Galaxy XXVII CLO Ltd., Series 2018-27A, Class
A, (LIBOR USD 3 Month + 1.02%), 2.92%,
05/16/31(a)(b)		7,000	6,876,146
Gilbert Park CLO Ltd., Series 2017-1A, Class
A, (LIBOR USD 3 Month + 1.19%), 3.02%,
10/15/30(a)(b)		2,250	2,250,871
GM Financial Consumer Automobile
Receivables Trust, Series 2019-3, Class A4,
2.21%, 11/18/24		1,980	2,017,980
GoldenTree Loan Management US CLO 1
Ltd.(a)(b):
Series 2017-1A, Class C, (LIBOR USD 3
Month + 2.20%), 4.02%, 04/20/29		2,000	1,991,870
Series 2017-1A, Class D, (LIBOR USD 3
Month + 3.35%), 5.17%, 04/20/29		1,250	1,254,005
GoldenTree Loan Management US CLO 3
Ltd.(a)(b):
Series 2018-3A, Class AJ, (LIBOR USD 3
Month + 1.30%), 3.12%, 04/20/30		2,000	1,956,220
Series 2018-3A, Class C, (LIBOR USD 3
Month + 1.90%), 3.72%, 04/20/30		500	497,993
GoldenTree Loan Management US CLO 5 Ltd.,
Series 2019-5A, Class A, (LIBOR USD 3
Month + 1.30%), 3.49%, 10/20/32(a)(b)		7,000	6,988,994
GoldenTree Loan Opportunities IX Ltd.(a)(b):
Series 2014-9A, Class AR2, (LIBOR USD 3
Month + 1.11%), 2.88%, 10/29/29		6,500	6,510,353
Series 2014-9A, Class BR2, (LIBOR USD 3
Month + 1.60%), 3.37%, 10/29/29		900	900,567
GoldenTree Loan Opportunities X Ltd.(a)(b):
Series 2015-10A, Class AR, (LIBOR USD 3
Month + 1.12%), 2.94%, 07/20/31		3,300	3,288,144

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Series 2015-10A, Class C1R, (LIBOR USD 3
Month + 2.10%), 3.92%, 07/20/31	USD	1,000	$989,631
GoldenTree Loan Opportunities XI Ltd., Series
2015-11A, Class AR2, (LIBOR USD 3 Month
+ 1.07%), 2.89%, 01/18/31(a)(b)		2,188	2,187,438
Greene King Finance plc, Series B1, 5.70%,
12/15/34(e)	GBP	100	119,586
Greenpoint Manufactured Housing, Series
2000-1, Class A4, 8.14%, 03/20/30(c)	USD	7,172	7,062,319
Greywolf CLO V Ltd.(a)(b):
Series 2015-1A, Class A1R, (LIBOR USD 3
Month + 1.16%), 2.95%, 01/27/31		5,290	5,292,524
Series 2015-1A, Class CR, (LIBOR USD 3
Month + 3.00%), 4.79%, 01/27/31		1,000	972,837
Grippen Park CLO Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3
Month + 1.26%), 3.08%, 01/20/30		5,900	5,902,874
Series 2017-1A, Class C, (LIBOR USD 3
Month + 2.30%), 4.12%, 01/20/30		1,000	999,552
GSAA Home Equity Trust:
Series 2005-14, Class 1A2, (LIBOR USD 1
Month + 0.35%), 2.01%, 12/25/35(a)		1,025	435,827
Series 2006-4, Class 1A1, 3.81%, 03/25/36(c)		4,200	3,617,546
Series 2006-5, Class 1A1, (LIBOR USD 1
Month + 0.18%), 1.84%, 03/25/36(a)		4,446	2,101,292
Series 2006-18, Class AF6, 5.68%,
11/25/36(e)		4,045	1,839,468
GSAMP Trust(a):
Series 2006-FM3, Class A1, (LIBOR USD 1
Month + 0.14%), 1.80%, 11/25/36		8,419	5,111,217
Series 2006-HE6, Class A4, (LIBOR USD 1
Month + 0.24%), 1.90%, 08/25/36		2,058	1,812,103
GT Loan Financing I Ltd., Series 2013-1A,
Class CR, (LIBOR USD 3 Month + 2.10%),
3.90%, 07/28/31(a)(b)		1,000	998,843
Gulf Stream Meridian 1 Ltd.(a)(b):
Series 2020-IA, Class A1, (LIBOR USD 3
Month + 1.37%), 0.00%, 04/15/33		7,500	7,500,000
Series 2020-IA, Class B, (LIBOR USD 3
Month + 2.00%), 0.00%, 04/15/33		2,000	2,000,000
Halsey Point CLO I Ltd.(a)(b):
Series 2019-1A, Class A1A1, (LIBOR USD 3
Month + 1.35%), 3.26%, 01/20/33		5,000	5,002,517
Series 2019-1A, Class B1, (LIBOR USD 3
Month + 2.20%), 4.11%, 01/20/33		2,500	2,499,865
Harley-Davidson Motorcycle Trust, Series 2020-
A, Class A3, 1.87%, 10/15/24		900	904,395
Harvest CLO XVI DAC, Series 16X, Class
ER, (EURIBOR 3 Month + 5.57%), 5.57%,
10/15/31(a)	EUR	235	260,825
Harvest CLO XXII DAC, Series 22X, Class
E, (EURIBOR 3 Month + 6.11%), 6.11%,
01/15/32(a)		350	384,382
Harvest CLO XXIII DAC, Series 23X, Class
E, (EURIBOR 3 Month + 5.33%), 0.00%,
10/20/32(a)		118	126,942
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class A2, (LIBOR USD 3
Month + 1.50%), 3.32%, 07/18/31	USD	1,000	997,709
Series 12A-18, Class B, (LIBOR USD 3
Month + 1.85%), 3.67%, 07/18/31		1,000	979,376
Series 6A-2015, Class BR, (LIBOR USD 3
Month + 1.75%), 3.64%, 02/05/31		1,100	1,080,006
Series 6A-2015, Class CR, (LIBOR USD 3
Month + 2.50%), 4.39%, 02/05/31		1,250	1,171,044

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Series 7A-2015, Class CR, (LIBOR USD 3
Month + 1.70%), 3.61%, 03/15/27	USD	1,050	$1,030,944
Series 7A-2015, Class DR, (LIBOR USD 3
Month + 2.40%), 4.31%, 03/15/27		1,000	972,379
Honda Auto Receivables Owner Trust:
Series 2016-4, Class A4, 1.36%, 01/18/23 .		1,560	1,559,051
Series 2017-1, Class A4, 2.05%, 06/21/23 .		3,180	3,187,466
Series 2018-1, Class A4, 2.83%, 05/15/24 .		2,330	2,371,866
Series 2018-2, Class A4, 3.16%, 08/19/24 .		2,000	2,052,994
HPS Loan Management Ltd., Series 8A-2016,
Class CR, (LIBOR USD 3 Month + 1.95%),
3.78%, 07/20/30(a)(b)		1,000	981,992
Invesco Euro CLO III DAC(a):
Series 3X, Class D, (EURIBOR 3 Month +
4.00%), 4.00%, 07/15/32	EUR	300	331,658
Series 3X, Class F, (EURIBOR 3 Month +
8.07%), 8.07%, 07/15/32		300	322,885
Invitation Homes Trust(a)(b):
Series 2018-SFR2, Class F, (LIBOR USD 1
Month + 2.25%), 3.93%, 06/17/37	USD	12,878	12,877,477
Series 2018-SFR3, Class A, (LIBOR USD 1
Month + 1.00%), 2.67%, 07/17/37		5,643	5,642,621
Series 2018-SFR3, Class E, (LIBOR USD 1
Month + 2.00%), 3.67%, 07/17/37		5,090	5,108,677
Series 2018-SFR3, Class F, (LIBOR USD 1
Month + 2.25%), 3.92%, 07/17/37		11,214	11,213,718
Series 2018-SFR4, Class A, (LIBOR USD 1
Month + 1.10%), 2.77%, 01/17/38		2,984	2,991,550
JPMorgan Mortgage Acquisition Trust, Series
2006-CH1, Class M7, (LIBOR USD 1 Month
+ 0.80%), 2.46%, 07/25/36(a)		2,975	2,803,776
Kayne CLO II Ltd.(a)(b):
Series 2018-2A, Class A, (LIBOR USD 3
Month + 1.24%), 3.07%, 10/15/31		5,375	5,343,072
Series 2018-2A, Class B, (LIBOR USD 3
Month + 1.90%), 3.73%, 10/15/31		3,750	3,743,705
Kayne CLO III Ltd.(a)(b):
Series 2019-3A, Class A, (LIBOR USD 3
Month + 1.48%), 3.31%, 04/15/32		15,500	15,621,906
Series 2019-3A, Class B1, (LIBOR USD 3
Month + 2.05%), 3.88%, 04/15/32		4,000	3,980,952
LCM 26 Ltd., Series 26A, Class A1, (LIBOR
USD 3 Month + 1.07%), 2.89%, 01/20/31(a)(b)		5,000	4,985,561
LCM Loan Income Fund I Income Note Issuer
Ltd., Series 27A, Class A1, (LIBOR USD 3
Month + 1.08%), 2.92%, 07/16/31(a)(b)		4,080	4,074,820
LCM XX LP, Series 20A, Class AR, (LIBOR
USD 3 Month + 1.04%), 2.86%, 10/20/27(a)(b)		1,400	1,400,745
LCM XXIV Ltd., Series 24A, Class A, (LIBOR
USD 3 Month + 1.31%), 3.13%, 03/20/30(a)(b)		1,500	1,499,380
LCM XXV Ltd., Series 25A, Class B2, (LIBOR
USD 3 Month + 1.65%), 3.47%, 07/20/30(a)(b)		350	347,050
Long Beach Mortgage Loan Trust(a):
Series 2005-3, Class 1A, (LIBOR USD 1
Month + 0.52%), 2.18%, 08/25/45		2,502	2,453,502
Series 2006-4, Class 1A, (LIBOR USD 1
Month + 0.15%), 1.81%, 05/25/36		29,565	20,068,910
Series 2006-6, Class 2A3, (LIBOR USD 1
Month + 0.15%), 1.81%, 07/25/36		7,035	3,527,600
Series 2006-7, Class 1A, (LIBOR USD 1
Month + 0.16%), 1.82%, 08/25/36		8,415	5,410,880
Series 2006-10, Class 2A3, (LIBOR USD 1
Month + 0.16%), 1.82%, 11/25/36		4,570	2,150,565
Series 2006-10, Class 2A4, (LIBOR USD 1
Month + 0.22%), 1.88%, 11/25/36		4,384	2,090,735

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Series 2006-WL3, Class 2A4, (LIBOR USD
1 Month + 0.30%), 1.96%, 01/25/36	USD	2,181	$2,061,237
Madison Park Funding XII Ltd., Series 2014-
12A, Class AR, (LIBOR USD 3 Month +
1.26%), 3.08%, 07/20/26(a)(b)		264	264,100
Madison Park Funding XV Ltd., Series 2014-
15A, Class B1R, (LIBOR USD 3 Month +
2.20%), 3.99%, 01/27/26(a)(b)		1,450	1,450,568
Madison Park Funding XVIII Ltd., Series 2015-
18A, Class A1R, (LIBOR USD 3 Month +
1.19%), 3.01%, 10/21/30(a)(b)		12,250	12,247,100
Madison Park Funding XX Ltd., Series 2016-
20A, Class DR, (LIBOR USD 3 Month +
3.00%), 4.79%, 07/27/30(a)(b)		1,315	1,299,661
Madison Park Funding XXII Ltd., Series
2016-22A, Class C, (LIBOR USD 3 Month +
2.40%), 4.19%, 10/25/29(a)(b)		3,500	3,498,990
Madison Park Funding XXV Ltd., Series 2017-
25A, Class A1, (LIBOR USD 3 Month +
1.18%), 2.97%, 04/25/29(a)(b)		2,500	2,508,094
Madison Park Funding XXVI Ltd., Series 2017-
26A, Class AR, (LIBOR USD 3 Month +
1.20%), 2.97%, 07/29/30(a)(b)		3,500	3,491,024
Madison Park Funding XXVII Ltd., Series
2018-27A, Class C, (LIBOR USD 3 Month +
2.60%), 4.42%, 04/20/30(a)(b)		1,000	984,462
Madison Park Funding XXX Ltd., Series
2018-30A, Class D, (LIBOR USD 3 Month +
2.50%), 4.33%, 04/15/29(a)(b)		1,500	1,473,797
Madison Park Funding XXXI Ltd.(a)(b):
Series 2018-31A, Class C, (LIBOR USD 3
Month + 2.15%), 3.96%, 01/23/31		600	592,534
Series 2018-31A, Class D, (LIBOR USD 3
Month + 3.00%), 4.81%, 01/23/31		750	750,548
Marble Point CLO XI Ltd., Series 2017-2A,
Class B, (LIBOR USD 3 Month + 1.50%),
3.32%, 12/18/30(a)(b)		1,500	1,464,309
Mariner CLO 5 Ltd., Series 2018-5A, Class
A, (LIBOR USD 3 Month + 1.11%), 2.90%,
04/25/31(a)(b)		1,550	1,544,118
Mariner CLO 7 Ltd.(a)(b):
Series 2019-1A, Class A, (LIBOR USD 3
Month + 1.50%), 3.27%, 04/30/32		5,000	4,994,493
Series 2019-1A, Class B, (LIBOR USD 3
Month + 2.00%), 3.77%, 04/30/32		5,000	4,973,952
Mastr Asset-Backed Securities Trust, Series
2006-AM2, Class A4, (LIBOR USD 1 Month
+ 0.26%), 1.92%, 06/25/36(a)(b)		3,127	2,784,241
Mercedes-Benz Master Owner Trust, Series
2018-BA, Class A, (LIBOR USD 1 Month +
0.34%), 2.02%, 05/15/23(a)(b)		2,000	2,003,363
Mill City Mortgage Loan Trust, Series 2016-1,
Class A1, (LIBOR USD 1 Month + 0.00%),
2.50%, 04/25/57(a)(b)		1,239	1,242,092
Morgan Stanley Mortgage Loan Trust, Series
2007-1XS, Class 2A3, 5.92%, 09/25/46(e)		720	305,421
MP CLO III Ltd., Series 2013-1A, Class AR,
(LIBOR USD 3 Month + 1.25%), 3.07%,
10/20/30(a)(b)		6,250	6,236,964
Navient Private Education Loan Trust, Series
2015-AA, Class A2B, (LIBOR USD 1 Month
+ 1.20%), 2.88%, 12/15/28(a)(b)		882	890,916
Navient Private Education Refi Loan Trust,
Series 2019-EA, Class A2B, (LIBOR USD 1
Month + 0.92%), 2.60%, 05/15/68(a)(b)		2,180	2,166,255

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Neuberger Berman CLO XIV Ltd., Series
2013-14A, Class DR, (LIBOR USD 3 Month
+ 3.65%), 5.45%, 01/28/30(a)(b)	USD	1,000	$1,000,114
Neuberger Berman CLO XVII Ltd., Series
2014-17A, Class DR, (LIBOR USD 3 Month
+ 3.65%), 5.45%, 04/22/29(a)(b)		750	713,577
Neuberger Berman CLO XVIII Ltd.(a)(b):
Series 2014-18A, Class BR2, (LIBOR USD 3
Month + 2.15%), 3.97%, 10/21/30		1,500	1,475,410
Series 2014-18A, Class CR2, (LIBOR USD 3
Month + 3.00%), 4.82%, 10/21/30		1,250	1,243,113
Neuberger Berman CLO XXII Ltd.(a)(b):
Series 2016-22A, Class BR, (LIBOR USD 3
Month + 1.65%), 3.49%, 10/17/30		800	793,178
Series 2016-22A, Class CR, (LIBOR USD 3
Month + 2.20%), 4.04%, 10/17/30		1,000	981,393
Neuberger Berman CLO XXIII Ltd.(a)(b):
Series 2016-23A, Class CR, (LIBOR USD 3
Month + 2.15%), 3.99%, 10/17/27		700	691,720
Series 2016-23A, Class DR, (LIBOR USD 3
Month + 2.90%), 4.74%, 10/17/27		600	573,635
Neuberger Berman Loan Advisers CLO Ltd.(a)(b):
Series 2017-26A, Class A, (LIBOR USD 3
Month + 1.17%), 2.99%, 10/18/30		14,850	14,844,145
Series 2017-26A, Class B, (LIBOR USD 3
Month + 1.50%), 3.32%, 10/18/30		1,500	1,480,460
Series 2018-27A, Class D, (LIBOR USD 3
Month + 2.60%), 4.43%, 01/15/30		1,000	937,663
Newark BSL CLO 1 Ltd., Series 2016-1A, Class
A2, (LIBOR USD 3 Month + 2.20%), 3.99%,
12/21/29(a)(b)		4,000	3,997,938
Nissan Auto Receivables Owner Trust, Series
2018-C, Class A4, 3.27%, 06/16/25		2,000	2,085,758
Nissan Master Owner Trust Receivables, Series
2017-C, Class A, (LIBOR USD 1 Month +
0.32%), 2.00%, 10/17/22(a)		1,960	1,961,751
Oak Hill Credit Partners X-R Ltd.(a)(b):
Series 2014-10RA, Class B, (LIBOR USD 3
Month + 1.75%), 3.58%, 12/12/30		2,150	2,135,771
Series 2014-10RA, Class C, (LIBOR USD 3
Month + 2.20%), 4.03%, 12/12/30		1,300	1,275,728
Oakwood Mortgage Investors, Inc.:
Series 1998-D, Class M1, 7.42%, 01/15/29(b)		985	1,008,642
Series 1999-C, Class A2, 7.48%, 08/15/27.		4,429	4,238,632
Series 2001-D, Class A3, 5.90%, 09/15/22(c)		439	330,007
Series 2002-B, Class A4, 7.09%, 06/15/32(c)		70	74,952
OCP CLO Ltd.(a)(b):
Series 2013-4A, Class CR, (LIBOR USD 3
Month + 3.96%), 5.76%, 04/24/29		1,250	1,249,760
Series 2014-5A, Class CR, (LIBOR USD 3
Month + 2.90%), 4.69%, 04/26/31		1,100	1,052,939
Series 2014-6A, Class A1R, (LIBOR USD 3
Month + 1.26%), 3.10%, 10/17/30		12,000	12,037,052
Series 2014-6A, Class A2R, (LIBOR USD 3
Month + 1.72%), 3.56%, 10/17/30		7,500	7,416,491
Series 2014-6A, Class BR, (LIBOR USD 3
Month + 2.15%), 3.99%, 10/17/30		2,700	2,616,375
Series 2014-7A, Class B1RR, (LIBOR USD
3 Month + 2.25%), 4.07%, 07/20/29		2,000	1,984,814
Series 2015-8A, Class CR, (LIBOR USD 3
Month + 2.80%), 4.64%, 04/17/27		3,000	2,999,562
Series 2015-9A, Class CR, (LIBOR USD 3
Month + 2.70%), 4.53%, 07/15/27		2,000	1,999,695
Series 2015-10A, Class CR, (LIBOR USD 3
Month + 2.60%), 4.39%, 10/26/27		1,000	999,741

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Series 2016-11A, Class A1AR, (LIBOR USD
3 Month + 1.27%), 3.06%, 10/26/30	USD	1,000	$1,000,379
Series 2016-12A, Class A2R, (LIBOR USD 3
Month + 1.60%), 3.42%, 10/18/28		5,000	4,963,873
Series 2016-12A, Class CR, (LIBOR USD 3
Month + 3.00%), 4.82%, 10/18/28		1,000	964,569
Series 2017-13A, Class A1A, (LIBOR USD 3
Month + 1.26%), 3.09%, 07/15/30		2,000	2,000,615
Series 2019-17A, Class A1, (LIBOR USD 3
Month + 1.33%), 3.15%, 07/20/32		6,500	6,504,576
Series 2019-17A, Class C1, (LIBOR USD 3
Month + 2.55%), 4.37%, 07/20/32		2,500	2,490,458
Series 2019-17A, Class D, (LIBOR USD 3
Month + 3.95%), 5.77%, 07/20/32		1,500	1,509,479
OCP Euro CLO DAC(a):
Series 2017-2X, Class E, (EURIBOR 3
Month + 5.00%), 5.00%, 01/15/32	EUR	298	328,155
Series 2017-2X, Class F, (EURIBOR 3
Month + 6.40%), 6.40%, 01/15/32		200	211,014
Series 2019-3X, Class E, (EURIBOR 3
Month + 5.75%), 5.75%, 04/20/30		400	445,342
Octagon Investment Partners 26 Ltd.(a):
Series 2016-1, Class AR, (LIBOR USD 3
Month + 0.00%), 4.68%, 04/20/31	USD	1,250	1,209,158
Series 2016-1A, Class BR, (LIBOR USD 3
Month + 1.60%), 3.43%, 07/15/30(b)		6,000	5,942,009
Octagon Investment Partners 27 Ltd., Series
2016-1A, Class CR, (LIBOR USD 3 Month +
2.10%), 3.93%, 07/15/30(a)(b)		1,500	1,469,409
Octagon Investment Partners 28 Ltd., Series
2016-1A, Class C1R, (LIBOR USD 3 Month
+ 2.25%), 4.05%, 10/24/30(a)(b)		4,000	3,941,653
Octagon Investment Partners 30 Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3
Month + 1.32%), 3.14%, 03/17/30		2,625	2,624,549
Series 2017-1A, Class C, (LIBOR USD 3
Month + 3.50%), 5.32%, 03/17/30		750	750,771
Octagon Investment Partners 31 LLC, Series
2017-1A, Class D, (LIBOR USD 3 Month +
3.70%), 5.52%, 07/20/30(a)(b)		1,250	1,249,896
Octagon Investment Partners 32 Ltd., Series
2017-1A, Class C, (LIBOR USD 3 Month +
2.25%), 4.08%, 07/15/29(a)(b)		1,000	996,841
Octagon Investment Partners 34 Ltd., Series
2017-1A, Class B1, (LIBOR USD 3 Month +
1.40%), 3.22%, 01/20/30(a)(b)		2,000	1,962,413
Octagon Investment Partners 35 Ltd., Series
2018-1A, Class C, (LIBOR USD 3 Month +
2.60%), 4.42%, 01/20/31(a)(b)		1,000	949,151
Octagon Investment Partners 37 Ltd., Series
2018-2A, Class B, (LIBOR USD 3 Month +
1.75%), 3.54%, 07/25/30(a)(b)		5,250	5,066,475
Octagon Investment Partners XIV Ltd., Series
2012-1A, Class A1AR, (LIBOR USD 3 Month
+ 1.17%), 3.00%, 07/15/29(a)(b)		2,200	2,198,205
Octagon Investment Partners XVII Ltd., Series
2013-1A, Class A1R2, (LIBOR USD 3 Month
+ 1.00%), 2.79%, 01/25/31(a)(b)		2,000	1,993,190
Octagon Loan Funding Ltd.(a)(b):
Series 2014-1A, Class ARR, (LIBOR USD 3
Month + 1.18%), 3.08%, 11/18/31		23,212	23,029,639
Series 2014-1A, Class BRR, (LIBOR USD 3
Month + 1.70%), 3.60%, 11/18/31		1,500	1,494,431
OHA Credit Funding 3 Ltd.(a)(b):
Series 2019-3A, Class A1, (LIBOR USD 3
Month + 1.32%), 3.14%, 07/20/32		8,000	8,044,607

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Series 2019-3A, Class D, (LIBOR USD 3
Month + 3.55%), 5.37%, 07/20/32	USD	1,250	$1,252,694
OHA Credit Funding 4 Ltd.(a)(b):
Series 2019-4A, Class A1, (LIBOR USD 3
Month + 1.33%), 3.27%, 10/22/32		11,500	11,506,152
Series 2019-4A, Class C, (LIBOR USD 3
Month + 2.65%), 4.59%, 10/22/32		2,000	2,037,166
Series 2019-4A, Class D, (LIBOR USD 3
Month + 3.75%), 5.69%, 10/22/32		2,000	2,007,970
OHA Credit Partners XI Ltd., Series 2015-11A,
Class DR, (LIBOR USD 3 Month + 2.95%),
4.77%, 01/20/32(a)(b)		400	380,306
OHA Credit Partners XII Ltd., Series 2015-12A,
Class DR, (LIBOR USD 3 Month + 2.90%),
4.71%, 07/23/30(a)(b)		1,000	989,366
OHA Credit Partners XIV Ltd.(a)(b):
Series 2017-14A, Class B, (LIBOR USD 3
Month + 1.50%), 3.32%, 01/21/30		1,000	980,231
Series 2017-14A, Class C, (LIBOR USD 3
Month + 1.80%), 3.62%, 01/21/30		2,000	1,962,771
OHA Loan Funding Ltd., Series 2015-1A, Class
A1R2, (LIBOR USD 3 Month + 1.34%),
3.19%, 11/15/32(a)(b)		23,875	23,860,895
OZLM Funding IV Ltd., Series 2013-4A, Class
BR, (LIBOR USD 3 Month + 2.20%), 4.00%,
10/22/30(a)(b)		1,500	1,457,001
OZLM VI Ltd.(a)(b):
Series 2014-6A, Class A2AS, (LIBOR USD 3
Month + 1.75%), 3.59%, 04/17/31		1,400	1,401,480
Series 2014-6A, Class B1S, (LIBOR USD 3
Month + 2.10%), 3.94%, 04/17/31		1,000	993,495
Series 2014-6A, Class CS, (LIBOR USD 3
Month + 3.13%), 4.97%, 04/17/31		1,200	1,174,697
OZLM XI Ltd., Series 2015-11A, Class A1R,
(LIBOR USD 3 Month + 1.25%), 3.02%,
10/30/30(a)(b)		8,750	8,737,264
OZLM XIV Ltd., Series 2015-14A, Class A1AR,
(LIBOR USD 3 Month + 1.16%), 2.99%,
01/15/29(a)(b)		7,000	6,996,931
OZLM XIX Ltd.(a)(b):
Series 2017-19A, Class A1, (LIBOR USD 3
Month + 1.22%), 3.05%, 11/22/30		10,000	9,956,952
Series 2017-19A, Class C, (LIBOR USD 3
Month + 3.10%), 4.93%, 11/22/30		1,000	987,599
OZLME BV, Series 1X, Class ER, (EURIBOR 3
Month + 5.90%), 5.90%, 01/18/30(a)	EUR	238	266,942
OZLME II DAC, Series 2X, Class E, (EURIBOR
3 Month + 4.90%), 4.90%, 10/15/30(a)		148	153,970
Palmer Square CLO Ltd.(a)(b):
Series 2013-2A, Class A2RR, (LIBOR USD
3 Month + 1.75%), 3.59%, 10/17/31	USD	1,350	1,342,185
Series 2013-2A, Class AARR, (LIBOR USD
3 Month + 1.20%), 3.04%, 10/17/31		500	495,936
Series 2013-2A, Class BRR, (LIBOR USD 3
Month + 2.20%), 4.04%, 10/17/31		1,300	1,278,588
Series 2013-2A, Class CRR, (LIBOR USD 3
Month + 3.20%), 5.04%, 10/17/31		1,800	1,798,815
Series 2014-1A, Class CR2, (LIBOR USD 3
Month + 2.65%), 4.49%, 01/17/31		500	480,165
Series 2015-1A, Class BR2, (LIBOR USD 3
Month + 2.25%), 4.14%, 05/21/29		1,000	998,088
Series 2015-1A, Class CR2, (LIBOR USD 3
Month + 3.15%), 5.04%, 05/21/29		4,100	4,099,872
Series 2015-2A, Class A1AR, (LIBOR USD 3
Month + 1.27%), 3.10%, 07/20/30		2,000	2,002,453

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Series 2015-2A, Class A1R2, (LIBOR USD 3
Month + 1.10%), 2.79%, 07/20/30	USD	8,000	$8,000,000
Series 2015-2A, Class CR2, (LIBOR USD 3
Month + 2.75%), 4.44%, 07/20/30		1,400	1,400,000
Series 2018-1A, Class A1, (LIBOR USD 3
Month + 1.03%), 2.85%, 04/18/31		12,500	12,442,309
Series 2018-1A, Class A2, (LIBOR USD 3
Month + 1.45%), 3.27%, 04/18/31		10,000	9,786,202
Series 2018-1A, Class B, (LIBOR USD 3
Month + 1.75%), 3.57%, 04/18/31		1,000	976,692
Series 2018-2A, Class A1A, (LIBOR USD 3
Month + 1.10%), 2.94%, 07/16/31		8,000	8,003,017
Series 2018-2A, Class A2, (LIBOR USD 3
Month + 1.65%), 3.49%, 07/16/31		1,000	1,000,073
Series 2019-1A, Class A1, (LIBOR USD 3
Month + 1.34%), 3.27%, 11/14/32		7,000	7,002,773
Series 2019-1A, Class A2, (LIBOR USD 3
Month + 1.85%), 3.78%, 11/14/32		7,000	6,991,040
Series 2019-1A, Class B, (LIBOR USD 3
Month + 2.65%), 4.58%, 11/14/32		2,500	2,529,829
Series 2019-1A, Class C, (LIBOR USD 3
Month + 3.75%), 5.68%, 11/14/32		1,500	1,506,089
Palmer Square Credit Funding Ltd., Series
2019-1A, Class A2, (LIBOR USD 3 Month +
1.65%), 3.47%, 04/20/27(a)(b)		7,500	7,481,408
Palmer Square Loan Funding Ltd.(a)(b):
Series 2019-1A, Class C, (LIBOR USD 3
Month + 3.15%), 4.97%, 04/20/27		5,000	4,978,234
Series 2019-2A, Class B, (LIBOR USD 3
Month + 2.25%), 4.07%, 04/20/27		1,000	999,548
Series 2019-3A, Class A2, (LIBOR USD 3
Month + 1.60%), 3.50%, 08/20/27		2,500	2,506,527
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2016-1A, Class A2R, (LIBOR USD 3
Month + 1.80%), 3.71%, 08/23/31		2,600	2,569,167
Series 2018-1A, Class A1A, (LIBOR USD 3
Month + 1.28%), 3.10%, 10/20/31		2,000	1,996,446
Series 2019-1A, Class C, (LIBOR USD 3
Month + 3.85%), 5.76%, 05/15/32		2,500	2,510,805
PFS Financing Corp., Series 2018-D, Class A,
3.19%, 04/17/23(b)		3,000	3,048,793
Pretium Mortgage Credit Partners I LLC, Series
2019-NPL2, Class A1, 3.84%, 12/25/58(b)(e)		9,876	9,913,602
Progress Residential Trust(b):
Series 2015-SFR3, Class F, 6.64%, 11/12/32		1,625	1,624,617
Series 2018-SFR3, Class F, 5.37%,
10/17/35		30,710	31,930,802
Series 2019-SFR2, Class E, 4.14%,
05/17/36		13,495	13,869,696
Series 2019-SFR2, Class F, 4.84%,
05/17/36		5,580	5,776,022
Series 2019-SFR3, Class E, 3.37%,
09/17/36		10,000	10,097,831
Series 2019-SFR3, Class F, 3.87%,
09/17/36		3,000	3,060,749
Series 2019-SFR4, Class E, 3.44%,
10/17/36		12,500	12,687,220
Providus CLO III DAC, Series 3X, Class E,
(EURIBOR 3 Month + 5.78%), 5.78%,
07/20/32(a)	EUR	350	378,940
Race Point IX CLO Ltd., Series 2015-9A, Class
A1AR, (LIBOR USD 3 Month + 1.21%),
3.04%, 10/15/30(a)(b)	USD	12,500	12,492,341
Regata XII Funding Ltd.(a)(b):
Series 2019-1A, Class A1, (LIBOR USD 3
Month + 1.32%), 3.32%, 10/15/32		21,000	21,006,850

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Series 2019-1A, Class D, (LIBOR USD 3
Month + 3.75%), 5.75%, 10/15/32	USD	1,000	$1,003,932
Regatta Funding LP(a)(b):
Series 2013-2A, Class A1R2, (LIBOR USD 3
Month + 1.25%), 3.08%, 01/15/29		6,075	6,081,703
Series 2013-2A, Class A2R2, (LIBOR USD 3
Month + 1.85%), 3.68%, 01/15/29		2,500	2,496,801
Series 2013-2A, Class BR2, (LIBOR USD 3
Month + 2.70%), 4.53%, 01/15/29		5,000	5,003,851
Series 2013-2A, Class CR2, (LIBOR USD 3
Month + 3.70%), 5.53%, 01/15/29		4,500	4,488,274
Regatta IX Funding Ltd.(a)(b):
Series 2017-1A, Class B, (LIBOR USD 3
Month + 1.80%), 3.64%, 04/17/30		10,000	9,940,451
Series 2017-1A, Class C, (LIBOR USD 3
Month + 2.45%), 4.29%, 04/17/30		1,000	991,507
Series 2017-1A, Class D, (LIBOR USD 3
Month + 3.90%), 5.74%, 04/17/30		750	747,783
Regatta VI Funding Ltd., Series 2016-1A, Class
CR, (LIBOR USD 3 Month + 2.05%), 3.87%,
07/20/28(a)(b)		1,000	989,950
Regatta VII Funding Ltd.(a)(b):
Series 2016-1A, Class CR, (LIBOR USD 3
Month + 2.00%), 3.91%, 12/20/28		750	742,585
Series 2016-1A, Class DR, (LIBOR USD 3
Month + 2.75%), 4.66%, 12/20/28		1,000	953,824
Regatta VIII Funding Ltd., Series 2017-1A,
Class A, (LIBOR USD 3 Month + 1.25%),
3.09%, 10/17/30(a)(b)		3,500	3,493,082
Regatta X Funding Ltd., Series 2017-3A, Class
C, (LIBOR USD 3 Month + 1.80%), 3.64%,
01/17/31(a)(b)		1,500	1,483,799
Regatta XIII Funding Ltd., Series 2018-2A,
Class B, (LIBOR USD 3 Month + 2.10%),
3.93%, 07/15/31(a)(b)		1,250	1,223,526
Regatta XV Funding Ltd., Series 2018-4A,
Class C, (LIBOR USD 3 Month + 3.30%),
5.09%, 10/25/31(a)(b)		1,000	1,001,828
Regatta XVI Funding Ltd.(a)(b):
Series 2019-2A, Class B, (LIBOR USD 3
Month + 2.05%), 3.95%, 01/15/33		6,700	6,700,334
Series 2019-2A, Class C, (LIBOR USD 3
Month + 2.70%), 4.60%, 01/15/33		1,000	1,000,544
Series 2019-2A, Class D, (LIBOR USD 3
Month + 3.90%), 5.80%, 01/15/33		1,000	1,000,615
Rockford Tower CLO Ltd.(a)(b):
Series 2017-2A, Class C, (LIBOR USD 3
Month + 2.30%), 4.13%, 10/15/29		1,000	994,153
Series 2017-3A, Class A, (LIBOR USD 3
Month + 1.19%), 3.01%, 10/20/30		17,000	16,997,719
Series 2018-1A, Class A, (LIBOR USD 3
Month + 1.10%), 3.00%, 05/20/31		7,000	6,996,583
Series 2018-1A, Class B, (LIBOR USD 3
Month + 1.72%), 3.62%, 05/20/31		1,000	997,554
Series 2018-2A, Class A, (LIBOR USD 3
Month + 1.16%), 2.98%, 10/20/31		3,500	3,490,074
Series 2018-2A, Class B, (LIBOR USD 3
Month + 1.80%), 3.62%, 10/20/31		1,125	1,127,993
Series 2018-2A, Class C, (LIBOR USD 3
Month + 2.20%), 4.02%, 10/20/31		700	688,461
Series 2018-2A, Class D, (LIBOR USD 3
Month + 3.10%), 4.92%, 10/20/31		600	589,455
Series 2019-1A, Class A2, (LIBOR USD 3
Month + 1.75%), 3.57%, 04/20/32		3,000	3,006,962
Series 2019-1A, Class B1, (LIBOR USD 3
Month + 2.05%), 3.87%, 04/20/32		3,000	2,983,670

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Series 2019-1A, Class C, (LIBOR USD 3
Month + 2.75%), 4.57%, 04/20/32	USD	1,000	$992,454
Series 2019-1A, Class D, (LIBOR USD 3
Month + 3.85%), 5.67%, 04/20/32		2,000	2,008,197
Series 2019-2A, Class A, (LIBOR USD 3
Month + 1.33%), 3.57%, 08/20/32		3,000	3,002,294
Series 2019-2A, Class C, (LIBOR USD 3
Month + 2.50%), 4.74%, 08/20/32		1,000	1,000,683
Rockford Tower Europe CLO DAC, Series
2018-1X, Class E, (EURIBOR 3 Month +
5.36%), 5.36%, 12/20/31(a)	EUR	300	322,969
RR 3 Ltd., Series 2018-3A, Class A1R2,
(LIBOR USD 3 Month + 1.09%), 2.92%,
01/15/30(a)(b)	USD	4,500	4,464,109
RR 5 Ltd.(a)(b):
Series 2018-5A, Class B, (LIBOR USD 3
Month + 2.25%), 4.08%, 10/15/31		1,250	1,246,077
Series 2018-5A, Class C, (LIBOR USD 3
Month + 3.10%), 4.93%, 10/15/31		1,200	1,172,749
RR 6 Ltd., Series 2019-6A, Class A1A, (LIBOR
USD 3 Month + 1.25%), 3.08%, 04/15/30(a)(b)		20,500	20,438,676
RR 7 Ltd., Series 2019-7A, Class A1A, (LIBOR
USD 3 Month + 1.35%), 3.18%, 01/15/33(a)(b)
(d)		3,700	3,700,000
RRE 1 Loan Management DAC, Series 1X,
Class E, (EURIBOR 3 Month + 5.95%),
5.95%, 04/15/32(a)	EUR	1,050	1,153,991
SMB Private Education Loan Trust(b):
Series 2014-A, Class A2A, 3.05%, 05/15/26	USD	699	703,944
Series 2016-A, Class A2A, 2.70%, 05/15/31		566	572,699
Series 2016-B, Class A2A, 2.43%, 02/17/32		657	661,588
Series 2016-C, Class A2A, 2.34%, 09/15/34		1,392	1,404,177
Series 2018-B, Class A2B, (LIBOR USD 1
Month + 0.72%), 2.40%, 01/15/37(a)		770	767,622
Series 2018-C, Class A2B, (LIBOR USD 1
Month + 0.75%), 2.43%, 11/15/35(a)		1,000	1,001,242
Series 2019-A, Class A2A, 3.44%, 07/15/36		430	445,158
SoFi Professional Loan Program LLC(b):
Series 2015-D, Class A2, 2.72%, 10/27/36.		626	630,173
Series 2016-A, Class A1, (LIBOR USD 1
Month + 1.75%), 3.41%, 08/25/36(a)		770	780,406
Series 2016-C, Class A2B, 2.36%, 12/27/32		253	255,095
Series 2016-D, Class A2B, 2.34%, 04/25/33		366	368,084
Series 2017-F, Class A2FX, 2.84%, 01/25/41		2,250	2,292,640
Series 2018-A, Class A2B, 2.95%, 02/25/42		1,900	1,944,205
SoFi Professional Loan Program Trust(b):
Series 2018-C, Class A2FX, 3.59%,
01/25/48		383	401,264
Series 2018-D, Class A2FX, 3.60%,
02/25/48		377	391,824
Sound Point CLO II Ltd., Series 2013-1A,
Class A1R, (LIBOR USD 3 Month + 1.07%),
2.86%, 01/26/31(a)(b)		3,400	3,379,029
Sound Point CLO XXI Ltd., Series 2018-3A,
Class A1A, (LIBOR USD 3 Month + 1.18%),
2.97%, 10/26/31(a)(b)		6,600	6,523,794
Sound Point CLO XXII Ltd., Series 2019-1A,
Class A, (LIBOR USD 3 Month + 1.37%),
3.19%, 01/20/32(a)(b)		4,000	4,002,568
Sounds Point CLO IV-R Ltd., Series 2013-3RA,
Class A, (LIBOR USD 3 Month + 1.15%),
2.97%, 04/18/31(a)(b)		6,000	5,946,753
Stewart Park CLO Ltd., Series 2015-1A, Class
DR, (LIBOR USD 3 Month + 2.60%), 4.43%,
01/15/30(a)(b)		1,700	1,602,894

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Symphony CLO XVIII Ltd., Series 2016-18A,
Class D, (LIBOR USD 3 Month + 4.00%),
5.81%, 01/23/28(a)(b)	USD	1,000	$999,826
THL Credit Wind River CLO Ltd., Series 2017-
2A, Class A, (LIBOR USD 3 Month + 1.23%),
3.05%, 07/20/30(a)(b)		10,000	10,005,517
TIAA CLO III Ltd., Series 2017-2A, Class A,
(LIBOR USD 3 Month + 1.15%), 2.99%,
01/16/31(a)(b)		10,000	9,936,982
TIAA CLO IV Ltd., Series 2018-1A, Class A2,
(LIBOR USD 3 Month + 1.70%), 3.52%,
01/20/32(a)(b)		1,000	999,966
TICP CLO IX Ltd.(a)(b):
Series 2017-9A, Class A, (LIBOR USD 3
Month + 1.14%), 2.96%, 01/20/31		4,750	4,755,811
Series 2017-9A, Class B, (LIBOR USD 3
Month + 1.60%), 3.42%, 01/20/31		1,000	992,781
TICP CLO VI Ltd.(a)(b):
Series 2016-6A, Class AR, (LIBOR USD 3
Month + 1.20%), 3.03%, 01/15/29		20,900	20,944,530
Series 2016-6A, Class CR, (LIBOR USD 3
Month + 2.30%), 4.13%, 01/15/29		500	496,607
TICP CLO VII Ltd., Series 2017-7A, Class C,
(LIBOR USD 3 Month + 2.60%), 4.43%,
07/15/29(a)(b)		1,750	1,755,380
TICP CLO VIII Ltd.(a)(b):
Series 2017-8A, Class A2, (LIBOR USD 3
Month + 1.65%), 3.47%, 10/20/30		5,000	4,947,632
Series 2017-8A, Class C, (LIBOR USD 3
Month + 3.10%), 4.92%, 10/20/30		1,000	989,030
TICP CLO XI Ltd.(a)(b):
Series 2018-11A, Class A, (LIBOR USD 3
Month + 1.18%), 3.00%, 10/20/31		17,000	17,028,864
Series 2018-11A, Class C, (LIBOR USD 3
Month + 2.15%), 3.97%, 10/20/31		3,500	3,427,475
Series 2018-11A, Class D, (LIBOR USD 3
Month + 3.05%), 4.87%, 10/20/31		1,100	1,083,043
TICP CLO XII Ltd.(a)(b):
Series 2018-12A, Class A, (LIBOR USD 3
Month + 1.11%), 2.94%, 01/15/31		7,800	7,798,932
Series 2018-12A, Class C, (LIBOR USD 3
Month + 2.00%), 3.83%, 01/15/31		500	489,540
Series 2018-12A, Class D, (LIBOR USD 3
Month + 2.80%), 4.63%, 01/15/31		1,000	968,501
TICP CLO XIII Ltd.(a)(b):
Series 2019-13A, Class B, (LIBOR USD 3
Month + 1.85%), 3.68%, 07/15/32		2,250	2,251,761
Series 2019-13A, Class C, (LIBOR USD 3
Month + 2.50%), 4.33%, 07/15/32		1,000	1,003,395
Series 2019-13A, Class D, (LIBOR USD 3
Month + 3.45%), 5.28%, 07/15/32		1,000	1,000,648
TICP CLO XIV Ltd.(a)(b):
Series 2019-14A, Class A1A, (LIBOR USD 3
Month + 1.34%), 3.46%, 10/20/32		7,000	7,013,886
Series 2019-14A, Class B, (LIBOR USD 3
Month + 2.70%), 4.82%, 10/20/32		3,250	3,239,240
Towd Point Mortgage Trust(b)(c):
Series 2016-3, Class A1, 2.25%, 04/25/56 .		813	814,434
Series 2016-4, Class A1, 2.25%, 07/25/56 .		1,646	1,645,667
Toyota Auto Receivables Owner Trust:
Series 2017-C, Class A4, 1.98%, 12/15/22.		2,000	2,008,514
Series 2017-D, Class A4, 2.12%, 02/15/23.		1,250	1,259,013
Series 2018-B, Class A3, 2.96%, 09/15/22 .		3,000	3,034,731
Series 2018-C, Class A3, 3.02%, 12/15/22.		3,000	3,048,506

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Asset-Backed Securities (continued)
Treman Park CLO Ltd., Series 2015-1A, Class
DRR, (LIBOR USD 3 Month + 2.65%),
4.47%, 10/20/28(a)(b)	USD	1,000	$977,850
Tricon American Homes Trust(b):
Series 2017-SFR1, Class D, 3.41%,
09/17/34		3,035	3,074,338
Series 2017-SFR2, Class F, 5.10%,
01/17/36		7,938	8,317,132
Series 2019-SFR1, Class E, 3.40%,
03/17/38		7,000	7,095,944
Verizon Owner Trust, Series 2020-A, Class
A1A, 1.85%, 07/22/24		690	693,773
Voya CLO Ltd.(a)(b):
Series 2014-1A, Class BR2, (LIBOR USD 3
Month + 1.90%), 3.72%, 04/18/31		1,000	954,327
Series 2014-4A, Class BR2, (LIBOR USD 3
Month + 2.09%), 3.93%, 07/14/31		500	494,217
Series 2017-3A, Class C, (LIBOR USD 3
Month + 3.55%), 5.37%, 07/20/30		900	900,939
Series 2018-1A, Class C, (LIBOR USD 3
Month + 2.60%), 4.42%, 04/19/31		2,000	1,899,373
Series 2018-3A, Class A1A, (LIBOR USD 3
Month + 1.15%), 2.98%, 10/15/31		3,300	3,298,008
Wachovia Asset Securitization Issuance II LLC
Trust, Series 2007-HE1, Class A, (LIBOR
USD 1 Month + 0.14%), 1.80%, 07/25/37(a)(b)		3,068	2,829,677
Washington Mutual Asset-Backed
CertificatesTrust, Series 2006-HE5, Class
1A, (LIBOR USD 1 Month + 0.16%), 1.82%,
10/25/36(a)		18,658	15,269,196
Webster Park CLO Ltd., Series 2015-1A, Class
A1BR, (LIBOR USD 3 Month + 1.35%),
3.17%, 07/20/30(a)(b)		3,800	3,726,132
York CLO 1 Ltd.(a)(b):
Series 2014-1A, Class ARR, (LIBOR USD 3
Month + 1.12%), 2.92%, 10/22/29		9,800	9,747,578
Series 2014-1A, Class BRR, (LIBOR USD 3
Month + 1.65%), 3.45%, 10/22/29		2,100	2,074,743
Series 2014-1A, Class CRR, (LIBOR USD 3
Month + 2.10%), 3.90%, 10/22/29		1,800	1,759,199
Series 2014-1A, Class DRR, (LIBOR USD 3
Month + 3.01%), 4.81%, 10/22/29		2,800	2,765,925
York CLO-2 Ltd.(a)(b):
Series 2015-1A, Class AR, (LIBOR USD 3
Month + 1.15%), 2.95%, 01/22/31		17,600	17,592,096
Series 2015-1A, Class BR, (LIBOR USD 3
Month + 1.45%), 3.25%, 01/22/31		1,000	982,006
York CLO-3 Ltd., Series 2016-1A, Class DR,
(LIBOR USD 3 Month + 3.60%), 5.42%,
10/20/29(a)(b)		2,000	2,004,117
York CLO-4 Ltd., Series 2016-2A, Class D,
(LIBOR USD 3 Month + 4.10%), 5.92%,
01/20/30(a)(b)		1,750	1,747,736
Total Asset-Backed Securities — 10.7%
(Cost: $1,900,150,701)			1,902,084,375
		Shares

Common Stocks — 17.7%
Aerospace & Defense — 0.2%
Arconic, Inc		4,186	125,371
BAE Systems plc		1,261,802	10,489,311
Boeing Co. (The)		5,792	1,843,420
General Dynamics Corp		2,560	449,126

Security	Shares	Value

Aerospace & Defense (continued)
Huntington Ingalls Industries, Inc	447	$116,667
L3Harris Technologies, Inc	2,407	532,741
Lockheed Martin Corp	23,176	9,922,109
Northrop Grumman Corp	1,699	636,394
Raytheon Co	5,439	1,201,693
Safran SA	41,900	6,755,840
Textron, Inc	2,487	114,228
TransDigm Group, Inc	546	351,231
United Technologies Corp	68,048	10,220,809

		42,758,940
Air Freight & Logistics — 0.1%
CH Robinson Worldwide, Inc	1,463	105,658
Deutsche Post AG (Registered)	277,200	9,671,481
DSV Panalpina A/S	44,013	4,778,439
Expeditors International of Washington, Inc	1,845	134,759
FedEx Corp	2,593	375,051
Hyundai Glovis Co. Ltd	3,968	486,711
United Parcel Service, Inc., Class B	7,595	786,234

		16,338,333
Airlines — 0.1%
AirAsia Group Bhd	535,500	186,019
Alaska Air Group, Inc	1,332	86,034
American Airlines Group, Inc	4,282	114,929
China Airlines Ltd	718,000	189,844
Copa Holdings SA, Class A	56,161	5,501,532
Delta Air Lines, Inc	6,253	348,542
Eva Airways Corp	607,295	244,171
Qantas Airways Ltd	44,999	190,786
Southwest Airlines Co	5,122	281,608
Spring Airlines Co. Ltd., Class A	1,111,451	6,078,333
United Airlines Holdings, Inc.(f)	2,358	176,378

		13,398,176
Auto Components — 0.0%
Aptiv plc	2,828	239,786
BorgWarner, Inc	2,232	76,535

		316,321
Automobiles — 0.1%
Astra International Tbk. PT	13,852,200	6,394,694
Ferrari NV	1,146	193,390
Ford Motor Co	42,348	373,509
Ford Otomotiv Sanayi A/S	7,508	94,010
Geely Automobile Holdings Ltd	4,632,000	7,339,903
General Motors Co	13,576	453,303
Harley-Davidson, Inc	1,685	56,279
Kia Motors Corp	44,959	1,529,183
Maruti Suzuki India Ltd	65,356	6,311,455

		22,745,726
Banks — 1.2%
Absa Group Ltd.	415,755	3,783,453
Abu Dhabi Commercial Bank PJSC	110,017	228,180
Al Rajhi Bank	136,738	2,413,601
Alinma Bank	82,353	568,482
AMMB Holdings Bhd	186,700	167,953
Arab National Bank	35,142	248,673
Banco de Chile	3,402,113	334,982
Bank AlBilad	58,494	424,830
Bank Al-Jazira	183,270	732,564
Bank Central Asia Tbk. PT.	352,800	833,674
Bank Mandiri Persero Tbk. PT	22,303,200	12,195,284
Bank of America Corp	87,753	2,880,931
Bank of Beijing Co. Ltd., Class A	178,700	136,265
Bank of China Ltd., Class A	902,100	459,168

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Bank of China Ltd., Class H	33,417,000	$12,926,604
Bank of Communications Co. Ltd., Class A	594,100	457,510
Bank of Communications Co. Ltd., Class H	1,245,000	797,504
Bank of Jiangsu Co. Ltd., Class A	489,300	477,809
Bank of Montreal	52,504	4,004,253
Bank of Nova Scotia (The)	30,866	1,685,805
Bank of Shanghai Co. Ltd., Class A	90,000	112,625
Bank of the Philippine Islands	3,524,320	5,720,173
Bank Polska Kasa Opieki SA	236,348	6,028,907
Bank Tabungan Pensiunan Nasional Syariah
Tbk. PT(f)	158,500	51,047
BDO Unibank, Inc	171,110	496,922
Canadian Imperial Bank of Commerce	23,331	1,902,585
Chang Hwa Commercial Bank Ltd	297,340	210,613
China CITIC Bank Corp. Ltd., Class H	105,000	54,811
China Construction Bank Corp., Class H	911,000	690,116
China Minsheng Banking Corp. Ltd., Class A .	326,100	278,940
CIMB Group Holdings Bhd	651,900	781,756
Citigroup, Inc	23,652	1,759,945
Citizens Financial Group, Inc	216,479	8,070,337
Comerica, Inc	74,099	4,531,895
Commercial Bank PSQC (The)	116,820	152,151
Commercial International Bank Egypt SAE	960,643	5,172,880
Credicorp Ltd	10,542	2,177,814
CTBC Financial Holding Co. Ltd	2,122,000	1,539,060
DBS Group Holdings Ltd	415,400	7,652,107
Dubai Islamic Bank PJSC	359,218	557,180
E.Sun Financial Holding Co. Ltd	1,448,003	1,337,683
Erste Group Bank AG(f)	187,066	6,868,574
Fifth Third Bancorp	7,654	217,756
FinecoBank Banca Fineco SpA	402,041	4,704,120
First Abu Dhabi Bank PJSC	233,635	980,246
First Financial Holding Co. Ltd	978,690	761,648
First Republic Bank	1,818	201,580
Grupo Financiero Banorte SAB de CV, Class O	2,417,958	14,901,496
HDFC Bank Ltd	428,415	7,338,396
HDFC Bank Ltd., ADR	19,496	1,116,731
Hong Leong Bank Bhd	75,000	291,721
Hong Leong Financial Group Bhd	18,200	71,681
Hua Nan Financial Holdings Co. Ltd	724,773	516,536
Huntington Bancshares, Inc	11,215	152,188
Industrial & Commercial Bank of China Ltd.,
Class A	684,600	550,907
Industrial & Commercial Bank of China Ltd.,
Class H	15,605,000	10,358,185
Industrial Bank of Korea	10,016	89,729
JPMorgan Chase & Co	34,000	4,500,240
Kasikornbank PCL, NVDR.	1,264,600	5,656,973
KeyCorp.	10,841	202,835
Komercni banka A/S.	39,797	1,367,851
Krung Thai Bank PCL, NVDR	2,985,600	1,536,213
M&T Bank Corp	48,114	8,108,171
Malayan Banking Bhd	570,500	1,170,801
Masraf Al Rayan QSC.	261,370	293,205
Mega Financial Holding Co. Ltd	710,000	737,688
Metropolitan Bank & Trust Co	39,550	44,623
Mizuho Financial Group, Inc	57,100	84,675
Moneta Money Bank A/S(b)	126,355	461,376
National Commercial Bank	18,364	229,211
OTP Bank Nyrt	26,243	1,215,628
People's United Financial, Inc	4,768	73,523
PNC Financial Services Group, Inc. (The)	4,774	709,178
Public Bank Bhd	308,700	1,395,986
Qatar Islamic Bank SAQ	79,060	360,384
Qatar National Bank QPSC	144,214	801,511

Security	Shares	Value

Banks (continued)
Regions Financial Corp	35,810	$557,562
Resona Holdings, Inc	28,900	119,179
RHB Bank Bhd	289,500	401,966
Riyad Bank	60,833	381,990
Royal Bank of Canada	23,180	1,831,770
Sberbank of Russia PJSC, ADR	567,063	9,045,237
Shinhan Financial Group Co. Ltd	52,766	1,721,931
SinoPac Financial Holdings Co. Ltd	1,169,000	495,794
SVB Financial Group(f)	557	133,864
Taishin Financial Holding Co. Ltd	1,238,513	577,224
Taiwan Business Bank	948,700	385,319
Taiwan Cooperative Financial Holding Co. Ltd.	757,050	518,974
Tisco Financial Group PCL, NVDR	252,000	829,129
Truist Financial Corp	14,594	752,613
United Overseas Bank Ltd	391,900	7,309,769
US Bancorp	148,783	7,918,231
Wells Fargo & Co	188,991	8,871,238
Zions Bancorp.	1,913	87,022

		215,047,450
Beverages — 0.5%
Ambev SA(f)	1,272,429	5,303,521
Anadolu Efes Biracilik ve Malt Sanayii A/S	19,431	80,281
Arca Continental SAB de CV	91,800	519,838
Brown-Forman Corp., Class B	1,967	133,048
Carlsberg A/S, Class B	35,167	5,135,571
China Resources Beer Holdings Co. Ltd	250,000	1,156,684
Coca-Cola Amatil Ltd	427,648	3,398,055
Coca-Cola Co. (The)	296,073	17,290,663
Coca-Cola Femsa SAB de CV	362,716	2,216,166
Coca-Cola Femsa SAB de CV, ADR	5,729	349,183
Constellation Brands, Inc., Class A	1,807	340,258
Diageo plc	274,801	10,866,489
Fomento Economico Mexicano SAB de CV	246,615	2,223,588
Fomento Economico Mexicano SAB de CV,
ADR	24,644	2,222,149
Fraser & Neave Holdings Bhd	22,600	181,219
Heineken NV	55,923	6,084,816
Molson Coors Beverage Co., Class B	2,035	113,105
Monster Beverage Corp.(f)(g)	4,180	278,388
PepsiCo, Inc	142,949	20,301,617
Pernod Ricard SA	36,522	6,323,312
Treasury Wine Estates Ltd	35,503	304,955
United Breweries Ltd	15,001	265,722

		85,088,628
Biotechnology — 0.2%
AbbVie, Inc	195,870	15,869,387
Alexion Pharmaceuticals, Inc.(f)	2,423	240,822
Amgen, Inc	27,689	5,982,208
Biogen, Inc.(f)	1,950	524,258
CSL Ltd	533	109,621
Gilead Sciences, Inc	63,419	4,008,081
Hualan Biological Engineering, Inc., Class A	63,700	323,680
Incyte Corp.(f)	1,929	140,952
Regeneron Pharmaceuticals, Inc.(f)	863	291,642
Vertex Pharmaceuticals, Inc.(f)	2,802	636,194

		28,126,845
Building Products — 0.0%
Allegion plc	17,921	2,317,544
AO Smith Corp	1,495	63,822
Blue Star Ltd	4,054	47,708
Fortune Brands Home & Security, Inc	1,512	103,889
Johnson Controls International plc	8,336	328,855

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
Masco Corp	3,127	$148,595

		3,010,413
Capital Markets — 0.1%
Ameriprise Financial, Inc	1,380	228,266
Bank of New York Mellon Corp. (The)	9,477	424,380
Cboe Global Markets, Inc	1,269	156,366
Charles Schwab Corp. (The)	12,571	572,609
CME Group, Inc	3,940	855,413
E*TRADE Financial Corp	2,746	117,035
Franklin Resources, Inc.	3,563	90,144
Goldman Sachs Group, Inc. (The)	3,523	837,593
Intercontinental Exchange, Inc	6,281	626,467
Invesco Ltd	4,785	82,781
London Stock Exchange Group plc	63,390	6,550,773
MarketAxess Holdings, Inc	425	150,527
Moody's Corp	1,831	470,182
Morgan Stanley	13,388	699,657
MSCI, Inc	973	278,083
Nasdaq, Inc	1,439	167,586
Northern Trust Corp	2,494	243,938
Raymond James Financial, Inc	1,568	143,362
S&P Global, Inc	2,728	801,295
State Street Corp	4,098	309,932
T. Rowe Price Group, Inc	2,522	336,763

		14,143,152
Chemicals — 0.1%
Air Products & Chemicals, Inc	2,381	568,368
Albemarle Corp	1,140	91,519
Celanese Corp	1,340	138,690
CF Industries Holdings, Inc	2,359	95,020
Corteva, Inc	8,092	234,021
Dow, Inc	8,031	369,988
DuPont de Nemours, Inc	8,056	412,306
Eastman Chemical Co	1,480	105,480
Ecolab, Inc	2,736	536,557
FMC Corp	1,409	134,686
International Flavors & Fragrances, Inc	1,154	151,301
Koninklijke DSM NV	44,882	5,462,391
Linde plc	5,820	1,182,217
LyondellBasell Industries NV, Class A	2,789	217,152
Mesaieed Petrochemical Holding Co	70,782	42,312
Mosaic Co. (The)	3,836	76,106
Nutrien Ltd	9,565	408,287
PhosAgro PJSC, GDR	32,407	411,245
PPG Industries, Inc	2,553	305,951
Saudi Basic Industries Corp	11,150	260,028
Saudi Industrial Investment Group	4,489	28,161
Sherwin-Williams Co. (The)	890	495,721
Sika AG (Registered)	25,778	4,635,542
Sinopec Shanghai Petrochemical Co. Ltd.,
Class H	544,000	138,317
Teijin Ltd	7,400	132,303

		16,633,669
Commercial Services & Supplies — 0.0%
Cintas Corp	3,707	1,034,142
Copart, Inc.(f)	2,240	227,271
Preston Holdings LLC(d)(f)	24,388	195,104
Republic Services, Inc	2,288	217,474
Rollins, Inc	1,514	57,456
S-1 Corp	78,322	5,986,604
Waste Management, Inc	4,228	514,548

		8,232,599

Security	Shares	Value

Communications Equipment — 0.1%
Arista Networks, Inc.(f)	588	$131,324
Cisco Systems, Inc	374,446	17,213,282
F5 Networks, Inc.(f)	650	79,378
Juniper Networks, Inc	3,737	85,727
Motorola Solutions, Inc	1,874	331,698
Sercomm Corp	192,000	466,141

		18,307,550
Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios
SA	131,186	4,361,548
Bouygues SA	203,507	8,040,506
Jacobs Engineering Group, Inc	1,464	135,464
Quanta Services, Inc	1,542	60,369
Tekfen Holding A/S.	73,333	235,584
Vinci SA	97,882	10,844,265

		23,677,736
Construction Materials — 0.0%
Anhui Conch Cement Co. Ltd., Class H	1,093,500	6,979,473
Martin Marietta Materials, Inc	675	178,065
Vulcan Materials Co	1,469	208,055

		7,365,593
Consumer Finance — 0.0%
Ally Financial, Inc.	2,902	92,951
American Express Co	7,421	963,635
Arrow Global Group plc.	87,561	306,636
Capital One Financial Corp	5,027	501,695
Cembra Money Bank AG.	29,169	3,410,795
Discover Financial Services	3,586	269,416
Synchrony Financial	6,748	218,703

		5,763,831
Containers & Packaging — 0.2%
Amcor plc	17,554	185,897
Amcor plc, CDI	1,430,413	15,031,609
Avery Dennison Corp	910	119,429
Ball Corp	3,588	258,982
International Paper Co	293,228	11,940,244
Packaging Corp. of America	1,023	97,952
Sealed Air Corp	1,662	59,001
WestRock Co	2,781	108,459

		27,801,573
Distributors — 0.1%
Genuine Parts Co	153,644	14,376,469
LKQ Corp.(f)	3,330	108,841

		14,485,310
Diversified Consumer Services — 0.0%
H&R Block, Inc	2,169	50,321

Diversified Financial Services — 0.0%
Berkshire Hathaway, Inc., Class B(f)	21,191	4,755,896
Chailease Holding Co. Ltd	29,000	120,258
Metro Pacific Investments Corp	1,868,000	117,967
Yuanta Financial Holding Co. Ltd	1,198,000	775,801

		5,769,922
Diversified Telecommunication Services — 0.4%
AT&T, Inc	79,141	2,977,284
BCE, Inc	162,022	7,634,647
CenturyLink, Inc	10,608	144,905
China Telecom Corp. Ltd., Class H	4,202,000	1,634,940
China Unicom Hong Kong Ltd	2,252,000	1,878,663
China Unicom Hong Kong Ltd., ADR	24,849	207,489
Chunghwa Telecom Co. Ltd	160,000	571,620

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services (continued)
Deutsche Telekom AG (Registered)	290,433	$4,703,797
Emirates Telecommunications Group Co. PJSC	94,080	416,989
Hellenic Telecommunications Organization SA	47,431	708,364
HKT Trust & HKT Ltd.(h)	4,291,000	6,405,310
KT Corp., ADR	53,385	556,272
LG Uplus Corp.(f)	4,067	45,016
Ooredoo QPSC	65,188	123,350
PCCW Ltd	2,000,000	1,177,947
Rostelecom PJSC	66,910	91,878
Saudi Telecom Co	46,889	1,136,394
Telecom Italia SpA	1,088,912	572,516
Telefonica SA	597,619	4,042,122
Telekom Malaysia Bhd	157,700	148,094
Telia Co. AB	967,969	4,139,466
TELUS Corp	605,267	24,262,819
Verizon Communications, Inc	131,153	7,795,734

		71,375,616
Electric Utilities — 0.2%
Alliant Energy Corp	2,673	158,669
American Electric Power Co., Inc	5,428	565,706
CEZ A/S.	12,830	280,954
Duke Energy Corp	7,937	774,889
Edison International	3,869	296,172
EDP - Energias de Portugal SA	1,197,440	6,005,084
Enel SpA	1,574,753	13,726,056
Entergy Corp	2,157	283,689
Evergy, Inc	2,469	178,163
Eversource Energy	3,497	323,263
Exelon Corp	10,499	499,647
FirstEnergy Corp	5,835	296,360
Iberdrola SA	911,606	9,974,198
Manila Electric Co	18,760	94,483
NextEra Energy, Inc	5,334	1,430,579
OGE Energy Corp	99,087	4,543,139
Pinnacle West Capital Corp	1,214	118,596
PPL Corp	7,804	282,427
Southern Co. (The)	11,402	802,701
Tenaga Nasional Bhd	323,200	978,406
Xcel Energy, Inc	5,666	392,031

		42,005,212
Electrical Equipment — 0.1%
AMETEK, Inc	2,467	239,669
Eaton Corp. plc	4,466	421,903
ElSewedy Electric Co	107,748	76,924
Emerson Electric Co	6,647	476,125
Rockwell Automation, Inc	1,262	241,875
Schneider Electric SE	112,300	11,199,292

		12,655,788
Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., Class A	3,212	319,498
CDW Corp	14,425	1,881,741
Corning, Inc	8,438	225,210
FLIR Systems, Inc	1,465	75,506
Halma plc	88,512	2,456,780
Hon Hai Precision Industry Co. Ltd	3,494,000	9,500,207
IPG Photonics Corp.(f)	383	48,898
Keysight Technologies, Inc.(f)	2,027	188,491
Samsung SDI Co. Ltd	39,108	8,902,479
TE Connectivity Ltd	3,630	334,613
WPG Holdings Ltd	621,000	778,521
Zebra Technologies Corp., Class A(f)	580	138,632

		24,850,576

Security	Shares	Value

Energy Equipment & Services — 0.0%
Baker Hughes Co	7,014	$151,923
Halliburton Co	9,510	207,413
Helmerich & Payne, Inc	1,177	47,728
National Oilwell Varco, Inc	4,170	85,944
Schlumberger Ltd	15,134	507,140
TechnipFMC plc.	4,535	74,873

		1,075,021
Entertainment — 0.1%
Activision Blizzard, Inc	8,384	490,296
Electronic Arts, Inc.(f)	3,184	343,617
Live Nation Entertainment, Inc.(f)	1,554	105,921
NCSoft Corp.(f)	13,746	7,281,910
Netflix, Inc.(f)	4,748	1,638,487
Take-Two Interactive Software, Inc.(f)	1,223	152,435
Walt Disney Co. (The)	19,527	2,700,780

		12,713,446
Equity Real Estate Investment Trusts (REITs) — 3.0%
Alexandria Real Estate Equities, Inc	163,657	26,708,822
Allied Properties REIT	227,371	9,487,250
alstria office REIT-AG	682,296	13,536,073
American Tower Corp	4,799	1,112,120
Apartment Investment & Management Co.,
Class A	1,613	85,021
Assura plc	22,412,120	23,025,069
AvalonBay Communities, Inc	124,829	27,049,196
Boston Properties, Inc	142,548	20,434,256
Community Healthcare Trust, Inc	101,123	4,769,972
Cousins Properties, Inc	596,839	24,428,620
Cromwell European REIT(g)	16,740,600	10,118,559
Crown Castle International Corp	148,865	22,305,932
CyrusOne, Inc	214,139	13,030,358
Dexus	2,665,426	22,491,241
Digital Realty Trust, Inc	2,251	276,850
Duke Realty Corp	4,071	147,818
EPR Properties	278,331	19,864,483
Equinix, Inc	39,999	23,588,610
Equity Residential	3,867	321,270
Essex Property Trust, Inc	710	219,930
Extra Space Storage, Inc	1,389	153,735
Federal Realty Investment Trust	753	94,140
Goodman Group	2,268,197	22,454,952
Healthpeak Properties, Inc	5,483	197,333
Host Hotels & Resorts, Inc	7,887	128,874
Hudson Pacific Properties, Inc	334,471	12,154,676
Iron Mountain, Inc	3,102	98,054
Kenedix Office Investment Corp	3,036	24,386,959
Kimco Realty Corp	4,561	86,887
Link REIT	2,062,800	20,860,098
Mid-America Apartment Communities, Inc	1,276	175,080
NorthWest Healthcare Properties REIT	716,246	6,597,430
Omega Healthcare Investors, Inc	252,562	10,594,976
Plymouth Industrial REIT, Inc.	138,214	2,545,902
Prologis, Inc	326,726	30,346,311
Public Storage.	1,623	363,162
Realty Income Corp	3,517	275,768
Regency Centers Corp	194,365	12,058,405
RioCan REIT	247,587	5,081,202
Sabana Shari'ah Compliant Industrial REIT	7,380,600	2,515,007
SBA Communications Corp	1,222	304,962
Secure Income REIT plc	1,335,249	8,306,009
Segro plc	845,032	10,147,063
Simon Property Group, Inc	3,324	442,591
SL Green Realty Corp	891	82,008
Spirit Realty Capital, Inc	382,824	20,205,451

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
STAG Industrial, Inc	306,460	$9,880,270
Sun Communities, Inc	122,948	19,938,477
Target Healthcare REIT plc	7,113,099	11,271,417
UDR, Inc	3,175	152,114
Ventas, Inc	4,026	232,944
VEREIT, Inc	1,120,809	10,939,096
VICI Properties, Inc	671,179	17,987,597
Vornado Realty Trust	1,711	112,532
Welltower, Inc	4,379	371,821
Weyerhaeuser Co	8,050	233,048
XYMAX REIT Investment Corp	2,197	2,809,868

		527,587,669
Food & Staples Retailing — 0.1%
Cia Brasileira de Distribuicao, ADR(f)	56,018	1,113,638
Costco Wholesale Corp	4,795	1,464,968
CP ALL PCL, NVDR	1,021,000	2,308,309
Koninklijke Ahold Delhaize NV	14,749	361,962
Kroger Co. (The)	8,632	231,856
Loblaw Cos. Ltd	26,685	1,396,153
President Chain Store Corp	89,000	875,600
Sysco Corp	5,528	454,070
Walgreens Boots Alliance, Inc	8,099	411,834
Wal-Mart de Mexico SAB de CV	2,189,650	6,407,121
Walmart, Inc	15,398	1,762,917
X5 Retail Group NV, GDR	220,263	8,063,151

		24,851,579
Food Products — 0.3%
Almarai Co. JSC	34,243	433,513
Archer-Daniels-Midland Co	6,019	269,410
Campbell Soup Co	1,822	88,167
China Mengniu Dairy Co. Ltd.(f)	83,000	304,405
Conagra Brands, Inc	5,258	173,093
Dali Foods Group Co. Ltd.(b)	221,500	156,572
General Mills, Inc	73,069	3,815,663
Genting Plantations Bhd	44,800	114,065
Hershey Co. (The)	37,058	5,750,290
Hormel Foods Corp	3,127	147,782
Indofood CBP Sukses Makmur Tbk. PT	406,200	337,074
IOI Corp. Bhd	171,700	189,221
JBS SA	165,700	1,066,723
JM Smucker Co. (The)	1,232	127,648
Jonjee Hi-Tech Industrial And Commercial
Holding Co. Ltd., Class A	28,000	149,389
Kellogg Co	2,687	183,280
Kraft Heinz Co. (The)	6,723	196,312
Kuala Lumpur Kepong Bhd	48,700	270,042
Lamb Weston Holdings, Inc	5,435	496,270
McCormick & Co., Inc. (Non-Voting)	1,330	217,282
Mondelez International, Inc., Class A	31,813	1,825,430
Nestle India Ltd	3,366	723,539
Nestle Malaysia Bhd	6,300	221,441
Nestle SA (Registered)	281,086	31,001,734
Nisshin Seifun Group, Inc	1,400	23,905
PPB Group Bhd	43,100	195,273
QL Resources Bhd	89,200	180,500
Savola Group (The)(f)	43,351	413,059
Standard Foods Corp	63,000	143,634
Tingyi Cayman Islands Holding Corp	452,000	762,546
Tyson Foods, Inc., Class A	3,184	263,094
Uni-President China Holdings Ltd	107,000	108,907
Uni-President Enterprises Corp	595,000	1,417,569
Want Want China Holdings Ltd	839,000	692,553

Security	Shares	Value

Food Products (continued)
Wens Foodstuffs Group Co. Ltd., Class A	40,600	$185,065

		52,644,450
Gas Utilities — 0.1%
Atmos Energy Corp	1,343	157,171
Beijing Enterprises Holdings Ltd	104,500	456,916
China Gas Holdings Ltd	276,200	1,091,104
China Resources Gas Group Ltd	172,000	906,536
ENN Energy Holdings Ltd	967,600	11,248,259
GAIL India Ltd	365,465	616,202
Kunlun Energy Co. Ltd	1,392,000	1,078,207
Petronas Gas Bhd	58,600	228,795

		15,783,190
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories	19,196	1,672,739
ABIOMED, Inc.(f)	490	91,282
Align Technology, Inc.(f)	785	201,823
Ansell Ltd	259,521	5,485,568
Baxter International, Inc	5,517	492,227
Becton Dickinson and Co	2,938	808,479
Boston Scientific Corp.(f)	15,177	635,461
Cooper Cos., Inc. (The)	536	185,933
Danaher Corp	6,914	1,112,255
Dentsply Sirona, Inc	2,422	135,632
Edwards Lifesciences Corp.(f)	10,946	2,406,588
Hologic, Inc.(f)	135,405	7,246,876
IDEXX Laboratories, Inc.(f)	930	252,039
Intuitive Surgical, Inc.(f)	1,255	702,524
Koninklijke Philips NV	236,352	10,824,321
Medtronic plc	108,339	12,506,654
ResMed, Inc	1,552	246,721
Shenzhen Mindray Bio-Medical Electronics Co.
Ltd., Class A	8,339	217,794
STERIS plc.	14,591	2,198,718
Stryker Corp	3,495	736,397
Teleflex, Inc	500	185,755
Varian Medical Systems, Inc.(f)	984	138,321
Zimmer Biomet Holdings, Inc	2,219	328,190

		48,812,297
Health Care Providers & Services — 0.2%
Alfresa Holdings Corp	20,900	419,927
AmerisourceBergen Corp	37,856	3,238,959
Anthem, Inc	2,735	725,541
Bangkok Chain Hospital PCL, NVDR.	191,700	94,808
Bangkok Dusit Medical Services PCL, NVDR .	2,454,500	1,951,808
Bumrungrad Hospital PCL, NVDR	194,400	831,195
Cardinal Health, Inc	3,222	164,999
Centene Corp.(f)	6,308	396,188
China National Medicines Corp. Ltd., Class A .	30,267	127,059
Cigna Corp	4,046	778,369
CVS Health Corp	14,094	955,855
DaVita, Inc.(f)	947	75,637
HCA Healthcare, Inc	2,873	398,772
Henry Schein, Inc.(f)	1,602	110,442
Humana, Inc	1,430	480,823
IHH Healthcare Bhd	354,100	490,402
Laboratory Corp. of America Holdings(f)	5,353	938,916
McKesson Corp	13,077	1,864,911
Mediclinic International plc.	433,762	2,109,640
Mediclinic International plc.	431,510	2,084,451
Quest Diagnostics, Inc	8,459	936,158
Shanghai Pharmaceuticals Holding Co. Ltd.,
Class A	50,700	134,978
Sinopharm Group Co. Ltd., Class H	396,400	1,289,858

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Sonic Healthcare Ltd	375,448	$7,869,668
Topchoice Medical Corp., Class A(f)	4,200	60,362
UnitedHealth Group, Inc	11,777	3,208,644
Universal Health Services, Inc., Class B	878	120,383

		31,858,753
Health Care Technology — 0.0%
Cerner Corp	3,440	247,095

Hotels, Restaurants & Leisure — 0.2%
Arcos Dorados Holdings, Inc., Class A.	8,244	63,231
Carnival Corp	4,327	188,354
Chipotle Mexican Grill, Inc.(f)	276	239,226
Crown Resorts Ltd	145,655	1,132,276
Darden Restaurants, Inc	91,730	10,680,124
Genting Bhd	325,600	435,594
Genting Malaysia Bhd	745,200	546,269
Hilton Worldwide Holdings, Inc	3,100	334,180
Indian Hotels Co. Ltd. (The)	53,502	106,693
Jollibee Foods Corp	35,500	133,202
Kangwon Land, Inc.(f)	22,253	512,272
Las Vegas Sands Corp	3,660	239,035
Leejam Sports Co. JSC	3,407	71,827
Marriott International, Inc., Class A	2,954	413,737
McDonald's Corp	8,159	1,745,781
MGM Resorts International	5,633	174,961
Norwegian Cruise Line Holdings Ltd.(f)	2,327	125,309
OPAP SA	38,316	477,114
Royal Caribbean Cruises Ltd	1,857	217,418
Saudi Airlines Catering Co	7,727	211,441
Sodexo SA	15,294	1,601,356
Starbucks Corp	108,083	9,168,681
Tabcorp Holdings Ltd	825,489	2,569,529
Wynn Macau Ltd	3,229,200	6,702,711
Wynn Resorts Ltd	1,047	132,089
Yum! Brands, Inc	3,288	347,772

		38,570,182
Household Durables — 0.3%
Barratt Developments plc	794,507	8,411,874
DR Horton, Inc	140,880	8,340,096
Garmin Ltd	1,561	151,339
Haier Electronics Group Co. Ltd	2,624,000	7,881,763
Leggett & Platt, Inc	1,414	67,292
Lennar Corp., Class A	3,032	201,203
LG Electronics, Inc	27,402	1,494,201
Mohawk Industries, Inc.(f)	647	85,197
Newell Brands, Inc	4,118	80,424
NVR, Inc.(f)	39	148,862
Persimmon plc	209,557	8,436,374
PulteGroup, Inc	54,900	2,451,285
Sekisui House Ltd	1,800	38,704
Taylor Wimpey plc	2,428,185	6,897,006
Whirlpool Corp	687	100,419

		44,786,039
Household Products — 0.2%
Church & Dwight Co., Inc	2,670	198,167
Clorox Co. (The)	1,360	213,942
Colgate-Palmolive Co	9,271	684,014
Kimberly-Clark Corp	3,719	532,710
Kimberly-Clark de Mexico SAB de CV, Class A(f)	320,000	661,999
Procter & Gamble Co. (The)	212,183	26,442,245

		28,733,077

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.0%
Aboitiz Power Corp	75,600	$48,114
AES Corp	7,173	142,456
CGN Power Co. Ltd., Class H(b)	1,164,000	285,647
China Resources Power Holdings Co. Ltd	86,000	115,455
China Yangtze Power Co. Ltd., Class A	835,800	2,017,189
Colbun SA	194,302	28,284
Electricity Generating PCL, NVDR	91,400	889,485
Huadian Power International Corp. Ltd., Class A	258,600	128,751
Huaneng Power International, Inc., Class A	434,700	332,588
Huaneng Power International, Inc., Class H	868,000	409,642
Hubei Energy Group Co. Ltd., Class A	122,000	66,280
NRG Energy, Inc	2,734	100,857
SDIC Power Holdings Co. Ltd., Class A	779,081	900,099
Shenergy Co. Ltd., Class A	449,800	351,456
Sichuan Chuantou Energy Co. Ltd., Class A	213,300	276,142

		6,092,445
Industrial Conglomerates — 0.1%
3M Co	53,714	8,522,263
Ayala Corp	20,960	298,482
General Electric Co	94,781	1,180,023
Honeywell International, Inc	7,772	1,346,266
Industries Qatar QSC	111,170	302,231
KOC Holding A/S	79,013	257,159
Roper Technologies, Inc	1,124	428,986
Shanghai Industrial Holdings Ltd	73,000	128,580
Sime Darby Bhd	457,600	242,443
SK Holdings Co. Ltd	27,035	5,285,092
SM Investments Corp	2,900	55,155

		18,046,680
Insurance — 0.6%
Aflac, Inc	8,000	412,560
Allianz SE (Registered)	53,724	12,826,266
Allstate Corp. (The)	62,014	7,351,140
American Financial Group, Inc	15,177	1,651,106
American International Group, Inc	9,400	472,444
Aon plc	2,548	561,197
Arthur J Gallagher & Co	2,011	206,268
Assicurazioni Generali SpA	113,236	2,206,480
Assurant, Inc	661	86,300
BB Seguridade Participacoes SA	779,915	6,337,515
Cathay Financial Holding Co. Ltd	1,282,000	1,715,918
China Development Financial Holding Corp .	1,432,000	438,102
China Life Insurance Co. Ltd.(f)	242,691	197,062
China Life Insurance Co. Ltd., Class H	114,000	272,236
China Pacific Insurance Group Co. Ltd., Class A	160,750	792,606
Chubb Ltd	4,925	748,551
Cincinnati Financial Corp	1,641	172,223
Everest Re Group Ltd	461	127,499
Fidelity National Financial, Inc	103,348	5,038,215
Fubon Financial Holding Co. Ltd	844,000	1,251,626
Globe Life, Inc	1,085	113,122
Hartford Financial Services Group, Inc. (The) .	3,907	231,607
Japan Post Holdings Co. Ltd	296,200	2,694,434
Lincoln National Corp	2,163	117,840
Loews Corp	2,773	142,671
Marsh & McLennan Cos., Inc	5,471	611,986
MetLife, Inc	110,635	5,499,666
MS&AD Insurance Group Holdings, Inc	8,500	282,308
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Registered)	16,289	4,802,656
Phoenix Group Holdings plc	732,526	7,312,498
Ping An Insurance Group Co. of China Ltd.,
Class H	750,500	8,486,549
Principal Financial Group, Inc	2,802	148,366

57	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Progressive Corp. (The)	6,318	$509,799
Prudential Financial, Inc	4,344	395,565
Prudential plc	256,876	4,567,355
Reinsurance Group of America, Inc	919	132,382
Sampo OYJ, Class A	193,513	8,759,787
SCOR SE.	290,348	12,340,635
Travelers Cos., Inc. (The)	2,814	370,379
Unum Group	2,244	59,892
Willis Towers Watson plc	1,394	294,538
WR Berkley Corp	1,637	120,369
Zurich Insurance Group AG	22,854	9,487,101

		110,346,819
Interactive Media & Services — 0.2%
Alphabet, Inc., Class A(f)	3,246	4,650,804
Alphabet, Inc., Class C(f)	3,603	5,167,531
Auto Trader Group plc(b)	1,233,175	9,099,336
Facebook, Inc., Class A(f)	26,071	5,263,996
Kakaku.com, Inc	46,200	1,206,948
TripAdvisor, Inc	72,816	1,989,333
Twitter, Inc.(f)	8,353	271,305

		27,649,253
Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc.(f)	8,752	17,580,317
Booking Holdings, Inc.(f)	454	831,070
eBay, Inc	60,382	2,026,420
Expedia Group, Inc	1,511	163,868
JD.com, Inc., ADR(f)	16,885	636,396

		21,238,071
IT Services — 0.4%
Accenture plc, Class A	6,881	1,412,050
Akamai Technologies, Inc.(f)	1,783	166,443
Alliance Data Systems Corp	441	45,330
Automatic Data Processing, Inc	51,898	8,894,798
Booz Allen Hamilton Holding Corp	40,992	3,199,016
Broadridge Financial Solutions, Inc	22,675	2,701,726
CGI, Inc.(f)	91,432	7,000,759
Cognizant Technology Solutions Corp., Class A	5,968	366,316
Computershare Ltd	16,687	197,041
DXC Technology Co	2,831	90,252
Fidelity National Information Services, Inc.	11,004	1,580,835
Fiserv, Inc.(f)	9,475	1,123,830
FleetCor Technologies, Inc.(f)	935	294,740
Gartner, Inc.(f)	974	156,600
Genpact Ltd	12,426	550,099
Global Payments, Inc	3,273	639,708
HCL Technologies Ltd	63,576	527,012
Infosys Ltd	135,816	1,483,172
Infosys Ltd., ADR.	83,476	914,897
International Business Machines Corp	9,612	1,381,533
Jack Henry & Associates, Inc	5,065	757,420
Leidos Holdings, Inc.	1,457	146,385
Mastercard, Inc., Class A	11,753	3,713,243
Mphasis Ltd	17,789	231,379
NEC Corp	4,000	178,053
NTT Data Corp	18,800	264,088
Paychex, Inc	221,039	18,958,515
PayPal Holdings, Inc.(f)	12,722	1,448,908
Tata Consultancy Services Ltd	36,608	1,066,599
Tech Mahindra Ltd	125,595	1,402,081
VeriSign, Inc.(f)	6,485	1,349,788
Visa, Inc., Class A	18,571	3,695,072
Western Union Co. (The)	4,580	123,202

Security	Shares	Value

IT Services (continued)
Wipro Ltd	151,030	$502,349

		66,563,239
Leisure Products — 0.1%
Giant Manufacturing Co. Ltd	8,000	47,109
Hasbro, Inc	91,443	9,315,298
Merida Industry Co. Ltd	42,000	228,654

		9,591,061
Life Sciences Tools & Services — 0.0%
Agilent Technologies, Inc	3,344	276,081
Illumina, Inc.(f)	1,588	460,631
IQVIA Holdings, Inc.(f)	1,967	305,377
Lonza Group AG (Registered)(f)	7,986	3,279,770
Mettler-Toledo International, Inc.(f)	267	202,167
PerkinElmer, Inc	1,200	110,976
Thermo Fisher Scientific, Inc	4,355	1,363,942
Waters Corp.(f)	697	155,982

		6,154,926
Machinery — 0.2%
Caterpillar, Inc	6,000	788,100
Cummins, Inc	1,652	264,270
Deere & Co	3,402	539,489
Dover Corp	1,572	178,972
Flowserve Corp	1,417	66,146
Fortive Corp	3,191	239,102
IDEX Corp	820	134,357
Illinois Tool Works, Inc	3,181	556,611
Ingersoll-Rand plc	2,610	347,730
Kone OYJ, Class B	164,454	10,625,908
PACCAR, Inc	42,763	3,173,442
Parker-Hannifin Corp	1,388	271,618
Pentair plc	1,807	77,575
Snap-on, Inc	597	95,299
Stanley Black & Decker, Inc	1,640	261,301
Volvo AB, Class B	506,209	8,653,001
Westinghouse Air Brake Technologies Corp	1,968	145,356
Xylem, Inc	1,945	158,829
Zoomlion Heavy Industry Science and
Technology Co. Ltd., Class A	489,560	431,163

		27,008,269
Marine — 0.0%
MISC Bhd	156,800	292,924
Projector SA(d)(f)	24,388	—

		292,924
Media — 0.0%
Charter Communications, Inc., Class A(f)	1,704	881,752
Cheil Worldwide, Inc	12,809	227,302
China South Publishing & Media Group Co.
Ltd., Class A	263,101	453,211
Comcast Corp., Class A	57,414	2,479,711
Cyfrowy Polsat SA	3,304	23,159
Discovery, Inc., Class A(f)	1,699	49,713
Discovery, Inc., Class C(f)	3,743	103,943
DISH Network Corp., Class A(f)	2,727	100,244
Fox Corp., Class A	3,830	142,016
Fox Corp., Class B	1,746	63,432
Interpublic Group of Cos., Inc. (The)	4,184	94,977
MultiChoice Group(f)	10,237	72,826
News Corp., Class A	4,147	56,482
News Corp., Class B	1,309	18,287
Omnicom Group, Inc.	9,541	718,533

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
ViacomCBS, Inc	5,816	$198,500

		5,684,088
Metals & Mining — 0.1%
Alrosa PJSC	88,912	111,527
Anglo American Platinum Ltd	1,119	89,432
BHP Group Ltd	151,095	3,874,666
Cia de Minas Buenaventura SAA, ADR	82,573	1,067,669
Freeport-McMoRan, Inc	15,678	174,026
Gold Fields Ltd	25,484	164,975
Gold Fields Ltd., ADR	241,077	1,542,893
Highland Gold Mining Ltd.	86,886	240,383
Hochschild Mining plc	107,064	237,884
Newmont Corp	8,860	399,232
Nucor Corp	3,276	155,577
Shandong Gold Mining Co. Ltd., Class H(b)	165,000	408,984
Vale SA(f)	623,209	7,331,357
Zijin Mining Group Co. Ltd., Class H	1,780,000	781,070

		16,579,675
Multiline Retail — 0.1%
Dollar General Corp	52,450	8,046,355
Dollar Tree, Inc.(f)	2,557	222,638
Harvey Norman Holdings Ltd	114,148	320,330
Kohl's Corp	1,719	73,487
Macy's, Inc	3,322	52,986
Nordstrom, Inc	1,149	42,352
Target Corp	32,484	3,597,278

		12,355,426
Multi-Utilities — 0.1%
Ameren Corp	2,731	224,079
CenterPoint Energy, Inc	5,441	144,078
CMS Energy Corp	3,075	210,668
Consolidated Edison, Inc	3,589	337,366
Dominion Energy, Inc	8,951	767,548
DTE Energy Co	2,081	275,961
Engie SA	676,573	11,646,073
NiSource, Inc	4,034	118,236
Public Service Enterprise Group, Inc	5,464	323,469
Qatar Electricity & Water Co. QSC	31,180	136,480
Sempra Energy	3,051	490,113
WEC Energy Group, Inc	3,409	340,525

		15,014,596
Oil, Gas & Consumable Fuels — 3.2%
Antero Midstream Corp	371,186	1,870,777
Apache Corp	4,063	111,489
BP Midstream Partners LP	261,541	3,774,037
BP plc	1,446,758	8,709,639
Cabot Oil & Gas Corp	4,521	63,701
Cheniere Energy, Inc.(f)	282,126	16,713,144
Chevron Corp	20,485	2,194,763
China Petroleum & Chemical Corp., Class H .	3,226,000	1,698,881
China Petroleum & Chemical Corp., ADR.	5,454	285,953
Cimarex Energy Co	1,091	47,884
CNOOC Ltd	62,000	92,816
CNOOC Ltd., ADR	924	139,524
Concho Resources, Inc	2,173	164,670
ConocoPhillips	11,877	705,850
Devon Energy Corp	4,129	89,682
Diamondback Energy, Inc	1,759	130,870
Ecopetrol SA, ADR.	277,399	5,131,881
Energy Transfer Equity LP.	5,537,842	69,721,431
EnLink Midstream LLC(f)	396,338	1,993,580
Enterprise Products Partners LP.	2,761,042	71,152,051
EOG Resources, Inc	6,337	462,031

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
EQM Midstream Partners LP	536,901	$12,429,258
Exxon Mobil Corp	45,839	2,847,519
Genesis Energy LP	1,314,099	23,482,949
Geopark Ltd	9,877	182,725
Hess Corp	2,797	158,226
HollyFrontier Corp	1,636	73,489
Kinder Morgan, Inc	626,661	13,078,415
LUKOIL PJSC	22,376	2,287,488
Magellan Midstream Partners LP	913,734	56,084,993
Marathon Oil Corp	8,688	98,783
Marathon Petroleum Corp	7,064	384,988
MOL Hungarian Oil & Gas plc	49,006	415,630
MPLX LP	2,232,679	53,695,930
Noble Energy, Inc	5,168	102,171
Occidental Petroleum Corp	9,666	383,934
ONEOK, Inc	408,397	30,576,683
PetroChina Co. Ltd., Class H	1,376,000	606,737
Petroleo Brasileiro SA(f)	552,573	3,915,983
Petroleo Brasileiro SA, ADR(f)	276,171	3,896,773
Petronas Dagangan Bhd	10,800	58,401
Petronet LNG Ltd	2,345,407	8,747,522
Phillips 66	4,814	439,855
Phillips 66 Partners LP	441,132	25,775,343
Pioneer Natural Resources Co	1,804	243,540
Plains All American Pipeline LP	3,886,724	64,713,955
Qatar Gas Transport Co. Ltd	8,661,248	5,609,607
Shell Midstream Partners LP	792,503	15,572,684
Tallgrass Energy LP, Class A	954,025	21,284,298
Targa Resources Corp	237,363	8,663,750
TOTAL SA	231,678	11,280,571
Tupras Turkiye Petrol Rafinerileri A/S	333,487	6,265,252
Valero Energy Corp	4,472	377,034
Williams Cos., Inc. (The)	481,601	9,964,325

		568,953,465
Personal Products — 0.1%
Coty, Inc., Class A	3,163	32,452
Estee Lauder Cos., Inc. (The), Class A	2,418	471,897
Godrej Consumer Products Ltd	70,776	666,554
Marico Ltd	139,105	614,429
Pola Orbis Holdings, Inc	4,900	106,157
Unilever plc.	246,005	14,674,539

		16,566,028
Pharmaceuticals — 1.1%
Ajanta Pharma Ltd	5,393	83,538
Allergan plc.	3,575	667,238
AstraZeneca plc	55,223	5,402,336
Asymchem Laboratories Tianjin Co. Ltd., Class
A	354,500	7,590,756
Bristol-Myers Squibb Co	25,397	1,598,741
China Resources Double Crane Pharmaceutical
Co. Ltd., Class A	36,700	71,165
China Resources Pharmaceutical Group Ltd.(b)	216,500	181,138
Dr Reddy's Laboratories Ltd	44,868	1,963,508
Dr Reddy's Laboratories Ltd., ADR	9,056	395,566
Eli Lilly & Co	9,154	1,278,265
GlaxoSmithKline plc	1,089,587	25,582,878
Glenmark Pharmaceuticals Ltd	79,218	344,371
Ipca Laboratories Ltd	9,436	165,716
Jazz Pharmaceuticals plc(f)	15,433	2,212,321
Johnson & Johnson	228,463	34,011,287
Livzon Pharmaceutical Group, Inc., Class A	44,400	238,547
Lupin Ltd	18,432	185,005
Merck & Co., Inc	135,768	11,600,018
Mylan NV(f)	5,574	119,395

SCHEDULE OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Novartis AG (Registered)	256,817	$24,261,030
Novo Nordisk A/S, Class B	263,117	16,016,378
Perrigo Co. plc	1,463	83,449
Pfizer, Inc	478,560	17,821,574
Richter Gedeon Nyrt	25,944	557,767
Roche Holding AG	41,392	13,885,717
Sanofi SA	201,448	19,427,328
Zoetis, Inc	5,160	692,524

		186,437,556
Professional Services — 0.1%
Adecco Group AG (Registered)	1,583	92,745
Equifax, Inc	1,399	209,710
Experian plc	92,013	3,202,787
IHS Markit Ltd.(f)	4,334	341,779
Nielsen Holdings plc.	3,843	78,397
Randstad NV	22,523	1,293,633
RELX plc	459,515	12,179,705
Robert Half International, Inc	1,264	73,527
SGS SA (Registered)	1,563	4,521,248
Verisk Analytics, Inc	1,767	287,084

		22,280,615
Real Estate Management & Development — 0.5%
Barwa Real Estate Co	185,470	178,539
BR Malls Participacoes SA	61,800	266,531
CBRE Group, Inc., Class A(f)	3,634	221,856
CK Asset Holdings Ltd	3,884,500	24,817,890
Daito Trust Construction Co. Ltd.	2,000	235,593
Emaar Development PJSC	157,196	162,250
Emaar Malls PJSC.	130,402	64,614
Entra ASA(b)	836,365	14,273,369
ESR Cayman Ltd.(b)(f)	3,228,000	7,980,017
Hang Lung Properties Ltd	3,163,000	6,607,278
Highwealth Construction Corp	138,000	206,112
Land & Houses PCL, NVDR	15,424,800	4,572,772
LEG Immobilien AG	38,726	4,776,481
Shui On Land Ltd	419,500	83,629
Swire Pacific Ltd., Class A	155,500	1,365,411
Vonovia SE.	508,850	29,043,210
Yuexiu Property Co. Ltd	1,896,000	379,524

		95,235,076
Road & Rail — 0.0%
CSX Corp	8,412	642,172
Daqin Railway Co. Ltd., Class A	1,392,957	1,520,622
JB Hunt Transport Services, Inc	923	99,620
Kansas City Southern	1,087	183,366
Norfolk Southern Corp	2,816	586,319
Old Dominion Freight Line, Inc	688	135,006
Union Pacific Corp	7,514	1,348,162

		4,515,267
Semiconductors & Semiconductor Equipment — 0.4%
Advanced Micro Devices, Inc.(f)	12,027	565,269
Analog Devices, Inc	6,788	744,983
Applied Materials, Inc.	83,986	4,870,348
ASML Holding NV	10,624	2,981,492
Broadcom, Inc	4,300	1,312,188
Intel Corp	63,788	4,077,967
KLA Corp	1,712	283,747
Lam Research Corp	7,613	2,270,273
Maxim Integrated Products, Inc	25,418	1,528,130
MediaTek, Inc	110,000	1,391,762
Microchip Technology, Inc	2,572	250,719
Micron Technology, Inc.(f)	12,028	638,566
NVIDIA Corp	6,632	1,568,004

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Powertech Technology, Inc	815,000	$2,887,541
Qorvo, Inc.(f)	1,273	134,760
QUALCOMM, Inc	12,409	1,058,612
Realtek Semiconductor Corp.(f)	285,000	2,289,838
Skyworks Solutions, Inc	1,855	209,893
Taiwan Semiconductor Manufacturing Co. Ltd.	2,293,000	23,650,487
Taiwan Semiconductor Manufacturing Co. Ltd.,
ADR	168,103	9,067,476
Texas Instruments, Inc.	67,325	8,122,761
Xilinx, Inc	2,730	230,630

		70,135,446
Software — 0.2%
Adobe, Inc.(f)	5,244	1,841,378
ANSYS, Inc.(f)	931	255,401
Autodesk, Inc.(f)	2,404	473,228
Cadence Design Systems, Inc.(f)	3,027	218,277
Citrix Systems, Inc	1,330	161,223
Fortinet, Inc.(f)	1,534	176,962
Intuit, Inc	13,387	3,753,447
Microsoft Corp	94,470	16,081,628
NortonLifeLock, Inc	10,768	306,027
Oracle Corp	158,925	8,335,616
Paycom Software, Inc.(f)	531	168,943
salesforce.com, Inc.(f)	9,613	1,752,546
ServiceNow, Inc.(f)	2,040	689,989
Synopsys, Inc.(f)	1,624	239,556
Trend Micro, Inc	28,900	1,510,036

		35,964,257
Specialty Retail — 0.2%
Advance Auto Parts, Inc	771	101,579
AutoZone, Inc.(f)	2,587	2,736,943
Best Buy Co., Inc	3,986	337,574
Burlington Stores, Inc.(f)	1,108	240,957
CarMax, Inc.(f)	1,797	174,381
Detsky Mir PJSC	32,190	57,918
Gap, Inc. (The)	2,303	40,095
Home Depot, Inc. (The)	39,293	8,962,733
Home Product Center PCL, NVDR	4,597,400	2,144,230
Jarir Marketing Co	11,717	501,997
L Brands, Inc	2,497	57,831
Lowe's Cos., Inc	8,300	964,792
O'Reilly Automotive, Inc.(f)	8,955	3,636,625
Ross Stores, Inc	3,939	441,916
Shanghai Yuyuan Tourist Mart Group Co. Ltd	431,600	468,048
Tiffany & Co	1,175	157,474
TJX Cos., Inc. (The)	13,158	776,848
Topsports International Holdings Ltd.(b)	3,765,000	4,622,020
Tractor Supply Co	1,289	119,813
Ulta Beauty, Inc.(f)	613	164,229
Vivo Energy plc(b)	1,999,441	2,957,093
Yamada Denki Co. Ltd	39,600	199,594

		29,864,690
Technology Hardware, Storage & Peripherals — 0.2%
Acer, Inc	172,000	95,121
Advantech Co. Ltd	144,000	1,373,499
Apple, Inc	78,145	24,186,659
Asustek Computer, Inc	88,000	648,105
Chicony Electronics Co. Ltd	256,326	721,739
FUJIFILM Holdings Corp	800	39,732
Hewlett Packard Enterprise Co	14,099	196,399
HP, Inc	27,211	580,139
Lenovo Group Ltd.(g)	2,338,000	1,525,550
Lite-On Technology Corp	2,565,000	3,973,710

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
NetApp, Inc	2,475	$132,165
Quanta Computer, Inc	810,000	1,644,580
Seagate Technology plc	2,547	145,154
Western Digital Corp	3,199	209,534
Wistron Corp	3,025,000	2,695,888
Xerox Holdings Corp	2,056	73,132

		38,241,106
Textiles, Apparel & Luxury Goods — 0.1%
Capri Holdings Ltd.(f)	1,630	48,835
Cie Financiere Richemont SA (Registered)	54,708	3,973,047
Feng TAY Enterprise Co. Ltd	98,800	591,355
Hanesbrands, Inc	3,888	53,499
Li Ning Co. Ltd	702,000	2,050,106
LVMH Moet Hennessy Louis Vuitton SE.	14,302	6,228,125
NIKE, Inc., Class B	28,289	2,724,231
PVH Corp	797	69,474
Ralph Lauren Corp	5,124	581,574
Tapestry, Inc	3,100	79,887
Under Armour, Inc., Class A(f)	2,023	40,824
Under Armour, Inc., Class C(f)	2,090	37,537
VF Corp	3,587	297,613
Yue Yuen Industrial Holdings Ltd	74,500	207,148

		16,983,255
Thrifts & Mortgage Finance — 0.0%
Housing Development Finance Corp. Ltd	34,565	1,168,161

Tobacco — 0.3%
Altria Group, Inc	297,508	14,140,555
British American Tobacco plc	331,191	14,603,844
Gudang Garam Tbk. PT	33,900	138,125
ITC Ltd	120,394	396,323
Philip Morris International, Inc	184,526	15,260,300

		44,539,147
Trading Companies & Distributors — 0.0%
BOC Aviation Ltd.(b)	754,500	6,955,972
Fastenal Co	6,196	216,116
Ferguson plc.	4,195	376,719
United Rentals, Inc.(f)	833	113,030
WW Grainger, Inc	478	144,676

		7,806,513
Transportation Infrastructure — 0.2%
Anhui Expressway Co. Ltd., Class H	66,000	36,904
DP World plc.	473,121	6,567,538
Grupo Aeroportuario del Centro Norte SAB de
CV	55,469	422,135
Grupo Aeroportuario del Centro Norte SAB de
CV, ADR	4,064	246,847
Grupo Aeroportuario del Pacifico SAB de CV,
Class B	668,345	8,275,657
Jiangsu Expressway Co. Ltd., Class H	7,052,000	8,737,478
Macquarie Infrastructure Corp	67,314	2,969,221
Malaysia Airports Holdings Bhd	181,400	297,059
Shenzhen Expressway Co. Ltd., Class H	66,000	85,396
Taiwan High Speed Rail Corp	402,000	477,830
TAV Havalimanlari Holding A/S.	94,335	429,130
Westports Holdings Bhd	127,100	121,990
Zhejiang Expressway Co. Ltd., Class H	360,000	293,893

		28,961,078
Water Utilities — 0.0%
Aguas Andinas SA, Class A	306,069	114,733
American Water Works Co., Inc	1,952	265,863

Security	Shares	Value

Water Utilities (continued)
Chengdu Xingrong Environment Co. Ltd., Class
A	104,900	$65,775
Guangdong Investment Ltd	124,000	251,679

		698,050
Wireless Telecommunication Services — 0.4%
Advanced Info Service PCL, NVDR.	339,700	2,208,515
Axiata Group Bhd	358,900	374,846
Bharti Airtel Ltd.(f)	945,055	6,574,958
China Mobile Ltd	1,612,000	13,250,089
DiGi.Com Bhd	286,900	294,547
Etihad Etisalat Co.(f)	186,034	1,306,502
Far EasTone Telecommunications Co. Ltd	189,000	428,105
Global Telecom Holding SAE(f)	201,938	62,626
Globe Telecom, Inc	3,115	115,824
Intouch Holdings PCL, NVDR	54,900	97,573
KDDI Corp	21,100	637,623
Maxis Bhd	163,400	210,603
Mobile Telecommunications Co. Saudi Arabia(f)	63,951	220,556
Mobile TeleSystems PJSC	787,976	4,018,879
Mobile TeleSystems PJSC, ADR.	504,584	5,141,711
NTT DOCOMO, Inc	81,800	2,324,135
Rogers Communications, Inc., Class B	306,106	15,326,117
SK Telecom Co. Ltd	6,029	1,154,946
Taiwan Mobile Co. Ltd	248,000	878,414
Tele2 AB, Class B	1,233,916	18,616,207
T-Mobile US, Inc.(f)	3,430	271,622
Vodafone Group plc	3,243,635	6,372,836

		79,887,234

Total Common Stocks — 17.7%
(Cost: $2,902,671,545)		3,138,466,494

	Par
	(000)

Corporate Bonds — 30.2%
Aerospace & Defense — 0.8%
Arconic, Inc.:
6.15%, 08/15/20	1,125	1,145,576
5.87%, 02/23/22	1,255	1,338,156
5.13%, 10/01/24	11,827	12,770,440
5.90%, 02/01/27	2,650	3,003,987
Boeing Co. (The):
2.30%, 08/01/21	1,900	1,911,751
2.70%, 05/01/22	245	249,106
Bombardier, Inc.(b):
8.75%, 12/01/21	2,727	2,917,890
5.75%, 03/15/22	3,644	3,634,890
6.00%, 10/15/22	1,000	980,000
6.13%, 01/15/23	527	520,112
7.50%, 12/01/24	650	631,313
7.50%, 03/15/25	3,575	3,436,469
7.88%, 04/15/27	12,205	11,563,627
BWX Technologies, Inc., 5.38%, 07/15/26(b)	3,016	3,196,960
F-Brasile SpA, Series XR, 7.38%, 08/15/26(b) .	2,887	3,067,437
Kratos Defense & Security Solutions, Inc.,
6.50%, 11/30/25(b)	9,160	9,755,400
L3Harris Technologies, Inc., 4.95%, 02/15/21(b)	500	511,361
Moog, Inc., 4.25%, 12/15/27(b)	2,350	2,409,103
Signature Aviation US Holdings, Inc.(b):
5.38%, 05/01/26	1,270	1,317,625
4.00%, 03/01/28	3,148	3,113,584
SSL Robotics LLC, 9.75%, 12/31/23(b)	600	658,500
TransDigm UK Holdings plc, 6.88%, 05/15/26	4,295	4,574,175

SCHEDULE OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Aerospace & Defense (continued)
TransDigm, Inc.:
6.50%, 07/15/24	USD	500	$515,625
6.50%, 05/15/25		525	546,000
6.25%, 03/15/26(b)		48,293	52,084,000
6.38%, 06/15/26		952	1,004,360
7.50%, 03/15/27		3,005	3,290,475
5.50%, 11/15/27(b)		5,598	5,632,428
Triumph Group, Inc., 6.25%, 09/15/24(b)		1,039	1,071,677
United Technologies Corp.:
3.35%, 08/16/21		300	306,707
3.65%, 08/16/23		775	824,771
			137,983,505
Air Freight & Logistics — 0.0%
XPO Logistics, Inc.(b):
6.50%, 06/15/22		858	873,015
6.75%, 08/15/24		881	950,476
			1,823,491
Airlines — 0.1%
American Airlines Group, Inc., 4.63%,
03/01/20(b)		262	262,262
Avianca Holdings SA, 9.00%, 05/10/23(b)		3,100	3,126,350
Delta Air Lines, Inc.:
3.40%, 04/19/21		2,000	2,032,226
3.63%, 03/15/22		495	510,677
Gol Finance SA, 7.00%, 01/31/25(b)		2,070	2,102,085
Southwest Airlines Co., 2.65%, 11/05/20		1,000	1,005,595
			9,039,195
Auto Components — 0.4%
Adient US LLC, 7.00%, 05/15/26(b)		1,950	2,135,254
Allison Transmission, Inc.(b):
5.00%, 10/01/24		655	667,295
5.88%, 06/01/29		4,565	4,983,633
American Axle & Manufacturing, Inc.:
6.63%, 10/15/22		409	414,112
6.25%, 04/01/25		490	500,785
6.50%, 04/01/27		350	357,875
Dealer Tire LLC, 8.00%, 02/01/28(b)		1,988	2,012,850
Goodyear Tire & Rubber Co. (The), 5.13%,
11/15/23		615	622,700
Grupo Antolin-Irausa SA, 3.38%, 04/30/26.	EUR	300	316,428
Icahn Enterprises LP:
5.88%, 02/01/22	USD	1,000	1,000,000
6.25%, 02/01/22		660	671,550
6.75%, 02/01/24		6,472	6,714,700
4.75%, 09/15/24(b)		2,616	2,672,009
6.38%, 12/15/25		5,379	5,614,331
6.25%, 05/15/26		9,460	9,929,973
5.25%, 05/15/27(b)		2,504	2,513,415
IHO Verwaltungs GmbH(i):
3.63%, (3.63% Cash or 4.38% PIK),
05/15/25	EUR	779	886,879
4.75%, (4.75% Cash or 5.50% PIK),
09/15/26(b)	USD	600	619,500
3.88%, (3.88% Cash or 4.63% PIK),
05/15/27(j)	EUR	906	1,039,314
6.00%, (6.00% Cash or 6.75% PIK),
05/15/27(b)	USD	200	212,500
Panther BF Aggregator 2 LP:
4.38%, 05/15/26	EUR	2,746	3,136,815
6.25%, 05/15/26(b)	USD	9,445	10,130,726
8.50%, 05/15/27(b)		13,219	14,210,425
Tenneco, Inc., 5.00%, 07/15/26		400	369,000
ZF Europe Finance BV, 2.50%, 10/23/27.	EUR	600	695,410
			72,427,479

		Par
Security		(000)	Value

Automobiles — 0.0%
Hyundai Capital America, 2.55%, 04/03/20(b) .	USD	815	$817,547
Jaguar Land Rover Automotive plc:
5.63%, 02/01/23(b)		150	150,750
4.50%, 01/15/26	EUR	200	217,374
6.88%, 11/15/26		946	1,116,255
4.50%, 10/01/27(b)	USD	450	412,650
Tesla, Inc., 5.30%, 08/15/25(b)		2,504	2,529,090
Toyota Motor Corp., 2.16%, 07/02/22		1,200	1,215,529
Volkswagen Group of America Finance LLC,
2.70%, 09/26/22(b)		200	203,361
			6,662,556
Banks — 5.7%
ABN AMRO Bank NV, (EUR Swap Annual 5
Year + 5.45%), 5.75%(a)(k)	EUR	7,700	8,795,876
AIB Group plc, (EUR Swap Annual 5 Year +
5.70%), 5.25%(a)(k)		400	488,537
Al Ahli Bank of Kuwait KSCP, (USD Swap Semi
5 Year + 4.17%), 7.25%(a)(k)	USD	630	679,219
Allied Irish Banks plc(a):
(EUR Swap Annual 5 Year + 7.34%),
7.38%(k)	EUR	7,190	8,405,467
(EUR Swap Annual 5 Year + 3.95%), 4.13%,
11/26/25		580	663,134
Australia & New Zealand Banking Group Ltd.:
2.55%, 11/23/21	USD	3,000	3,045,983
2.05%, 11/21/22		1,505	1,519,420
(USD Swap Rate 5 Year + 5.17%), 6.75%(a)
(b)(k)		12,009	13,795,339
(USD Swap Rate 5 Year + 5.17%), 6.75%(a)
(k)		2,062	2,368,722
Banco Bilbao Vizcaya Argentaria SA(a)(k):
(EUR Swap Annual 5 Year + 6.60%), 6.75% EUR		3,600	4,001,611
(EUR Swap Annual 5 Year + 9.18%), 8.87%		3,400	4,107,432
(EUR Swap Annual 5 Year + 5.66%), 5.88%		200	245,100
(USD Swap Semi 5 Year + 3.87%), 6.13%	USD	19,000	19,991,800
Banco BPM SpA:
1.75%, 04/24/23	EUR	570	644,030
2.50%, 06/21/24		1,200	1,396,650
(EUR Swap Annual 5 Year + 6.35%),
6.12%(a)(k)		975	1,092,137
Banco Bradesco SA, 3.20%, 01/27/25(b)	USD	3,380	3,397,238
Banco de Sabadell SA(a)(k):
(EUR Swap Annual 5 Year + 6.41%), 6.50% EUR		8,800	10,307,644
(EUR Swap Annual 5 Year + 6.05%), 6.12%		800	936,618
Banco Espirito Santo SA(f)(l):
2.63%, 05/08/17		800	150,831
4.75%, 01/15/18		1,500	282,807
4.00%, 01/21/19		5,400	1,018,108
Banco Internacional del Peru SAA Interbank,
3.25%, 10/04/26(b)	USD	7,013	7,091,896
Banco Santander SA(a)(k):
(EUR Swap Annual 5 Year + 6.80%), 6.75% EUR		7,500	9,219,100
(EUR Swap Annual 5 Year + 4.53%), 4.37%		2,400	2,758,607
Bancolombia SA, 3.00%, 01/29/25	USD	2,355	2,371,485
Bank Leumi Le-Israel BM, (US Treasury Yield
Curve Rate T Note Constant Maturity 5 Year
+ 1.63%), 3.27%, 01/29/31(a)(b)		2,030	2,028,985
Bank of America Corp.:
5.00%, 05/13/21		1,000	1,042,020
(LIBOR USD 3 Month + 0.63%), 2.33%,
10/01/21(a)		1,220	1,224,356
2.50%, 10/21/22		920	931,778
3.30%, 01/11/23		3,410	3,562,307
(LIBOR USD 3 Month + 1.16%), 3.12%,
01/20/23(a)		790	808,890

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Banks (continued)
(LIBOR USD 3 Month + 1.02%), 2.88%,
04/24/23(a)	USD	3,500	$3,576,248
(LIBOR USD 3 Month + 0.93%), 2.82%,
07/21/23(a)		1,015	1,036,800
(LIBOR USD 3 Month + 0.79%), 3.00%,
12/20/23(a)		1,345	1,385,394
Bank of East Asia Ltd. (The), (US Treasury
Yield Curve Rate T Note Constant Maturity 5
Year + 4.26%), 5.87%(a)(k)		4,755	4,974,919
Bank of Ireland, (EUR Swap Annual 5 Year +
6.96%), 7.38%(a)(k)	EUR	6,074	6,887,938
Bank of Ireland Group plc, (U.K. Government
Bonds 5 Year Note Generic Bid Yield +
2.70%), 3.12%, 09/19/27(a)	GBP	300	406,117
Bank of Montreal:
2.90%, 03/26/22	USD	900	921,962
2.05%, 11/01/22		515	519,874
2.55%, 11/06/22		2,300	2,355,509
Bank of Nova Scotia (The):
3.13%, 04/20/21		3,000	3,056,686
2.00%, 11/15/22		880	886,522
1.95%, 02/01/23		980	985,781
Bankia SA(a)(k):
(EUR Swap Annual 5 Year + 5.82%), 6.00% EUR		8,600	10,236,286
(EUR Swap Annual 5 Year + 6.22%), 6.37%		3,600	4,413,238
Barclays Bank plc, 2.65%, 01/11/21.	USD	560	564,164
Barclays plc:
3.25%, 01/12/21		500	505,870
3.20%, 08/10/21		1,310	1,332,322
(USD Swap Semi 5 Year + 6.77%), 7.88%(a)
(k)		25,403	27,498,747
(USD Swap Semi 5 Year + 4.84%), 7.75%(a)
(k)		18,490	20,246,550
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 5.67%),
8.00%(a)(k)		2,900	3,272,969
4.38%, 09/11/24		1,400	1,499,102
(U.K. Government Bonds 5 Year Note
Generic Bid Yield + 6.02%), 6.37%(a)(k)	GBP	1,850	2,708,593
5.20%, 05/12/26	USD	400	450,310
BBVA Bancomer SA, 6.75%, 09/30/22(b)		1,800	1,975,500
BNP Paribas SA(a)(k):
(USD Swap Semi 5 Year + 6.31%), 7.63%(b)		13,792	14,516,080
(EUR Swap Annual 5 Year + 5.23%), 6.12% EUR		3,900	4,812,211
(USD Swap Rate 5 Year + 4.15%), 6.63% .	USD	3,000	3,270,000
Burgan Bank SAK, (USD Swap Semi 5 Year +
4.01%), 5.75%(a)(k)		3,335	3,419,417
CaixaBank SA(a)(k):
(EUR Swap Annual 5 Year + 6.50%), 6.75% EUR		6,800	8,616,210
(EUR Swap Annual 5 Year + 4.50%), 5.25%		4,400	5,128,554
Canadian Imperial Bank of Commerce, 2.25%,
01/28/25.	USD	530	534,923
Capital One Bank USA NA, (SOFR + 0.62%),
2.01%, 01/27/23(a)		2,480	2,487,961
Capital One NA, 2.15%, 09/06/22		2,265	2,282,599
China Construction Bank Corp., (US Treasury
Yield Curve Rate T Note Constant Maturity 5
Year + 2.97%), 4.65%(a)(k)		1,205	1,223,828
Chong Hing Bank Ltd., (US Treasury Yield
Curve Rate T Note Constant Maturity 5 Year
+ 3.86%), 5.70%(a)(k)		630	651,459
CIT Group, Inc.:
5.00%, 08/15/22		1,200	1,275,000
5.00%, 08/01/23		6,326	6,784,635
Citibank NA:
3.40%, 07/23/21		700	716,613

		Par
Security		(000)	Value

Banks (continued)
(LIBOR USD 3 Month + 0.53%), 3.16%,
02/19/22(a)	USD	2,600	$2,636,438
(LIBOR USD 3 Month + 0.60%), 2.84%,
05/20/22(a)		900	912,088
Citigroup, Inc.:
2.70%, 03/30/21		3,900	3,946,521
(SOFR + 0.87%), 2.31%, 11/04/22(a)		700	704,743
(LIBOR USD 3 Month + 0.72%), 3.14%,
01/24/23(a)		2,135	2,183,735
(LIBOR USD 3 Month + 0.95%), 2.88%,
07/24/23(a)		1,000	1,020,959
Series U, (SOFR + 3.81%), 5.00%(a)(k)		30,850	32,272,493
Series V, (SOFR + 3.23%), 4.70%(a)(k)		20,475	20,858,906
Citizens Bank NA:
2.55%, 05/13/21		1,300	1,312,304
3.25%, 02/14/22		1,305	1,342,597
3.70%, 03/29/23		460	485,154
Commonwealth Bank of Australia, 2.55%,
03/15/21.		2,000	2,019,829
Cooperatieve Rabobank UA:
(EUR Swap Annual 5 Year + 5.25%),
5.50%(a)(k)	EUR	3,200	3,615,077
4.50%, 01/11/21	USD	430	441,159
2.50%, 01/19/21		572	576,458
(EUR Swap Annual 5 Year + 6.70%),
6.62%(a)(k)	EUR	2,000	2,401,892
3.88%, 02/08/22	USD	3,500	3,651,694
3.88%, 09/26/23(b)		415	443,840
(EUR Swap Annual 5 Year + 4.10%),
4.62%(a)(k)	EUR	200	246,764
Credit Agricole SA(a)(k):
(EUR Swap Annual 5 Year + 5.12%), 6.50%		6,920	8,238,711
(USD Swap Semi 5 Year + 4.90%), 7.88%(b) USD		8,200	9,327,500
(USD Swap Semi 5 Year + 6.19%), 8.12%(b)		26,568	32,235,486
Credit Suisse Group Funding Guernsey Ltd.:
3.45%, 04/16/21		1,000	1,018,954
3.80%, 06/09/23		1,200	1,267,364
Danske Bank A/S(a):
(LIBOR USD 3 Month + 1.25%), 3.00%,
09/20/22(b)		1,015	1,028,064
(US Treasury Yield Curve Rate T Note
Constant Maturity 7 Year + 4.13%),
7.00%(k)		24,620	27,420,525
Discover Bank:
3.35%, 02/06/23		885	919,091
2.45%, 09/12/24		250	252,811
DNB Bank ASA(a)(k):
(USD Swap Semi 5 Year + 4.08%), 5.75%		500	501,500
(USD Swap Semi 5 Year + 5.08%), 6.50%		4,600	4,893,250
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 3.14%),
4.88%		2,000	2,043,488
Emirates NBD Bank PJSC, (USD Swap Semi 6
Year + 3.66%), 6.13%(a)(k)		5,235	5,526,197
Erste Group Bank AG(a)(k):
(EUR Swap Annual 5 Year + 9.02%), 8.88% EUR		3,200	4,025,060
(EUR Swap Annual 5 Year + 6.20%), 6.50%		2,800	3,637,906
Fifth Third Bancorp, 2.60%, 06/15/22	USD	700	712,523
Fifth Third Bank:
3.35%, 07/26/21		1,300	1,330,015
1.80%, 01/30/23		2,050	2,055,912
Hongkong & Shanghai Banking Corp. Ltd.
(The), Series 3H, (LIBOR USD 3 Month +
0.00%), 1.78%(a)(k)		375	307,505
HSBC Bank USA NA, 4.88%, 08/24/20.		2,170	2,206,725

SCHEDULE OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Banks (continued)
HSBC Holdings plc:
3.40%, 03/08/21	USD	1,525	$1,552,162
5.10%, 04/05/21		1,000	1,038,303
2.95%, 05/25/21		1,000	1,015,369
(USD Swap Rate 5 Year + 5.51%), 6.87%(a)
(k)		13,674	14,334,864
(EUR Swap Annual 5 Year + 4.38%),
5.25%(a)(k)	EUR	3,600	4,356,903
(LIBOR USD 3 Month + 1.06%), 3.26%,
03/13/23(a)	USD	2,300	2,359,491
HSBC USA, Inc., 5.00%, 09/27/20		380	387,748
Huntington National Bank (The):
3.25%, 05/14/21		1,000	1,018,755
3.13%, 04/01/22		695	714,400
1.80%, 02/03/23		2,190	2,196,492
Industrial & Commercial Bank of China Asia
Ltd., (US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 3.14%), 4.25%(a)(k)		2,250	2,285,859
Industrial & Commercial Bank of China Ltd.,
3.54%, 11/08/27		2,650	2,827,219
ING Groep NV(a)(k):
(USD Swap Rate 5 Year + 4.20%), 6.75% .		14,752	16,215,457
(USD Swap Semi 5 Year + 4.45%), 6.50%		1,000	1,101,200
Intesa Sanpaolo SpA:
5.02%, 06/26/24(b)		1,500	1,592,807
5.71%, 01/15/26(b)		1,000	1,108,255
(EUR Swap Annual 5 Year + 7.19%),
7.75%(a)(k)	EUR	6,205	8,550,457
Itau Unibanco Holding SA, 3.25%, 01/24/25(b) .	USD	3,245	3,274,692
JPMorgan Chase & Co.:
2.40%, 06/07/21		2,200	2,220,667
4.35%, 08/15/21		3,380	3,514,681
3.25%, 09/23/22		600	623,406
(LIBOR USD 3 Month + 0.70%), 3.21%,
04/01/23(a)		1,300	1,338,208
(LIBOR USD 3 Month + 0.94%), 2.78%,
04/25/23(a)		4,500	4,591,490
(LIBOR USD 3 Month + 0.73%), 3.56%,
04/23/24(a)		1,335	1,402,964
3.63%, 05/13/24		200	214,250
(LIBOR USD 3 Month + 0.89%), 3.80%,
07/23/24(a)		940	998,885
Series HH, (SOFR + 3.13%), 4.60%(a)(k)		19,690	20,068,048
(SOFR + 1.16%), 2.30%, 10/15/25(a)		350	355,540
Series U, (LIBOR USD 3 Month + 0.95%),
2.85%, 02/02/37(a)		19,632	17,766,960
Series W, (LIBOR USD 3 Month + 1.00%),
2.91%, 05/15/47(a)		26,321	22,701,862
KBC Group NV, (EUR Swap Annual 5 Year +
4.69%), 4.75%(a)(k)	EUR	3,400	4,133,707
KeyBank NA, 3.30%, 02/01/22	USD	385	397,166
KeyCorp, 5.10%, 03/24/21		2,800	2,907,230
Lloyds Bank plc:
2.70%, 08/17/20		1,000	1,005,178
2.25%, 08/14/22		1,500	1,517,788
Lloyds Banking Group plc:
3.00%, 01/11/22		1,000	1,020,306
(USD Swap Semi 5 Year + 4.50%), 7.50%(a)
(k)		3,975	4,546,406
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 4.82%),
6.75%(a)(k)		7,290	8,146,575
Macquarie Bank Ltd., (USD Swap Semi 5 Year
+ 3.70%), 6.13%(a)(b)(k)		31,745	33,729,063
Mitsubishi UFJ Financial Group, Inc.:
2.95%, 03/01/21		920	932,452

		Par
Security		(000)	Value

Banks (continued)
3.54%, 07/26/21	USD	685	$702,994
3.22%, 03/07/22		1,200	1,234,591
2.67%, 07/25/22		395	402,802
Mizuho Financial Group, Inc., 2.95%, 02/28/22		1,500	1,534,346
MUFG Union Bank NA:
3.15%, 04/01/22		680	698,977
2.10%, 12/09/22		350	353,092
Nanyang Commercial Bank Ltd., (US Treasury
Yield Curve Rate T Note Constant Maturity 5
Year + 3.21%), 5.00%(a)(k)		4,045	4,123,372
National Australia Bank Ltd.:
(LIBOR USD 3 Month + 0.71%), 2.61%,
11/04/21(a)(b)		1,000	1,009,375
1.88%, 12/13/22		830	834,493
National Bank of Canada, 2.10%, 02/01/23		850	855,226
National Westminster Bank plc(a)(k):
Series B, (LIBOR USD 6 Month + 0.25%),
2.06%		500	443,750
Series C, (LIBOR USD 3 Month + 0.25%),
2.16%		2,100	1,866,690
Series A, (LIMEAN USD 6 Month + 0.25%),
2.01%		380	337,250
Nordea Bank Abp(a)(k):
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 4.11%),
6.63%(b)		33,775	38,101,915
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 4.11%),
6.63%		4,192	4,729,037
Postal Savings Bank of China Co. Ltd., (US
Treasury Yield Curve Rate T Note Constant
Maturity 5 Year + 2.63%), 4.50%(a)(k)		1,439	1,466,881
QIIB Tier 1 Sukuk Ltd., (US Treasury Yield
Curve Rate T Note Constant Maturity 5 Year
+ 3.19%), 4.88%(a)(k)		630	645,487
Regions Bank, (LIBOR USD 3 Month + 0.50%),
3.37%, 08/13/21(a)		360	362,914
Royal Bank of Canada:
2.80%, 04/29/22		2,100	2,152,071
1.95%, 01/17/23		440	442,569
Royal Bank of Scotland Group plc:
(USD Swap Semi 5 Year + 5.80%), 7.50%(a)
(k)		6,425	6,572,775
(USD Swap Semi 5 Year + 7.60%), 8.62%(a)
(k)		26,358	28,466,640
3.88%, 09/12/23		595	629,561
Santander Holdings USA, Inc.:
4.45%, 12/03/21		700	730,440
3.70%, 03/28/22		425	438,809
Santander UK Group Holdings plc:
2.88%, 08/05/21		2,500	2,530,840
3.57%, 01/10/23		1,080	1,109,883
(LIBOR USD 3 Month + 1.08%), 3.37%,
01/05/24(a)		250	258,273
(GBP Swap 5 Year + 5.79%), 6.75%(a)(k)	GBP	5,825	8,559,330
Santander UK plc:
3.75%, 11/15/21	USD	990	1,024,230
2.10%, 01/13/23		315	317,573
4.00%, 03/13/24		600	647,612
Shinhan Financial Group Co. Ltd., (US Treasury
Yield Curve Rate T Note Constant Maturity 5
Year + 3.05%), 5.87%(a)(k)		3,200	3,453,000
Skandinaviska Enskilda Banken AB:
(USD Swap Semi 5 Year + 3.85%), 5.75%(a)
(k)		4,800	4,828,857
2.63%, 03/15/21		1,000	1,010,715

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Banks (continued)
(USD Swap Semi 5 Year + 3.49%), 5.63%(a)
(k)	USD	1,000	$1,041,250
2.20%, 12/12/22(b)		1,710	1,723,150
Societe Generale SA(a)(k):
(EUR Swap Annual 5 Year + 5.54%), 6.75% EUR		1,500	1,769,628
(USD Swap Semi 5 Year + 6.24%), 7.38%(b) USD		3,565	3,796,012
(USD Swap Semi 5 Year + 4.98%), 7.88%		5,732	6,477,160
(USD Swap Rate 5 Year + 5.87%), 8.00%(b)		23,525	27,965,344
(USD Swap Rate 5 Year + 5.87%), 8.00% .		3,783	4,497,041
Standard Chartered plc, (USD Swap Semi 5
Year + 6.30%), 7.50%(a)(b)(k)		24,395	26,072,156
Sumitomo Mitsui Financial Group, Inc.:
2.93%, 03/09/21		1,900	1,926,305
2.44%, 10/19/21		595	602,337
2.85%, 01/11/22		930	948,766
2.78%, 07/12/22		2,000	2,046,179
2.78%, 10/18/22		750	768,655
Svenska Handelsbanken AB:
(USD Swap Semi 5 Year + 3.34%), 5.25%(a)
(k)		2,000	2,044,440
3.35%, 05/24/21		2,000	2,043,984
TMB Bank PCL, (US Treasury Yield Curve Rate
T Note Constant Maturity 5 Year + 3.26%),
4.90%(a)(k)		1,260	1,260,000
Toronto-Dominion Bank (The), 1.90%, 12/01/22		1,285	1,292,065
Truist Bank:
(LIBOR USD 3 Month + 0.50%), 3.53%,
10/26/21(a)		1,440	1,459,343
2.80%, 05/17/22		1,400	1,431,633
2.45%, 08/01/22		1,190	1,211,576
Truist Financial Corp.:
3.05%, 06/20/22		2,300	2,367,412
Series L, (LIBOR USD 3 Month + 3.10%),
5.05%(a)(k)		33,220	34,216,600
UniCredit SpA(a)(k):
(EUR Swap Annual 5 Year + 6.10%), 6.75% EUR		3,993	4,743,963
(EUR Swap Annual 5 Year + 9.30%), 9.25%		4,900	6,353,564
(USD Swap Semi 5 Year + 5.18%), 8.00%	USD	24,210	26,842,838
(EURIBOR Swap Rate 5 Year + 7.33%),
7.50%	EUR	3,513	4,621,779
United Overseas Bank Ltd., (USD Swap Semi 5
Year + 1.79%), 3.88%(a)(k)	USD	1,993	2,040,957
US Bancorp:
2.35%, 01/29/21		1,200	1,207,129
4.13%, 05/24/21		1,200	1,236,632
Series V, 2.63%, 01/24/22		2,000	2,037,215
Wachovia Capital Trust II, (LIBOR USD 3 Month
+ 0.50%), 2.33%, 01/15/27(a)		2,055	1,947,113
Wells Fargo & Co.:
2.50%, 03/04/21		1,540	1,552,678
3.50%, 03/08/22		1,500	1,554,055
2.63%, 07/22/22		2,000	2,039,544
3.07%, 01/24/23		290	296,476
3.75%, 01/24/24		475	507,301
Wells Fargo Bank NA:
2.60%, 01/15/21		5,000	5,042,633
3.63%, 10/22/21		1,700	1,753,653
(LIBOR USD 3 Month + 0.65%), 2.08%,
09/09/22(a)		500	502,126
Westpac Banking Corp.:
2.80%, 01/11/22		2,000	2,041,383
2.00%, 01/13/23		215	216,956
(USD Swap Rate 5 Year + 2.89%), 5.00%(a)
(k)		31,295	31,967,843

		Par
Security		(000)	Value

Banks (continued)
Woori Bank, (US Treasury Yield Curve Rate
T Note Constant Maturity 5 Year + 2.66%),
4.25%(a)(k)	USD	1,260	$1,266,300
Zions Bancorp NA:
3.50%, 08/27/21		640	656,027
3.35%, 03/04/22		700	719,445
			1,016,859,537
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 4.15%,
01/23/25.		1,100	1,213,239
Central American Bottling Corp., 5.75%,
01/31/27(b)		6,794	7,178,286
Constellation Brands, Inc.:
2.25%, 11/06/20		1,966	1,972,883
2.65%, 11/07/22		2,000	2,044,574
Cott Holdings, Inc., 5.50%, 04/01/25(b)		500	518,750
Embotelladora Andina SA, 3.95%, 01/21/50(b) .		1,545	1,554,656
Keurig Dr Pepper, Inc., 3.55%, 05/25/21		2,000	2,046,413
Sunshine Mid BV, 6.50%, 05/15/26	EUR	500	580,394
			17,109,195
Biotechnology — 0.1%
AbbVie, Inc.:
2.30%, 05/14/21	USD	2,000	2,013,107
3.38%, 11/14/21		365	374,790
2.15%, 11/19/21(b)		720	724,593
2.90%, 11/06/22		810	831,680
2.30%, 11/21/22(b)		1,760	1,777,476
3.75%, 11/14/23		288	306,520
2.95%, 11/21/26(b)		345	356,340
Amgen, Inc.:
4.50%, 03/15/20		936	938,752
2.65%, 05/11/22		1,000	1,017,815
Biogen, Inc.:
2.90%, 09/15/20		700	704,744
3.63%, 09/15/22		600	627,686
Gilead Sciences, Inc., 2.55%, 09/01/20		2,000	2,008,982
Horizon Therapeutics USA, Inc., 5.50%,
08/01/27(b)		600	639,780
			12,322,265
Building Products — 0.1%
Advanced Drainage Systems, Inc., 5.00%,
09/30/27(b)		3,101	3,201,783
Builders FirstSource, Inc., 6.75%, 06/01/27(b) .		1,335	1,462,092
CPG Merger Sub LLC, 8.00%, 10/01/21(b)		1,173	1,175,933
Griffon Corp., 5.25%, 03/01/22.		475	474,468
James Hardie International Finance DAC,
5.00%, 01/15/28(b)		750	781,650
JELD-WEN, Inc., 4.63%, 12/15/25(b)		973	992,460
Masonite International Corp., 5.38%, 02/01/28(b)		1,439	1,514,997
PGT Innovations, Inc., 6.75%, 08/01/26(b)		310	331,700
Standard Industries, Inc.:
5.50%, 02/15/23(b)		30	30,450
5.38%, 11/15/24(b)		5,103	5,243,332
6.00%, 10/15/25(b)		2,847	2,971,556
2.25%, 11/21/26	EUR	1,019	1,145,640
5.00%, 02/15/27(b)	USD	350	364,875
4.75%, 01/15/28(b)		625	641,016
Summit Materials LLC:
6.13%, 07/15/23		400	404,000
6.50%, 03/15/27(b)		445	481,712
			21,217,664
Capital Markets — 1.1%
AG Issuer LLC, 6.25%, 03/01/28(b)		270	270,000
Ameriprise Financial, Inc., 3.00%, 03/22/22		750	768,859

SCHEDULE OF INVESTMENTS	65

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Capital Markets (continued)
Bank of New York Mellon Corp. (The):
2.05%, 05/03/21	USD	687	$690,576
1.95%, 08/23/22		420	423,459
1.85%, 01/27/23		1,020	1,026,669
CCTI Ltd., 3.63%, 08/08/22.		3,765	3,774,413
Credit Suisse AG, 3.00%, 10/29/21		580	592,406
Credit Suisse Group AG(a)(k):
(USD Swap Semi 5 Year + 4.60%), 7.50%(b)		6,720	7,404,432
(USD Swap Semi 5 Year + 4.60%), 7.50%		700	793,552
(USD Swap Semi 5 Year + 3.46%), 6.25%		600	661,466
(USD Swap Semi 5 Year + 3.46%), 6.25%(b)		39,034	43,032,799
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 4.82%),
6.37%(b)		16,445	18,233,394
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 3.29%),
5.10%(b)		1,080	1,090,800
Deutsche Bank AG(a):
(USD Swap Semi 5 Year + 2.25%), 4.30%,
05/24/28		1,200	1,190,324
(USD Swap Rate 5 Year + 2.55%), 4.88%,
12/01/32		700	698,418
Dresdner Funding Trust I, 8.15%, 06/30/31(b) .		650	888,062
Goldman Sachs Group, Inc. (The):
2.88%, 02/25/21		640	646,782
5.25%, 07/27/21		1,450	1,523,590
2.35%, 11/15/21		745	748,417
(LIBOR USD 3 Month + 0.78%), 2.56%,
10/31/22(a)		280	282,384
(LIBOR USD 3 Month + 0.82%), 2.88%,
10/31/22(a)		3,000	3,051,791
(LIBOR USD 3 Month + 0.99%), 2.90%,
07/24/23(a)		3,000	3,063,410
Series Q, (US Treasury Yield Curve Rate T
Note Constant Maturity 5 Year + 3.62%),
5.50%(a)(k)		12,030	12,945,603
Series R, (US Treasury Yield Curve Rate T
Note Constant Maturity 5 Year + 3.22%),
4.95%(a)(k)		6,755	7,058,975
Guojing Capital BVI Ltd., 3.95%, 12/11/22		1,597	1,610,974
LPL Holdings, Inc.(b):
5.75%, 09/15/25		153	159,502
4.63%, 11/15/27		765	778,388
Macquarie Group Ltd., 6.13%, 12/31/99		1,680	1,785,000
Moody's Corp.:
2.75%, 12/15/21		185	188,393
2.63%, 01/15/23		255	261,391
Morgan Stanley:
5.75%, 01/25/21		1,370	1,422,571
2.63%, 11/17/21		3,290	3,341,550
2.75%, 05/19/22		2,000	2,042,719
Series F, 3.88%, 04/29/24		1,300	1,400,290
MSCI, Inc.(b):
5.25%, 11/15/24		236	243,080
5.75%, 08/15/25		430	448,683
4.75%, 08/01/26		641	671,448
5.38%, 05/15/27		1,755	1,901,981
4.00%, 11/15/29		838	855,808
Pershing Square Holdings Ltd., 5.50%,
07/15/22(b)		4,100	4,334,315
SURA Asset Management SA, 4.88%,
04/17/24(b)		8,838	9,531,231
UBS Group AG(a):
(USD Swap Rate 5 Year + 5.50%), 6.87%(k)		19,590	20,336,536
(EUR Swap Annual 5 Year + 5.29%),
5.75%(k)	EUR	2,984	3,599,243

		Par
Security		(000)	Value

Capital Markets (continued)
(LIBOR USD 3 Month + 0.95%), 2.86%,
08/15/23(b)	USD	570	$582,445
(USD Swap Semi 5 Year + 4.34%), 7.00%(b)
(k)		11,850	13,048,153
(USD Swap Semi 5 Year + 4.87%), 7.00%(k)		14,150	16,121,095
(USD Swap Semi 5 Year + 4.59%), 6.87%(k)		5,176	5,800,350
			201,325,727
Chemicals — 0.5%
Ashland LLC, 4.75%, 08/15/22(e)		93	97,762
Ashland Services BV, 2.00%, 01/30/28	EUR	820	908,512
Atotech Alpha 2 BV, 8.75%, (8.75% Cash or
9.50% PIK), 06/01/23(b)(i)	USD	1,953	1,987,373
Atotech Alpha 3 BV, 6.25%, 02/01/25(b)		10,098	10,312,582
Blue Cube Spinco LLC:
9.75%, 10/15/23		1,783	1,901,160
10.00%, 10/15/25		6,427	7,017,834
Braskem Idesa SAPI, 7.45%, 11/15/29(b)		1,900	2,009,250
CF Industries, Inc., 4.95%, 06/01/43		1,075	1,150,250
Chemours Co. (The):
6.63%, 05/15/23		3,581	3,525,244
7.00%, 05/15/25		326	311,982
5.38%, 05/15/27		1,226	1,063,555
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		10,997	11,059,780
Consolidated Energy Finance SA, 6.88%,
06/15/25(b)		350	346,937
CVR Partners LP, 9.25%, 06/15/23(b)		350	364,437
DuPont de Nemours, Inc., 3.77%, 11/15/20		605	614,007
Ecolab, Inc., 2.38%, 08/10/22		200	203,074
Element Solutions, Inc., 5.88%, 12/01/25(b)		10,814	11,177,567
ENN Clean Energy International Investment
Ltd., 7.50%, 02/27/21		200	205,750
FXI Holdings, Inc., 7.88%, 11/01/24(b)		395	374,262
Gates Global LLC, 6.25%, 01/15/26(b)		2,566	2,636,180
GCP Applied Technologies, Inc., 5.50%,
04/15/26(b)		1,931	2,008,240
INEOS Group Holdings SA, 5.63%, 08/01/24(b)		400	410,000
International Flavors & Fragrances, Inc., 3.40%,
09/25/20.		555	559,785
Monitchem HoldCo 2 SA, 9.50%, 09/15/26	EUR	600	682,332
Monitchem HoldCo 3 SA:
(EURIBOR 3 Month + 5.25%), 5.25%,
03/15/25(a)		544	613,881
5.25%, 03/15/25		807	936,183
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	311	315,665
OCI NV:
5.00%, 04/15/23	EUR	520	594,007
6.63%, 04/15/23(b)	USD	200	207,600
5.25%, 11/01/24(b)		660	679,800
Olin Corp.:
5.50%, 08/15/22		1,214	1,295,945
5.13%, 09/15/27		500	521,090
Pearl Holding III Ltd., 9.50%, 12/11/22		1,200	829,920
Phosagro OAO, 3.05%, 01/23/25(b)		4,047	4,062,176
PolyOne Corp., 5.25%, 03/15/23		400	431,500
PQ Corp.(b):
6.75%, 11/15/22		781	800,525
5.75%, 12/15/25		6,909	7,219,905
Rain CII Carbon LLC, 7.25%, 04/01/25(b)		400	396,000
Rock International Investment, Inc., 6.63%,
03/27/20.		2,883	1,202,496
Scotts Miracle-Gro Co. (The), 4.50%,
10/15/29(b)		695	718,456
SPCM SA, 4.88%, 09/15/25(b)		400	413,000
TPC Group, Inc., 10.50%, 08/01/24(b)		6	6,195
Tronox, Inc., 6.50%, 04/15/26(b)		500	497,500

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Chemicals (continued)
W.R. Grace & Co.(b):
5.13%, 10/01/21	USD	4,502	$4,675,102
5.63%, 10/01/24		2,218	2,445,012
Yingde Gases Investment Ltd., 6.25%,
01/19/23(b)		630	650,140
			90,439,953
Commercial Services & Supplies — 0.6%
AA Bond Co. Ltd., 4.25%, 07/31/20	GBP	290	387,304
ADT Security Corp. (The):
6.25%, 10/15/21	USD	925	978,983
3.50%, 07/15/22		902	914,671
4.13%, 06/15/23		737	748,976
4.88%, 07/15/32(b)		8,259	7,679,218
Allied Universal Holdco LLC(b):
6.63%, 07/15/26		12,249	13,022,218
9.75%, 07/15/27		3,365	3,592,138
APX Group, Inc.:
8.75%, 12/01/20		2,036	2,039,181
7.88%, 12/01/22		4,817	4,898,952
8.50%, 11/01/24(b)		414	440,566
Aramark Services, Inc.:
5.00%, 04/01/25(b)		383	398,998
4.75%, 06/01/26		350	364,000
5.00%, 02/01/28(b)		5,025	5,263,687
Brink's Co. (The), 4.63%, 10/15/27(b)		425	433,500
Clean Harbors, Inc.(b):
4.88%, 07/15/27		3,523	3,707,605
5.13%, 07/15/29		250	266,250
Garda World Security Corp., 4.63%, 02/15/27(b)		2,028	2,007,416
GFL Environmental, Inc.(b):
5.38%, 03/01/23		237	242,036
7.00%, 06/01/26		4,647	4,843,104
5.13%, 12/15/26		4,206	4,331,549
8.50%, 05/01/27		6,639	7,236,510
GW B-CR Security Corp., 9.50%, 11/01/27(b) .		1,020	1,088,850
IAA, Inc., 5.50%, 06/15/27(b)		3,513	3,727,820
Intrum AB:
2.75%, 07/15/22	EUR	335	375,076
3.50%, 07/15/26		952	1,073,976
3.00%, 09/15/27		500	544,710
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	USD	1,875	1,923,431
Mobile Mini, Inc., 5.88%, 07/01/24.		4,773	4,963,920
Nielsen Co. Luxembourg SARL (The)(b):
5.50%, 10/01/21		100	100,150
5.00%, 02/01/25		762	775,426
Prime Security Services Borrower LLC(b):
9.25%, 05/15/23		659	690,302
5.25%, 04/15/24		2,769	2,886,683
5.75%, 04/15/26		5,657	5,968,135
6.25%, 01/15/28		885	874,159
Ritchie Bros Auctioneers, Inc., 5.38%,
01/15/25(b)		1,655	1,719,131
SPIE SA, 2.63%, 06/18/26	EUR	800	914,026
Techem Verwaltungsgesellschaft 674 mbH,
6.00%, 07/30/26		1,004	1,198,285
Tuspark Forward Ltd., 7.95%, 08/15/21	USD	600	531,000
Verisure Holding AB, 3.50%, 05/15/23	EUR	705	798,354
Verisure Midholding AB, 5.75%, 12/01/23		929	1,054,922
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	USD	3,371	3,463,214
			98,468,432
Communications Equipment — 0.2%
CommScope Technologies LLC(b):
6.00%, 06/15/25		800	766,000
5.00%, 03/15/27		180	163,350

		Par
Security		(000)	Value

Communications Equipment (continued)
CommScope, Inc.(b):
5.50%, 03/01/24	USD	8,656	$8,894,040
5.50%, 06/15/24		325	323,375
6.00%, 03/01/26		1,109	1,163,066
Nokia OYJ:
3.38%, 06/12/22		395	400,925
4.38%, 06/12/27		380	400,900
6.63%, 05/15/39		3,573	4,341,195
ViaSat, Inc.(b):
5.63%, 09/15/25		500	508,600
5.63%, 04/15/27		9,750	10,212,150
			27,173,601
Construction & Engineering — 0.2%
AECOM:
5.88%, 10/15/24		1,580	1,751,430
5.13%, 03/15/27		1,650	1,761,045
Aeropuertos Argentina 2000 SA, 6.88%,
02/01/27(b)		3,625	3,513,984
Aeropuertos Dominicanos Siglo XXI SA, 6.75%,
03/30/29(b)		1,800	1,988,568
Aldesa Financial Services SA, 7.25%, 04/01/21 EUR		490	516,263
Brand Industrial Services, Inc., 8.50%,
07/15/25(b)	USD	3,391	3,399,037
China City Construction International Co. Ltd.,
5.35%, 07/03/17(f)(l)	CNY	6,794	53,393
China Singyes Solar Technologies Holdings
Ltd., 2.00%, (2.00% Cash or 6.00% PIK),
12/19/22(i)	USD	1,547	1,307,303
Delhi International Airport Ltd.:
6.45%, 06/04/29(b)		945	1,012,331
6.45%, 06/04/29		2,825	3,026,281
Ferrovial Netherlands BV, (EUR Swap Annual 5
Year + 2.13%), 2.12%(a)(k)	EUR	1,500	1,652,426
GMR Hyderabad International Airport Ltd.,
4.25%, 10/27/27	USD	630	602,241
Heathrow Finance plc:
4.75%, 03/01/24	GBP	200	282,673
4.13%, 09/01/29		1,071	1,452,440
Leader Goal International Ltd., (US Treasury
Yield Curve Rate T Note Constant Maturity 5
Year + 6.92%), 4.25%(a)(k)	USD	1,500	1,537,969
Mexico City Airport Trust, 4.25%, 10/31/26(b)	.	7,105	7,650,309
Novafives SAS, 5.00%, 06/15/25	EUR	787	752,809
Tutor Perini Corp., 6.88%, 05/01/25(b)	USD	340	319,600
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21		2,995	3,006,231
			35,586,333
Construction Materials — 0.0%
CEMEX Finance LLC, 4.63%, 06/15/24	EUR	300	345,607
Cemex SAB de CV:
3.13%, 03/19/26		800	928,275
Holcim Finance Luxembourg SA, (EURIBOR
Swap Rate 5 Year + 3.07%), 3.00%(a)(k)		450	525,828
Inversiones CMPC SA, 3.85%, 01/13/30(b)	USD	4,000	4,110,000
			5,909,710
Consumer Finance — 0.7%
AerCap Ireland Capital DAC:
4.50%, 05/15/21		3,483	3,597,495
3.95%, 02/01/22		2,055	2,126,925
2.88%, 08/14/24		350	357,604
3.50%, 01/15/25		650	681,906
Ally Financial, Inc.:
8.00%, 03/15/20		400	402,500
4.13%, 03/30/20		410	411,402
5.75%, 11/20/25		975	1,108,293

SCHEDULE OF INVESTMENTS	67

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Consumer Finance (continued)
8.00%, 11/01/31	USD	13,481	$18,940,805
American Express Co.:
3.70%, 11/05/21		1,700	1,756,259
2.75%, 05/20/22		900	919,501
American Honda Finance Corp.:
2.20%, 06/27/22		1,600	1,617,386
1.95%, 05/10/23		590	594,625
Capital One Financial Corp.:
3.45%, 04/30/21		3,000	3,058,621
3.20%, 01/30/23		420	435,647
3.75%, 04/24/24		400	427,375
Caterpillar Financial Services Corp.:
1.70%, 08/09/21		1,000	1,000,637
2.95%, 02/26/22		990	1,015,419
1.95%, 11/18/22		1,570	1,583,054
CDBL Funding 1:
4.25%, 12/02/24		3,800	4,071,937
3.50%, 10/24/27		2,370	2,475,169
Credit Acceptance Corp., 6.63%, 03/15/26(b)		404	435,310
Curo Group Holdings Corp., 8.25%, 09/01/25(b)		1,175	1,035,962
Ford Motor Credit Co. LLC:
3.20%, 01/15/21		400	403,318
3.34%, 03/18/21		2,000	2,022,769
3.47%, 04/05/21		1,000	1,014,196
5.60%, 01/07/22		1,000	1,055,944
3.34%, 03/28/22		600	608,425
3.09%, 01/09/23		1,770	1,785,250
5.58%, 03/18/24		800	870,889
2.33%, 11/25/25	EUR	775	883,687
General Motors Financial Co., Inc.:
3.20%, 07/13/20	USD	1,100	1,104,783
4.20%, 03/01/21		2,000	2,043,562
3.55%, 04/09/21		2,000	2,037,073
4.20%, 11/06/21		2,595	2,684,806
3.15%, 06/30/22		435	445,102
3.55%, 07/08/22		1,690	1,744,488
3.25%, 01/05/23		550	566,517
Series B, (LIBOR USD 3 Month + 3.44%),
6.50%(a)(k)		4,364	4,655,559
Global Aircraft Leasing Co. Ltd., 6.50%, (6.50%
Cash or 7.25% PIK), 09/15/24(b)(i)		7,279	7,588,358
goeasy Ltd., 5.38%, 12/01/24(b)		995	1,018,631
John Deere Capital Corp.:
2.30%, 06/07/21		940	947,999
3.20%, 01/10/22		460	474,210
2.95%, 04/01/22		820	842,508
1.95%, 06/13/22		1,045	1,054,735
2.60%, 03/07/24		205	211,967
King Talent Management Ltd., (US Treasury
Yield Curve Rate T Note Constant Maturity 5
Year + 3.52%), 5.60%(a)(k)		1,136	1,037,963
Manappuram Finance Ltd., 5.90%, 01/13/23		630	634,725
Muthoot Finance Ltd., 6.13%, 10/31/22(b)		3,800	3,937,750
Navient Corp.:
5.00%, 10/26/20		102	103,428
6.63%, 07/26/21		160	168,616
6.50%, 06/15/22		645	685,312
7.25%, 09/25/23		628	693,940
6.13%, 03/25/24		2,821	3,005,268
5.88%, 10/25/24		600	632,952
6.75%, 06/15/26		2,820	3,059,700
5.00%, 03/15/27		3,215	3,206,963
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		945	842,231
PACCAR Financial Corp.:
2.65%, 05/10/22		1,200	1,226,419

		Par
Security		(000)	Value

Consumer Finance (continued)
1.90%, 02/07/23	USD	505	$509,721
Springleaf Finance Corp.:
7.75%, 10/01/21		250	269,067
6.13%, 05/15/22		800	852,000
5.63%, 03/15/23		630	674,100
6.13%, 03/15/24		1,885	2,045,225
6.88%, 03/15/25		3,615	4,075,913
7.13%, 03/15/26		8,474	9,722,644
6.63%, 01/15/28		2,410	2,711,250
5.38%, 11/15/29		1,449	1,506,815
Synchrony Financial, 2.85%, 07/25/22		580	591,257
Toyota Motor Credit Corp.:
1.80%, 10/07/21		1,050	1,053,750
2.65%, 04/12/22		300	306,661
Volkswagen International Finance NV, Series
NC6, (EUR Swap Annual 6 Year + 2.97%),
3.38%(a)(k)	EUR	400	471,046
Voyager Aviation Holdings LLC, 8.50%,
08/15/21(b)	USD	790	807,775
			128,951,099
Containers & Packaging — 0.5%
ARD Finance SA, 6.50%, 06/30/27(b)		3,087	3,187,135
Ardagh Packaging Finance plc:
4.25%, 09/15/22(b)		500	506,250
6.00%, 02/15/25(b)		2,000	2,090,000
4.13%, 08/15/26(b)		4,647	4,780,611
4.75%, 07/15/27	GBP	1,268	1,738,885
5.25%, 08/15/27(b)	USD	1,163	1,219,696
Ball Corp.:
5.00%, 03/15/22		400	422,500
4.00%, 11/15/23		300	317,190
5.25%, 07/01/25		1,050	1,176,000
Berry Global, Inc.:
5.50%, 05/15/22		150	151,125
1.00%, 01/15/25	EUR	230	252,530
4.50%, 02/15/26(b)	USD	580	588,700
4.88%, 07/15/26(b)		3,529	3,687,283
1.50%, 01/15/27	EUR	395	436,215
Cascades, Inc.(b):
5.13%, 01/15/26	USD	800	826,000
5.38%, 01/15/28		700	724,290
Crown Americas LLC:
4.50%, 01/15/23		750	788,574
4.75%, 02/01/26		8,826	9,146,825
4.25%, 09/30/26		4,926	5,135,355
Crown European Holdings SA, 3.38%, 05/15/25 EUR		289	348,980
Greif, Inc., 6.50%, 03/01/27(b)	USD	495	533,051
Klabin Finance SA, 4.88%, 09/19/27(b)		3,000	3,152,813
LABL Escrow Issuer LLC, 6.75%, 07/15/26(b) .		2,675	2,873,030
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24	EUR	661	748,579
5.50%, 04/15/24(b)	USD	11,629	11,983,336
OI European Group BV, 2.88%, 02/15/25	EUR	1,166	1,325,481
Owens-Brockway Glass Container, Inc.(b):
5.00%, 01/15/22	USD	350	362,250
5.88%, 08/15/23		450	481,500
Plastipak Holdings, Inc., 6.25%, 10/15/25(b)		350	308,000
Reynolds Group Issuer, Inc.(b):
(LIBOR USD 3 Month + 3.50%), 5.33%,
07/15/21(a)		1,838	1,838,018
5.13%, 07/15/23		3,278	3,345,232
7.00%, 07/15/24		2,935	3,030,388
Sealed Air Corp., 5.25%, 04/01/23(b)		486	516,375
Trivium Packaging Finance BV(e):
3.75%, 08/15/26	EUR	1,234	1,430,879

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Containers & Packaging (continued)
5.50%, 08/15/26(b)	USD	9,662	$10,181,332
8.50%, 08/15/27(b)		9,222	10,144,200
WRKCo, Inc., 3.75%, 03/15/25.		100	107,165
			89,885,773
Distributors — 0.1%(b)
American Builders & Contractors Supply Co.,
Inc.:
5.88%, 05/15/26		2,451	2,579,677
4.00%, 01/15/28		2,191	2,209,054
Core & Main Holdings LP, 8.63%, (8.63% Cash
or 9.38% PIK), 09/15/24(i)		2,609	2,719,882
Core & Main LP, 6.13%, 08/15/25		8,453	8,684,359
Performance Food Group, Inc., 5.50%,
10/15/27.		2,109	2,219,723
Wolverine Escrow LLC:
8.50%, 11/15/24		1,676	1,723,481
9.00%, 11/15/26		2,519	2,616,435
			22,752,611
Diversified Consumer Services — 0.1%
Bright Scholar Education Holdings Ltd., 7.45%,
07/31/22.		3,210	3,294,263
Carriage Services, Inc., 6.63%, 06/01/26(b)		1,600	1,704,000
frontdoor, Inc., 6.75%, 08/15/26(b)		3,955	4,323,428
Graham Holdings Co., 5.75%, 06/01/26(b)		2,609	2,778,585
Laureate Education, Inc., 8.25%, 05/01/25(b)		592	634,180
Service Corp. International:
4.63%, 12/15/27		833	871,027
5.13%, 06/01/29		3,159	3,364,019
ServiceMaster Co. LLC (The), 5.13%,
11/15/24(b)		5,322	5,500,127
Sotheby's, 7.38%, 10/15/27(b)		3,319	3,380,899
			25,850,528
Diversified Financial Services — 0.4%
Arrow Global Finance plc:
5.13%, 09/15/24	GBP	556	746,108
(EURIBOR 3 Month + 3.75%), 3.75%,
03/01/26(a)	EUR	132	147,158
Banco Votorantim SA, 4.50%, 09/24/24(b)	USD	3,000	3,115,500
Cabot Financial Luxembourg II SA, (EURIBOR
3 Month + 6.38%), 6.37%, 06/14/24(a)	EUR	267	306,214
Cabot Financial Luxembourg SA, 7.50%,
10/01/23.	GBP	2,355	3,225,959
CK Hutchison International 16 Ltd., 1.88%,
10/03/21(b)	USD	905	900,758
Fairstone Financial, Inc., 7.88%, 07/15/24(b)		1,217	1,315,881
Garfunkelux Holdco 3 SA:
7.50%, 08/01/22	EUR	1,470	1,635,182
8.50%, 11/01/22	GBP	300	394,169
GE Capital International Funding Co. Unlimited
Co., 2.34%, 11/15/20	USD	693	695,340
HBOS Capital Funding LP:
6.85%(k)		5,805	5,933,685
LHC3 plc, 4.13%, (4.13% Cash or 9.00% PIK),
08/15/24(i)	EUR	2,056	2,343,368
MDGH - GMTN BV, 2.50%, 11/07/24(b)	USD	6,063	6,146,366
MPH Acquisition Holdings LLC, 7.13%,
06/01/24(b)		4,924	4,769,485
National Rural Utilities Cooperative Finance
Corp., 1.75%, 01/21/22.		2,380	2,387,417
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26(b)	EUR	2,815	3,383,441
4.50%, 05/15/26		2,331	2,801,706
6.25%, 05/15/26(b)	USD	9,415	10,180,439
8.25%, 11/15/26(b)		5,657	6,300,767

		Par
Security		(000)	Value

Diversified Financial Services (continued)
Stena International SA, 3.75%, 02/01/25.	EUR	511	$575,934
Synchrony Bank, 3.65%, 05/24/21	USD	650	664,199
Verscend Escrow Corp., 9.75%, 08/15/26(b)		14,188	15,429,450
			73,398,526
Diversified Telecommunication Services — 1.3%
Altice France SA:
2.50%, 01/15/25	EUR	817	904,961
2.13%, 02/15/25		738	802,109
7.38%, 05/01/26(b)	USD	15,756	16,781,401
5.88%, 02/01/27	EUR	1,400	1,717,641
8.13%, 02/01/27(b)	USD	11,110	12,415,425
3.38%, 01/15/28	EUR	1,067	1,201,654
5.50%, 01/15/28(b)	USD	5,133	5,242,179
AT&T, Inc.:
2.80%, 02/17/21		3,000	3,029,499
3.88%, 08/15/21		2,000	2,063,762
3.20%, 03/01/22		70	71,891
3.00%, 06/30/22		2,700	2,767,311
4.05%, 12/15/23(e)		1,000	1,081,325
3.95%, 01/15/25		600	651,756
Bakrie Telecom Pte. Ltd., 11.50%, 05/07/15(f)(l)		1,000	10,000
CCO Holdings LLC:
5.13%, 02/15/23		1,000	1,007,520
4.00%, 03/01/23(b)		165	167,475
5.13%, 05/01/23(b)		800	812,664
5.75%, 01/15/24		62	63,317
5.88%, 04/01/24(b)		1,000	1,032,080
5.38%, 05/01/25(b)		400	413,000
5.50%, 05/01/26(b)		800	836,000
5.13%, 05/01/27(b)		11,214	11,719,191
5.88%, 05/01/27(b)		630	663,743
5.00%, 02/01/28(b)		1,891	1,978,459
5.38%, 06/01/29(b)		11,591	12,402,370
4.75%, 03/01/30(b)		7,810	8,029,656
CenturyLink, Inc.:
Series T, 5.80%, 03/15/22		1,000	1,054,030
Series W, 6.75%, 12/01/23		2,340	2,594,475
Series Y, 7.50%, 04/01/24		4,198	4,736,729
5.13%, 12/15/26(b)		7,951	8,189,530
4.00%, 02/15/27(b)		4,351	4,386,678
Series P, 7.60%, 09/15/39		2,451	2,651,369
Series U, 7.65%, 03/15/42		5,998	6,503,212
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		1,175	1,229,344
DKT Finance ApS, 9.38%, 06/17/23(b)		1,200	1,281,540
Frontier Communications Corp., 8.00%,
04/01/27(b)		12,539	13,088,208
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		5,059	4,059,848
8.00%, 02/15/24(b)		1,040	1,064,263
9.75%, 07/15/25(b)		3,786	3,227,565
Koninklijke KPN NV(a):
(EUR Swap Annual 5 Year + 2.34%),
2.00%(k)	EUR	1,200	1,343,290
(USD Swap Semi 10 Year + 5.21%), 7.00%,
03/28/73(b)	USD	200	220,500
Level 3 Financing, Inc.:
5.38%, 08/15/22		2,303	2,312,212
5.38%, 01/15/24		555	561,704
5.38%, 05/01/25		2,257	2,330,353
5.25%, 03/15/26		1,314	1,366,691
4.63%, 09/15/27(b)		2,587	2,658,194
Metropolitan Light Co. Ltd., 5.50%, 11/21/22(b)		395	408,825
Network i2i Ltd., (US Treasury Yield Curve Rate
T Note Constant Maturity 5 Year + 4.27%),
5.65%(a)(k)		1,260	1,255,590

SCHEDULE OF INVESTMENTS	69

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Diversified Telecommunication Services (continued)
Oi SA, 10.00%, (10.00% Cash or 4.00% PIK),
07/27/25(i)	USD	900	$872,550
Qualitytech LP, 4.75%, 11/15/25(b)		182	188,142
Qwest Corp., 6.75%, 12/01/21		500	535,940
RCS & RDS SA:
2.50%, 02/05/25	EUR	400	444,636
3.25%, 02/05/28		400	446,259
Sable International Finance Ltd., 5.75%,
09/07/27(b)	USD	1,375	1,452,344
SES GLOBAL Americas Holdings GP, 5.30%,
03/25/44(b)		300	312,446
Sprint Capital Corp.:
6.88%, 11/15/28		5,996	6,100,930
8.75%, 03/15/32		6,876	7,615,170
Telecom Argentina SA, 6.50%, 06/15/21(b)		6,992	6,887,120
Telecom Italia Capital SA:
6.38%, 11/15/33		1,141	1,330,748
6.00%, 09/30/34		5,498	6,179,505
7.20%, 07/18/36		85	105,400
7.72%, 06/04/38		154	200,054
Telecom Italia Finance SA, 7.75%, 01/24/33 .	EUR	610	1,014,781
Telecom Italia SpA:
1.13%, 03/26/22(m)		300	333,615
5.88%, 05/19/23	GBP	500	739,254
4.00%, 04/11/24	EUR	1,978	2,425,136
5.30%, 05/30/24(b)	USD	4,181	4,557,290
2.75%, 04/15/25	EUR	1,906	2,234,964
3.00%, 09/30/25		300	358,021
Telesat Canada(b):
4.88%, 06/01/27	USD	3,667	3,767,292
6.50%, 10/15/27		495	518,513
Verizon Communications, Inc.:
4.60%, 04/01/21		2,000	2,067,807
2.95%, 03/15/22		1,050	1,076,693
3.88%, 02/08/29		880	991,507
Virgin Media Finance plc(b):
6.00%, 10/15/24		300	309,030
5.75%, 01/15/25		8,239	8,486,170
Virgin Media Secured Finance plc:
5.50%, 08/15/26(b)		500	524,385
4.88%, 01/15/27	GBP	945	1,290,734
5.00%, 04/15/27		600	834,886
6.25%, 03/28/29		939	1,319,480
5.50%, 05/15/29(b)	USD	5,233	5,507,733
			225,419,074
Electric Utilities — 0.6%
1MDB Energy Ltd., 5.99%, 05/11/22		5,700	5,992,117
Adani Transmission Ltd., 4.00%, 08/03/26		1,406	1,467,952
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)		270	284,129
American Electric Power Co., Inc., Series I,
3.65%, 12/01/21		430	445,187
ContourGlobal Power Holdings SA:
3.38%, 08/01/23	EUR	804	911,989
4.13%, 08/01/25		935	1,079,736
DPL, Inc., 7.25%, 10/15/21	USD	73	77,380
Drax Finco plc, 6.63%, 11/01/25(b)		450	476,091
Duke Energy Carolinas LLC, 3.35%, 05/15/22		1,700	1,766,420
Duke Energy Corp.:
3.95%, 10/15/23		470	501,729
3.75%, 04/15/24		1,160	1,242,035
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 3.39%),
4.88%(a)(k)		30,400	32,266,864
EDP - Energias de Portugal SA, (EUR Swap
Annual 5 Year + 4.29%), 4.50%, 04/30/79(a)	EUR	500	618,746

		Par
Security		(000)	Value

Electric Utilities (continued)
Enel Americas SA, 4.00%, 10/25/26	USD	7,217	$7,654,531
Eversource Energy, 2.50%, 03/15/21		1,000	1,007,679
Exelon Corp., 2.45%, 04/15/21.		805	810,465
FirstEnergy Corp., Series A, 2.85%, 07/15/22 .		464	474,062
Georgia Power Co., Series C, 2.00%, 09/08/20		1,000	1,001,949
Greenko Investment Co., 4.88%, 08/16/23		2,238	2,243,595
Huachen Energy Co. Ltd., 6.63%, 05/18/20(f)(l)		1,800	732,375
Kallpa Generacion SA, 4.88%, 05/24/26		11,645	12,540,209
Mong Duong Finance Holdings BV, 5.13%,
05/07/29.		3,063	3,155,441
Naturgy Finance BV, (EUR Swap Annual 8 Year
+ 3.35%), 4.13%(a)(k)	EUR	1,800	2,157,043
NextEra Energy Capital Holdings, Inc.:
Series H, 3.34%, 09/01/20	USD	895	902,412
2.90%, 04/01/22		780	798,347
NextEra Energy Operating Partners LP(b):
4.25%, 07/15/24		2,947	3,072,896
4.25%, 09/15/24		733	763,236
4.50%, 09/15/27		3,163	3,298,550
NV Energy, Inc., 6.25%, 11/15/20		790	817,826
Pampa Energia SA, 7.38%, 07/21/23(b)		5,795	5,309,669
Progress Energy, Inc.:
4.40%, 01/15/21		500	508,797
3.15%, 04/01/22		700	716,126
Southern California Edison Co., Series A,
2.90%, 03/01/21		350	354,079
Southern Co. (The), Series B, (LIBOR USD 3
Month + 3.63%), 5.50%, 03/15/57(a)		7,475	7,827,796
Star Energy Geothermal Wayang Windu Ltd.,
6.75%, 04/24/33		506	543,950
Vistra Operations Co. LLC(b):
5.63%, 02/15/27		944	981,760
5.00%, 07/31/27		365	375,950
Wisconsin Electric Power Co., 2.95%, 09/15/21		1,000	1,016,169
Xcel Energy, Inc., 2.40%, 03/15/21		1,000	1,007,089
			107,202,376
Electrical Equipment — 0.1%(b)
Sensata Technologies BV:
4.88%, 10/15/23		175	186,375
5.00%, 10/01/25		8,506	9,207,745
Vertiv Group Corp., 9.25%, 10/15/24		4,725	5,064,633
			14,458,753
Electronic Equipment, Instruments & Components — 0.1%
Belden, Inc.:
4.13%, 10/15/26	EUR	1,260	1,487,564
3.88%, 03/15/28		500	588,120
CDW LLC, 5.50%, 12/01/24	USD	6,186	6,905,122
Ingram Micro, Inc., 5.45%, 12/15/24(e)		375	400,483
Sensata Technologies, Inc., 4.38%, 02/15/30(b)		1,020	1,033,821
			10,415,110
Energy Equipment & Services — 0.2%
Anton Oilfield Services Group:
9.75%, 12/05/20		1,769	1,787,796
7.50%, 12/02/22		1,925	1,796,718
Apergy Corp., 6.38%, 05/01/26		1,683	1,768,168
Archrock Partners LP(b):
6.88%, 04/01/27		1,144	1,220,310
6.25%, 04/01/28		1,000	1,028,750
Baker Hughes a GE Co. LLC, 2.77%, 12/15/22		410	420,853
CSI Compressco LP, 7.50%, 04/01/25(b)		1,100	1,092,212
Halliburton Co., 3.50%, 08/01/23		500	523,478
Hilong Holding Ltd., 8.25%, 09/26/22		1,415	1,435,783
Nabors Industries Ltd.(b):
7.25%, 01/15/26		1,589	1,587,173

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Energy Equipment & Services (continued)
7.50%, 01/15/28	USD	1,491	$1,476,090
Nabors Industries, Inc.:
5.00%, 09/15/20		116	116,870
4.63%, 09/15/21		181	181,000
5.10%, 09/15/23		255	232,687
5.75%, 02/01/25		600	492,000
Nine Energy Service, Inc., 8.75%, 11/01/23(b) .		300	254,250
Noble Holding International Ltd.:
7.75%, 01/15/24		21	10,815
7.88%, 02/01/26(b)		290	207,350
Pacific Drilling SA, 8.38%, 10/01/23(b)		973	817,320
Precision Drilling Corp., 7.13%, 01/15/26(b)		550	522,500
Rowan Cos., Inc., 4.88%, 06/01/22		2,273	1,682,020
Tervita Corp., 7.63%, 12/01/21(b)		4,039	4,109,682
Transocean Guardian Ltd., 5.88%, 01/15/24(b)		192	196,134
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(b)		385	408,100
Transocean Pontus Ltd., 6.13%, 08/01/25(b)		167	172,010
Transocean Proteus Ltd., 6.25%, 12/01/24(b) .		315	323,662
Transocean, Inc.:
8.37%, 12/15/21(e)		242	250,470
9.00%, 07/15/23(b)		1,947	2,091,857
8.00%, 02/01/27(b)		2,423	2,255,328
USA Compression Partners LP:
6.88%, 04/01/26		7,964	8,282,560
6.88%, 09/01/27		3,175	3,309,620
			40,053,566
Entertainment — 0.2%
Electronic Arts, Inc., 3.70%, 03/01/21		1,000	1,018,677
Lions Gate Capital Holdings LLC(b):
6.38%, 02/01/24		982	986,910
5.88%, 11/01/24		1,080	1,055,700
Live Nation Entertainment, Inc.(b):
4.88%, 11/01/24		1,327	1,371,587
4.75%, 10/15/27		1,065	1,095,672
NBCUniversal Media LLC, 4.38%, 04/01/21		890	917,944
Netflix, Inc.:
5.38%, 02/01/21		317	325,321
5.50%, 02/15/22		700	739,445
5.88%, 02/15/25		1,179	1,321,954
4.88%, 04/15/28		673	720,110
5.88%, 11/15/28		6,323	7,120,646
3.88%, 11/15/29	EUR	1,530	1,788,622
5.38%, 11/15/29(b)	USD	4,462	4,856,620
3.63%, 06/15/30	EUR	1,963	2,258,422
4.88%, 06/15/30(b)	USD	4,813	5,020,561
Pinewood Finance Co. Ltd., 3.25%, 09/30/25 .	GBP	726	977,857
Walt Disney Co. (The):
4.50%, 02/15/21	USD	1,500	1,543,691
1.65%, 09/01/22		600	602,286
			33,722,025
Equity Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp.:
3.30%, 02/15/21		2,000	2,027,489
3.00%, 06/15/23		1,500	1,551,929
Brookfield Property REIT, Inc., 5.75%,
05/15/26(b)		3,144	3,280,544
CoreCivic, Inc., 4.75%, 10/15/27		1,333	1,226,360
Crown Castle International Corp.:
3.40%, 02/15/21		3,300	3,346,577
3.20%, 09/01/24		400	419,891
CyrusOne LP, 1.45%, 01/22/27	EUR	350	394,141
Equinix, Inc., 2.63%, 11/18/24	USD	760	768,124
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		945	968,625
GEO Group, Inc. (The), 5.13%, 04/01/23		2,700	2,544,750

		Par
Security		(000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
GLP Capital LP:
4.38%, 04/15/21	USD	1,700	$1,734,000
5.25%, 06/01/25		1,426	1,596,869
5.38%, 04/15/26		217	246,230
HAT Holdings I LLC, 5.25%, 07/15/24(b)		930	976,500
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	880	1,183,652
Iron Mountain, Inc.:
6.00%, 08/15/23	USD	200	204,250
3.00%, 01/15/25	EUR	970	1,088,839
4.88%, 09/15/27(b)	USD	3,204	3,300,120
5.25%, 03/15/28(b)		1,050	1,097,250
4.88%, 09/15/29(b)		1,271	1,296,547
iStar, Inc., 4.25%, 08/01/25		700	703,500
Kimco Realty Corp., 3.20%, 05/01/21.		960	974,802
MGM Growth Properties Operating Partnership
LP:
5.63%, 05/01/24		3,803	4,148,274
4.50%, 09/01/26		1,754	1,824,783
5.75%, 02/01/27		2,046	2,276,175
4.50%, 01/15/28		7,600	7,841,718
MPT Operating Partnership LP:
6.38%, 03/01/24		255	263,231
5.50%, 05/01/24		169	172,591
5.25%, 08/01/26		1,055	1,106,431
5.00%, 10/15/27		12,418	13,053,802
4.63%, 08/01/29		3,030	3,166,350
Ryman Hospitality Properties, Inc., 4.75%,
10/15/27(b)		4,421	4,597,840
SBA Communications Corp.:
4.88%, 07/15/22		350	354,445
4.00%, 10/01/22		7,900	8,038,250
4.88%, 09/01/24		12,143	12,552,826
3.88%, 02/15/27(b)		5,516	5,591,845
Trust F/1401, 6.95%, 01/30/44		1,700	2,072,406
VICI Properties LP(b):
3.50%, 02/15/25		2,954	2,999,019
4.25%, 12/01/26		8,604	8,830,543
3.75%, 02/15/27		3,497	3,514,485
4.63%, 12/01/29		6,630	6,928,350
4.13%, 08/15/30		6,974	7,063,267
			127,327,620
Food & Staples Retailing — 0.1%
Albertsons Cos., Inc.:
6.63%, 06/15/24		1,286	1,337,440
5.75%, 03/15/25		2,841	2,940,492
7.50%, 03/15/26(b)		70	77,525
4.63%, 01/15/27(b)		4,663	4,727,722
5.88%, 02/15/28(b)		3,403	3,632,703
4.88%, 02/15/30(b)		2,096	2,151,502
Casino Guichard Perrachon SA(e):
4.56%, 01/25/23	EUR	200	216,244
3.58%, 02/07/25		300	283,353
4.05%, 08/05/26		300	279,948
Distribuidora Internacional de Alimentacion SA,
1.00%, 04/28/21		700	675,489
Iceland Bondco plc, 4.63%, 03/15/25	GBP	971	1,051,409
Ingles Markets, Inc., 5.75%, 06/15/23	USD	389	395,644
Picard Groupe SAS, (EURIBOR 3 Month +
3.00%), 3.00%, 11/30/23(a)	EUR	1,200	1,284,280
Quatrim SASU, 5.88%, 01/15/24		300	346,855
Sysco Corp.:
2.60%, 10/01/20	USD	1,000	1,004,947
2.60%, 06/12/22		1,000	1,018,222
			21,423,775

SCHEDULE OF INVESTMENTS	71

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Food Products — 0.5%
Arcor SAIC, 6.00%, 07/06/23(b)	USD	8,494	$8,336,861
BRF GmbH, 4.35%, 09/29/26		1,740	1,778,063
Chobani LLC, 7.50%, 04/15/25(b)		4,280	4,256,974
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		1,650	1,740,750
General Mills, Inc.:
3.20%, 04/16/21		1,000	1,018,142
3.70%, 10/17/23		370	393,699
Grupo Bimbo SAB de CV, 4.50%, 01/25/22		6,813	7,119,585
Health & Happiness H&H International Holdings
Ltd., 5.63%, 10/24/24		630	655,003
JBS Investments II GmbH(b):
7.00%, 01/15/26		350	380,978
5.75%, 01/15/28		3,000	3,167,130
JBS USA LUX SA(b):
5.88%, 07/15/24		911	935,579
5.75%, 06/15/25		10,418	10,787,839
6.75%, 02/15/28		3,397	3,763,876
6.50%, 04/15/29		7,282	8,155,840
5.50%, 01/15/30		3,229	3,487,320
Knight Castle Investments Ltd., 7.99%,
01/23/21.		231	117,810
Lamb Weston Holdings, Inc.(b):
4.63%, 11/01/24		400	420,000
4.88%, 11/01/26		800	843,500
MARB BondCo plc, 7.00%, 03/15/24		2,029	2,100,015
Minerva Luxembourg SA, 6.50%, 09/20/26(b) .		2,676	2,844,086
Nomad Foods Bondco plc, 3.25%, 05/15/24. .	EUR	400	452,652
Pilgrim's Pride Corp.(b):
5.75%, 03/15/25	USD	3,645	3,745,237
5.88%, 09/30/27		900	954,630
Post Holdings, Inc.(b):
5.50%, 03/01/25		1,301	1,347,615
5.00%, 08/15/26		12,946	13,366,745
5.75%, 03/01/27		1,900	2,004,500
5.63%, 01/15/28		1,342	1,419,165
5.50%, 12/15/29		155	164,091
Premier Foods Finance plc, 6.25%, 10/15/23 .	GBP	400	549,988
Sigma Holdco BV, 7.88%, 05/15/26(b)	USD	200	206,000
Simmons Foods, Inc.(b):
7.75%, 01/15/24		2,959	3,166,130
5.75%, 11/01/24		385	388,850
TreeHouse Foods, Inc., 6.00%, 02/15/24(b)		530	544,575
			90,613,228
Gas Utilities — 0.0%
AmeriGas Partners LP:
5.63%, 05/20/24		550	584,485
5.88%, 08/20/26		250	273,625
5.75%, 05/20/27		750	819,375
China Oil & Gas Group Ltd., 5.50%, 01/25/23.		630	648,112
ENN Energy Holdings Ltd., 3.25%, 07/24/22 .		2,155	2,179,917
Suburban Propane Partners LP, 5.88%,
03/01/27.		800	824,000
Superior Plus LP, 7.00%, 07/15/26(b)		300	323,252
			5,652,766
Health Care Equipment & Supplies — 0.1%
Becton Dickinson and Co.:
3.25%, 11/12/20		927	936,303
2.89%, 06/06/22		900	920,743
DH Europe Finance II SARL, 2.05%, 11/15/22		715	720,389
Hill-Rom Holdings, Inc., 4.38%, 09/15/27(b)		370	378,325
Hologic, Inc.(b):
4.38%, 10/15/25		1,448	1,474,542
4.63%, 02/01/28		1,469	1,545,542

		Par
Security		(000)	Value

Health Care Equipment & Supplies (continued)
Ortho-Clinical Diagnostics, Inc.(b):
6.63%, 05/15/22	USD	3,736	$3,721,990
7.25%, 02/01/28		8,984	9,142,388
Stryker Corp., 2.63%, 03/15/21		2,000	2,018,706
Teleflex, Inc., 4.63%, 11/15/27		634	667,285
			21,526,213
Health Care Providers & Services — 1.1%
AHP Health Partners, Inc., 9.75%, 07/15/26(b) .		2,762	3,010,580
Anthem, Inc., 2.38%, 01/15/25		190	192,529
Centene Corp.:
4.75%, 05/15/22		775	788,591
6.13%, 02/15/24		755	779,538
4.75%, 01/15/25		770	794,702
5.25%, 04/01/25(b)		2,280	2,362,650
5.38%, 06/01/26(b)		4,601	4,894,314
5.38%, 08/15/26(b)		7,187	7,636,187
4.25%, 12/15/27(b)		3,919	4,085,558
4.63%, 12/15/29(b)		14,058	15,110,944
Cigna Corp.:
3.40%, 09/17/21		1,253	1,285,801
3.90%, 02/15/22(b)		1,500	1,559,044
Community Health Systems, Inc.:
5.13%, 08/01/21		675	675,540
6.25%, 03/31/23		2,230	2,274,600
8.63%, 01/15/24(b)		3,459	3,675,187
6.63%, 02/15/25(b)		1,260	1,272,827
8.00%, 03/15/26(b)		9,271	9,662,236
CVS Health Corp.:
3.50%, 07/20/22		1,340	1,388,159
3.70%, 03/09/23		310	325,320
4.10%, 03/25/25		1,500	1,631,138
DaVita, Inc., 5.13%, 07/15/24		1,250	1,278,125
Eagle Holding Co. II LLC(b)(i):
7.63%, (7.63% Cash or 8.38% PIK),
05/15/22		405	409,050
7.75%, (7.75% Cash or 8.50% PIK),
05/15/22		5,352	5,405,520
Encompass Health Corp., 5.75%, 11/01/24		1,252	1,267,312
Envision Healthcare Corp., 8.75%, 10/15/26(b)		1,151	694,053
HCA, Inc.:
7.50%, 02/15/22		2,000	2,195,380
5.88%, 05/01/23		300	329,790
5.38%, 02/01/25		12,907	14,424,863
5.88%, 02/15/26		1,000	1,148,750
5.38%, 09/01/26		4,910	5,523,996
5.63%, 09/01/28		4,851	5,621,096
5.88%, 02/01/29		5,374	6,341,857
McKesson Corp., 3.65%, 11/30/20		700	710,136
MEDNAX, Inc.(b):
5.25%, 12/01/23		1,407	1,435,140
6.25%, 01/15/27		5,402	5,503,287
Molina Healthcare, Inc.:
5.38%, 11/15/22(e)		1,545	1,635,923
4.88%, 06/15/25(b)		1,552	1,583,040
NVA Holdings, Inc., 6.88%, 04/01/26(b)		769	830,520
Polaris Intermediate Corp., 8.50%, (8.50%
Cash or 9.25% PIK), 12/01/22(b)(i)		2,852	2,652,241
Radiology Partners, Inc., 9.25%, 02/01/28(b)		998	1,037,920
RegionalCare Hospital Partners Holdings, Inc.,
8.25%, 05/01/23(b)		3,314	3,480,694
Select Medical Corp., 6.25%, 08/15/26(b)		1,830	1,974,259
Surgery Center Holdings, Inc.(b):
6.75%, 07/01/25		5,108	5,197,390
10.00%, 04/15/27		1,420	1,579,750
Synlab Unsecured Bondco plc, 8.25%, 07/01/23EUR		682	791,695

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Health Care Providers & Services (continued)
Team Health Holdings, Inc., 6.38%, 02/01/25(b)	USD	437	$256,751
Tenet Healthcare Corp.:
8.13%, 04/01/22		12,712	13,888,368
4.63%, 07/15/24		1,132	1,160,300
4.63%, 09/01/24(b)		4,062	4,183,860
5.13%, 05/01/25		3,450	3,510,375
4.88%, 01/01/26(b)		6,292	6,524,018
6.25%, 02/01/27(b)		10,479	11,082,590
5.13%, 11/01/27(b)		5,125	5,394,063
UnitedHealth Group, Inc.:
2.13%, 03/15/21		2,500	2,514,545
3.15%, 06/15/21		1,900	1,938,765
Vizient, Inc., 6.25%, 05/15/27(b)		2,319	2,499,662
			189,410,529
Health Care Technology — 0.1%
IQVIA, Inc.:
3.50%, 10/15/24	EUR	800	900,637
3.25%, 03/15/25(b)		525	590,985
3.25%, 03/15/25		690	776,723
5.00%, 10/15/26(b)	USD	1,657	1,733,636
5.00%, 05/15/27(b)		6,684	7,051,888
			11,053,869
Hotels, Restaurants & Leisure — 1.1%
1011778 BC ULC(b):
4.25%, 05/15/24		1,535	1,567,619
5.00%, 10/15/25		16,332	16,849,724
3.88%, 01/15/28		3,660	3,683,241
4.38%, 01/15/28		1,674	1,678,018
Boyd Gaming Corp.:
6.38%, 04/01/26		530	563,522
6.00%, 08/15/26		395	419,688
Boyne USA, Inc., 7.25%, 05/01/25(b)		300	325,500
Carnival Corp., 3.95%, 10/15/20		445	451,425
Cedar Fair LP:
5.38%, 04/15/27		380	402,460
5.25%, 07/15/29(b)		4,429	4,672,595
Churchill Downs, Inc.(b):
5.50%, 04/01/27		7,371	7,776,405
4.75%, 01/15/28		5,557	5,723,710
Cirsa Finance International SARL, 7.88%,
12/20/23(b)		817	859,131
Codere Finance 2 Luxembourg SA, 7.63%,
11/01/21(b)		500	472,500
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	600	805,537
4.88%, 08/28/25		119	161,949
Diamond Resorts International, Inc., 7.75%,
09/01/23(b)	USD	300	308,550
Eldorado Resorts, Inc.:
6.00%, 04/01/25		610	638,322
6.00%, 09/15/26		220	241,175
Explorer II A/S, 3.38%, 02/24/25	EUR	551	611,087
Fortune Star BVI Ltd.:
6.88%, 01/31/21	USD	945	965,081
6.75%, 07/02/23		8,200	8,525,438
Golden Nugget, Inc., 6.75%, 10/15/24(b)		10,483	10,773,379
Greene King Finance plc, Series B2, (LIBOR
GBP 3 Month + 2.08%), 2.88%, 03/15/36(a) .	GBP	100	119,912
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24	USD	2,262	2,295,930
5.13%, 05/01/26		3,220	3,371,984
4.88%, 01/15/30		11,683	12,354,773
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		1,373	1,403,892

		Par
Security		(000)	Value

Hotels, Restaurants & Leisure (continued)
4.88%, 04/01/27	USD	1,175	$1,236,688
International Game Technology plc:
3.50%, 07/15/24	EUR	287	336,440
6.50%, 02/15/25(b)	USD	1,000	1,127,500
3.50%, 06/15/26	EUR	678	791,413
IRB Holding Corp., 6.75%, 02/15/26(b)	USD	1,663	1,731,100
Jacobs Entertainment, Inc., 7.88%, 02/01/24(b)		40	42,392
KFC Holding Co.(b):
5.00%, 06/01/24		1,000	1,028,750
5.25%, 06/01/26		519	543,652
4.75%, 06/01/27		2,017	2,124,829
LHMC Finco 2 SARL, 7.25%, (7.25% Cash or
8.00% PIK), 10/02/25(i)	EUR	833	950,676
Marriott Ownership Resorts, Inc.:
6.50%, 09/15/26	USD	248	268,460
4.75%, 01/15/28(b)		325	332,312
McDonald's Corp., 2.75%, 12/09/20.		1,000	1,007,635
Melco Resorts Finance Ltd.:
5.25%, 04/26/26		1,260	1,271,592
5.63%, 07/17/27		630	642,600
5.38%, 12/04/29		740	741,883
MGM China Holdings Ltd., 5.88%, 05/15/26. .		1,260	1,296,225
MGM Resorts International:
7.75%, 03/15/22		7,590	8,406,229
6.00%, 03/15/23		5,725	6,281,470
5.75%, 06/15/25		397	442,583
4.63%, 09/01/26		340	356,271
NH Hotel Group SA, 3.75%, 10/01/23	EUR	463	521,296
Pinnacle Bidco plc, 6.38%, 02/15/25	GBP	539	746,027
Sabre GLBL, Inc.(b):
5.38%, 04/15/23	USD	430	437,525
5.25%, 11/15/23		1,633	1,671,816
Scientific Games International, Inc.(b):
5.00%, 10/15/25		6,426	6,608,884
8.25%, 03/15/26		8,160	8,853,600
7.00%, 05/15/28		1,550	1,635,699
7.25%, 11/15/29		1,531	1,641,998
Sisal Group SpA, 7.00%, 07/31/23	EUR	454	519,466
Six Flags Entertainment Corp.(b):
4.88%, 07/31/24	USD	6,893	7,039,476
5.50%, 04/15/27		8,272	8,562,761
Starbucks Corp., 2.10%, 02/04/21.		1,000	1,003,763
Station Casinos LLC, 5.00%, 10/01/25(b)		385	394,028
Studio City Co. Ltd.:
7.25%, 11/30/21(b)		550	560,140
7.25%, 11/30/21		1,700	1,731,344
Studio City Finance Ltd., 7.25%, 02/11/24		3,360	3,477,600
Viking Cruises Ltd., 5.88%, 09/15/27(b)		8,025	8,226,026
VOC Escrow Ltd., 5.00%, 02/15/28(b)		600	621,000
William Hill plc, 4.75%, 05/01/26.	GBP	800	1,100,822
Wyndham Destinations, Inc.:
5.40%, 04/01/24(e)	USD	59	62,983
5.75%, 04/01/27(e)		1,942	2,119,208
4.63%, 03/01/30(b)		830	851,787
Wyndham Hotels & Resorts, Inc., 5.38%,
04/15/26(b)		1,424	1,489,860
Wynn Las Vegas LLC(b):
4.25%, 05/30/23		300	309,381
5.50%, 03/01/25		800	834,000
5.25%, 05/15/27		3,563	3,696,612
Wynn Macau Ltd.:
4.88%, 10/01/24		630	634,725
5.50%, 10/01/27		630	638,032
Wynn Resorts Finance LLC, 5.13%, 10/01/29(b)		4,335	4,497,563

SCHEDULE OF INVESTMENTS	73

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc.:
4.75%, 01/15/30(b)	USD	5,135	$ 5,488,031
5.35%, 11/01/43		48	49,200
			195,007,900
Household Durables — 0.3%
Beazer Homes USA, Inc.:
5.88%, 10/15/27		1,200	1,245,000
7.25%, 10/15/29(b)		660	721,050
Brookfield Residential Properties, Inc.(b):
6.13%, 07/01/22		150	152,062
6.25%, 09/15/27		4,823	5,160,610
DR Horton, Inc., 2.55%, 12/01/20		600	603,442
KB Home:
6.88%, 06/15/27		1,225	1,440,906
4.80%, 11/15/29		1,085	1,125,688
Lennar Corp.:
6.63%, 05/01/20		1,980	1,997,325
8.38%, 01/15/21		1,156	1,222,470
6.25%, 12/15/21		2,060	2,163,000
4.13%, 01/15/22		425	436,156
4.75%, 11/15/22(e)		450	474,188
4.88%, 12/15/23		2,383	2,555,767
4.75%, 05/30/25		375	409,477
5.25%, 06/01/26		2,707	2,998,003
4.75%, 11/29/27		6,018	6,664,935
M/I Homes, Inc., 4.95%, 02/01/28(b)		685	705,550
Mattamy Group Corp.(b):
6.50%, 10/01/25		345	367,425
5.25%, 12/15/27		520	543,400
MDC Holdings, Inc., 6.00%, 01/15/43.		750	834,848
Meritage Homes Corp., 5.13%, 06/06/27.		1,995	2,144,625
PulteGroup, Inc.:
5.50%, 03/01/26		1,485	1,659,487
5.00%, 01/15/27		1,750	1,933,750
6.38%, 05/15/33		3,229	3,907,090
Taylor Morrison Communities, Inc.(b):
5.88%, 06/15/27		300	333,750
5.75%, 01/15/28		315	344,925
Tempur Sealy International, Inc., 5.50%,
06/15/26.		500	523,985
TRI Pointe Group, Inc.:
5.88%, 06/15/24		1,665	1,806,525
5.25%, 06/01/27		2,600	2,762,500
Williams Scotsman International, Inc., 6.88%,
08/15/23(b)		4,064	4,268,541
			51,506,480
Household Products — 0.1%
Clorox Co. (The), 3.05%, 09/15/22		800	823,520
Diamond BC BV, 5.63%, 08/15/25.	EUR	700	761,662
Energizer Holdings, Inc.(b):
6.38%, 07/15/26	USD	1,033	1,100,197
7.75%, 01/15/27		2,293	2,528,147
Spectrum Brands, Inc.:
5.75%, 07/15/25		4,129	4,288,999
5.00%, 10/01/29(b)		671	697,273
			10,199,798
Independent Power and Renewable Electricity Producers — 0.3%
AES Corp.:
4.50%, 03/15/23		375	382,320
4.88%, 05/15/23		559	565,988
5.50%, 04/15/25		673	694,031
6.00%, 05/15/26		295	310,856
5.13%, 09/01/27		360	380,052

		Par
Security		(000)	Value

Independent Power and Renewable Electricity Producers
(continued)
Calpine Corp.:
5.50%, 02/01/24	USD	100	$ 101,300
5.75%, 01/15/25		3,752	3,857,131
5.25%, 06/01/26(b)		7,225	7,460,535
4.50%, 02/15/28(b)		5,143	5,117,285
5.13%, 03/15/28(b)		10,223	10,152,717
Clearway Energy Operating LLC:
5.75%, 10/15/25		2,054	2,158,754
4.75%, 03/15/28(b)		2,742	2,821,107
Emirates Semb Corp. Water & Power Co.
PJSC, 4.45%, 08/01/35		2,225	2,428,031
Exelon Generation Co. LLC, 3.40%, 03/15/22.		1,400	1,442,874
InterGen NV, 7.00%, 06/30/23(b)		500	492,500
Listrindo Capital BV, 4.95%, 09/14/26(b)		200	204,313
NRG Energy, Inc.:
7.25%, 05/15/26		425	460,071
6.63%, 01/15/27		7,358	7,909,850
5.75%, 01/15/28		295	317,508
5.25%, 06/15/29(b)		9,144	9,854,032
Talen Energy Supply LLC(b):
10.50%, 01/15/26		440	390,271
7.25%, 05/15/27		150	153,750
6.63%, 01/15/28		680	680,000
			58,335,276
Industrial Conglomerates — 0.1%
CITIC Ltd.:
6.80%, 01/17/23		3,000	3,359,063
4.00%, 01/11/28		1,240	1,343,075
General Electric Co.:
4.38%, 09/16/20		500	507,554
4.65%, 10/17/21		2,000	2,089,325
3.15%, 09/07/22		500	514,991
Grupo KUO SAB de CV, 5.75%, 07/07/27(b)		1,900	2,002,719
Honeywell International, Inc., 2.15%, 08/08/22		515	522,098
Roper Technologies, Inc., 3.00%, 12/15/20		1,000	1,008,990
			11,347,815
Insurance — 0.3%
Achmea BV, (EURIBOR Swap Rate 5 Year +
4.78%), 4.62%(a)(k)	EUR	700	825,826
Acrisure LLC, 8.13%, 02/15/24(b)	USD	945	1,009,969
Alliant Holdings Intermediate LLC, 6.75%,
10/15/27(b)		6,592	6,954,560
American Equity Investment Life Holding Co.,
5.00%, 06/15/27		350	382,762
American International Group, Inc., 3.30%,
03/01/21.		2,000	2,031,199
AmWINS Group, Inc., 7.75%, 07/01/26(b)		190	207,414
Aon Corp., 2.20%, 11/15/22		585	590,532
Ardonagh Midco 3 plc, 8.63%, 07/15/23(b)		954	980,092
Asahi Mutual Life Insurance Co., (USD Swap
Semi 5 Year + 4.59%), 6.50%(a)(k)		4,260	4,615,525
Assicurazioni Generali SpA(a):
(EURIBOR 3 Month + 4.50%), 4.60%(k)	EUR	500	622,476
(EURIBOR 3 Month + 5.35%), 5.50%,
10/27/47		3,570	4,884,639
(EURIBOR 3 Month + 5.35%), 5.00%,
06/08/48		200	266,473
Caisse Nationale de Reassurance Mutuelle
Agricole Groupama, (EURIBOR 3 Month +
5.77%), 6.37%(a)(k)		300	393,851
China Reinsurance Finance Corp. Ltd., 3.38%,
03/09/22.	USD	2,378	2,403,266
Credit Agricole Assurances SA, (EUR Swap
Annual 5 Year + 4.35%), 4.50%(a)(k)	EUR	500	636,329

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Insurance (continued)
Fidelity & Guaranty Life Holdings, Inc., 5.50%,
05/01/25(b)	USD	190	$ 202,350
FWD Ltd., (US Treasury Yield Curve Rate T
Note Constant Maturity 5 Year + 3.08%),
5.50%(a)(k)		760	735,437
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	467	652,251
Genworth Holdings, Inc., 7.63%, 09/24/21	USD	550	580,250
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)		2,239	2,373,340
Hartford Financial Services Group, Inc. (The),
5.50%, 03/30/20		550	553,102
Heungkuk Life Insurance Co. Ltd., (US Treasury
Yield Curve Rate T Note Constant Maturity 5
Year + 2.47%), 4.48%(a)(k)		1,721	1,733,907
HUB International Ltd., 7.00%, 05/01/26(b)		10,117	10,496,387
KDB Life Insurance Co. Ltd., (US Treasury Yield
Curve Rate T Note Constant Maturity 5 Year
+ 4.66%), 7.50%(a)(k)		3,000	3,008,438
Marsh & McLennan Cos., Inc.:
3.50%, 12/29/20		355	360,641
2.75%, 01/30/22		3,800	3,871,426
3.88%, 03/15/24		1,200	1,292,327
Nationwide Financial Services, Inc., 6.75%,
05/15/37.		900	1,059,120
Phoenix Group Holdings plc, (US Treasury Yield
Curve Rate T Note Constant Maturity 5 Year
+ 4.04%), 5.63%(a)(k)		225	234,281
QBE Insurance Group Ltd., (USD Swap Rate
10 Year + 4.40%), 5.87%, 06/17/46(a)		677	745,667
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		708	587,074
			55,290,911
Interactive Media & Services — 0.0%
Baidu, Inc., 2.88%, 07/06/22		750	760,342
Match Group, Inc., 5.63%, 02/15/29(b)		1,965	2,119,744
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		2,082	2,061,180
Twitter, Inc., 3.88%, 12/15/27(b)		964	965,205
			5,906,471
Internet & Direct Marketing Retail — 0.0%
Alibaba Group Holding Ltd., 3.13%, 11/28/21 .		1,500	1,528,815
Go Daddy Operating Co. LLC, 5.25%,
12/01/27(b)		1,328	1,392,740
			2,921,555
IT Services — 0.5%
21Vianet Group, Inc., 7.88%, 10/15/21		4,555	4,564,141
Banff Merger Sub, Inc.:
8.38%, 09/01/26	EUR	1,420	1,578,788
9.75%, 09/01/26(b)	USD	13,219	13,563,355
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b) .		2,037	2,093,017
Cogent Communications Group, Inc., 5.38%,
03/01/22(b)		675	703,687
Fiserv, Inc.:
4.75%, 06/15/21		1,000	1,038,005
3.80%, 10/01/23		700	745,088
2.75%, 07/01/24		860	886,377
Gartner, Inc., 5.13%, 04/01/25(b)		1,944	2,020,944
Global Payments, Inc.:
3.80%, 04/01/21		165	168,349
3.75%, 06/01/23		475	500,231
HT Global IT Solutions Holdings Ltd., 7.00%,
07/14/21.		485	497,883
IBM Credit LLC, 2.20%, 09/08/22		1,000	1,007,881
International Business Machines Corp.:
2.85%, 05/13/22		1,200	1,230,897
3.00%, 05/15/24		1,250	1,312,377
PayPal Holdings, Inc., 2.20%, 09/26/22		1,785	1,804,495

		Par
Security		(000)	Value

IT Services (continued)
Presidio Holdings, Inc.(b):
4.88%, 02/01/27	USD	3,000	$ 2,999,550
8.25%, 02/01/28		2,868	2,946,870
Tempo Acquisition LLC, 6.75%, 06/01/25(b)		7,063	7,310,205
United Group BV:
4.38%, 07/01/22	EUR	639	722,963
4.88%, 07/01/24		1,366	1,567,289
(EURIBOR 3 Month + 3.25%), 3.25%,
02/15/26(a)		487	541,744
3.63%, 02/15/28		830	912,586
VeriSign, Inc.:
4.63%, 05/01/23	USD	500	505,340
5.25%, 04/01/25		350	385,350
4.75%, 07/15/27		2,690	2,837,950
WEX, Inc., 4.75%, 02/01/23(b)		1,759	1,776,590
Zayo Group LLC:
6.00%, 04/01/23		7,412	7,569,505
6.38%, 05/15/25		965	986,230
5.75%, 01/15/27(b)		19,190	19,595,868
			84,373,555
Leisure Products — 0.1%
Mattel, Inc.(b):
6.75%, 12/31/25		4,643	4,979,617
5.88%, 12/15/27		4,037	4,243,493
			9,223,110
Life Sciences Tools & Services — 0.2%(b)
Avantor, Inc.:
6.00%, 10/01/24		15,319	16,276,438
9.00%, 10/01/25		6,786	7,499,887
Charles River Laboratories International, Inc.:
5.50%, 04/01/26		2,826	3,006,157
4.25%, 05/01/28		1,944	1,972,344
			28,754,826
Machinery — 0.2%
Amsted Industries, Inc., 5.63%, 07/01/27(b)		360	382,700
BCD Acquisition, Inc., 9.63%, 09/15/23(b)		450	467,437
Colfax Corp.(b):
6.00%, 02/15/24		3,220	3,390,080
6.38%, 02/15/26		4,492	4,823,285
EnPro Industries, Inc., 5.75%, 10/15/26		559	589,745
Grinding Media, Inc., 7.38%, 12/15/23(b)		3,167	3,249,722
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		2,411	2,525,523
Navistar International Corp., 6.63%, 11/01/25(b)		3,875	4,052,591
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	288	317,416
RBS Global, Inc., 4.88%, 12/15/25(b)	USD	4,376	4,473,804
SPX FLOW, Inc.(b):
5.63%, 08/15/24		1,551	1,613,040
5.88%, 08/15/26		2,014	2,129,805
Stevens Holding Co., Inc., 6.13%, 10/01/26(b) .		818	895,710
Terex Corp., 5.63%, 02/01/25(b)		2,385	2,456,550
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		6,693	6,518,012
Xylem, Inc., 4.88%, 10/01/21		735	771,752
			38,657,172
Marine — 0.0%
CMA CGM SA, 6.50%, 07/15/22	EUR	700	686,932
Stena AB, 7.00%, 02/01/24(b)	USD	500	513,125
			1,200,057
Media — 1.5%
Altice Financing SA:
6.63%, 02/15/23(b)		1,600	1,628,000
2.25%, 01/15/25	EUR	1,303	1,416,364
7.50%, 05/15/26(b)	USD	12,592	13,457,070
3.00%, 01/15/28	EUR	1,676	1,821,593

SCHEDULE OF INVESTMENTS	75

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Media (continued)
5.00%, 01/15/28(b)	USD	3,532	$3,466,693
Altice Luxembourg SA:
7.63%, 02/15/25(b)		4,740	4,928,178
8.00%, 05/15/27	EUR	1,399	1,753,264
10.50%, 05/15/27(b)	USD	10,071	11,645,097
AMC Networks, Inc.:
4.75%, 12/15/22		500	503,000
5.00%, 04/01/24		670	683,400
4.75%, 08/01/25		4,935	4,982,277
Block Communications, Inc., 6.88%, 02/15/25(b)		350	362,688
Cable Onda SA, 4.50%, 01/30/30(b)		2,000	2,069,980
Cablevision Systems Corp., 5.88%, 09/15/22 .		450	481,500
Charter Communications Operating LLC,
4.46%, 07/23/22		2,000	2,113,332
Cinemark USA, Inc., 4.88%, 06/01/23		500	506,250
Clear Channel Worldwide Holdings, Inc.(b):
9.25%, 02/15/24		9,705	10,566,319
5.13%, 08/15/27		11,176	11,511,280
Comcast Corp.:
3.45%, 10/01/21		715	736,084
3.70%, 04/15/24		1,130	1,215,751
CSC Holdings LLC:
5.38%, 07/15/23(b)		6,820	6,965,266
5.25%, 06/01/24		4,991	5,390,280
7.75%, 07/15/25(b)		556	585,896
6.63%, 10/15/25(b)		2,037	2,150,563
10.88%, 10/15/25(b)		5,868	6,499,983
5.50%, 05/15/26(b)		5,342	5,596,840
5.50%, 04/15/27(b)		970	1,029,413
5.38%, 02/01/28(b)		1,015	1,075,900
6.50%, 02/01/29(b)		7,172	7,968,809
5.75%, 01/15/30(b)		11,293	12,140,201
Diamond Sports Group LLC(b):
5.38%, 08/15/26		5,179	5,158,812
6.63%, 08/15/27		730	682,550
DISH DBS Corp.:
6.75%, 06/01/21		1,476	1,547,955
5.88%, 07/15/22		15,959	16,756,950
5.00%, 03/15/23		230	233,455
5.88%, 11/15/24		4,387	4,439,337
7.75%, 07/01/26		1,580	1,659,000
Entercom Media Corp., 6.50%, 05/01/27(b)		508	543,766
EW Scripps Co. (The), 5.13%, 05/15/25(b)		700	717,500
Fox Corp., 3.67%, 01/25/22(b)		65	67,202
Gray Television, Inc.(b):
5.13%, 10/15/24		325	335,563
7.00%, 05/15/27		1,330	1,448,104
iHeartCommunications, Inc.:
6.38%, 05/01/26		1,451	1,567,224
5.25%, 08/15/27(b)		1,056	1,100,880
4.75%, 01/15/28(b)		548	558,560
Interpublic Group of Cos., Inc. (The), 3.75%,
10/01/21.		455	469,186
Lamar Media Corp.:
5.00%, 05/01/23		335	341,281
5.38%, 01/15/24		400	406,180
4.00%, 02/15/30(b)		958	965,185
LCPR Senior Secured Financing DAC, 6.75%,
10/15/27(b)		2,287	2,418,594
MDC Partners, Inc., 6.50%, 05/01/24(b)		1,010	914,050
Meredith Corp., 6.88%, 02/01/26		761	783,149
Midcontinent Communications, 5.38%,
08/15/27(b)		554	585,855
National CineMedia LLC, 5.88%, 04/15/28(b)		850	887,659

		Par
Security		(000)	Value

Media (continued)
Nexstar Broadcasting, Inc.(b):
5.63%, 08/01/24	USD	670	$696,800
5.63%, 07/15/27		1,000	1,051,770
Omnicom Group, Inc., 4.45%, 08/15/20		898	910,264
Outfront Media Capital LLC:
5.63%, 02/15/24		300	306,195
5.00%, 08/15/27(b)		4,246	4,447,260
Quebecor Media, Inc., 5.75%, 01/15/23		3,380	3,633,500
Radiate Holdco LLC, 6.63%, 02/15/25(b)		2,097	2,117,970
SES SA:
(EUR Swap Annual 5 Year + 4.66%),
4.62%(a)(k)	EUR	400	466,814
(EUR Swap Annual 5 Year + 5.40%),
5.62%(a)(k)		1,615	1,983,292
5.30%, 04/04/43(b)	USD	300	310,888
Sinclair Television Group, Inc., 5.63%,
08/01/24(b)		325	334,344
Sirius XM Radio, Inc.(b):
4.63%, 05/15/23		350	353,062
4.63%, 07/15/24		762	790,099
5.38%, 04/15/25		795	819,923
5.00%, 08/01/27		8,125	8,531,250
5.50%, 07/01/29		7,306	7,862,352
Summer BC Holdco A SARL, 9.25%, 10/31/27	EUR	1,000	1,147,989
Summer BC Holdco B SARL, 5.75%, 10/31/26		2,600	3,007,983
Summer BidCo BV:
9.00%, (9.00% Cash or 9.75% PIK),
11/15/25(i)		1,756	2,063,564
TEGNA, Inc.:
6.38%, 10/15/23	USD	700	715,260
5.50%, 09/15/24(b)		175	180,250
4.63%, 03/15/28(b)		3,280	3,296,400
Tele Columbus AG, 3.88%, 05/02/25	EUR	500	536,503
Telenet Finance Luxembourg Notes SARL,
5.50%, 03/01/28(b)	USD	3,600	3,816,000
Time Warner Cable LLC, 4.13%, 02/15/21.		1,000	1,015,992
Univision Communications, Inc.(b):
5.13%, 05/15/23		793	793,000
5.13%, 02/15/25		4,563	4,551,593
UPC Holding BV:
5.50%, 01/15/28(b)		400	416,000
3.88%, 06/15/29	EUR	200	232,670
UPCB Finance IV Ltd., 5.38%, 01/15/25(b)	USD	850	870,417
UPCB Finance VII Ltd., 3.63%, 06/15/29.	EUR	590	689,564
ViacomCBS, Inc.:
4.50%, 03/01/21	USD	80	82,257
3.38%, 03/01/22		19	19,526
2.50%, 02/15/23		95	96,840
4.25%, 09/01/23		200	215,375
3.88%, 04/01/24		205	220,235
(LIBOR USD 3 Month + 3.90%), 5.87%,
02/28/57(a)		7,320	7,691,490
(LIBOR USD 3 Month + 3.90%), 6.25%,
02/28/57(a)		7,351	8,261,789
Videotron Ltd.:
5.00%, 07/15/22		450	471,937
5.38%, 06/15/24(b)		400	432,000
5.13%, 04/15/27(b)		2,685	2,813,088
Virgin Media Receivables Financing Notes I
DAC, 5.50%, 09/15/24	GBP	1,141	1,544,358
VZ Vendor Financing BV, 2.50%, 01/31/24	EUR	1,481	1,667,141
WMG Acquisition Corp., 4.13%, 11/01/24		968	1,106,323
Ziggo Bond Co. BV:
4.63%, 01/15/25		438	495,316
5.88%, 01/15/25(b)	USD	5,176	5,324,810

76	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Media (continued)
6.00%, 01/15/27(b)	USD	783	$822,322
Ziggo BV:
4.25%, 01/15/27	EUR	870	1,031,180
5.50%, 01/15/27(b)	USD	5,492	5,821,520
2.88%, 01/15/30	EUR	527	604,563
4.88%, 01/15/30(b)	USD	1,610	1,657,926
			268,168,232
Metals & Mining — 0.8%
ABJA Investment Co. Pte. Ltd.:
5.95%, 07/31/24		1,260	1,326,544
5.45%, 01/24/28		630	622,534
AK Steel Corp., 7.00%, 03/15/27		450	441,562
Alcoa Nederland Holding BV(b):
6.75%, 09/30/24		500	525,050
7.00%, 09/30/26		450	487,710
Allegheny Technologies, Inc.:
7.88%, 08/15/23(e)		1,575	1,724,940
5.88%, 12/01/27		2,959	3,017,736
Anglo American Capital plc, 4.13%, 04/15/21(b)		204	208,822
Big River Steel LLC, 7.25%, 09/01/25(b)		2,626	2,757,851
China Hongqiao Group Ltd., 7.13%, 07/22/22.		1,955	1,853,164
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22		2,890	2,936,075
Cleveland-Cliffs, Inc.:
5.75%, 03/01/25		905	877,850
5.88%, 06/01/27(b)		1,350	1,245,375
Constellium SE:
4.63%, 05/15/21	EUR	280	310,550
5.75%, 05/15/24(b)	USD	695	712,375
6.63%, 03/01/25(b)		316	325,875
5.88%, 02/15/26(b)		10,665	11,011,612
FMG Resources August 2006 Pty. Ltd.(b):
4.75%, 05/15/22		555	570,612
5.13%, 03/15/23		360	377,100
5.13%, 05/15/24		545	577,019
4.50%, 09/15/27		595	603,181
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		5,209	5,267,601
3.88%, 03/15/23		6,605	6,737,100
5.00%, 09/01/27		2,822	2,920,911
5.45%, 03/15/43		19,366	19,753,320
Gold Fields Orogen Holdings BVI Ltd., 5.13%,
05/15/24(b)		4,309	4,632,175
HBIS Group Hong Kong Co. Ltd., 4.25%,
04/07/20.		2,644	2,636,564
Hudbay Minerals, Inc., 7.63%, 01/15/25(b)		310	313,100
Joseph T Ryerson & Son, Inc., 11.00%,
05/15/22(b)		396	415,800
JSW Steel Ltd., 5.95%, 04/18/24		630	650,869
Kaiser Aluminum Corp., 4.63%, 03/01/28(b)		1,034	1,054,680
Mineral Resources Ltd., 8.13%, 05/01/27(b)		615	671,888
Minmetals Bounteous Finance BVI Ltd.:
4.75%, 07/30/25		1,900	2,098,906
4.20%, 07/27/26		1,700	1,833,875
Nexa Resources SA, 5.38%, 05/04/27(b)		1,900	2,044,875
Novelis Corp.(b):
5.88%, 09/30/26		12,712	13,474,720
4.75%, 01/30/30		6,765	6,794,766
Press Metal Labuan Ltd., 4.80%, 10/30/22		2,400	2,379,750
Southern Copper Corp., 5.38%, 04/16/20		13,515	13,599,469
SunCoke Energy Partners LP, 7.50%,
06/15/25(b)		1,100	1,056,000
thyssenkrupp AG:
1.88%, 03/06/23	EUR	637	704,699
2.88%, 02/22/24		3,276	3,724,050
2.50%, 02/25/25		100	112,664

		Par
Security		(000)	Value

Metals & Mining (continued)
United States Steel Corp.:
6.88%, 08/15/25	USD	600	$539,814
6.25%, 03/15/26		445	375,749
Usiminas International SARL, 5.88%,
07/18/26(b)		1,740	1,869,630
Vale Overseas Ltd., 6.25%, 08/10/26		2,700	3,184,819
Vedanta Resources Finance II plc:
8.00%, 04/23/23		1,574	1,544,488
9.25%, 04/23/26		1,574	1,516,942
Vedanta Resources Ltd.:
8.25%, 06/07/21		697	720,088
7.13%, 05/31/23		10,150	9,924,797
			145,067,646
Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc.:
5.00%, 12/15/21		1,943	1,991,575
4.75%, 03/15/25		350	365,785
			2,357,360
Multiline Retail — 0.0%
B&M European Value Retail SA, 4.13%,
02/01/22.	GBP	350	465,605
Future Retail Ltd.:
5.60%, 01/22/25(b)	USD	3,165	3,184,781
5.60%, 01/22/25		1,000	1,006,250
Golden Eagle Retail Group Ltd., 4.63%,
05/21/23(b)		630	614,250
			5,270,886
Multi-Utilities — 0.0%
Ameren Corp., 2.70%, 11/15/20		1,080	1,086,263
CenterPoint Energy, Inc., 3.60%, 11/01/21.		465	478,506
Dominion Energy, Inc.(e):
2.58%, 07/01/20		400	401,185
2.72%, 08/15/21		365	368,837
DTE Energy Co.:
Series B, 2.60%, 06/15/22		180	182,872
2.25%, 11/01/22		200	201,521
RWE AG, (EUR Swap Annual 5 Year + 2.64%),
2.75%, 04/21/75(a)	EUR	1,000	1,124,379
WEC Energy Group, Inc., 3.10%, 03/08/22	USD	400	410,733
			4,254,296
Oil, Gas & Consumable Fuels — 2.5%
Adani Green Energy UP Ltd., 6.25%, 12/10/24		600	648,000
Aker BP ASA, 5.88%, 03/31/25(b)		350	367,062
Antero Midstream Partners LP, 5.38%, 09/15/24		1,695	1,500,922
Antero Resources Corp.:
5.38%, 11/01/21		1,711	1,634,005
5.13%, 12/01/22		605	521,812
Apache Corp., 3.25%, 04/15/22		307	313,667
Ascent Resources Utica Holdings LLC, 10.00%,
04/01/22(b)		4,452	4,362,960
Azure Power Solar Energy Pvt Ltd., 5.65%,
12/24/24.		630	649,688
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b) .		2,027	1,880,043
Blue Racer Midstream LLC, 6.13%, 11/15/22(b)		500	488,550
BP Capital Markets America, Inc.:
4.50%, 10/01/20		825	839,679
4.74%, 03/11/21		715	738,860
3.25%, 05/06/22		2,300	2,378,435
BPRL International Singapore Pte. Ltd., 4.38%,
01/18/27.		1,071	1,130,240
Callon Petroleum Co., 6.38%, 07/01/26		2,087	1,972,215
Calumet Specialty Products Partners LP:
7.75%, 04/15/23		500	503,750
11.00%, 04/15/25(b)		675	745,888

SCHEDULE OF INVESTMENTS	77

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Oil, Gas & Consumable Fuels (continued)
Canadian Natural Resources Ltd., 2.95%,
01/15/23.	USD	75	$77,073
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		3,486	3,494,715
8.25%, 07/15/25		652	665,216
Centennial Resource Production LLC, 6.88%,
04/01/27(b)		844	841,890
Cheniere Energy Partners LP:
5.25%, 10/01/25		110	113,300
5.63%, 10/01/26		4,827	5,056,292
4.50%, 10/01/29(b)		5,284	5,376,470
Chesapeake Energy Corp.:
6.63%, 08/15/20		1,680	1,604,400
4.88%, 04/15/22		3,273	2,323,830
5.75%, 03/15/23		1,004	602,199
11.50%, 01/01/25(b)		4,007	3,224,433
CNOOC Finance 2012 Ltd., 5.00%, 05/02/42 .		5,000	6,459,375
CNX Resources Corp.:
5.88%, 04/15/22		6,240	6,162,000
7.25%, 03/14/27(b)		450	371,610
Comstock Resources, Inc.:
7.50%, 05/15/25(b)		3,675	2,894,063
9.75%, 08/15/26		2,676	2,180,940
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		1,281	890,295
Crestwood Midstream Partners LP:
6.25%, 04/01/23(e)		570	575,215
5.75%, 04/01/25		350	355,355
5.63%, 05/01/27(b)		3,436	3,457,647
CrownRock LP, 5.63%, 10/15/25(b)		8,981	9,060,661
CVR Energy, Inc.(b):
5.25%, 02/15/25		1,723	1,702,324
5.75%, 02/15/28		576	563,904
DCP Midstream Operating LP:
4.75%, 09/30/21(b)		600	614,250
3.88%, 03/15/23		300	306,000
5.38%, 07/15/25		1,157	1,262,715
6.45%, 11/03/36(b)		1,578	1,656,900
6.75%, 09/15/37(b)		5,096	5,490,940
(LIBOR USD 3 Month + 3.85%), 5.85%,
05/21/43(a)(b)		375	351,563
Denbury Resources, Inc.(b):
9.00%, 05/15/21		2,184	2,052,960
9.25%, 03/31/22		152	134,520
7.75%, 02/15/24		575	461,437
Diamondback Energy, Inc., 2.88%, 12/01/24 .		490	498,171
Enbridge, Inc.:
2.90%, 07/15/22		1,060	1,085,289
4.00%, 10/01/23		500	532,077
Series 16-A, (LIBOR USD 3 Month +
3.89%), 6.00%, 01/15/77(a)		20,325	21,747,750
(LIBOR USD 3 Month + 3.64%), 6.25%,
03/01/78(a)		18,300	19,974,633
Endeavor Energy Resources LP(b):
5.50%, 01/30/26		3,886	3,988,008
5.75%, 01/30/28		4,939	5,136,560
Energy Transfer Operating LP:
5.20%, 02/01/22		730	765,930
3.60%, 02/01/23		940	972,694
2.90%, 05/15/25		445	449,988
Series G, (US Treasury Yield Curve Rate T
Note Constant Maturity 5 Year + 5.31%),
7.13%(a)(k)		16,000	16,360,000
EnLink Midstream LLC, 5.38%, 06/01/29		680	615,400
EnLink Midstream Partners LP:
4.40%, 04/01/24		1,979	1,889,450

		Par
Security		(000)	Value

Oil, Gas & Consumable Fuels (continued)
4.15%, 06/01/25	USD	1,083	$999,068
4.85%, 07/15/26		39	35,685
5.60%, 04/01/44		1,050	824,250
5.05%, 04/01/45		156	117,000
Enterprise Products Operating LLC:
3.50%, 02/01/22		3,400	3,513,540
Series E, (LIBOR USD 3 Month + 3.03%),
5.25%, 08/16/77(a)		12,587	13,002,371
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		2,776	1,374,120
5.63%, 02/01/26		3,694	1,810,060
Exxon Mobil Corp., 1.90%, 08/16/22		810	819,049
Genesis Energy LP:
6.75%, 08/01/22		500	508,825
6.00%, 05/15/23		300	301,410
6.50%, 10/01/25		2,861	2,789,475
7.75%, 02/01/28		3,086	3,111,552
Geopark Ltd., 5.50%, 01/17/27(b)		1,775	1,768,344
Global Partners LP:
7.00%, 06/15/23		700	717,500
7.00%, 08/01/27(b)		485	523,339
GNL Quintero SA, 4.63%, 07/31/29		10,344	11,052,564
Greenko Dutch BV, 5.25%, 07/24/24		630	638,440
Greenko Mauritius Ltd., 6.25%, 02/21/23		930	957,280
Greenko Solar Mauritius Ltd.:
5.55%, 01/29/25		630	644,175
5.95%, 07/29/26		630	644,175
Gulfport Energy Corp.:
6.00%, 10/15/24		450	248,040
6.38%, 05/15/25		235	117,500
Hess Midstream Operations LP, 5.63%,
02/15/26(b)		1,418	1,484,228
Hilcorp Energy I LP(b):
5.00%, 12/01/24		100	91,000
5.75%, 10/01/25		550	497,293
6.25%, 11/01/28		355	315,950
Holly Energy Partners LP, 6.00%, 08/01/24(b) .		350	365,820
HPCL-Mittal Energy Ltd.:
5.45%, 10/22/26		1,260	1,300,950
5.25%, 04/28/27		700	710,063
Indigo Natural Resources LLC, 6.88%,
02/15/26(b)		3,656	3,345,240
Ithaca Energy North Sea plc, 9.38%, 07/15/24(b)		625	650,000
Jagged Peak Energy LLC, 5.88%, 05/01/26		120	123,600
Kinder Morgan Energy Partners LP:
5.00%, 10/01/21		3,000	3,126,632
4.25%, 09/01/24		500	543,688
Magellan Midstream Partners LP, 4.25%,
02/01/21.		2,295	2,346,383
Matador Resources Co., 5.88%, 09/15/26		2,958	2,895,290
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26		2,519	2,591,421
Medco Platinum Road Pte. Ltd., 6.75%,
01/30/25.		318	325,950
Medco Straits Services Pte. Ltd., 8.50%,
08/17/22.		4,337	4,589,088
MEG Energy Corp.(b):
6.38%, 01/30/23		2,631	2,662,309
7.00%, 03/31/24		1,281	1,290,608
6.50%, 01/15/25		5,238	5,486,805
7.13%, 02/01/27		5,104	5,054,542
Moss Creek Resources Holdings, Inc., 7.50%,
01/15/26(b)		475	348,531
MPLX LP:
6.25%, 10/15/22(b)		292	297,568

78	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Oil, Gas & Consumable Fuels (continued)
Series B, (LIBOR USD 3 Month + 4.65%),
6.87%(a)(k)	USD	170	$171,275
Murphy Oil Corp.:
4.45%, 12/01/22(e)		350	358,750
6.88%, 08/15/24		400	417,500
5.75%, 08/15/25		1,095	1,127,171
5.88%, 12/01/27		1,741	1,784,525
5.87%, 12/01/42(e)		539	503,965
Navios Maritime Acquisition Corp., 8.13%,
11/15/21(b)		400	317,000
Neerg Energy Ltd., 6.00%, 02/13/22		800	809,000
Neptune Energy Bondco plc, 6.63%, 05/15/25(b)		1,768	1,741,480
Newfield Exploration Co., 5.63%, 07/01/24		250	275,934
NGL Energy Partners LP:
7.50%, 11/01/23		1,150	1,146,780
7.50%, 04/15/26(b)		960	931,200
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		1,007	1,335,393
NuStar Logistics LP:
6.00%, 06/01/26		2,343	2,465,305
5.63%, 04/28/27		600	618,000
Oasis Petroleum, Inc.:
6.88%, 03/15/22		915	878,400
6.88%, 01/15/23		666	629,994
6.25%, 05/01/26(b)		125	95,391
Occidental Petroleum Corp.:
2.70%, 08/15/22		80	81,240
2.90%, 08/15/24		1,000	1,021,482
Oil India International Pte. Ltd., 4.00%,
04/21/27.		272	286,365
Ovintiv, Inc., 3.90%, 11/15/21.		1,890	1,939,429
Parkland Fuel Corp.(b):
6.00%, 04/01/26		330	347,325
5.88%, 07/15/27		2,224	2,356,773
Parsley Energy LLC(b):
6.25%, 06/01/24		174	180,090
5.38%, 01/15/25		1,750	1,800,523
5.25%, 08/15/25		99	101,475
5.63%, 10/15/27		1,358	1,429,295
PBF Holding Co. LLC:
7.25%, 06/15/25		2,385	2,533,061
6.00%, 02/15/28(b)		455	465,283
PDC Energy, Inc.:
6.13%, 09/15/24		421	422,053
5.75%, 05/15/26		1,885	1,819,496
Petrobras Global Finance BV:
4.38%, 05/20/23		2,579	2,720,039
5.30%, 01/27/25		13,605	15,073,916
7.38%, 01/17/27		1,740	2,158,200
7.25%, 03/17/44		6,370	8,040,134
Pioneer Natural Resources Co., 3.45%,
01/15/21.		1,110	1,124,438
Puma International Financing SA(b):
5.13%, 10/06/24		350	343,875
5.00%, 01/24/26		550	517,825
QEP Resources, Inc.:
6.88%, 03/01/21		172	176,085
5.38%, 10/01/22		1,586	1,589,965
5.25%, 05/01/23		2,656	2,549,760
5.63%, 03/01/26		2,605	2,324,832
Range Resources Corp.:
5.88%, 07/01/22		140	133,000
5.00%, 08/15/22		2,283	2,157,892
5.00%, 03/15/23		3,012	2,590,380
ReNew Power Pvt Ltd., 6.45%, 09/27/22.		2,900	3,009,656

		Par
Security		(000)	Value

Oil, Gas & Consumable Fuels (continued)
ReNew Power Synthetic:
6.67%, 03/12/24(b)	USD	630	$662,091
6.67%, 03/12/24		4,000	4,196,250
Repsol International Finance BV, (EUR Swap
Annual 6 Year + 3.56%), 3.88%(a)(k)	EUR	600	690,583
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24USD		176	198,192
Saka Energi Indonesia PT, 4.45%, 05/05/24. .		630	636,300
Santos Finance Ltd., 5.25%, 03/13/29		1,100	1,228,360
Seven Generations Energy Ltd., 5.38%,
09/30/25(b)		495	496,237
SM Energy Co.:
6.13%, 11/15/22		1,644	1,627,560
5.00%, 01/15/24		1,539	1,404,338
5.63%, 06/01/25		1,136	1,028,080
6.75%, 09/15/26		1,462	1,327,576
6.63%, 01/15/27		981	887,805
Southwestern Energy Co.:
4.10%, 03/15/22		1,642	1,617,370
6.20%, 01/23/25(e)		900	749,250
7.50%, 04/01/26		1,175	980,772
7.75%, 10/01/27		350	292,250
SRC Energy, Inc., 6.25%, 12/01/25		1,742	1,755,065
Summit Midstream Holdings LLC, 5.75%,
04/15/25.		314	241,519
Sunoco LP:
4.88%, 01/15/23		1,832	1,880,090
5.50%, 02/15/26		4,274	4,396,920
6.00%, 04/15/27		1,502	1,584,565
5.88%, 03/15/28		436	463,839
Tallgrass Energy Partners LP(b):
5.50%, 09/15/24		1,493	1,507,960
5.50%, 01/15/28		3,260	3,260,000
Targa Resources Partners LP:
5.25%, 05/01/23		500	504,375
4.25%, 11/15/23		1,330	1,341,079
6.75%, 03/15/24		400	412,968
5.13%, 02/01/25		1,692	1,742,760
5.88%, 04/15/26		3,333	3,516,315
5.38%, 02/01/27		1,036	1,074,850
6.50%, 07/15/27		1,348	1,469,320
5.00%, 01/15/28		3,922	3,990,635
6.88%, 01/15/29		5,231	5,763,908
5.50%, 03/01/30(b)		3,606	3,719,048
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		1,676	1,722,710
5.00%, 01/31/28		4,286	4,628,880
4.75%, 01/15/30		1,629	1,716,575
Total Capital International SA, 2.22%, 07/12/21		1,200	1,211,183
TransCanada PipeLines Ltd.:
3.80%, 10/01/20		1,115	1,128,836
3.75%, 10/16/23		110	116,364
Transcanada Trust, Series 16-A, (LIBOR USD 3
Month + 4.64%), 5.87%, 08/15/76(a)		36,229	39,308,465
Viper Energy Partners LP, 5.38%, 11/01/27(b) .		770	802,725
W&T Offshore, Inc., 9.75%, 11/01/23(b)		3,210	3,039,228
Williams Cos., Inc. (The):
7.88%, 09/01/21		41	44,638
3.60%, 03/15/22		1,000	1,029,681
3.70%, 01/15/23		1,395	1,451,481
WPX Energy, Inc.:
8.25%, 08/01/23		2,610	3,011,288
5.25%, 09/15/24		1,299	1,360,702
5.75%, 06/01/26		1,038	1,087,305
5.25%, 10/15/27		432	451,440
4.50%, 01/15/30		3,093	3,112,238

SCHEDULE OF INVESTMENTS	79

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Oil, Gas & Consumable Fuels (continued)
Yankuang Group Cayman Ltd., 4.75%, 11/30/20USD		1,535	$1,535,000
			450,344,858
Paper & Forest Products — 0.0%
Mercer International, Inc., 7.38%, 01/15/25		500	528,960
Norbord, Inc.(b):
6.25%, 04/15/23		173	187,272
5.75%, 07/15/27		430	451,500
Resolute Forest Products, Inc., 5.88%,
05/15/23.		450	452,250
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	500	560,244
Suzano Austria GmbH, 5.75%, 07/14/26	USD	1,740	1,966,200
WEPA Hygieneprodukte GmbH:
(EURIBOR 3 Month + 2.88%), 2.88%,
12/15/26(a)	EUR	397	446,431
2.88%, 12/15/27		859	969,822
			5,562,679
Personal Products — 0.0%
Avon International Capital plc, 6.50%,
08/15/22(b)	USD	1,260	1,304,100
Avon International Operations, Inc., 7.88%,
08/15/22(b)		1,795	1,862,312
Coty, Inc.:
4.00%, 04/15/23	EUR	800	905,012
4.75%, 04/15/26		300	349,357
6.50%, 04/15/26(b)	USD	500	521,250
			4,942,031
Pharmaceuticals — 0.6%
Allergan Finance LLC, 3.25%, 10/01/22		455	469,480
Allergan Funding SCS, 3.45%, 03/15/22		1,384	1,424,679
Allergan, Inc., 2.80%, 03/15/23		300	305,312
AstraZeneca plc, 2.38%, 11/16/20.		3,800	3,820,770
Bausch Health Americas, Inc.(b):
9.25%, 04/01/26		800	913,000
8.50%, 01/31/27		3,689	4,173,181
Bausch Health Cos., Inc.:
6.50%, 03/15/22(b)		855	870,869
4.50%, 05/15/23	EUR	1,865	2,080,466
5.88%, 05/15/23(b)	USD	386	389,378
7.00%, 03/15/24(b)		1,130	1,171,471
6.13%, 04/15/25(b)		3,635	3,739,034
5.50%, 11/01/25(b)		9,157	9,485,095
9.00%, 12/15/25(b)		13,512	15,251,670
5.75%, 08/15/27(b)		2,758	2,950,784
7.00%, 01/15/28(b)		1,249	1,352,842
5.00%, 01/30/28(b)		5,139	5,203,237
7.25%, 05/30/29(b)		4,897	5,519,947
5.25%, 01/30/30(b)		4,645	4,732,094
Bayer AG, (EUR Swap Annual 5 Year + 2.55%),
3.75%, 07/01/74(a)	EUR	1,000	1,199,863
Bristol-Myers Squibb Co.(b):
2.88%, 08/15/20	USD	2,500	2,514,737
2.75%, 02/15/23		65	66,884
Catalent Pharma Solutions, Inc., 5.00%,
07/15/27(b)		4,724	4,972,719
Cheplapharm Arzneimittel GmbH, 3.50%,
02/11/27	EUR	786	888,058
Diocle Spa, (EURIBOR 3 Month + 3.88%),
3.88%, 06/30/26(a)		509	570,152
Elanco Animal Health, Inc., 4.90%, 08/28/28(e)	USD	881	1,012,490
Endo DAC, 5.88%, 10/15/24(b)		880	873,400
GlaxoSmithKline Capital plc, 2.88%, 06/01/22		1,200	1,231,527
Jubilant Pharma Ltd., 6.00%, 03/05/24		1,300	1,358,228
Nidda BondCo GmbH:
5.00%, 09/30/25	EUR	800	896,121

		Par
Security		(000)	Value

Pharmaceuticals (continued)
7.25%, 09/30/25	EUR	774	$ 901,531
Nidda Healthcare Holding GmbH:
3.50%, 09/30/24		1,934	2,167,623
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b) .	USD	8,119	8,261,083
Rossini SARL, 6.75%, 10/30/25	EUR	2,217	2,703,165
Sanofi SA, 4.00%, 03/29/21	USD	700	719,344
Shire Acquisitions Investments Ireland DAC,
2.88%, 09/23/23		1,200	1,234,335
Takeda Pharmaceutical Co. Ltd.:
4.00%, 11/26/21		1,000	1,036,810
4.40%, 11/26/23		570	619,174
Zoetis, Inc., 3.25%, 08/20/21		1,335	1,364,032
			98,444,585
Professional Services — 0.1%
ASGN, Inc., 4.63%, 05/15/28(b)		2,546	2,596,920
Dun & Bradstreet Corp. (The)(b):
6.88%, 08/15/26		6,999	7,681,402
10.25%, 02/15/27		4,810	5,513,703
House of Finance NV (The), 4.38%, 07/15/26.	EUR	795	878,640
Intertrust Group BV, 3.38%, 11/15/25		1,411	1,631,189
Jaguar Holding Co. II, 6.38%, 08/01/23(b)	USD	4,365	4,485,038
			22,786,892
Real Estate Management & Development — 1.7%
ADLER Real Estate AG:
1.88%, 04/27/23	EUR	500	567,695
3.00%, 04/27/26		700	828,738
Agile Group Holdings Ltd.:
8.50%, 07/18/21	USD	1,758	1,847,955
6.70%, 03/07/22		1,260	1,302,525
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 9.22%),
6.87%(a)(k)		1,058	1,056,677
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 11.29%),
7.88%(a)(k)		944	970,550
Alam Synergy Pte. Ltd., 11.50%, 04/22/21		925	938,586
APL Realty Holdings Pte. Ltd., 5.95%, 06/02/24		600	516,192
Central China Real Estate Ltd.:
6.88%, 10/23/20		1,750	1,752,188
6.50%, 03/05/21		2,540	2,529,027
6.75%, 11/08/21		2,050	2,041,288
6.88%, 08/08/22		630	622,912
7.25%, 04/24/23		1,430	1,417,487
7.90%, 11/07/23		630	634,725
CFLD Cayman Investment Ltd.:
8.63%, 02/28/21		1,695	1,728,900
6.90%, 01/13/23		945	928,462
8.60%, 04/08/24		1,355	1,354,577
China Aoyuan Group Ltd.:
7.50%, 05/10/21		5,030	5,134,574
7.95%, 09/07/21		1,978	2,043,489
8.50%, 01/23/22		1,995	2,074,800
7.95%, 02/19/23		8,192	8,519,680
China Evergrande Group:
6.25%, 06/28/21		630	606,769
9.50%, 04/11/22		3,870	3,729,712
11.50%, 01/22/23		2,315	2,262,912
4.25%, 02/14/23(m)	HKD	80,000	9,643,860
10.00%, 04/11/23	USD	3,295	3,084,944
7.50%, 06/28/23		2,500	2,182,031
12.00%, 01/22/24		4,696	4,540,328
10.50%, 04/11/24		630	576,450
China SCE Group Holdings Ltd.:
8.75%, 01/15/21		630	648,711

80	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(0000	Value

Real Estate Management & Development (continued)
7.45%, 04/17/21	USD	3,000	$3,053,640
7.25%, 04/19/23		4,830	4,866,225
7.38%, 04/09/24		1,525	1,536,437
CIFI Holdings Group Co. Ltd.:
6.38%, 05/02/20		2,800	2,810,500
7.63%, 03/02/21		630	647,325
6.88%, 04/23/21		1,757	1,795,127
5.50%, 01/23/22		2,100	2,107,875
7.63%, 02/28/23		944	981,760
6.55%, 03/28/24		630	636,300
6.45%, 11/07/24		630	630,384
Citycon OYJ, (EUR Swap Annual 5 Year +
4.71%), 4.50%(a)(k)	EUR	800	904,053
Consus Real Estate AG:
Series CC1, 4.00%, 11/29/22(m)		100	109,242
9.63%, 05/15/24		471	583,792
Country Garden Holdings Co. Ltd.:
7.25%, 04/04/21	USD	789	790,973
7.13%, 04/25/22		630	668,222
8.00%, 01/27/24		630	683,550
6.50%, 04/08/24		630	667,603
6.15%, 09/17/25		3,860	4,067,475
5.13%, 01/14/27		630	630,787
Easy Tactic Ltd.:
8.75%, 01/10/21		630	645,120
7.00%, 04/25/21		800	804,008
9.13%, 07/28/22		630	655,200
8.13%, 02/27/23		630	628,425
8.63%, 02/27/24		4,785	4,808,925
8.13%, 07/11/24		2,330	2,299,419
Excel Capital Global Ltd., (US Treasury Yield
Curve Rate T Note Constant Maturity 3 Year
+ 9.34%), 7.00%(a)(k)		4,800	4,910,592
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		1,730	1,741,353
15.00%, 12/18/21		1,735	1,900,909
11.75%, 04/17/22		1,550	1,604,250
7.95%, 07/05/22		1,650	1,584,516
12.25%, 10/18/22		1,210	1,261,425
Five Point Operating Co. LP, 7.88%, 11/15/25(b)		4,450	4,605,750
Global Prime Capital Pte. Ltd.:
7.25%, 04/26/21		3,000	3,089,640
5.50%, 10/18/23		630	630,353
Greenland Global Investment Ltd.:
(LIBOR USD 3 Month + 4.85%), 6.80%,
09/26/21(a)		3,600	3,584,250
7.25%, 03/12/22		630	636,300
5.60%, 11/13/22		630	615,038
Greystar Real Estate Partners LLC, 5.75%,
12/01/25(b)		2,306	2,384,104
Heimstaden Bostad AB, (EUR Swap Annual 5
Year + 3.67%), 3.25%(a)(k)	EUR	650	733,498
Hopson Development Holdings Ltd., 7.50%,
06/27/22.	USD	1,495	1,509,950
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		2,779	2,862,370
Hunt Cos., Inc., 6.25%, 02/15/26(b)		540	522,642
Jababeka International BV:
6.50%, 10/05/23(b)		867	800,891
6.50%, 10/05/23		1,655	1,528,806
JGC Ventures Pte. Ltd., 10.75%, 08/30/21.		2,500	2,615,950
Jingrui Holdings Ltd., 9.45%, 04/23/21		1,200	1,159,875
Kaisa Group Holdings Ltd.:
11.25%, 04/09/22		629	660,057
8.50%, 06/30/22		2,382	2,356,691
11.95%, 10/22/22		629	667,133

		Par
Security		(000)	Value

Real Estate Management & Development (continued)
11.50%, 01/30/23	USD	630	$644,175
10.88%, 07/23/23		3,130	3,143,694
9.38%, 06/30/24		4,800	4,521,000
Kennedy-Wilson, Inc., 5.88%, 04/01/24		585	596,700
KWG Group Holdings Ltd.:
7.88%, 08/09/21		630	648,679
7.88%, 09/01/23		4,445	4,556,125
7.40%, 03/05/24		944	948,796
Logan Property Holdings Co. Ltd.:
6.88%, 04/24/21		2,000	2,041,000
7.50%, 08/25/22		1,830	1,898,625
6.50%, 07/16/23		5,145	5,243,076
5.75%, 01/14/25		945	920,194
Modern Land China Co. Ltd., 12.85%, 10/25/21		530	518,075
Modernland Overseas Pte. Ltd., 6.95%,
04/13/24.		1,296	1,225,122
New Metro Global Ltd., 6.50%, 04/23/21		2,500	2,502,675
Overseas Chinese Town Asia Holdings Ltd.,
(US Treasury Yield Curve Rate T Note
Constant Maturity 3 Year + 7.71%), 4.30%(a)(k)		6,035	6,065,175
Peach Property Finance GmbH, 3.50%,
02/15/23.	EUR	592	675,475
Poly Real Estate Finance Ltd., 4.75%, 09/17/23 USD		1,900	2,023,600
Powerlong Real Estate Holdings Ltd.:
5.95%, 07/19/20		5,163	5,158,663
6.95%, 04/17/21		500	503,040
7.13%, 11/08/22		1,835	1,844,175
Realogy Group LLC(b):
5.25%, 12/01/21		320	322,000
4.88%, 06/01/23		500	496,250
Redsun Properties Group Ltd., 9.95%, 04/11/22		945	952,087
Residomo SRO, 3.38%, 10/15/24	EUR	805	921,801
RKPF Overseas 2019 A Ltd.:
7.88%, 02/01/23	USD	1,545	1,637,700
6.70%, 09/30/24		630	652,641
Ronshine China Holdings Ltd.:
11.25%, 08/22/21		1,325	1,409,469
10.50%, 03/01/22		520	554,287
8.75%, 10/25/22		5,685	5,869,763
8.95%, 01/22/23		4,970	5,148,609
8.10%, 06/09/23		630	636,300
Scenery Journey Ltd.:
11.00%, 11/06/20		7,290	7,413,019
13.00%, 11/06/22		629	636,666
Seazen Group Ltd.:
5.00%, 02/16/20		1,025	1,026,281
6.50%, 09/12/20		1,900	1,902,969
7.50%, 01/22/21		1,500	1,515,000
Shimao Property Holdings Ltd.:
6.38%, 10/15/21		2,150	2,241,375
6.13%, 02/21/24		945	997,270
5.60%, 07/15/26		945	990,478
Shui On Development Holding Ltd.:
(USD Swap Semi 5 Year + 8.81%), 7.50%(a)
(k)(m)		1,000	1,018,750
6.25%, 11/28/21		600	613,427
5.75%, 11/12/23		945	960,356
Sino-Ocean Land Treasure Finance II Ltd.,
5.95%, 02/04/27		209	227,877
Sino-Ocean Land Treasure IV Ltd., 4.75%,
08/05/29.		302	305,586
Summit Properties Ltd., 2.00%, 01/31/25	EUR	273	301,496
Sun Hung Kai Properties Capital Market Ltd.,
4.50%, 02/14/22	USD	680	710,600

SCHEDULE OF INVESTMENTS	81

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Real Estate Management & Development (continued)
Sunac China Holdings Ltd.:
6.88%, 08/08/20	USD	1,285	$1,292,228
7.88%, 02/15/22		1,230	1,266,900
7.25%, 06/14/22		4,240	4,314,200
7.95%, 10/11/23		630	649,885
7.50%, 02/01/24		1,930	1,939,727
Theta Capital Pte. Ltd., 6.75%, 10/31/26		630	571,331
Times China Holdings Ltd.:
7.63%, 02/21/22		2,100	2,152,500
5.75%, 04/26/22		289	288,061
6.75%, 07/16/23		5,580	5,651,494
TLG Finance SARL, (EUR Swap Annual 5 Year
+ 3.98%), 3.38%(a)(k)	EUR	1,000	1,176,480
Unique Pub Finance Co. plc (The):
Series A4, 5.66%, 06/30/27	GBP	703	1,063,289
Series N, 6.46%, 03/30/32(e)		1,000	1,670,202
VLL International, Inc.:
7.38%, 06/18/22	USD	2,000	2,178,400
5.75%, 11/28/24		2,000	2,080,625
Wanda Group Overseas Ltd., 7.50%, 07/24/22		4,935	4,762,275
Xinyuan Real Estate Co. Ltd., 9.88%, 03/19/20		737	697,386
Yango Justice International Ltd.:
7.50%, 11/16/20		800	796,500
10.00%, 02/12/23		200	205,063
9.25%, 04/15/23		630	632,362
Yanlord Land HK Co. Ltd.:
6.75%, 04/23/23		7,230	7,331,672
6.80%, 02/27/24		3,965	4,017,041
Yuzhou Properties Co. Ltd.:
6.38%, 03/06/21		1,392	1,400,004
8.63%, 01/23/22		630	658,350
8.50%, 02/04/23		630	659,138
6.00%, 10/25/23		2,995	2,890,175
8.50%, 02/26/24		5,000	5,159,375
8.38%, 10/30/24		1,630	1,667,184
Zhenro Properties Group Ltd.:
9.15%, 03/08/22		2,055	2,116,650
8.70%, 08/03/22		4,930	5,022,438
9.15%, 05/06/23		630	641,025
			298,157,535
Road & Rail — 0.2%
Algeco Global Finance plc, 8.00%, 02/15/23(b)		415	413,962
Avis Budget Car Rental LLC, 5.50%, 04/01/23		147	148,838
Capitol Investment Merger Sub 2 LLC, 10.00%,
08/01/24(b)		508	527,685
EC Finance plc, 2.38%, 11/15/22	EUR	744	827,622
Europcar Mobility Group, 4.00%, 04/30/26.		523	539,389
Hertz Corp. (The):
7.63%, 06/01/22(b)	USD	1,915	1,974,844
6.25%, 10/15/22		600	606,000
7.13%, 08/01/26(b)		315	334,687
6.00%, 01/15/28(b)		888	895,770
Hertz Holdings Netherlands BV, 5.50%,
03/30/23.	EUR	1,106	1,258,526
Kapla Holding SAS:
(EURIBOR 3 Month + 3.25%), 3.25%,
12/15/26(a)		343	381,507
3.38%, 12/15/26		398	445,878
Loxam SAS:
3.50%, 04/15/22		109	122,397
3.50%, 05/03/23		720	807,380
4.25%, 04/15/24		100	113,301
3.25%, 01/14/25		708	800,539
3.75%, 07/15/26		573	660,905

		Par
Security		(000)	Value

Road & Rail (continued)
Pacific National Finance Pty. Ltd., 4.75%,
03/22/28.	USD	5,000	$5,521,950
Penske Truck Leasing Co. LP(b):
4.25%, 01/17/23		325	346,804
2.70%, 03/14/23		675	689,067
3.45%, 07/01/24		1,600	1,688,579
Rumo Luxembourg SARL, 5.88%, 01/18/25(b) .		2,900	3,114,781
Ryder System, Inc.:
2.50%, 05/11/20		355	355,395
2.88%, 09/01/20		1,000	1,004,465
Uber Technologies, Inc.(b):
7.50%, 11/01/23		1,424	1,488,080
8.00%, 11/01/26		1,581	1,682,113
7.50%, 09/15/27		1,151	1,213,948
Union Pacific Corp., 4.00%, 02/01/21		1,582	1,609,463
			29,573,875
Semiconductors & Semiconductor Equipment — 0.1%
Amkor Technology, Inc., 6.63%, 09/15/27(b)		1,100	1,194,875
Analog Devices, Inc., 2.95%, 01/12/21		2,000	2,020,646
Broadcom Corp., 3.00%, 01/15/22		2,587	2,633,110
Broadcom, Inc.(b):
3.13%, 10/15/22		1,600	1,640,581
3.63%, 10/15/24		100	105,240
Entegris, Inc., 4.63%, 02/10/26(b)		1,649	1,702,593
Global A&T Electronics Ltd., 8.50%, 01/12/23.		3,000	2,916,562
Infineon Technologies AG(a)(k):
(EUR Swap Annual 5 Year + 3.39%), 2.87% EUR		800	918,006
(EUR Swap Annual 5 Year + 4.00%), 3.63%		400	467,105
KLA Corp., 4.65%, 11/01/24	USD	800	894,658
NXP BV(b):
4.13%, 06/01/21		1,098	1,127,899
3.88%, 09/01/22		687	717,770
Qorvo, Inc.:
5.50%, 07/15/26		1,052	1,112,490
4.38%, 10/15/29(b)		2,679	2,799,555
Sensata Technologies UK Financing Co. plc,
6.25%, 02/15/26(b)		500	525,075
			20,776,165
Software — 0.8%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		180	192,673
Adobe, Inc., 1.70%, 02/01/23.		265	266,604
Ascend Learning LLC:
6.88%, 08/01/25(b)		6,977	7,290,965
CA, Inc., 3.60%, 08/15/22.		375	383,583
Camelot Finance SA, 4.50%, 11/01/26(b)		5,438	5,533,165
Castle US Holding Corp., 9.50%, 02/15/28(b)	.	2,134	2,134,000
CDK Global, Inc.:
5.00%, 10/15/24(e)		350	381,717
5.88%, 06/15/26		545	579,062
4.88%, 06/01/27		4,313	4,524,143
5.25%, 05/15/29(b)		3,650	3,905,500
Change Healthcare Holdings LLC, 5.75%,
03/01/25(b)		6,626	6,748,448
Fair Isaac Corp.(b):
5.25%, 05/15/26		225	248,062
4.00%, 06/15/28		2,158	2,195,765
Genesys Telecommunications Laboratories,
Inc., 10.00%, 11/30/24(b)		7,837	8,434,571
Infor US, Inc., 6.50%, 05/15/22		14,021	14,126,158
Informatica LLC, 7.13%, 07/15/23(b)		7,107	7,178,070
j2 Cloud Services LLC, 6.00%, 07/15/25(b)		465	490,575
NortonLifeLock, Inc., 5.00%, 04/15/25(b)		1,240	1,266,247
Nuance Communications, Inc., 5.63%, 12/15/26		5,606	5,963,383

82	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Software (continued)
Open Text Corp.(b):
5.63%, 01/15/23	USD	565	$573,475
5.88%, 06/01/26		300	316,875
Oracle Corp., 1.90%, 09/15/21		3,500	3,514,635
PTC, Inc.:
6.00%, 05/15/24		1,036	1,075,461
3.63%, 02/15/25(b)		1,490	1,503,038
4.00%, 02/15/28(b)		1,628	1,644,280
RP Crown Parent LLC, 7.38%, 10/15/24(b)		2,645	2,730,963
Solera LLC, 10.50%, 03/01/24(b)		21,734	23,010,873
SS&C Technologies, Inc., 5.50%, 09/30/27(b) .		14,059	14,871,610
TIBCO Software, Inc., 11.38%, 12/01/21(b)		6,802	7,031,567
Veritas US, Inc., 7.50%, 02/01/23(b)		924	917,070
VMware, Inc.:
2.30%, 08/21/20		1,900	1,904,712
2.95%, 08/21/22		2,000	2,046,680
			132,983,930
Specialty Retail — 0.3%
Asbury Automotive Group, Inc., 6.00%,
12/15/24.		3,601	3,709,030
Baoxin Auto Finance I Ltd., (US Treasury Yield
Curve Rate T Note Constant Maturity 3 Year
+ 8.91%), 5.63%(a)(k)		379	282,237
Dufry One BV, 2.00%, 02/15/27	EUR	670	737,705
eG Global Finance plc:
3.63%, 02/07/24		786	865,632
4.38%, 02/07/25		453	498,481
6.75%, 02/07/25(b)	USD	3,112	3,150,900
6.25%, 10/30/25	EUR	2,401	2,756,028
8.50%, 10/30/25(b)	USD	2,845	3,015,700
Group 1 Automotive, Inc.:
5.00%, 06/01/22(e)		275	276,375
5.25%, 12/15/23(b)		292	300,030
L Brands, Inc.:
5.63%, 02/15/22		504	531,357
5.63%, 10/15/23		325	352,895
7.50%, 06/15/29		600	644,625
6.88%, 11/01/35		3,687	3,696,217
6.75%, 07/01/36		369	366,159
Murphy Oil USA, Inc., 4.75%, 09/15/29.		1,825	1,907,125
Penske Automotive Group, Inc., 5.50%,
05/15/26.		320	331,216
PetSmart, Inc.(b):
7.13%, 03/15/23		1,032	1,028,130
5.88%, 06/01/25		7,392	7,584,931
Sally Holdings LLC, 5.63%, 12/01/25		895	926,325
SRS Distribution, Inc., 8.25%, 07/01/26(b)		2,959	3,077,360
Staples, Inc., 7.50%, 04/15/26(b)		10,031	10,275,756
			46,314,214
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc., 1.70%, 09/11/22		1,090	1,094,848
Dell International LLC(b):
4.42%, 06/15/21		4,500	4,637,236
5.45%, 06/15/23		835	914,782
7.13%, 06/15/24		2,933	3,083,316
EMC Corp., 3.38%, 06/01/23		650	659,126
Hewlett Packard Enterprise Co., 3.60%,
10/15/20(e)		620	626,932
NCR Corp.:
5.00%, 07/15/22		650	656,305
6.38%, 12/15/23		400	410,112
5.75%, 09/01/27(b)		2,375	2,529,862
6.13%, 09/01/29(b)		1,881	2,052,453
Nuoxi Capital Ltd., 7.50%, 01/28/22.		664	246,925

		Par
Security		(000)	Value

Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp., 4.75%, 02/15/26	USD	4,174	$4,455,745
Xerox Corp.:
3.50%, 08/20/20		1,000	1,002,500
4.80%, 03/01/35		1,315	1,245,963
			23,616,105
Textiles, Apparel & Luxury Goods — 0.0%
European TopSoho SARL, Series SMCP,
4.00%, 09/21/21(m)	EUR	1,300	1,101,869
Prime Bloom Holdings Ltd., 6.95%, 07/05/22 .	USD	2,783	1,375,651
Under Armour, Inc., 3.25%, 06/15/26		400	390,972
William Carter Co. (The), 5.63%, 03/15/27(b)		2,360	2,513,058
			5,381,550
Thrifts & Mortgage Finance — 0.2%
BPCE SA, 2.65%, 02/03/21.		2,000	2,017,860
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27 EUR		200	247,457
Freedom Mortgage Corp., 8.25%, 04/15/25(b) .	USD	830	822,737
Jerrold Finco plc, 4.88%, 01/15/26	GBP	468	617,994
Ladder Capital Finance Holdings LLLP(b):
5.25%, 03/15/22	USD	700	719,250
5.25%, 10/01/25		2,042	2,098,155
4.25%, 02/01/27		7,105	7,090,861
Mongolian Mortgage Corp. HFC LLC:
9.75%, 01/29/22		3,600	3,524,625
Nationstar Mortgage Holdings, Inc.(b):
8.13%, 07/15/23		3,064	3,240,180
9.13%, 07/15/26		5,275	5,857,624
6.00%, 01/15/27		3,033	3,086,593
Nationstar Mortgage LLC, 6.50%, 07/01/21		248	248,124
Quicken Loans, Inc., 5.75%, 05/01/25(b)		825	853,875
Radian Group, Inc.:
4.50%, 10/01/24		650	692,380
4.88%, 03/15/27		1,905	2,014,538
			33,132,253
Tobacco — 0.1%
Altria Group, Inc.:
4.75%, 05/05/21		900	932,909
3.49%, 02/14/22		502	517,500
2.85%, 08/09/22		443	453,330
BAT Capital Corp.:
2.76%, 08/15/22		5,004	5,104,177
2.79%, 09/06/24		800	816,660
Philip Morris International, Inc., 2.50%, 11/02/22		1,900	1,938,181
Vector Group Ltd., 6.13%, 02/01/25(b)		3,450	3,432,750
			13,195,507
Trading Companies & Distributors — 0.3%
Air Lease Corp., 2.50%, 03/01/21		1,300	1,309,974
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(b)		786	781,834
Fortress Transportation & Infrastructure
Investors LLC(b):
6.75%, 03/15/22		545	561,350
6.50%, 10/01/25		825	875,878
HD Supply, Inc., 5.38%, 10/15/26(b)		22,386	23,729,160
Herc Holdings, Inc., 5.50%, 07/15/27(b)		1,368	1,429,150
United Rentals North America, Inc.:
5.50%, 07/15/25		712	736,707
4.63%, 10/15/25		3,032	3,098,325
5.88%, 09/15/26		3,314	3,525,268
5.50%, 05/15/27		6,184	6,569,263
3.88%, 11/15/27		1,643	1,659,430
4.88%, 01/15/28		635	661,987
5.25%, 01/15/30		6	6,441
WESCO Distribution, Inc., 5.38%, 12/15/21		200	201,000
			45,145,767

SCHEDULE OF INVESTMENTS	83

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Transportation Infrastructure — 0.1%
Adani Ports & Special Economic Zone Ltd.:
3.95%, 01/19/22(b)	USD	2,000	$2,056,875
4.00%, 07/30/27		892	923,499
4.38%, 07/03/29(b)		3,900	4,126,721
Atlantia SpA:
1.63%, 02/03/25	EUR	500	551,752
1.88%, 07/13/27		200	222,362
Autostrade per l'Italia SpA:
5.88%, 06/09/24		1,800	2,329,522
4.38%, 09/16/25		200	251,730
1.88%, 11/04/25		500	548,980
Royal Capital BV(k):
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 6.42%),
5.50%(a)	USD	1,000	1,021,970
5.88%.		1,014	1,033,012
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 5.93%),
4.88%(a)		508	514,066
			13,580,489
Wireless Telecommunication Services — 0.8%
C&W Senior Financing DAC(b):
7.50%, 10/15/26		625	674,375
6.88%, 09/15/27		985	1,057,644
Comunicaciones Celulares SA, 6.88%,
02/06/24(b)		1,045	1,068,708
Connect Finco SARL, 6.75%, 10/01/26(b)		9,847	10,425,511
Gogo Intermediate Holdings LLC, 9.88%,
05/01/24(b)		5,457	5,866,493
Hughes Satellite Systems Corp.:
5.25%, 08/01/26		3,302	3,582,340
6.63%, 08/01/26		2,035	2,251,219
Inmarsat Finance plc, 4.88%, 05/15/22(b)		625	632,812
Matterhorn Telecom SA, 4.00%, 11/15/27	EUR	1,100	1,285,528
Millicom International Cellular SA, 5.13%,
01/15/28(b)	USD	5,600	5,887,000
SmarTone Finance Ltd., 3.88%, 04/08/23		8,350	8,610,938
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	2,075	2,450,862
4.50%, 04/20/25		200	241,802
4.75%, 07/30/25		1,783	2,176,880
3.13%, 09/19/25		900	1,024,346
(USD Swap Rate 5 Year + 4.85%), 6.87%(a)
(k)	USD	3,900	3,900,000
5.00%, 04/15/28	EUR	900	1,104,807
4.00%, 09/19/29		700	821,782
Sprint Communications, Inc., 6.00%, 11/15/22	USD	1,300	1,342,250
Sprint Corp.:
7.25%, 09/15/21		1,050	1,101,187
7.88%, 09/15/23		6,102	6,482,704
7.13%, 06/15/24		3,629	3,748,213
7.63%, 02/15/25		2,042	2,131,337
7.63%, 03/01/26		3,097	3,232,184
Sprint Spectrum Co. LLC, 4.74%, 03/20/25(b) .		240	253,500
Telefonica Europe BV(a)(k):
(GBP Swap 5 Year + 4.46%), 6.75%	GBP	800	1,099,581
(EUR Swap Annual 5 Year + 3.86%), 3.75% EUR		900	1,050,587
(EUR Swap Annual 5 Year + 2.33%), 2.63%		600	683,354
(EUR Swap Annual 10 Year + 4.30%),
5.88%		1,900	2,440,836
(EUR Swap Annual 6 Year + 4.11%), 4.38%		2,000	2,464,917
(EUR Swap Annual 8 Year + 2.97%), 3.88%		700	840,383
T-Mobile USA, Inc.:
4.00%, 04/15/22	USD	1,003	1,030,583
6.00%, 03/01/23		700	712,796

		Par
Security		(000)	Value

Wireless Telecommunication Services (continued)
6.50%, 01/15/24	USD	675	$692,719
6.00%, 04/15/24		650	669,094
6.38%, 03/01/25		2,601	2,684,726
5.13%, 04/15/25		1,435	1,477,777
6.50%, 01/15/26		1,931	2,059,315
4.50%, 02/01/26		1,187	1,220,746
5.38%, 04/15/27		250	266,875
4.75%, 02/01/28		7,617	8,102,584
United States Cellular Corp., 6.70%, 12/15/33		199	225,566
VEON Holdings BV, 4.00%, 04/09/25(b)		3,128	3,253,120
Vodafone Group plc(a):
(EUR Swap Annual 5 Year + 3.43%), 4.20%,
10/03/78	EUR	1,332	1,669,298
(EUR Swap Annual 5 Year + 2.67%), 3.10%,
01/03/79		2,600	3,021,403
(USD Swap Semi 5 Year + 4.87%), 7.00%,
04/04/79	USD	21,295	25,107,200
Ypso Finance Bis SA:
4.00%, 02/15/28	EUR	400	438,629
6.00%, 02/15/28(b)	USD	2,918	2,890,775
			135,457,286
Total Corporate Bonds — 30.2%
(Cost: $5,164,529,433)			5,350,705,151

Equity-Linked Notes — 9.4%
Aerospace & Defense — 0.6%
Citigroup Global Markets Holdings,
Inc. (Northrop Grumman Corp.),
10.31%, 04/27/20		124	46,902,887
Royal Bank of Canada (Lockheed Martin
Corp.), 8.56%, 03/26/20(b)		126	54,232,794
			101,135,681
Airlines — 0.2%
Societe Generale SA (Delta Air Lines, Inc.):
12.70%, 03/04/20		381	21,343,319
12.69%, 03/05/20		381	21,350,518
			42,693,837
Automobiles — 0.1%
Wells Fargo & Co. (General Motors Co.),
10.28%, 02/03/20		705	23,514,573
Banks — 0.6%
BNP Paribas SA (JPMorgan Chase & Co.),
8.25%, 03/03/20		337	44,825,434
Nomura Bank International plc (Citigroup, Inc.),
12.40%, 03/03/20		568	42,744,610
Wells Fargo & Co. (Citizens Financial Group,
Inc.):
23.79%, 02/20/20		245	9,273,260
23.17%, 02/21/20		245	9,274,727
			106,118,031
Beverages — 0.3%
Citigroup Global Markets Holdings, Inc. (Coca-
Cola Co (The)), 7.69%, 02/12/20(b)		774	42,874,066
Societe Generale SA (Anheuser-Busch InBev
SA), 8.15%, 02/03/20	EUR	43	3,261,965
			46,136,031
Biotechnology — 0.2%
BNP Paribas SA (Vertex Pharmaceuticals, Inc.),
14.37%, 03/17/20(b)	USD	155	35,178,579

84	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Capital Markets — 0.7%
BNP Paribas SA (S&P Global, Inc.),
10.24%, 02/04/20	USD	137	$36,562,405
Wells Fargo & Co. (Charles SchwabCorp.
(The)):
13.66%, 03/04/20		482	22,101,829
13.56%, 03/05/20		482	22,109,536
Wells Fargo & Co. (Goldman Sachs Group, Inc.
(The)), 13.39%, 03/04/20		189	45,142,080
			125,915,850
Chemicals — 0.5%
BNP Paribas SA (Air Products & Chemicals,
Inc.):
8.56%, 03/26/20		72	17,329,068
8.49%, 03/27/20		72	17,326,472
Credit Suisse AG (Ecolab, Inc.),
9.85%, 02/13/20		46	8,735,417
Merrill Lynch International & Co. (Dow, Inc.),
16.46%, 03/30/20		404	18,801,926
Wells Fargo & Co. (PPG Industries, Inc.):
12.11%, 02/26/20		78	9,442,967
11.91%, 02/27/20		78	9,442,832
			81,078,682
Commercial Services & Supplies — 0.1%
Toronto-Dominion Bank (The) (Copart, Inc.),
9.69%, 02/19/20		78	7,310,450
UBS AG (Waste Management, Inc.),
8.80%, 02/12/20		65	7,651,995
			14,962,445
Communications Equipment — 0.1%
Merrill Lynch International & Co. (Motorola
Solutions, Inc.), 12.69%, 02/04/20		124	20,822,891
Construction Materials — 0.0%
Credit Suisse AG (Vulcan Materials Co.),
11.35%, 02/10/20		32	4,468,984
Royal Bank of Canada (Martin Marietta
Materials, Inc.), 12.06%, 02/07/20(b)		16	4,349,937
			8,818,921
Consumer Finance — 0.3%
BNP Paribas SA (American Express Co.):
8.77%, 03/26/20		174	22,777,941
8.74%, 03/27/20		174	22,778,300
Citigroup Global Markets Holdings, Inc. (Ally
Financial, Inc.), 12.79%, 03/20/20(b)		265	8,548,091
			54,104,332
Equity Real Estate Investment Trusts (REITs) — 0.2%
Merrill Lynch International & Co. (American
Tower Corp.), 10.95%, 02/25/20		166	36,446,336
Food & Staples Retailing — 0.2%
Citigroup Global Markets Holdings, Inc.
(Walmart, Inc.), 7.40%, 02/12/20(b)		361	41,394,956
Food Products — 0.3%
Citigroup Global Markets Holdings,
Inc. (Mondelez International, Inc.),
8.46%, 04/27/20		815	46,836,915
Health Care Equipment & Supplies — 0.3%
Citigroup Global Markets Holdings, Inc.
(Danaher Corp.), 9.06%, 04/27/20		284	46,053,477

		Par
Security		(000)	Value

Health Care Providers & Services — 0.4%
BNP Paribas SA (Humana, Inc.),
11.78%, 02/04/20	USD	64	$20,951,207
Toronto-Dominion Bank (The) (WellCare Health
Plans, Inc.), 12.74%, 02/03/20		8	2,573,785
Wells Fargo & Co. (UnitedHealth Group, Inc.),
10.05%, 03/12/20		158	43,324,429
			66,849,421
Hotels, Restaurants & Leisure — 0.5%
Merrill Lynch International & Co. (Raytheon
Co.), 9.26%, 04/27/20		89	19,744,998
Royal Bank of Canada (McDonald's Corp.),
8.43%, 03/30/20(b)		220	46,970,345
Societe Generale SA (Chipotle Mexican Grill,
Inc.), 13.97%, 02/05/20.		18	15,475,285
			82,190,628
Household Durables — 0.1%
Merrill Lynch International & Co. (DR Horton,
Inc.), 10.75%, 03/26/20.		328	19,522,473
Merrill Lynch International & Co. (Whirlpool
Corp.), 13.21%, 03/26/20		54	8,001,938
			27,524,411
Household Products — 0.4%
BMO Capital Markets Corp. (Kimberly-Clark
Corp.), 12.10%, 03/20/20		139	19,951,081
Citigroup Global Markets Holdings, Inc. (Procter
& Gamble Co (The)), 9.00%, 03/20/20(b)		379	47,141,760
			67,092,841
Industrial Conglomerates — 0.3%
Royal Bank of Canada (Honeywell International,
Inc.), 11.06%, 03/19/20(b)		274	47,394,134
Insurance — 0.4%
BNP Paribas SA (MetLife, Inc.):
11.31%, 02/03/20		357	18,068,897
8.95%, 02/04/20(b)		345	17,141,760
11.26%, 02/04/20		357	17,769,015
10.92%, 02/05/20(b)		345	16,996,217
			69,975,889
Life Sciences Tools & Services — 0.1%
Citigroup Global Markets Holdings,
Inc. (Thermo Fisher Scientific, Inc.),
9.82%, 04/27/20		63	19,753,432
Machinery — 0.2%
Credit Suisse AG (Parker-Hannifin Corp.):
9.90%, 04/27/20		50	9,822,704
9.95%, 04/28/20		50	9,822,475
Merrill Lynch International & Co. (Ingersoll-Rand
plc), 9.63%, 03/30/20		149	19,892,979
			39,538,158
Media — 0.1%
Citigroup Global Markets Holdings, Inc.
(ViacomCBS, Inc.), 15.28%, 02/12/20(b)		406	13,939,451
Multiline Retail — 0.1%
Nomura Bank International plc (Dollar General
Corp), 9.49%, 03/13/20.		111	16,908,268
Oil, Gas & Consumable Fuels — 0.3%
Nomura Holdings, Inc. (Marathon Petroleum
Corp.), 15.33%, 03/30/20		890	47,579,909
Personal Products — 0.2%
Wells Fargo & Co. (Estee Lauder Cos., Inc.
(The)):
12.09%, 02/05/20		115	22,424,699

SCHEDULE OF INVESTMENTS	85

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Personal Products (continued)
12.04%, 02/06/20	USD	115	$22,433,370
			44,858,069
Pharmaceuticals — 0.4%
Credit Suisse AG (Merck & Co, Inc.),
11.55%, 02/03/20		532	46,028,610
UBS AG (Zoetis, Inc.), 9.20%, 02/10/20		151	18,810,815
			64,839,425
Road & Rail — 0.1%
Wells Fargo & Co. (CSX Corp.),
10.88%, 03/04/20		261	19,821,983
Semiconductors & Semiconductor Equipment — 0.5%
BMO Capital Markets Corp. (Intel Corp.),
11.96%, 03/26/20		688	44,393,090
Citigroup Global Markets Holdings, Inc. (Texas
Instruments, Inc.), 11.67%, 03/20/20(b)		331	40,613,571
			85,006,661
Software — 0.0%
Toronto-Dominion Bank (The) (Synopsys, Inc.),
7.55%, 02/14/20		50	7,220,348
Specialty Retail — 0.4%
Citigroup Global Markets Holdings, Inc. (Lowe's
Cos, Inc.)(b):
14.15%, 02/25/20		197	23,016,286
14.05%, 02/26/20		197	22,981,529
Credit Suisse AG (Advance Auto Parts, Inc.),
12.80%, 02/18/20		16	2,174,155
UBS AG (O'Reilly Automotive, Inc.),
10.90%, 02/04/20		46	18,621,743
UBS AG (Ross Stores, Inc.), 10.90%, 03/03/20		64	7,187,038
			73,980,751
Textiles, Apparel & Luxury Goods — 0.2%
Citigroup Global Markets Holdings, Inc. (NIKE,
Inc.), 8.10%, 03/17/20(b)		413	39,885,206
Total Equity-Linked Notes — 9.4%
(Cost: $1,712,595,138)			1,665,570,522

Floating Rate Loan Interests — 7.0%(j)
Aerospace & Defense — 0.1%
Atlantic Aviation FBO, Inc., Term Loan
B, (LIBOR USD 1 Month + 3.75%),
5.40%, 12/06/25		1,409	1,421,097
Bleriot US Bidco Inc., Term Loan B, (LIBOR
USD 3 Month + 4.75%), 6.70%, 10/30/26. .		2,225	2,251,227
Dynasty Acquisition Co., Inc., Term Loan:
(LIBOR USD 3 Month + 4.00%),
5.95%, 04/06/26		6,578	6,605,907
Sequa Mezzanine Holdings LLC, 1st Lien Term
Loan, (LIBOR USD 3 Month + 5.00%),
6.90%, 11/28/21		2,013	2,017,768
TransDigm, Inc., Term Loan F, (LIBOR USD 1
Month + 2.50%), 4.15%, 06/09/23		5,881	5,873,907
Transdigm, Inc., Term Loan G, 08/22/24(n)		6,198	6,192,230

			24,362,136
Air Freight & Logistics — 0.0%
Avolon Borrower 1 LLC, 1st Lien Term Loan
B3, (LIBOR USD 1 Month + 1.75%),
3.41%, 01/15/25		2,538	2,546,811

		Par
Security		(000)	Value

Airlines — 0.1%
American Airlines, Inc., 1st Lien Term Loan,
01/29/27(n)	USD	1,220	$1,203,279
American Airlines, Inc., Term Loan B, (LIBOR
USD 1 Month + 2.00%), 3.68%, 12/14/23		3,671	3,666,325
American Airlines, Inc., Term Loan B23, (LIBOR
USD 1 Month + 2.00%), 3.65%, 04/28/23		1,656	1,652,712
Kestrel Bidco Inc., Term Loan, (LIBOR USD 1
Month + 3.00%), 4.68%, 12/11/26.		5,264	5,293,268

			11,815,584
Auto Components — 0.1%(n)
Dealer Tire, LLC, Term Loan, 12/12/25		6,533	6,541,166
Panther BF Aggregator 2 LP, Term Loan B,
04/30/26		15,413	15,501,372
Wand Newco 3, Inc., Term Loan:
02/05/26		438	439,003
(LIBOR USD 1 Month + 3.50%), 02/05/26		1,774	1,778,148

			24,259,689
Beverages — 0.0%
Jacobs Douwe Egberts, Term Loan, (LIBOR
USD 1 Month + 2.00%), 3.81%, 11/01/25		830	831,435

Building Products — 0.1%
CPG International, Inc., Term Loan, (LIBOR
USD 3 Month + 3.75%), 5.93%, 05/05/24		2,125	2,126,059
Wilsonart LLC, 1st Lien Term Loan B,
12/19/23(n)		8,615	8,600,700

			10,726,759
Capital Markets — 0.1%
Deerfield Holdings Corp., Term Loan, (LIBOR
USD 1 Month + 3.25%), 4.90%, 02/13/25		5,913	5,920,510
Fortress Investment Group LLC, Term Loan
B, (LIBOR USD 1 Month + 2.00%),
3.65%, 12/27/22		1,264	1,267,732
Greenhill & Co., Inc., Term Loan, (LIBOR USD
1 Month + 3.25%), 4.92%, 04/12/24		1,998	1,993,305
Jefferies Finance LLC, Term Loan, 06/03/26(n)		4,128	4,118,796
RPI Finance Trust, Term Loan B, (LIBOR USD
1 Month + 2.00%), 3.65%, 03/27/23		2,810	2,810,148
Travelport Finance (Luxembourg) SA, 1st Lien
Term Loan, 05/29/26(d)(n)		6,847	6,155,826

			22,266,317
Chemicals — 0.2%
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month +
3.00%), 4.95%, 01/31/24.		6,239	6,239,353
Ascend Performance Materials LLC, Term
Loan B, (LIBOR USD 1 Month + 5.25%),
7.20%, 08/14/26(d)		4,548	4,570,247
Axalta Dupont PC, Term Loan, (LIBOR USD 3
Month + 1.75%), 3.70%, 06/01/24		4,433	4,428,486
Chemours Co. (The), 1st Lien Term
Loan, (LIBOR USD 1 Month + 1.75%),
3.40%, 04/03/25		1,494	1,435,466
Ennis-Flint Road Infrastructure Investment,
Term Loan, (LIBOR USD 1 Month + 3.50%),
5.15%, 06/13/23		1,634	1,503,681
Greenrock Finance, Inc., Term Loan, (LIBOR
USD 3 Month + 3.50%), 5.45%, 06/28/24(d)		799	796,703
Invictus Co., Term Loan B, (LIBOR USD 3
Month + 3.00%), 4.78%, 03/28/25		957	926,198
IPS Acquisition LLC, Term Loan B, (LIBOR USD
1 Month + 3.50%), 5.30%, 11/07/24		2,719	2,728,080
LTI Holdings, Inc., Term Loan, (LIBOR USD 1
Month + 3.50%), 5.15%, 09/06/25		810	742,393

86	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

	Par
Security	(000)	Value

Chemicals (continued)
Messer Industries GmbH, Term Loan, (LIBOR
USD 3 Month + 2.50%), 4.45%, 03/01/26. . USD	4,753	$4,753,070
Momentive Performance Materials, Inc., Term
Loan, (LIBOR USD 1 Month + 3.25%),
4.90%, 05/15/24(d)	998	1,000,480
OXEA Holding Vier GmbH, Term Loan, (LIBOR
USD 1 Month + 3.50%), 5.25%, 10/14/24	4,192	4,207,462
PQ Corp., Term Loan, (LIBOR USD 3 Month +
2.50%), 4.28%, 02/08/25.	2,348	2,348,479

		35,680,098
Commercial Services & Supplies — 0.4%
Advanced Disposal Services, Inc., Term
Loan, (LIBOR USD 3 Month + 2.25%),
3.82%, 11/10/23	3,419	3,418,881
Allied Universal Holdco LLC Cov Lite, Term
Loan B, 07/10/26(n)	1,286	1,291,478
Allied Universal Holdco LLC, Term Loan B,
07/10/26(n)	12,985	13,044,252
Brand Energy & Infrastructure Services, Inc.,
Term Loan, 06/21/24(n)	6,890	6,878,045
Capri Acquisitions Bidco Ltd., Term Loan,
11/01/24(n)	10,430	10,296,764
Cast & Crew Payroll LLC, 1st Lien Term
Loan, (LIBOR USD 1 Month + 4.00%),
5.65%, 01/16/26	2,387	2,400,401
Diamond (BC) BV, Term Loan, 09/06/24(n)	5,306	5,147,062
GFL Environmental, Inc., Term Loan B, (LIBOR
USD 1 Month + 3.00%), 4.65%, 05/30/25. .	1,639	1,633,746
KAR Auction Services, Inc., Term Loan
B, (LIBOR USD 1 Month + 2.25%),
3.94%, 09/19/26	966	972,935
Prime Security Services Borrower LLC, 1st Lien
Term Loan, (LIBOR USD 1 Month + 3.25%),
5.01%, 09/23/26	3,775	3,775,184
Tempo Acquisition LLC, Term Loan, 05/01/24(n)	10,985	11,008,602
US Ecology Holdings, Inc., Term Loan, (LIBOR
USD 1 Month + 2.50%), 4.15%, 11/02/26. .	582	585,638
West Corp., Term Loan:
(LIBOR USD 1 Month + 3.50%),
5.15%, 10/10/24	1,182	992,880
(LIBOR USD 1 Month + 4.00%),
5.65%, 10/10/24	2,915	2,476,052

		63,921,920
Communications Equipment — 0.0%
Ciena Corp., Term Loan, (LIBOR USD 6 Month
+ 1.75%), 3.41%, 09/26/25	1,926	1,934,358

Construction & Engineering — 0.0%
Ply Gem, Inc., Term Loan B, (LIBOR USD 1
Month + 3.75%), 5.43%, 04/01/25	578	575,145
SRS Distribution, Inc., Term Loan B, (LIBOR
USD 1 Month + 3.25%), 4.90%, 05/23/25. .	2,882	2,862,342

		3,437,487
Construction Materials — 0.1%
American Builders And Contractors Supply,
Term Loan, (LIBOR USD 1 Month + 2.00%),
3.65%, 01/15/27	5,560	5,563,889
Core & Main LP, Term Loan, (LIBOR USD 3
Month + 2.75%), 4.51% - 4.66%, 08/01/24 .	5,721	5,705,258
Forterra Finance LLC, 1st Lien Term Loan,
10/25/23(n)	977	954,802

		Par
Security		(000)	Value

Construction Materials (continued)
TAMKO Building Products LLC, 1st Lien Term
Loan B, (LIBOR USD 3 Month + 3.25%),
4.90% - 5.16%, 05/29/26.	USD	945	$948,271

			13,172,220
Containers & Packaging — 0.2%
Berry Global, Inc., Term Loan:
(LIBOR USD 1 Month + 2.00%),
3.68%, 10/01/22		4,743	4,760,070
(LIBOR USD 1 Month + 2.00%),
3.78%, 07/01/26		1,506	1,511,551
BWAY Holding Co., Term Loan, 04/03/24(n)		7,959	7,892,206
Charter NEX US, Inc., 1st Lien Term Loan,
05/16/24(n)		6,724	6,713,443
Charter NEX US, Inc., Lien Term Loan, (LIBOR
USD 1 Month + 3.50%), 5.15%, 05/16/24. .		973	972,808
Flex Acquisition Co., Inc., Term Loan,
12/29/23(n)		3,187	3,144,704
Pregis TopCo LLC, Term Loan, (LIBOR USD 1
Month + 4.00%), 5.65%, 07/31/26		1,377	1,377,000
Reynolds Group Holdings, Inc., 1st Lien Term
Loan, (LIBOR USD 1 Month + 2.75%),
4.40%, 02/05/23		12,844	12,854,318

			39,226,100
Diversified Consumer Services — 0.2%
AlixPartners LLP, 1st Lien Term Loan, (LIBOR
USD 1 Month + 2.75%), 4.40%, 04/04/24. .		6,012	6,008,710
Bright Horizons Family Solutions LLC, 1st
Lien Term Loan B, (LIBOR USD 1 Month +
1.75%), 3.40%, 11/07/23.		5,647	5,661,341
Maverick Purchaser SUB LLC, Term Loan,
01/22/27(n)		690	690,863
Research Now, Inc., Term Loan, (LIBOR USD 3
Month + 5.50%), 7.41%, 12/07/24		1,563	1,555,675
Sotheby's, Inc., Term Loan B, 01/15/27(n)		8,575	8,629,072
Spin Holdco, Inc., 1st Lien Term Loan B,
11/14/22(n)		9,323	9,295,076
TierPoint LLC, Term Loan, (LIBOR USD 1
Month + 3.75%), 5.40%, 05/06/24		1,785	1,738,347
Trugreen Ltd. Partnership, 1st Lien Term
Loan B, (LIBOR USD 1 Month + 3.75%),
5.40%, 03/19/26		2,655	2,661,202

			36,240,286
Diversified Financial Services — 0.7%
Advisor Group Holdings, Inc., Term Loan,
07/31/26(n)		7,534	7,517,877
Belron Finance LLC, Term Loan B, (LIBOR
USD 3 Month + 2.50%), 4.27%, 10/30/26. .		3,176	3,185,941
BW Gas & Convenience Holdings LLC, Term
Loan, (LIBOR USD 1 Month + 6.25%),
7.91%, 11/13/26(d)		2,231	2,230,581
Colorado Plaza, Term Loan, (LIBOR USD 6
Month + 2.90%), 4.58%, 08/01/26(d)		9,600	9,628,800
Genuine Financial Holdings LLC, Term
Loan, (LIBOR USD 1 Month + 3.75%),
5.40%, 07/11/25		2,263	2,243,496
Houston Center, Term Loan, (LIBOR USD 6
Month + 2.10%), 0.00% - 3.87%, 12/09/22 .		34,536	34,536,098
Iron Mountain, Inc., 1st Lien Term Loan
B, (LIBOR USD 1 Month + 1.75%),
3.40%, 01/02/26		1,617	1,611,497
Knowlton Development Corp., Inc., Term Loan
B, 12/22/25(n)		1,864	1,866,025

SCHEDULE OF INVESTMENTS	87

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Diversified Financial Services (continued)
LSTAR Securities Financing, Term Loan,
(LIBOR USD 6 Month + 2.00%),
3.78%, 05/02/22(d)	USD	13,289	$13,289,468
Park Avenue Tower, Term Loan, (LIBOR USD 6
Month + 2.05%), 0.00% - 4.78%, 05/15/25(d)		30,526	30,526,407
SMG US Midco 2, Inc., Term Loan, 01/23/25(n)		3,046	3,058,906
Spring Education Group, Inc., Term
Loan, (LIBOR USD 1 Month + 4.25%),
6.20%, 07/30/25		1,227	1,226,683
Starwood Property Mortgage LLC, Term
Loan, (LIBOR USD 1 Month + 2.50%),
4.15%, 07/26/26		933	938,492
Triton Bidco, Term Loan B, 09/23/26(n)		7,008	7,042,021
VICI Properties 1 LLC, Term Loan B, (LIBOR
USD 1 Month + 1.75%), 3.41%, 12/20/24. .		7,019	7,019,475
Ziggo Finance Partnership, Term Loan,
04/30/28(n)		2,902	2,898,372

			128,820,139
Diversified Telecommunication Services — 0.1%
Altice Financing SA, Term Loan, (LIBOR USD 1
Month + 2.75%), 4.41%, 01/31/26		4,267	4,219,339
Altice Financing SA, Term Loan B, (LIBOR USD
1 Month + 2.75%), 4.43%, 07/15/25		637	628,227
Altice France SA, Term Loan, (LIBOR USD 1
Month + 4.00%), 5.68%, 08/14/26		4,264	4,255,851
Iridium Satellite LLC, Term Loan, (LIBOR USD
1 Month + 3.75%), 5.40%, 11/04/26		1,540	1,548,978
Level 3 Financing, Inc., Term Loan, (LIBOR
USD 1 Month + 1.75%), 3.40%, 03/01/27. .		6,751	6,736,253
MTN Infrastructure TopCo, Inc., Term
Loan, (LIBOR USD 1 Month + 3.00%),
4.65%, 11/15/24		3,048	3,048,786
Numericable US LLC, Term Loan, (LIBOR USD
1 Month + 3.69%), 5.36%, 01/31/26		3,193	3,177,525

			23,614,959
Electric Utilities — 0.0%
Calpine Corp., Term Loan B, (LIBOR USD 1
Month + 2.00%), 3.65%, 01/15/25		1,256	1,258,014
Edgewater Generation LLC, Term Loan, (LIBOR
USD 1 Month + 3.75%), 5.40%, 12/13/25. .		1,643	1,609,472
Vistra Operations Co. LLC, Term Loan B3,
(LIBOR USD 1 Month + 1.75%), 3.40% -
3.42%, 12/31/25		2,502	2,509,343

			5,376,829
Electrical Equipment — 0.1%
Dell International LLC, Term Loan B, (LIBOR
USD 1 Month + 2.00%), 3.65%, 09/19/25. .		4,819	4,835,558
GrafTech International Ltd., 1st Lien Term
Loan B, (LIBOR USD 1 Month + 3.50%),
5.15%, 02/12/25(d)		2,215	2,201,353
MH Sub I LLC, 1st Lien Term Loan, 09/13/24(n)		3,730	3,725,695

			10,762,606
Energy Equipment & Services — 0.0%
McDermott International, Inc., Term Loan:
(LIBOR USD 6 Month + 10.00%), 11.83% -
12.00%, 10/21/21		742	801,262
(LIBOR USD 3 Month + 5.00%),
6.95%, 05/09/25		2,299	1,410,888

			2,212,150

		Par
Security		(000)	Value

Entertainment — 0.1%
Creative Artists Agency LLC, Term Loan,
11/27/26(n)	USD	10,273	$10,320,050
PCI Gaming Authority, Inc., 1st Lien Term
Loan, (LIBOR USD 1 Month + 2.50%),
4.15%, 05/29/26		1,865	1,872,266
Renaissance Learning, Inc., Term Loan, (LIBOR
USD 1 Month + 3.25%), 4.90%, 05/24/25. .		970	965,374
William Morris Endeavor Entertainment LLC,
Term Loan B, 05/16/25(n)		3,686	3,666,442

			16,824,132
Equity Real Estate Investment Trusts (REITs) — 0.1%
Claros Mortgage Trust, Inc., Term Loan
B, (LIBOR USD 1 Month + 3.25%),
4.95%, 08/09/26(d)		2,785	2,791,983
DTZ US Borrower LLC, Term Loan, (LIBOR
USD 1 Month + 3.25%), 4.40%, 08/21/25. .		5,148	5,170,152
GEO Group Refinancing, Term Loan,
3.65%, 03/22/24(n)		1,569	1,478,477

			9,440,612
Food & Staples Retailing — 0.1%
Albertson's LLC, Term Loan:
(LIBOR USD 1 Month + 2.75%),
4.40%, 11/17/25		668	667,575
(LIBOR USD 1 Month + 2.75%),
4.40%, 08/17/26		23	23,204
BCPE Empire Holdings, Inc., Delayed Draw
Term Loan, (LIBOR USD 1 Month + 4.00%),
0.00% - 5.65%, 06/11/26.		252	251,722
BCPE Empire Holdings, Inc., Term Loan
B, (LIBOR USD 1 Month + 4.00%),
5.65%, 06/11/26		1,602	1,601,807
H-Food Holdings LLC, Term Loan, (LIBOR USD
1 Month + 3.69%), 5.33%, 05/23/25		1,373	1,357,204
H-Food Incremental, Term Loan, 05/23/25(n)		7,317	7,253,064
US Foods, Inc., Term Loan B:
(LIBOR USD 6 Month + 1.75%),
3.55%, 06/27/23		3,870	3,877,058
(LIBOR USD 1 Month + 2.00%),
3.80%, 08/14/26		4,990	5,006,362

			20,037,996
Food Products — 0.1%
1011778 BC ULC, Term Loan B4, (LIBOR USD
1 Month + 1.75%), 3.40%, 11/19/26		5,013	5,004,665
8th Avenue Food & Provisions, Inc., Term
Loan, (LIBOR USD 1 Month + 3.75%),
5.43%, 10/01/25		794	794,973
Aramark Services, Inc., Term loan, (LIBOR USD
6 Month + 1.75%), 3.47%, 01/15/27		1,269	1,270,586
Chobani LLC, Term Loan, 10/10/23(n)		4,824	4,818,369
Froneri International plc, 2nd Lien Term Loan,
02/20/20(n)		279	283,185
Froneri International plc, Term Loan, 02/20/20(n)		4,233	4,243,583
Nomad Foods Ltd., Term Loan, (LIBOR USD 1
Month + 2.25%), 3.93%, 05/15/24		505	504,697
TMK Hawk Parent Corp., Term Loan, 08/28/24(n)		5,226	4,361,370
TWNK, Term Loan, (LIBOR USD 1 Month +
2.25%), 3.90% - 4.03%, 08/03/25		265	265,082

			21,546,510
Health Care Equipment & Supplies — 0.2%(n)
Immucor, Inc., 1st Lien Term Loan, 06/15/21.		8,331	8,335,857
Sotera Health Holdings LLC, Term Loan,
11/20/26.		20,572	20,636,544

			28,972,401

88	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

	Par
Security	(000)	Value

Health Care Providers & Services — 0.2%
AHP Health Partners, Inc., Term Loan, (LIBOR
USD 1 Month + 4.50%), 6.15%, 06/30/25. . USD	1,098	$1,104,865
Azalea TopCo, Inc., Term Loan, (LIBOR USD 1
Month + 3.50%), 5.15%, 07/24/26	2,854	2,863,665
CHG Healthcare Services, Inc., Term Loan
B, (LIBOR USD 1 Month + 3.00%),
4.65%, 06/07/23	2,891	2,900,604
Da Vinci Purchaser Corp., Term Loan, (LIBOR
USD 3 Month + 4.00%), 5.87%, 01/08/27. .	2,115	2,126,907
Dentalcorp Perfect Smile ULC, 1st Lien Term
Loan, (LIBOR USD 1 Month + 3.75%),
5.40%, 05/31/25	1,077	1,078,177
Envision Healthcare Corp., Term Loan, (LIBOR
USD 1 Month + 3.75%), 5.40%, 10/10/25. .	3,435	2,881,117
Femur Buyer, Inc., Term Loan, (LIBOR USD 3
Month + 4.50%), 6.45%, 03/05/26(d)	797	796,995
Gentiva Health Services, Inc., Term Loan
B, (LIBOR USD 1 Month + 3.25%),
4.94%, 07/02/25(d)	3,104	3,111,495
MPH Acquisition Holdings LLC, Term Loan,
06/07/23(n)	2,414	2,369,868
nThrive, Inc., 1st Lien Term Loan, (LIBOR USD
1 Month + 4.50%), 6.15%, 10/20/22(d)	2,559	2,302,674
Option Care Health, Inc., 1st Lien Term
Loan B, (LIBOR USD 1 Month + 4.50%),
6.15%, 08/06/26	1,767	1,775,093
Ortho-Clinical Diagnostics, Inc., Term Loan B,
06/30/25(n)	7,295	7,210,819
Team Health Holdings, Inc., Term Loan, (LIBOR
USD 1 Month + 2.75%), 4.40%, 02/06/24. .	2,112	1,684,378
Vizient, Inc., Term Loan B5, (LIBOR USD 1
Month + 2.75%), 4.40%, 05/06/26	1,101	1,105,570
Wink Holdco, Inc., Term Loan, (LIBOR USD 1
Month + 3.00%), 4.65%, 12/02/24	921	917,174
WP CityMD Bidco LLC, Term Loan, 08/13/26(n)	4,119	4,132,387

		38,361,788
Health Care Technology — 0.1%
Athenahealth, Inc., Term Loan B, 02/05/26(n)	6,858	6,874,895
Change Healthcare Holdings LLC, Term Loan
B, 03/01/24(n)	6,195	6,193,880
Goodrx, Inc., Term Loan, (LIBOR USD 1 Month
+ 2.75%), 4.40%, 10/10/25	1,182	1,186,321

		14,255,096
Hotels, Restaurants & Leisure — 0.5%
Aimbridge Acquisition, Inc., Term Loan
B, (LIBOR USD 1 Month + 3.75%),
5.41%, 02/02/26(d)	513	515,911
Aristocrat Leisure Ltd., Term Loan B, (LIBOR
USD 3 Month + 1.75%), 3.58%, 10/19/24. .	1,469	1,470,946
Boyd Gaming Corp., Term Loan B, (LIBOR USD
3 Month + 2.25%), 3.81%, 09/15/23	1,803	1,806,705
Caesars Resort Collection LLC, Term
Loan, (LIBOR USD 1 Month + 2.75%),
4.40%, 12/23/24	5,876	5,869,698
CityCenter Holdings LLC, Term Loan B, (LIBOR
USD 1 Month + 2.25%), 3.90%, 04/18/24. .	2,946	2,947,695
Eldorado Resorts, Inc., Term Loan B, (LIBOR
USD 1 Month + 2.25%), 3.94%, 04/17/24. .	202	201,594
Four Seasons Holdings, Inc., Term Loan
F, (LIBOR USD 1 Month + 2.00%),
3.65%, 11/30/23	3,319	3,337,720
Golden Nugget, Inc., 1st Lien Term Loan,
10/04/23(n)	3,244	3,248,700

		Par
Security		(000)	Value

Hotels, Restaurants & Leisure (continued)
Hilton Washington Dupont Hotel, Term
Loan, (LIBOR USD 6 Month + 0.00%),
4.87%, 05/29/26(d)	USD	14,250	$14,292,750
Hilton Worldwide Finance LLC, Term Loan
B2, (LIBOR USD 1 Month + 1.75%),
3.41%, 06/22/26		4,169	4,183,517
IRB Holding Corp., Term Loan B, (LIBOR USD
1 Month + 2.75%), 4.91%, 02/05/25		5,242	5,249,093
KFC Holding Co., Term Loan B, (LIBOR USD 1
Month + 1.75%), 3.41%, 04/03/25		2,963	2,970,729
MGM Growth Properties LLC, Term Loan
B, (LIBOR USD 3 Month + 2.00%),
3.57%, 03/21/25		3,590	3,594,367
Motorcity Casino Hotel, 1st Lien Term Loan
B, (LIBOR USD 1 Month + 2.25%),
3.90%, 08/06/21		883	883,488
Penn National Gaming, Inc., 1st Lien Term
Loan, (LIBOR USD 1 Month + 2.25%),
3.90%, 10/15/25		842	844,302
Playa Resorts Holding BV, 1st Lien Term
Loan B, (LIBOR USD 1 Month + 2.75%),
4.40%, 04/29/24		1,636	1,617,792
Playtika Holding Corp., Term Loan B, 12/10/24(n)		3,411	3,443,618
Scientific Games International, Inc., Term
Loan B, (LIBOR USD 1 Month + 2.75%),
4.40%, 08/14/24		3,706	3,693,525
Stars Group Holdings BV, Term Loan, (LIBOR
USD 3 Month + 3.50%), 5.45%, 07/10/25. .		6,625	6,658,882
Station Casinos LLC, Term Loan B:
02/20/20(d)(n)		3,249	3,249,000
(LIBOR USD 1 Month + 2.50%),
4.15%, 06/08/23		5,845	5,844,000
Whatabrands LLC, Term Loan, (LIBOR USD 1
Month + 3.25%), 4.98%, 08/02/26		4,336	4,344,024
Whatabrands LLC, Term Loan B, 08/02/26(n)		635	636,587
Wyndham Hotels & Resorts, Inc., Term
Loan B, (LIBOR USD 1 Month + 1.75%),
3.40%, 05/30/25		2,474	2,487,812

			83,392,455
Household Durables — 0.0%
Serta Simmons Bedding LLC, Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.16% -
5.17%, 11/08/23		1,161	754,426
(LIBOR USD 1 Month + 8.00%),
9.66%, 11/08/24		317	93,770

			848,196
Household Products — 0.0%
Reynolds Consumer Products Inc, Term Loan,
02/20/20(n)		2,393	2,402,979

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 1st Lien Term Loan B5, (LIBOR
USD 3 Month + 2.25%), 4.20%, 01/15/24. .		2,557	2,563,465
Calpine Corp., Term Loan, (LIBOR USD 3
Month + 2.25%), 4.20%, 04/05/26		2,795	2,802,893

			5,366,358
Industrial Conglomerates — 0.2%
Filtration Group Corp., Term Loan B, (LIBOR
USD 1 Month + 3.00%), 4.65%, 03/29/25. .		3,659	3,672,594
PSAV Holdings LLC, 1st Lien Term Loan,
02/21/25(n)		10,398	10,345,983
Sundyne US Purchaser, Inc., 1st Lien Term
Loan B, (LIBOR USD 1 Month + 4.00%),
5.65%, 04/23/26		3,815	3,834,495

SCHEDULE OF INVESTMENTS	89

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Industrial Conglomerates (continued)
Vertiv Co., Term Loan B, 11/30/23(n)	USD	11,725	$11,704,986

			29,558,058
Insurance — 0.3%
Alliant Holdings Intermediate LLC, 1st Lien
Term Loan, (LIBOR USD 1 Month + 3.25%),
4.92%, 05/09/25		1,253	1,251,713
Alliant Holdings Intermediate LLC, Term Loan,
05/09/25(n)		5,521	5,508,629
AmWINS Group, Inc., Term Loan, (LIBOR USD
1 Month + 2.75%), 4.40% - 4.48%, 01/25/24		5,699	5,732,149
AssuredPartners, Inc., Term Loan, (LIBOR USD
1 Month + 3.50%), 5.15%, 10/22/24		3,139	3,136,358
Asurion LLC, 1st Lien Term Loan B6, (LIBOR
USD 1 Month + 3.00%), 4.65%, 11/03/23. .		3,443	3,445,434
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR
USD 1 Month + 6.50%), 8.15%, 08/04/25. .		2,886	2,928,828
Asurion LLC, Term Loan, 11/03/24(n)		5,498	5,500,709
HUB International Ltd., Term Loan B,
(LIBOR USD 6 Month + 2.75%), 4.52% -
4.55%, 04/25/25		3,564	3,552,715
Hub International, Inc., Term Loan B, 04/25/25(n)		6,483	6,527,603
Sedgwick Claims Management Services, Inc.,
1st Lien Term Loan, 12/31/25(n)		8,266	8,263,166
Sedgwick Claims Management Services, Inc.,
1st Lien Term Loan B, (LIBOR USD 1 Month
+ 4.00%), 5.65%, 09/03/26		2,029	2,040,849
USI, Inc., 1st Lien Term Loan B, 05/16/24(n)		8,296	8,261,187
USI, Inc., Term Loan B, (LIBOR USD 3 Month +
4.00%), 5.95%, 12/02/26.		260	261,464

			56,410,804
IT Services — 0.7%
Aligned Energy LLC, Term Loan, 03/02/21(d)(n) .		31,847	31,846,956
Ancestry.com Operations Inc., Term Loan B:
10/19/23(n)		2,430	2,324,996
(LIBOR USD 1 Month + 4.25%),
5.90%, 08/22/26		995	942,514
Applied Systems, Inc., Term Loan:
09/19/24(n)		6,921	6,939,029
(LIBOR USD 3 Month + 7.00%),
8.95%, 09/19/25		736	752,560
Boxer Parent Co., Inc., Term Loan B, 10/02/25(n)		6,986	6,874,808
Camelot U.S. Acquisition 1 Co., Term Loan
B, (LIBOR USD 1 Month + 3.25%),
4.90%, 10/30/26		2,820	2,831,280
CCC Information Services, Inc., Term
Loan, (LIBOR USD 1 Month + 2.75%),
4.40%, 04/29/24		2,832	2,834,484
Epicor Software Corp., 1st Lien Term
Loan, (LIBOR USD 1 Month + 3.25%),
4.90%, 06/01/22		2,375	2,379,784
Evertec, Inc., Term Loan, (LIBOR USD 1 Month
+ 3.50%), 5.15%, 11/27/24		1,095	1,100,415
Greeneden US Holdings I LLC, Term Loan
B, (LIBOR USD 1 Month + 3.25%),
4.90%, 12/01/23		2,214	2,214,522
IG Investments Holdings LLC, Term
Loan, (LIBOR USD 1 Month + 4.00%),
5.65%, 05/23/25		4,408	4,421,655
Mitchell International, Inc., 1st Lien Term Loan,
11/29/24(n)		6,262	6,189,926
Mitchell International, Inc., 2nd Lien Term
Loan, (LIBOR USD 1 Month + 7.25%),
8.90%, 12/01/25		1,077	1,044,367

		Par
Security		(000)	Value

IT Services (continued)
Peak 10 Holding Corp., 2nd Lien Term
Loan, (LIBOR USD 3 Month + 7.25%),
9.16%, 08/01/25	USD	1,409	$771,427
Presidio Holdings Inc., Term Loan B, 02/20/20(d)
(n)		1,806	1,810,515
Pug LLC, Term Loan, 02/20/20(d)(n)		9,476	9,451,983
Rackspace Hosting, Inc., Term Loan, (LIBOR
USD 3 Month + 3.00%), 4.90%, 11/03/23. .		803	770,305
Sabre GLBL, Inc., Term Loan, (LIBOR USD 1
Month + 2.00%), 3.65%, 02/22/24		2,416	2,423,518
Sophia LP, 1st Lien Term Loan B, (LIBOR USD
3 Month + 3.25%), 5.20%, 09/30/22		8,903	8,917,392
SS&C Technologies Holdings, Inc., Term
Loan B, (LIBOR USD 1 Month + 1.75%),
3.40%, 04/16/25		2,731	2,730,274
SS&C Technologies Holdings, Inc., Term
Loan B5, (LIBOR USD 1 Month + 2.25%),
4.05%, 04/16/25		3,055	3,052,215
Trans Union LLC, Term Loan B, (LIBOR USD 1
Month + 1.75%), 3.40%, 11/16/26.		5,820	5,837,876
Verscend Holding Corp., Term Loan B,
08/27/25(n)		5,419	5,438,017
Vertafore, Inc., Term Loan B, 07/02/25(n)		10,449	10,323,129
Wex, Inc., Term Loan, (LIBOR USD 1 Month +
2.25%), 3.90%, 05/15/26.		5,889	5,907,049

			130,130,996
Life Sciences Tools & Services — 0.1%
Albany Molecular Research, Inc., Term
Loan, (LIBOR USD 1 Month + 3.25%),
4.90%, 08/30/24		2,347	2,329,002
Avantor Funding, Inc., Term Loan, (LIBOR USD
1 Month + 2.25%), 3.90%, 11/21/24		1,590	1,598,928
Explorer Holdings, Inc., Term Loan, 11/20/26(n)		5,114	5,161,969
IQVIA, Inc., Term Loan B, (LIBOR USD 3 Month
+ 1.75%), 3.70%, 03/07/24		2,095	2,103,711

			11,193,610
Machinery — 0.1%
Clark Equipment Co., Term Loan, (LIBOR USD
3 Month + 1.75%), 3.70%, 05/18/24		686	685,978
Gardner Denver, Inc., Term Loan B, (LIBOR
USD 1 Month + 2.75%), 4.40%, 07/30/24. .		927	928,061
Gates Global LLC, Term Loan B, (LIBOR USD 1
Month + 2.75%), 4.40%, 04/01/24		2,533	2,526,900
Terex Corp., Term Loan, (LIBOR USD 1 Month
+ 2.75%), 4.40%, 01/31/24		421	421,662
Titan Acquisition Ltd., Term Loan, 03/28/25(n) .		10,865	10,629,364
Welbilt, Inc., Term Loan, (LIBOR USD 1 Month
+ 2.50%), 4.15%, 10/11/25		1,070	1,066,362

			16,258,327
Media — 0.4%
Ascend Learning LLC, Term Loan B, (LIBOR
USD 1 Month + 3.00%), 4.65%, 07/12/24. .		1,257	1,262,438
Charter Communications Operating, Term
Loan B1, (LIBOR USD 1 Month + 1.75%),
3.40%, 04/30/25		15,607	15,677,788
Clear Channel Outdoor Holdings, Inc., Term
Loan, 08/21/26(n)		15,439	15,482,331
CSC Holdings LLC, Term Loan, (LIBOR USD 1
Month + 2.25%), 3.93%, 07/17/25		1,745	1,746,672
CSC Holdings LLC, Term Loan B, (LIBOR USD
1 Month + 2.50%), 4.18%, 04/15/27		2,158	2,162,413
Diamond Sports Group LLC, Term Loan,
(LIBOR USD 1 Month + 3.25%),
4.91%, 08/24/26		2,817	2,812,546

90	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Media (continued)
iHeartCommunications, Inc., 1st Lien Term
Loan, (LIBOR USD 1 Month + 4.00%),
5.78%, 05/01/26	USD	3,021	$3,023,106
Intelsat Jackson Holdings SA, Term
Loan, (LIBOR USD 3 Month + 3.75%),
5.68%, 11/27/23		310	308,645
LCPR Loan Financing LLC, Term Loan, (LIBOR
USD 1 Month + 5.00%), 6.68%, 10/15/26. .		1,523	1,540,134
Learfield Communications LLC, Term Loan,
12/01/23(n)		9,458	8,606,997
Lions Gate Capital Holdings LLC, Term
Loan, (LIBOR USD 1 Month + 2.25%),
3.90%, 03/24/25		1,833	1,821,176
Midcontinent Communications, Term
Loan, (LIBOR USD 1 Month + 2.25%),
3.91%, 08/15/26		1,207	1,212,156
Nexstar Broadcasting, Inc., Term Loan, (LIBOR
USD 1 Month + 2.75%), 4.53%, 09/18/26. .		2,264	2,273,382
Nielsen Finance LLC, Term Loan B4, (LIBOR
USD 1 Month + 2.00%), 3.70%, 10/04/23. .		1,160	1,160,634
Radiate Holdco LLC, 1st Lien Term Loan,
(LIBOR USD 1 Month + 3.00%),
4.65%, 02/01/24		3,183	3,183,147
Terrier Media Buyer, Inc., Term Loan, (LIBOR
USD 3 Month + 4.25%), 6.15%, 12/17/26. .		1,646	1,657,933
Trader Corp., Term Loan, (LIBOR USD 1 Month
+ 3.00%), 4.66%, 09/28/23(d)		4,660	4,631,168

			68,562,666
Metals & Mining — 0.0%
Ball Metalpack Finco LLC, Term Loan,
07/31/25(n)		1,977	1,744,833
Equinox Holdings, Inc., Term Loan B, (LIBOR
USD 1 Month + 3.00%), 4.65%, 03/08/24. .		3,990	3,976,889

			5,721,722
Multiline Retail — 0.0%
Neiman Marcus Group Ltd. LLC, 1st Lien Term
Loan, (LIBOR USD 1 Month + 6.00%),
7.73%, 10/25/23		986	834,008

Multi-Utilities — 0.0%
ExGen Renewables IV LLC, Term Loan, (LIBOR
USD 3 Month + 3.00%), 4.91%, 11/28/24. .		3,080	3,068,110
USIC Holdings, Inc., Term Loan B, (LIBOR USD
1 Month + 3.25%), 4.90%, 12/08/23		1,321	1,315,130

			4,383,240
Oil, Gas & Consumable Fuels — 0.1%
California Resources Corp., Term Loan, (LIBOR
USD 1 Month + 10.38%), 12.03%, 12/31/21		2,587	1,792,759
Chesapeake Energy Corp., Term Loan, (LIBOR
USD 3 Month + 8.00%), 9.93%, 06/24/24. .		6,993	7,019,224
CNX Resources Corp., Term Loan, (LIBOR
USD 1 Month + 4.50%), 6.15%, 11/28/22. .		1,273	1,099,114
Euro Garages Ltd., Term Loan B, (LIBOR USD
3 Month + 4.00%), 5.96%, 02/07/25		1,805	1,799,818

			11,710,915
Personal Products — 0.0%
Sunshine Luxembourg VII SARL, Term
Loan, (LIBOR USD 3 Month + 4.25%),
6.20%, 10/01/26		4,562	4,578,469

		Par
Security		(000)	Value

Pharmaceuticals — 0.3%
Amneal Pharmaceuticals LLC, Term Loan
B18, (LIBOR USD 1 Month + 3.50%),
5.19%, 03/21/25	USD	2,973	$2,710,061
Bausch Health Cos., Inc., Term Loan,
06/02/25(n)		14,758	14,809,784
Catalent, Inc., Term Loan B, (LIBOR USD 1
Month + 2.25%), 3.90%, 05/08/26		2,986	2,997,688
Endo Pharmaceuticals, Inc., Term Loan
B, (LIBOR USD 1 Month + 4.25%),
5.94%, 04/29/24		1,435	1,380,830
Grifols Worldwide Operations Ltd., Term
Loan B, (LIBOR USD 3 Month + 2.00%),
3.56%, 11/15/27		4,883	4,906,223
Jaguar Holding Co. I, Term Loan, 08/18/22(n)		20,678	20,657,450
National Veterinary Associates, Inc., Term
Loan B3, (LIBOR USD 3 Month + 1.75%),
6.50%, 02/02/25		1,655	1,652,632

			49,114,668
Professional Services — 0.1%
Dun & Bradstreet Corp. (The), 1st Lien Term
Loan B, 02/06/26(n)		6,856	6,891,994
First Advantage Corp., Term Loan B, 01/22/27(n)		2,672	2,678,680
On Assignment, Term Loan, (LIBOR USD 1
Month + 1.75%), 3.40%, 04/02/25		649	651,964

			10,222,638
Real Estate Management & Development — 0.0%
ESH Hospitality, Inc., Term Loan B, (LIBOR
USD 1 Month + 2.00%), 3.65%, 09/18/26. .		1,652	1,660,400
Forest City Enterprises LP, Term Loan, (LIBOR
USD 1 Month + 3.50%), 5.15%, 12/08/25. .		1,975	1,983,286
Realogy Group LLC, Term Loan, (LIBOR USD 1
Month + 2.25%), 3.90%, 02/08/25		934	922,910

			4,566,596
Road & Rail — 0.1%(n)
Lineage Logistics LLC, Term Loan, 02/27/25 .		1,908	1,907,689
Uber Technologies, Inc., Term Loan, 07/13/23.		9,651	9,640,220

			11,547,909
Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., Term Loan B, (LIBOR
USD 1 Month + 2.00%), 3.65%, 09/19/26. .		1,258	1,262,458

Software — 0.5%
Castle US Holding Corp., Term Loan,
02/20/20(n)		2,364	2,343,275
Cerence, Inc., Term Loan, (LIBOR USD 1
Month + 6.00%), 7.78%, 10/01/24(d)		1,469	1,469,000
DTI Holdco, Inc., Term Loan, (LIBOR USD 3
Month + 4.75%), 6.51% - 6.53%, 09/29/23 .		1,743	1,635,411
Ellie Mae, Inc., 1st Lien Term Loan, (LIBOR
USD 3 Month + 4.00%), 5.95%, 04/17/26. .		5,561	5,579,581
Infor US, Inc., Term Loan, 02/01/22(n)		12,016	12,023,750
Informatica LLC, Term Loan B, (LIBOR USD 1
Month + 3.25%), 4.90%, 08/05/22		4,988	4,998,520
Kronos, Inc., 1st Lien Term Loan B, 11/01/23(n)		10,294	10,323,427
McAfee LLC, Term Loan, 09/30/24(n)		7,430	7,451,590
PowerSchool Group LLC, 1st Lien Term Loan,
07/31/25(n)		6,948	6,892,234
Refinitiv US Holdings, Inc., Term Loan, (LIBOR
USD 1 Month + 3.25%), 5.05%, 10/01/25. .		9,248	9,334,153
RP Crown Parent LLC, 1st Lien Term
Loan, (LIBOR USD 1 Month + 2.75%),
4.40%, 10/12/23		3,954	3,967,140
SolarWinds, Inc., Term Loan, (LIBOR USD 1
Month + 2.75%), 4.40%, 02/05/24		6,861	6,882,084

SCHEDULE OF INVESTMENTS	91

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Software (continued)
SS&C Technologies Holdings, Inc., Term
Loan, (LIBOR USD 1 Month + 1.75%),
3.40%, 04/16/25	USD	1,949	$1,948,198
TIBCO Software, Inc., Term Loan, (LIBOR USD
1 Month + 4.00%), 5.74%, 06/30/26		5,584	5,605,393
Ultimate Software Group, Inc. (The), 1st Lien
Term Loan, (LIBOR USD 1 Month + 3.75%),
5.40%, 05/04/26		1,905	1,912,065

			82,365,821
Specialty Retail — 0.1%
Belron Finance US LLC, Term Loan B, (LIBOR
USD 3 Month + 2.25%), 4.14%, 11/07/24. .		1,573	1,575,857
Belron Finance US LLC, Term Loan B1, (LIBOR
USD 3 Month + 2.25%), 4.15%, 11/06/25(d).		1,331	1,332,223
IAA, Inc., Term Loan, (LIBOR USD 1 Month +
2.25%), 3.94%, 06/29/26.		1,228	1,235,593
MED ParentCo LP, Delayed Draw Term Loan,
(LIBOR USD 1 Month + 4.25%), 0.00% -
5.90%, 08/31/26		89	89,533
MED ParentCo LP, Term Loan, (LIBOR USD 1
Month + 4.25%), 5.90%, 07/31/26		1,679	1,681,236
Midas Intermediate Holdco II LLC, Term
Loan B, (LIBOR USD 3 Month + 2.75%),
4.70%, 08/18/21		1,651	1,622,470
PetSmart, Inc., Term Loan, 03/11/22(n)		9,317	9,287,973

			16,824,885
Technology Hardware, Storage & Peripherals — 0.0%
Western Digital Corp., 1st Lien Term Loan
B, (LIBOR USD 1 Month + 1.75%),
3.40%, 04/29/23		2,517	2,515,664

Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc., Term Loan
B, (LIBOR USD 1 Month + 2.25%),
3.90%, 01/02/25		1,278	1,277,532
HD Supply, Inc., Term Loan, (LIBOR USD 1
Month + 1.75%), 3.40%, 10/17/23		7,420	7,450,847
United Rentals, Inc., Term Loan, (LIBOR USD 1
Month + 1.75%), 3.40%, 10/31/25		392	393,875

			9,122,254
Wireless Telecommunication Services — 0.0%
Digicel International Finance Ltd., Term
Loan, (LIBOR USD 3 Month + 3.25%),
5.34%, 05/27/24		2,165	1,955,789
Hargray Communications Group, Inc., Term
Loan, (LIBOR USD 1 Month + 3.00%),
4.65%, 05/16/24		1,153	1,155,655
SBA Senior Finance II LLC, 2nd Lien Term
Loan B, (LIBOR USD 1 Month + 1.75%),
3.40%, 04/06/25		1,980	1,981,147

			5,092,591
Total Floating Rate Loan Interests — 7.0%
(Cost: $1,234,482,287)			1,234,634,705

Foreign Agency Obligations — 0.5%
Argentina — 0.0%
YPF SA:
8.75%, 04/04/24(b)		4,770	4,603,050
8.75%, 04/04/24		340	328,100
			4,931,150

		Par
Security		(000)	Value

Bahrain — 0.0%
CBB International Sukuk Co. 7 SPC, 6.88%,
10/05/25	USD	6,813	$7,928,629
Chile — 0.0%
Empresa de Transporte de Pasajeros Metro SA,
5.00%, 01/25/47(b)		6,730	7,804,697
China — 0.0%
Chengdu Xingcheng Investment Group Co.
Ltd., 2.50%, 03/20/21	EUR	1,800	1,977,575
China Cinda Asset Management Co. Ltd., (US
Treasury Yield Curve Rate T Note Constant
Maturity 5 Year + 3.29%), 4.45%(a)(k)	USD	630	634,922
China Minmetals Corp., (US Treasury Yield
Curve Rate T Note Constant Maturity 5 Year
+ 4.72%), 3.75%(a)(k)		520	525,200
Guangxi Financial Investment Group Co. Ltd.,
5.75%, 01/23/21		1,100	1,043,075
Inner Mongolia High-Grade High Way
Construction and Development Co. Ltd.,
4.38%, 12/04/20		432	430,505
			4,611,277

Colombia — 0.1%
Ecopetrol SA, 5.38%, 06/26/26		7,100	8,039,641
France — 0.0%
Electricite de France SA(a)(k):
(EUR Swap Annual 6 Year + 3.44%), 4.00% EUR		1,800	2,183,574
(GBP Swap 13 Year + 3.96%), 6.00%.	GBP	600	890,347
(EUR Swap Annual 5 Year + 3.20%), 3.00% EUR		200	231,791
			3,305,712

India — 0.1%
NTPC Ltd., 5.63%, 07/14/21	USD	2,590	2,704,122
Power Finance Corp. Ltd., 3.75%, 12/06/27		3,797	3,844,462
Rural Electrification Corp. Ltd., 4.63%, 03/22/28		5,397	5,709,014
			12,257,598

Indonesia — 0.0%
Perusahaan Listrik Negara PT:
6.15%, 05/21/48		2,900	3,679,375
4.88%, 07/17/49		1,800	1,959,750
			5,639,125

Italy — 0.0%
Banca Monte dei Paschi di Siena SpA, 2.63%,
04/28/25	EUR	1,325	1,471,446
Mexico — 0.2%
Petroleos Mexicanos:
5.50%, 01/21/21	USD	17,816	18,562,134
6.88%, 08/04/26		5,900	6,640,450
6.84%, 01/23/30(b)		5,358	5,805,393
			31,007,977

Panama — 0.1%
AES Panama SRL, 6.00%, 06/25/22(b)		8,333	8,593,406
Total Foreign Agency Obligations — 0.5%
(Cost: $92,634,986)			95,590,658

Foreign Government Obligations — 2.8%
Argentina — 0.0%
Republic of Argentina:
6.88%, 04/22/21		1,740	927,637

92	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Argentina (continued)
4.63%, 01/11/23	USD	8,140	$3,744,400
			4,672,037

Brazil — 0.1%
Federative Republic of Brazil:
4.88%, 01/22/21		8,356	8,593,624
4.63%, 01/13/28		6,631	7,329,327
			15,922,951

Chile — 0.2%
Republic of Chile:
2.25%, 10/30/22		3,250	3,285,547
3.13%, 03/27/25		13,600	14,286,800
3.13%, 01/21/26		4,700	4,979,062
3.24%, 02/06/28		14,208	15,269,160
			37,820,569

Colombia — 0.3%
Republic of Colombia:
4.00%, 02/26/24		9,203	9,769,560
8.13%, 05/21/24		10,300	12,759,125
4.50%, 01/28/26		12,870	14,221,350
3.88%, 04/25/27		8,585	9,236,923
4.50%, 03/15/29		5,872	6,617,010
			52,603,968

Croatia — 0.0%
Republic of Croatia, 6.63%, 07/14/20		7,384	7,524,296
Dominican Republic — 0.1%
Republic of Dominican:
5.50%, 01/27/25		3,721	3,979,145
6.88%, 01/29/26		3,450	3,935,156
			7,914,301

Egypt — 0.3%
Arab Republic of Egypt:
5.75%, 04/29/20		7,158	7,209,448
6.13%, 01/31/22(b)		4,664	4,888,455
6.13%, 01/31/22		12,427	13,025,049
16.00%, 06/11/22	EGP	100,091	6,515,295
14.30%, 09/03/22		108,495	6,873,568
5.58%, 02/21/23(b)	USD	3,970	4,168,500
4.75%, 04/11/25(b)	EUR	985	1,178,100
6.38%, 04/11/31(b)		4,285	5,168,104
			49,026,519

Indonesia — 0.4%
Republic of Indonesia:
5.88%, 03/13/20	USD	17,706	17,805,596
3.75%, 04/25/22		4,394	4,547,790
4.75%, 01/08/26		6,864	7,700,550
0.90%, 02/14/27	EUR	6,340	7,005,009
3.50%, 01/11/28	USD	5,460	5,762,006
4.10%, 04/24/28		4,070	4,477,000
6.13%, 05/15/28	IDR	354,980,000	24,878,496
4.75%, 02/11/29	USD	1,527	1,763,655
			73,940,102

Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22		2,585	2,454,328
Mexico — 0.1%
United Mexican States:
3.60%, 01/30/25		3,200	3,390,000
4.13%, 01/21/26		5,000	5,445,312

		Par
Security		(000)	Value

Mexico (continued)
4.50%, 04/22/29	USD	2,090	$2,340,147
8.30%, 08/15/31		552	853,185
			12,028,644

Mongolia — 0.0%
People's Republic of Mongolia, 8.75%, 03/09/24		1,259	1,423,457
Nigeria — 0.1%
Federal Republic of Nigeria:
6.38%, 07/12/23		3,334	3,621,558
7.63%, 11/21/25		9,277	10,483,010
			14,104,568

Pakistan — 0.0%
Islamic Republic of Pakistan, 6.88%, 12/05/27		630	663,863
Third Pakistan International Sukuk Co. Ltd.
(The), 5.63%, 12/05/22		630	650,475
			1,314,338

Panama — 0.1%
Republic of Panama:
4.00%, 09/22/24		9,720	10,512,787
3.88%, 03/17/28		8,770	9,701,813
			20,214,600

Paraguay — 0.1%
Republic of Paraguay:
5.40%, 03/30/50(b)		6,945	8,125,650
5.40%, 03/30/50		2,075	2,427,750
			10,553,400

Philippines — 0.1%
Republic of the Philippines:
4.20%, 01/21/24		12,585	13,690,120
5.50%, 03/30/26		8,685	10,394,860
			24,084,980

Poland — 0.1%
Republic of Poland:
3.00%, 03/17/23		6,700	6,947,063
3.25%, 04/06/26		6,800	7,254,750
			14,201,813

Qatar — 0.2%
State of Qatar:
4.50%, 04/23/28		19,440	22,501,800
4.00%, 03/14/29(b)		12,805	14,469,650
			36,971,450

Russia — 0.2%
Russian Federation:
4.75%, 05/27/26		14,600	16,498,000
4.25%, 06/23/27		18,400	20,332,000
			36,830,000

Saudi Arabia — 0.2%
Kingdom of Saudi Arabia:
4.00%, 04/17/25		7,000	7,616,000
3.25%, 10/26/26		13,600	14,348,000
4.38%, 04/16/29(b)		7,447	8,510,525
Saudi Arabian Oil Co.(b):
2.88%, 04/16/24		590	604,897
3.50%, 04/16/29		3,125	3,309,375
			34,388,797

SCHEDULE OF INVESTMENTS	93

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Sri Lanka — 0.1%
Republic of Sri Lanka:
6.25%, 10/04/20	USD	3,585	$3,632,053
6.25%, 07/27/21		473	482,312
5.75%, 01/18/22		1,750	1,774,062
6.85%, 03/14/24		2,195	2,249,955
6.35%, 06/28/24		945	951,849
7.85%, 03/14/29		6,145	6,244,856
7.55%, 03/28/30		944	934,560
			16,269,647

Turkey — 0.0%
Republic of Turkey, 4.88%, 04/16/43		7,695	6,879,811
Ukraine — 0.1%
Republic of Ukraine:
8.99%, 02/01/24		3,160	3,626,100
9.75%, 11/01/28		5,081	6,322,669
			9,948,769

Total Foreign Government Obligations — 2.8%
(Cost: $465,981,128)			491,093,345
		Shares

Investment Companies — 8.0%
DCP Midstream LP		735,159	15,460,394
iShares iBoxx $ Investment Grade Corporate
Bond ETF*		1,970,946	258,371,312
iShares MBS ETF(g)*		9,399,128	1,023,189,074
iShares Short-Term Corporate Bond ETF(g)*		1,587,302	85,888,911
Noble Midstream Partners LP		129,702	2,905,325
NuStar Energy LP		665,975	18,187,777
Western Midstream Partners LP		1,005,132	16,644,986

Total Investment Companies — 8.0%
(Cost: $1,434,960,690)			1,420,647,779

		Par
		(000)

Non-Agency Mortgage-Backed Securities — 6.6%
Collateralized Mortgage Obligations — 2.4%
Adjustable Rate Mortgage Trust(c):
Series 2005-8, Class 2A1, 4.37%, 11/25/35		3,065	2,859,037
Series 2005-8, Class 7A2, 2.22%, 11/25/35		1,683	1,676,610
Series 2005-9, Class 5A1, 2.20%, 11/25/35		1,409	1,400,873
Alternative Loan Trust:
Series 2005-16, Class A1, 3.79%, 06/25/35(c)		591	566,551
Series 2005-36, Class 2A1A,
1.97%, 08/25/35(c)		1,950	1,744,643
Series 2005-61, Class 1A1,
2.18%, 12/25/35(c)		316	314,433
Series 2005-63, Class 3A3,
3.61%, 11/25/35(c)		3,044	2,926,495
Series 2005-63, Class 5A1,
3.71%, 12/25/35(c)		225	214,376
Series 2005-64CB, Class 1A1,
5.50%, 12/25/35		91	90,310
Series 2005-72, Class A3, 2.26%, 01/25/36(c)		3,186	3,010,023
Series 2005-76, Class 2A1,
3.15%, 02/25/36(c)		6,356	6,036,591
Series 2006-11CB, Class 1A5,
6.00%, 05/25/36		908	750,734
Series 2006-15CB, Class A1,
6.50%, 06/25/36		1,324	984,048

		Par
Security		(000)	Value

Collateralized Mortgage Obligations (continued)
Series 2006-20CB, Class A9,
6.00%, 07/25/36	USD	622	$456,990
Series 2006-2CB, Class A6,
5.50%, 03/25/36		972	691,387
Series 2006-45T1, Class 1A10,
6.00%, 02/25/37		3,512	2,346,702
Series 2006-45T1, Class 2A2,
6.00%, 02/25/37		2,392	1,943,628
Series 2006-7CB, Class 1A6,
6.00%, 05/25/36		1,069	867,894
Series 2006-9T1, Class A7, 6.00%, 05/25/36		478	356,597
Series 2006-J7, Class 2A1,
2.54%, 11/20/46(c)		5,876	4,204,728
Series 2006-J8, Class A5, 6.00%, 02/25/37		1,648	1,141,818
Series 2006-OA14, Class 1A1,
3.88%, 11/25/46(c)		8,180	7,293,188
Series 2006-OA14, Class 2A1,
1.85%, 11/25/46(c)		7,316	6,608,211
Series 2006-OA14, Class 3A1,
3.00%, 11/25/46(c)		11,262	10,341,308
Series 2006-OA16, Class A2,
1.85%, 10/25/46(c)		485	471,806
Series 2006-OA2, Class A1,
1.86%, 05/20/46(c)		2,018	1,689,642
Series 2006-OA3, Class 2A1,
1.87%, 05/25/36(c)		11,637	10,468,668
Series 2006-OA8, Class 1A1,
1.85%, 07/25/46(c)		16,205	15,388,581
Series 2007-12T1, Class A22,
5.75%, 06/25/37		2,359	1,763,156
Series 2007-12T1, Class A5,
6.00%, 06/25/37		524	401,455
Series 2007-15CB, Class A7,
6.00%, 07/25/37		364	328,965
Series 2007-18CB, Class 2A25,
6.00%, 08/25/37		340	317,597
Series 2007-19, Class 1A4, 6.00%, 08/25/37		1,541	1,249,821
Series 2007-19, Class 1A8, 6.00%, 08/25/37		750	608,088
Series 2007-25, Class 1A3, 6.50%, 11/25/37		4,027	2,884,692
Series 2007-9T1, Class 1A1,
6.00%, 05/25/37		614	424,815
Series 2007-9T1, Class 2A1,
6.00%, 05/25/37		3,795	2,613,734
Series 2007-9T1, Class 2A2,
6.00%, 05/25/37		651	448,655
Series 2007-AL1, Class A1,
1.91%, 06/25/37(c)		8,143	6,757,479
Series 2007-J1, Class 2A5, 6.00%, 03/25/37		1,781	1,088,404
Series 2007-OA11, Class A1A,
3.53%, 11/25/47(c)		2,614	2,352,886
Series 2007-OA3, Class 1A1,
1.80%, 04/25/47(c)		14,276	13,356,737
Series 2007-OA4, Class A1,
1.83%, 05/25/47(c)		5,443	5,171,670
Series 2007-OA8, Class 2A1,
1.84%, 06/25/47(c)		12,893	10,421,233
Alternative Loan Trust Resecuritization, Series
2006-22R, Class 1A6, 6.00%, 05/25/36		1,418	1,173,022
American Home Mortgage Assets Trust:
Series 2006-3, Class 1A1, 3.12%, 10/25/46(c)		14,584	14,175,716
Series 2006-3, Class 2A11,
3.09%, 10/25/46(c)		6,532	5,849,149
Series 2007-3, Class 22A1,
6.25%, 06/25/37(e)		1,059	974,559
Banc of America Funding Trust(c):
Series 2006-7, Class T2A3, 5.69%, 10/25/36		594	584,000

94	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Collateralized Mortgage Obligations (continued)
Series 2006-D, Class 6A1, 3.87%, 05/20/36	USD	431	$426,779
Series 2007-D, Class 1A1, 1.86%, 06/20/47		1,685	1,514,189
Banc of America Mortgage Trust, Series 2004-
L, Class 4A1, 3.86%, 01/25/35(c)		11	10,993
Bear Stearns ALT-A Trust, Series 2006-2, Class
11A1, 2.10%, 04/25/36(c)		7,487	9,032,228
Bear Stearns Asset-Backed Securities I Trust(e):
Series 2005-AC9, Class A5,
6.25%, 12/25/35		983	975,255
Series 2006-AC1, Class 1A2,
6.25%, 02/25/36		1,152	1,068,862
Bear Stearns Mortgage Funding Trust(c):
Series 2007-AR2, Class A1,
1.83%, 03/25/37		2,194	2,073,408
Series 2007-AR3, Class 1A1,
1.80%, 03/25/37		2,861	2,778,526
Series 2007-AR4, Class 1A1,
1.86%, 09/25/47		3,734	3,563,301
CGMSE Co-Investor DAC, Series 2014-2X,
5.70%, 11/17/31(c)	EUR	384	415,583
Chase Home Lending Mortgage Trust, Series
2019-ATR2, Class A3, 3.50%, 07/25/49(b)(c).	USD	625	637,538
CHL Mortgage Pass-Through Trust:
Series 2005-11, Class 4A1,
1.93%, 04/25/35(c)		1,726	1,700,592
Series 2005-9, Class 1A1, 2.26%, 05/25/35(c)		4,037	3,567,068
Series 2006-OA4, Class A1,
3.11%, 04/25/46(c)		3,053	1,440,079
Series 2007-21, Class 1A1, 6.25%, 02/25/38		228	181,381
Series 2007-J2, Class 2A6, 6.00%, 07/25/37		845	556,498
Series 2007-J2, Class 2A8, 6.00%, 07/25/37		1,290	849,779
CitiMortgage Alternative Loan Trust, Series
2007-A1, Class 1A5, 6.00%, 01/25/37		110	111,257
CSMC Mortgage-Backed Trust, Series 2006-8,
Class 1A1, 4.50%, 10/25/21		23	21,791
CSMC Trust(b):
Series 2008-2R, Class 1A1,
6.00%, 07/25/37		847	808,656
Series 2011-4R, Class 1A2,
3.21%, 09/27/37(c)		7,152	6,874,544
Series 2018-RPL8, Class A1,
4.12%, 07/25/58(c)		23,112	23,327,072
Series 2019-JR1, Class A1,
4.10%, 09/27/66(c)		5,927	5,955,504
Deutsche Alt-A Securities Mortgage Loan
Trust, Series 2007-OA4, Class 3A1,
1.85%, 08/25/47(c)		15,717	14,981,878
First Horizon Alternative Mortgage Securities
Trust, Series 2006-AA8, Class 1A1,
3.21%, 02/25/37(c)		1,835	1,437,863
GMACM Mortgage Loan Trust, Series 2005-
AR2, Class 4A, 3.93%, 05/25/35(c)		57	55,393
GreenPoint Mortgage Funding Trust(c):
Series 2006-AR1, Class GA1B,
1.83%, 02/25/36		5,877	5,589,564
Series 2006-AR2, Class 4A1,
4.15%, 03/25/36		1,987	1,981,066
GSR Mortgage Loan Trust:
Series 2006-4F, Class 1A1, 5.00%, 05/25/36		14	32,545
Series 2006-OA1, Class 1A1,
1.88%, 08/25/46(c)		28,657	11,055,255
Impac CMB Trust, Series 2005-6, Class 1A1,
2.16%, 10/25/35(c)		2,395	2,376,351
IndyMac IMSC Mortgage Loan Trust:
Series 2007-F2, Class 1A4, 6.00%, 07/25/37		872	862,970
Series 2007-F2, Class 2A1, 6.50%, 07/25/37		2,264	1,271,233

		Par
Security		(000)	Value

Collateralized Mortgage Obligations (continued)
IndyMac INDX Mortgage Loan Trust(c):
Series 2007-AR15, Class 1A1,
3.76%, 08/25/37	USD	145	$125,502
Series 2007-AR15, Class 2A1,
3.67%, 08/25/37		668	576,723
JPMorgan Trust, Series 2015-3, Class A5,
3.50%, 05/25/45(b)(c)		1,054	1,060,963
Lehman XS Trust, Series 2007-20N, Class A1,
2.81%, 12/25/37(c)		12,666	12,516,024
LHOME Mortgage Trust(b):
Series 2019-RTL2, Class A1,
3.84%, 03/25/24		19,000	18,984,654
Series 2019-RTL3, Class A1,
3.87%, 07/25/24		7,000	7,015,901
LSTAR Securities Investment Ltd., Series 2019-
3, Class A1, 3.28%, 04/01/24(b)(c)		17,104	17,122,440
LSTAR Securities Investment Trust(b)(c):
Series 2019-1, Class A1, 3.48%, 03/01/24 .		3,194	3,193,975
Series 2019-2, Class A1, 3.28%, 04/01/24 .		12,959	12,952,891
Merrill Lynch Mortgage Investors Trust(c):
Series 2005-A9, Class 2A1E,
4.12%, 12/25/35		903	895,367
Series 2006-1, Class 2A1, 3.74%, 02/25/36		479	487,594
New Residential Mortgage Loan Trust, Series
2016-3A, Class A1B, 3.25%, 09/25/56(b)(c) .		427	440,645
Octagon Investment Partners 26 Ltd., Series
2016-1, Class AR, 3.63%, 04/20/31(c)		2,250	2,141,553
Prime Mortgage Trust(b):
Series 2006-DR1, Class 1A2,
6.00%, 05/25/35		8	7,775
Series 2006-DR1, Class 2A1,
5.50%, 05/25/35		548	525,686
RALI Trust, Series 2007-QS4, Class 3A2,
6.00%, 03/25/37		259	241,302
RCO V Mortgage LLC, Series 2019-1, Class
A1, 3.72%, 05/24/24(b)(e)		9,071	9,114,188
Residential Asset Securitization Trust, Series
2006-A15, Class A12, 6.25%, 01/25/37		351	221,673
RFMSI Trust, Series 2007-S7, Class A20,
6.00%, 07/25/37		65	63,474
Structured Adjustable Rate Mortgage
Loan Trust, Series 2007-3, Class 3A1,
4.39%, 04/25/47(c)		308	223,389
Structured Asset Mortgage Investments II
Trust(c):
Series 2006-AR2, Class A1,
1.89%, 02/25/36		1,382	1,371,524
Series 2006-AR4, Class 3A1,
1.85%, 06/25/36		11,894	11,644,161
Series 2006-AR6, Class 2A1,
1.85%, 07/25/46		14,139	11,939,216
Series 2007-AR4, Class GA4B,
1.84%, 09/25/47		3,558	3,444,650
Toorak Mortgage Corp. Ltd., Series 2019-2,
Class A1, 3.72%, 09/25/22(e)		12,000	12,062,717
WaMu Mortgage Pass-Through Certificates
Trust(c):
Series 2007-OA4, Class 1A,
2.92%, 05/25/47		2,355	2,283,164
Series 2007-OA5, Class 1A,
2.90%, 06/25/47		8,156	7,824,940
Series 2007-OA6, Class 1A,
2.96%, 07/25/47		4,372	3,959,111
Washington Mutual Mortgage Pass-Through
Certificates WMALT Trust:
Series 2006-8, Class A5, 4.31%, 10/25/36(e)		1,296	698,047

SCHEDULE OF INVESTMENTS	95

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Collateralized Mortgage Obligations (continued)
Series 2006-AR5, Class 1A,
3.13%, 06/25/46(c)	USD	6,534	$5,002,952
Series 2006-AR8, Class 2A,
3.00%, 10/25/46(c)		6,970	6,388,776
Series 2007-OA1, Class 2A,
2.87%, 12/25/46(c)		5,961	5,339,676
Series 2007-OA5, Class A1A,
2.99%, 05/25/47(c)		4,273	4,049,634

			431,246,993
Commercial Mortgage-Backed Securities — 4.0%
245 Park Avenue Trust, Series 2017-245P,
Class E, 3.78%, 06/05/37(b)(c)		9,251	9,366,909
280 Park Avenue Mortgage Trust(b)(c):
Series 2017-280P, Class A, 2.56%, 09/15/34		975	975,788
Series 2017-280P, Class E, 3.80%, 09/15/34		29,015	29,087,471
AOA Mortgage Trust, Series 2015-1177, Class
A, 2.96%, 12/13/29(b)		1,250	1,263,700
Ashford Hospitality Trust, Series 2018-ASHF,
Class D, 3.78%, 04/15/35(b)(c)		4,500	4,501,380
Asset Securitization Corp., Series 1997-D5,
Class B2, 6.93%, 02/14/43		30	30,168
Atrium Hotel Portfolio Trust(b)(c):
Series 2017-ATRM, Class D,
3.63%, 12/15/36		11,310	11,316,915
Series 2017-ATRM, Class E,
4.73%, 12/15/36		2,388	2,390,793
Aventura Mall Trust(b)(c):
Series 2013-AVM, Class A, 3.87%, 12/05/32		2,000	2,012,224
Series 2013-AVM, Class E, 3.87%, 12/05/32		5,635	5,669,664
BAMLL Commercial Mortgage Securities Trust(b)
(c):
Series 2016-ISQ, Class E, 3.73%, 08/14/34		20,187	20,472,902
Series 2017-SCH, Class CL,
3.18%, 11/15/32		3,225	3,225,323
Series 2017-SCH, Class DL,
3.68%, 11/15/32		3,965	3,967,102
Series 2018-DSNY, Class D,
3.38%, 09/15/34		11,982	12,019,689
BANK, Series 2017-BNK7, Class ASB,
3.27%, 09/15/60		1,300	1,381,191
Barclays Commercial Mortgage Trust, Series
2019-C3, Class C, 4.18%, 05/15/52		3,442	3,699,842
Bayview Commercial Asset Trust(b)(c):
Series 2005-2A, Class A1, 1.97%, 08/25/35		4,281	4,119,590
Series 2005-3A, Class A1, 1.98%, 11/25/35		1,041	1,001,469
Series 2007-1, Class A1, 1.88%, 03/25/37 .		6,122	5,825,466
Series 2007-3, Class A2, 1.95%, 07/25/37 .		5,571	5,281,836
Series 2007-4A, Class A1, 2.11%, 09/25/37		1,534	1,444,670
Series 2007-6A, Class A4A,
3.16%, 12/25/37		2,150	2,045,249
Bayview Commercial Mortgage Pass-Through
Trust, Series 2006-SP1, Class M3,
2.52%, 04/25/36(b)(c)		1,978	1,977,526
BBCMS Mortgage Trust(b)(c):
Series 2018-CHRS, Class E,
4.41%, 08/05/38		1,750	1,638,312
Series 2018-TALL, Class D, 3.12%, 03/15/37		2,000	1,999,984
BBCMS Trust, Series 2015-STP, Class E,
4.43%, 09/10/28(b)(c)		375	372,933
BB-UBS Trust, Series 2012-SHOW, Class E,
4.16%, 11/05/36(b)(c)		2,672	2,710,051
Bear Stearns Commercial Mortgage Securities
Trust(c):
Series 2005-PW10, Class B,
5.79%, 12/11/40		4,000	4,056,175

		Par
Security		(000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2007-PW18, Class B,
6.69%, 06/11/50(b)	USD	2,239	$2,296,084
Benchmark Mortgage Trust(c):
Series 2018-B3, Class D, 3.06%, 04/10/51(b)		1,250	1,178,644
Series 2018-B7, Class C, 5.02%, 05/15/53.		4,770	5,453,443
BWAY Mortgage Trust(b):
Series 2013-1515, Class D, 3.63%, 03/10/33		3,600	3,741,698
Series 2013-1515, Class E, 3.72%, 03/10/33		2,000	2,074,194
Series 2015-1740, Class E,
4.81%, 01/10/35(c)		2,000	2,047,529
BX Commercial Mortgage Trust(b)(c):
Series 2018-IND, Class A, 2.43%, 11/15/35		1,696	1,696,372
Series 2018-IND, Class G, 3.73%, 11/15/35		10,150	10,194,810
Series 2018-IND, Class H, 4.68%, 11/15/35		11,550	11,556,933
Series 2019-XL, Class A, 2.60%, 10/15/36 .		1,217	1,220,846
Series 2019-XL, Class G, 3.98%, 10/15/36		7,500	7,528,577
Series 2019-XL, Class J, 4.33%, 10/15/36 .		7,500	7,533,099
BX Trust, Series 2019-ATL, Class A,
2.76%, 10/15/36(b)(c)		850	849,999
BXP Trust(b)(c):
Series 2017-CC, Class D, 3.67%, 08/13/37		6,800	7,108,730
Series 2017-CC, Class E, 3.67%, 08/13/37		10,985	11,085,795
CCRESG Commercial Mortgage Trust, Series
2016-HEAT, Class D, 5.67%, 04/10/29(b)(c) .		3,040	3,098,171
CD Mortgage Trust, Series 2016-CD1, Class
ASB, 2.62%, 08/10/49		1,155	1,185,209
CFCRE Commercial Mortgage Trust:
Series 2011-C1, Class C, 6.29%, 04/15/44(b)
(c)		3,027	3,142,246
Series 2016-C4, Class C, 5.04%, 05/10/58(c)		3,330	3,662,580
Series 2016-C7, Class ASB,
3.64%, 12/10/54		1,000	1,065,282
Series 2018-TAN, Class C,
5.29%, 02/15/33(b)		2,100	2,231,203
CGDBB Commercial Mortgage Trust(b)(c):
Series 2017-BIOC, Class A,
2.47%, 07/15/32		1,133	1,133,555
Series 2017-BIOC, Class D,
3.28%, 07/15/32		6,596	6,599,927
Series 2017-BIOC, Class E,
3.83%, 07/15/32		4,722	4,710,262
CGMS Commercial Mortgage Trust, Series
2017-B1, Class AAB, 3.24%, 08/15/50		1,125	1,193,151
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A3,
2.82%, 04/10/46		1,581	1,621,178
Series 2014-GC19, Class C,
5.26%, 03/10/47(c)		2,278	2,510,097
Series 2015-GC27, Class AAB,
2.94%, 02/10/48		1,090	1,116,172
Series 2015-GC27, Class C,
4.58%, 02/10/48(c)		3,000	3,136,880
Series 2016-C1, Class C, 5.12%, 05/10/49(c)		2,870	3,162,924
Series 2016-C1, Class D, 5.12%, 05/10/49(b)
(c)		980	1,034,222
Series 2016-C2, Class AAB,
2.71%, 08/10/49		930	955,390
Series 2016-GC37, Class C,
5.08%, 04/10/49(c)		2,640	2,890,220
Series 2016-GC37, Class D,
2.79%, 04/10/49(b)		3,446	2,997,318
Series 2016-P3, Class C, 4.99%, 04/15/49(c)		1,271	1,399,976
Series 2016-P5, Class AAB,
2.84%, 10/10/49		1,900	1,958,498
Series 2018-C6, Class C, 5.24%, 11/10/51(c)		3,976	4,608,930

96	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

	Par
Security	(000)	Value

Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.91%, 06/10/44(b)
(c) USD	2,653	$2,681,656
Series 2012-LC4, Class A4, 3.29%, 12/10/44	1,366	1,394,779
Series 2013-300P, Class A1,
4.35%, 08/10/30(b)	960	1,027,716
Series 2013-300P, Class D,
4.54%, 08/10/30(b)(c)	3,000	3,156,861
Series 2013-CR12, Class A4,
4.05%, 10/10/46	965	1,035,986
Series 2013-CR7, Class ASB,
2.74%, 03/10/46	598	606,687
Series 2013-CR9, Class A4,
4.36%, 07/10/45(c)	1,550	1,670,164
Series 2013-GAM, Class E,
3.53%, 02/10/28(b)(c)	5,000	4,930,560
Series 2013-LC6, Class A3, 2.67%, 01/10/46	520	530,039
Series 2013-SFS, Class A1,
1.87%, 04/12/35(b)	354	354,141
Series 2014-CR15, Class ASB,
3.60%, 02/10/47	1,667	1,721,163
Series 2014-CR15, Class C,
4.90%, 02/10/47(c)	2,050	2,225,512
Series 2014-CR17, Class A5,
3.98%, 05/10/47	1,120	1,212,794
Series 2014-CR18, Class ASB,
3.45%, 07/15/47	1,693	1,735,687
Series 2014-LC15, Class ASB,
3.53%, 04/10/47	1,654	1,703,753
Series 2014-UBS2, Class A5,
3.96%, 03/10/47	1,000	1,074,453
Series 2014-UBS2, Class ASB,
3.47%, 03/10/47	507	522,772
Series 2015-CR23, Class B,
4.18%, 05/10/48(c)	9,520	10,283,996
Series 2015-CR23, Class CMC,
3.81%, 05/10/48(b)(c)	7,688	7,693,504
Series 2015-CR23, Class CMD,
3.81%, 05/10/48(b)(c)	18,170	18,176,743
Series 2015-CR23, Class CME,
3.81%, 05/10/48(b)(c)	2,180	2,179,308
Series 2015-CR25, Class C,
4.69%, 08/10/48(c)	1,024	1,099,433
Series 2015-CR26, Class A3,
3.36%, 10/10/48	770	822,406
Series 2015-LC19, Class A4,
3.18%, 02/10/48	885	936,794
Series 2015-LC19, Class C,
4.39%, 02/10/48(c)	6,513	6,917,856
Series 2015-LC19, Class D,
2.87%, 02/10/48(b)	2,490	2,394,467
Series 2015-LC21, Class ASB,
3.42%, 07/10/48	1,045	1,086,853
Series 2015-LC21, Class C,
4.45%, 07/10/48(c)	6,010	6,395,309
Series 2015-PC1, Class ASB,
3.61%, 07/10/50	600	625,526
Series 2016-667M, Class D,
3.28%, 10/10/36(b)(c)	3,200	3,250,822
Series 2016-CR28, Class A3,
3.50%, 02/10/49	2,415	2,610,567
Series 2016-DC2, Class ASB,
3.55%, 02/10/49	500	525,349
Series 2017-COR2, Class D,
3.00%, 09/10/50(b)	3,425	3,279,814

		Par
Security		(000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2018-HCLV, Class B,
3.08%, 09/15/33(b)(c)	USD	2,500	$2,496,962
CSAIL Commercial Mortgage Trust:
Series 2015-C1, Class A4, 3.51%, 04/15/50		120	128,356
Series 2015-C2, Class ASB,
3.22%, 06/15/57		1,440	1,484,448
Series 2016-C6, Class C, 5.09%, 01/15/49(c)		3,950	4,353,408
Series 2018-C14, Class D,
5.06%, 11/15/51(b)(c)		5,030	5,455,495
CSWF, Series 2018-TOP, Class A,
2.68%, 08/15/35(b)(c)		381	380,791
DBJPM Mortgage Trust, Series 2016-C3, Class
D, 3.63%, 08/10/49(b)(c)		5,845	5,755,472
DBUBS Mortgage Trust(b)(c):
Series 2017-BRBK, Class E,
3.65%, 10/10/34		10,428	10,548,695
Series 2017-BRBK, Class F,
3.65%, 10/10/34		3,710	3,721,090
Four Times Square Trust Commercial Mortgage
Pass-Through Certificates, Series 2006-4TS,
Class A, 5.40%, 12/13/28(b)		1,851	1,891,058
GRACE Mortgage Trust(b):
Series 2014-GRCE, Class A,
3.37%, 06/10/28		1,500	1,518,606
Series 2014-GRCE, Class F,
3.71%, 06/10/28(c)		10,256	10,314,395
GS Mortgage Securities Corp. II:
Series 2005-ROCK, Class J,
5.86%, 05/03/32(b)		1,500	1,713,648
Series 2013-GC10, Class AAB,
2.56%, 02/10/46		1,197	1,208,282
GS Mortgage Securities Corp. Trust(b):
Series 2012-ALOH, Class A,
3.55%, 04/10/34		863	888,986
Series 2016-RENT, Class C,
4.20%, 02/10/29(c)		2,550	2,576,255
Series 2017-500K, Class D,
2.98%, 07/15/32(c)		1,130	1,130,356
Series 2017-500K, Class E,
3.18%, 07/15/32(c)		1,650	1,651,554
Series 2017-500K, Class F,
3.48%, 07/15/32(c)		540	540,867
Series 2017-500K, Class G,
4.18%, 07/15/32(c)		280	280,703
Series 2018-HULA, Class D,
3.48%, 07/15/25(c)		2,318	2,317,002
Series 2019-SOHO, Class A,
2.58%, 06/15/36(c)		1,000	1,000,622
GS Mortgage Securities Trust:
Series 2013-GC12, Class AAB,
2.68%, 06/10/46		1,313	1,325,655
Series 2013-GC16, Class AAB,
3.81%, 11/10/46		1,597	1,658,097
Series 2014-GC20, Class AAB,
3.66%, 04/10/47		1,745	1,803,781
Series 2014-GC22, Class A5,
3.86%, 06/10/47		1,155	1,243,659
Series 2014-GC24, Class AAB,
3.65%, 09/10/47		1,382	1,435,836
Series 2015-GC30, Class A2,
2.73%, 05/10/50		1,667	1,666,986
Series 2015-GC32, Class C,
4.56%, 07/10/48(c)		2,085	2,241,806
Series 2015-GC32, Class D,
3.35%, 07/10/48		2,282	2,201,020

SCHEDULE OF INVESTMENTS	97

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2015-GS1, Class A3,
3.73%, 11/10/48	USD	1,160	$1,266,277
Series 2016-GS3, Class AAB,
2.78%, 10/10/49		2,766	2,849,801
Series 2017-GS7, Class AAB,
3.20%, 08/10/50		490	517,257
Series 2017-GS7, Class D,
3.00%, 08/10/50(b)		2,749	2,661,739
Series 2017-GS7, Class E,
3.00%, 08/10/50(b)		1,260	1,192,812
Harvest Commercial Capital Loan Trust(b)(c):
Series 2019-1, Class M4, 4.64%, 09/25/46.		3,150	3,189,532
Series 2019-1, Class M5, 5.73%, 09/25/46.		2,000	2,064,193
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C12, Class A5, 3.66%, 07/15/45		910	960,886
Series 2013-C14, Class ASB,
3.76%, 08/15/46(c)		1,377	1,422,416
Series 2014-C21, Class A5, 3.77%, 08/15/47		1,335	1,436,282
Series 2014-C25, Class A4A1,
3.41%, 11/15/47		540	574,262
Series 2015-C28, Class ASB,
3.04%, 10/15/48		1,641	1,686,325
Series 2015-C33, Class D1,
4.27%, 12/15/48(b)(c)		1,898	1,921,958
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class C,
4.05%, 03/15/50(c)		5,137	5,416,269
Series 2017-JP5, Class D,
4.80%, 03/15/50(b)(c)		7,320	7,765,506
Series 2017-JP6, Class A3, 3.11%, 07/15/50		500	518,588
JPMDB Commercial Mortgage Securities
Trust(c):
Series 2017-C5, Class C, 4.51%, 03/15/50		1,486	1,612,379
Series 2017-C5, Class D, 4.71%, 03/15/50(b)		1,254	1,297,555
JPMorgan Chase Commercial Mortgage
Securities Trust:
Series 2012-C6, Class A3, 3.51%, 05/15/45		1,790	1,848,881
Series 2012-CBX, Class A4,
3.48%, 06/15/45		2,066	2,111,807
Series 2012-HSBC, Class A,
3.09%, 07/05/32(b)		1,623	1,667,819
Series 2012-HSBC, Class D,
4.67%, 07/05/32(b)(c)		810	849,244
Series 2013-LC11, Class ASB,
2.55%, 04/15/46		1,438	1,454,541
Series 2014-C20, Class A5, 3.80%, 07/15/47		1,000	1,075,252
Series 2015-JP1, Class D,
4.39%, 01/15/49(c)		5,750	5,881,883
Series 2015-UES, Class D,
3.74%, 09/05/32(b)(c)		2,630	2,636,266
Series 2015-UES, Class E,
3.74%, 09/05/32(b)(c)		3,750	3,758,935
Series 2016-JP2, Class ASB,
2.71%, 08/15/49		2,250	2,314,374
Series 2018-WPT, Class FFX,
5.54%, 07/05/33(b)		2,840	2,956,251
Series 2019-OSB, Class E,
3.91%, 06/05/39(b)(c)		2,800	2,932,505
KNDL Mortgage Trust, Series 2019-KNSQ,
Class E, 3.48%, 05/15/36(b)(c)		12,751	12,687,026
LCCM Mortgage Trust(b):
Series 2014-909, Class A, 3.39%, 05/15/31		1,545	1,564,678
Series 2014-909, Class E, 4.03%, 05/15/31(c)		2,500	2,511,924
LSTAR Commercial Mortgage Trust, Series
2017-5, Class C, 4.87%, 03/10/50(b)(c)		3,375	3,498,238

		Par
Security		(000)	Value

Commercial Mortgage-Backed Securities (continued)
MAD Mortgage Trust, Series 2017-330M, Class
D, 4.11%, 08/15/34(b)(c)	USD	3,305	$3,401,112
Madison Avenue Trust, Series 2013-650M,
Class D, 4.17%, 10/12/32(b)(c)		6,670	6,715,515
Merrill Lynch Mortgage Trust, Series 2005-
CIP1, Class D, 5.79%, 07/12/38(c)		135	136,588
Morgan Stanley Bank of America Merrill Lynch
Trust:
Series 2013-C10, Class A4,
4.22%, 07/15/46(c)		1,380	1,479,052
Series 2013-C12, Class A4,
4.26%, 10/15/46(c)		1,625	1,754,986
Series 2013-C9, Class A4, 3.10%, 05/15/46		1,850	1,919,729
Series 2014-C15, Class A4, 4.05%, 04/15/47		520	562,450
Series 2014-C18, Class A2, 3.19%, 10/15/47		106	105,584
Series 2015-C23, Class A2, 2.98%, 07/15/50		830	830,604
Series 2015-C23, Class D,
4.27%, 07/15/50(b)(c)		2,800	2,853,250
Series 2015-C25, Class D, 3.07%, 10/15/48		3,435	3,371,007
Series 2015-C26, Class D,
3.06%, 10/15/48(b)		3,232	3,136,926
Series 2017-C33, Class C,
4.56%, 05/15/50(c)		3,161	3,401,910
Morgan Stanley Capital I Trust:
Series 2006-IQ11, Class C,
6.22%, 10/15/42(c)		2,670	2,730,871
Series 2014-CPT, Class E,
3.56%, 07/13/29(b)(c)		950	968,796
Series 2014-CPT, Class F, 3.56%, 07/13/29(b)
(c)		5,625	5,736,292
Series 2014-CPT, Class G,
3.56%, 07/13/29(b)(c)		3,392	3,459,516
Series 2014-MP, Class A, 3.47%, 08/11/33(b)		1,500	1,532,531
Series 2015-MS1, Class D,
4.17%, 05/15/48(b)(c)		7,725	7,547,909
Series 2017-CLS, Class A,
2.38%, 11/15/34(b)(c)		2,000	1,998,193
Series 2017-CLS, Class F, 4.28%, 11/15/34(b)
(c)		7,904	7,916,675
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		7,130	6,342,022
Series 2017-HR2, Class D, 2.73%, 12/15/50		1,570	1,456,143
Series 2018-H3, Class C, 5.01%, 07/15/51(c)		2,880	3,212,723
Series 2018-MP, Class E, 4.42%, 07/11/40(b)
(c)		2,930	3,017,230
Series 2018-SUN, Class F,
4.23%, 07/15/35(b)(c)		4,040	4,052,645
Olympic Tower Mortgage Trust, Series 2017-
OT, Class E, 4.08%, 05/10/39(b)(c)		8,300	8,602,475
Prima Capital CRE Securitization Ltd.(b)(d):
Series 2015-4A, Class C, 4.00%, 08/24/49.		3,210	3,276,126
Series 2016-6A, Class C, 4.00%, 08/24/40.		16,500	16,415,850
RAIT Trust, Series 2017-FL7, Class C,
4.18%, 06/15/37(b)(c)		450	450,231
USDC, Series 2018-USDC, Class F,
4.64%, 05/13/38(b)(c)		2,550	2,648,001
Velocity Commercial Capital Loan Trust, Series
2014-1, Class M6, 8.67%, 09/25/44(b)(c)		3,309	3,285,179
VNDO Mortgage Trust(b)(c):
Series 2012-6AVE, Class E,
3.45%, 11/15/30		3,000	3,052,694
Series 2013-PENN, Class D,
4.08%, 12/13/29		5,060	5,091,560
Wells Fargo Commercial Mortgage Trust:
Series 2015-NXS3, Class B,
4.64%, 09/15/57(c)		1,600	1,760,860

98	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2015-NXS4, Class D,
3.75%, 12/15/48(c)	USD	898	$910,210
Series 2015-P2, Class D, 3.24%, 12/15/48(b)		1,093	995,663
Series 2016-C32, Class ASB,
3.32%, 01/15/59		514	538,272
Series 2016-C37, Class C,
4.64%, 12/15/49(c)		4,000	4,323,898
Series 2016-LC25, Class C,
4.57%, 12/15/59(c)		8,320	8,915,021
Series 2016-NXS5, Class D,
5.04%, 01/15/59(c)		2,750	2,955,495
Series 2016-NXS6, Class C,
4.46%, 11/15/49(c)		4,783	5,124,938
Series 2017-C39, Class C, 4.12%, 09/15/50		3,268	3,497,197
Series 2017-C39, Class D,
4.50%, 09/15/50(b)(c)		1,690	1,742,572
Series 2017-C41, Class D,
2.60%, 11/15/50(b)(c)		787	710,855
Series 2018-BXI, Class E, 3.83%, 12/15/36(b)
(c)		1,488	1,487,452
Series 2018-C44, Class C,
5.00%, 05/15/51(c)		2,346	2,594,531
Series 2018-C44, Class D,
3.00%, 05/15/51(b)		2,150	2,006,185
Series 2018-C45, Class C, 4.73%, 06/15/51		1,158	1,264,889
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.44%, 04/15/45		2,373	2,422,435
Series 2013-C12, Class ASB,
2.84%, 03/15/48		1,463	1,482,515
Series 2013-C15, Class A4,
4.15%, 08/15/46(c)		780	834,378
Series 2014-C20, Class A4, 3.72%, 05/15/47		770	817,729
Series 2014-C20, Class ASB,
3.64%, 05/15/47		1,348	1,395,141
Series 2014-C22, Class C,
3.91%, 09/15/57(c)		1,300	1,282,370
Series 2014-C24, Class A5, 3.61%, 11/15/47		1,130	1,214,185
Series 2014-C25, Class A5, 3.63%, 11/15/47		1,400	1,508,757
Series 2014-LC14, Class A4,
3.77%, 03/15/47		605	645,441

			706,628,852
Interest Only Commercial Mortgage-Backed Securities — 0.2%(c)
BBCMS Trust(b):
Series 2015-SRCH, Class XA,
1.12%, 08/10/35		78,000	4,438,980
Series 2015-SRCH, Class XB,
0.30%, 08/10/35		35,000	511,000
CFCRE Commercial Mortgage Trust, Series
2016-C6, Class XA, 1.30%, 11/10/49		63,660	3,992,848
Commercial Mortgage Trust:
Series 2014-UBS5, Class XB2,
0.84%, 09/10/47(b)		12,675	406,994
Series 2015-CR25, Class XA,
0.99%, 08/10/48		13,286	508,263
GS Mortgage Securities Trust, Series 2014-
GC20, Class XA, 1.22%, 04/10/47		760	22,747
JPMBB Commercial Mortgage Securities
Trust, Series 2014-C22, Class XA,
0.99%, 09/15/47		6,966	227,238
JPMDB Commercial Mortgage Securities
Trust, Series 2016-C4, Class XC,
0.75%, 12/15/49(b)		40,477	1,801,870
LSTAR Commercial Mortgage Trust, Series
2017-5, Class X, 1.23%, 03/10/50(b)		45,533	1,790,460

		Par
Security		(000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch
Trust:
Series 2014-C15, Class XB,
0.51%, 04/15/47(b)	USD	80,982	$1,159,492
Series 2015-C26, Class XD,
1.49%, 10/15/48(b)		12,675	886,109
Series 2016-C32, Class XA,
0.87%, 12/15/49		32,004	1,288,625
Morgan Stanley Capital I Trust, Series 2016-
UBS9, Class XD, 1.76%, 03/15/49(b)		13,600	1,198,160
Natixis Commercial Mortgage Securities Trust(b):
Series 2017-75B, Class XA,
0.34%, 04/10/37		40,610	654,625
Series 2017-75B, Class XB, 0.11%, 04/10/37		27,000	111,375
VNDO Mortgage Trust, Series 2013-PENN,
Class XA, 0.27%, 12/13/29(b)		121,745	148,529
Wells Fargo Commercial Mortgage Trust:
Series 2016-BNK1, Class XD,
1.40%, 08/15/49(b)		11,784	809,796
Series 2016-LC25, Class XA,
1.14%, 12/15/59		22,495	1,044,502
WFRBS Commercial Mortgage Trust:
Series 2014-C20, Class XB,
0.73%, 05/15/47		57,079	1,395,050
Series 2014-LC14, Class XA,
1.39%, 03/15/47		47,503	1,817,448

			24,214,111
Total Non-Agency Mortgage-Backed Securities — 6.6%
(Cost: $1,102,076,051)			1,162,089,956

Preferred Securities — 3.3%
Capital Trusts — 2.3%
Banks — 0.9%(j)(k)
Bank of America Corp.:
Series X, 6.25%		36,885	41,080,669
Series Z, 6.50%		7,382	8,341,660
Series AA, 6.10%		11,538	12,934,213
Fifth Third Bancorp, Series J, 5.07%		14,175	14,192,719
HSBC Holdings plc, 6.37%		2,000	2,172,500
ING Groep NV, 6.00%		1,500	1,507,650
JPMorgan Chase & Co.:
Series V, 5.23%.		2,250	2,266,650
Series Q, 5.15%		4,875	5,106,563
Series FF, 5.00%		17,860	18,681,560
Series X, 6.10%		2,015	2,223,371
Lloyds Banking Group plc, 6.66%(b)		3,000	3,660,000
M&T Bank Corp., Series F, 5.13%.		14,800	16,169,000
Wells Fargo & Co.:
Series S, 5.90%		31,125	33,835,676
Series U, 5.87%		3,330	3,761,602
			165,933,833
Capital Markets — 0.5%(j)
Bank of New York Mellon Corp. (The), Series F,
4.62%(k)		13,025	13,781,101
Goldman Sachs Group, Inc. (The)(k):
Series M, 5.38%		12,395	12,487,343
Series P, 5.00%.		436	443,202
Morgan Stanley, Series H, 5.44%(k)		4,057	4,077,285
Northern Trust Corp., Series D, 4.60%(k)		20,575	21,672,265
State Street Corp., 2.89%, 06/15/47		49,900	44,286,250
			96,747,446
Consumer Finance — 0.5%(j)(k)
Capital One Financial Corp., Series E, 5.55% .		30,363	30,590,722
Discover Financial Services, Series C, 5.50% .		13,150	13,968,456

SCHEDULE OF INVESTMENTS	99

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Consumer Finance (continued)
General Motors Financial Co., Inc., Series A,
5.75%	USD	34,722	$34,947,693
			79,506,871
Diversified Financial Services — 0.1%
Voya Financial, Inc., Series A, 6.13%(j)(k)		16,815	18,223,256
Entertainment — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(b)(k)		146	150,692
Insurance — 0.1%
Progressive Corp. (The), Series B, 5.38%(j)(k)		9,110	9,588,275
Oil, Gas & Consumable Fuels — 0.2%(j)(k)
Energy Transfer Operating LP, Series B, 6.63%		29,054	27,456,030
EnLink Midstream Partners LP, Series C, 6.00%		9,499	6,625,553
Plains All American Pipeline LP, Series B,
6.13%		5,065	4,691,710
			38,773,293
Total Capital Trusts — 2.3%
(Cost: $391,160,588)			408,923,666
		Shares

Preferred Stocks — 0.9%
Banks — 0.2%(k)
KeyCorp, Series E, 6.13%(j)		375,000	11,291,250
Truist Bank, 9.00%(b)(d)		15	1,642,500
US Bancorp, Series F, 6.50%(j)		442,000	12,163,840
			25,097,590
Capital Markets — 0.2%
Morgan Stanley, Series K, 5.85%(j)(k)		1,445,000	41,558,200
Consumer Finance — 0.1%
SLM Corp., Series B, 3.59%(j)(k)		136,000	8,007,680
Electric Utilities — 0.0%
Entergy Arkansas LLC:
4.90%.		102,000	2,635,680
4.88%.		93,168	2,435,411
Entergy Louisiana LLC, 4.88%		32,274	845,579
Entergy Mississippi LLC, 4.90%		94,932	2,568,860
Entergy Texas, Inc., 5.63%		146,739	4,114,562
			12,600,092
Equity Real Estate Investment Trusts (REITs)
— 0.0%
Firstar Realty LLC, 8.88%(b)(k)		5,000	5,525,000
Food & Staples Retailing — 0.0%
Cia Brasileira de Distribuicao (Preference)(f)		173,987	3,469,502
Insurance — 0.1%
Allstate Corp. (The), Series H, 5.10%(k)		735,000	19,381,950
Oil, Gas & Consumable Fuels — 0.1%
Energy Transfer Operating LP, Series E,
7.60%(j)(k)		625,000	15,750,000
Technology Hardware, Storage &
Peripherals — 0.2%
Samsung Electronics Co. Ltd. (Preference)		737,395	28,825,346
Total Preferred Stocks — 0.9%
(Cost: $148,570,867)			160,215,360

Security	Shares	Value

Trust Preferreds — 0.1%
Commercial Services & Supplies — 0.1%
ILFC E-Capital Trust I, 3.90%, 12/21/65(b)(j)	16,872,000	$13,413,240
Consumer Finance — 0.0%
ILFC E-Capital Trust II, 4.15%, 12/21/65(b)(j)	11,944,000	9,854,636
Total Trust Preferreds — 0.1%
(Cost: $27,894,929)		23,267,876
Total Preferred Securities — 3.3%
(Cost: $567,626,384)		592,406,902

Rights — 0.0%
Pharmaceuticals — 0.0%(f)
Bristol-Myers Squibb Co., CVR	6,087	21,183

Total Rights — 0.0%
(Cost: $12,965)		21,183

	Par
	(000)

U.S. Government Sponsored Agency Securities — 0.5%

Collateralized Mortgage Obligations — 0.1%
Federal National Mortgage Association:
Series 2013-133, Class NA,
3.00%, 05/25/36	420	429,803
Series 2016-49, Class DA, 3.50%, 10/25/42	647	680,975
Series 2016-76, Class ME, 3.00%, 01/25/46	4,026	4,186,508
Federal National Mortgage Association
Variable Rate Notes, Series 2017-C02,
Class 2M1, (LIBOR USD 1 Month + 1.15%),
2.81%, 09/25/29(a)	202	202,397
Government National Mortgage Association,
Series 2013-131, Class PA, 3.50%, 06/16/42	1,848	1,900,021
		7,399,704
Commercial Mortgage-Backed Securities — 0.0%
Federal Home Loan Mortgage Corp. Multifamily
Structured Pass-Through Certificates, Series
KJ05, Class A2, 2.16%, 10/25/21	850	856,499
Federal Home Loan Mortgage Corp. Variable
Rate Notes(c):
Series 2018-K732, Class B,
4.19%, 05/25/25(b)	1,500	1,592,064
Series 2018-SB52, Class A5F,
3.25%, 05/25/23	839	865,813
		3,314,376
Interest Only Commercial Mortgage-Backed Securities — 0.0%(c)
Federal Home Loan Mortgage Corp. Multifamily
Structured Pass-Through Certificates
Variable Rate Notes:
Series K055, Class X1, 1.50%, 03/25/26	22,369	1,600,757
Series K714, Class X1, 0.79%, 10/25/20	53,237	92,904
Government National Mortgage Association
Variable Rate Notes, Series 2017-44,
0.70%, 04/17/51	27,615	1,506,740
		3,200,401
Mortgage-Backed Securities — 0.4%
Federal Home Loan Mortgage Corp.:
3.50%, 07/01/32	2,196	2,323,514
4.00%, 07/01/26 - 03/01/34	730	779,109
4.50%, 07/01/47 - 03/01/49	2,098	2,327,815
Federal Home Loan Mortgage Corp. Variable
Rate Notes, (LIBOR USD 12 Month +
1.63%), 2.94%, 11/01/45(a)	1,580	1,614,550

100	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities:
2.50%, 04/01/28 - 04/01/33	USD	12,211	$12,503,170
3.00%, 09/01/28 - 09/01/32		3,806	3,942,482
3.50%, 06/01/32 - 04/01/34		3,585	3,787,705
4.00%, 05/01/27 - 05/01/49		22,563	23,629,398
4.50%, 04/01/24 - 07/01/49		22,867	24,938,926
			75,846,669
Total U.S. Government Sponsored Agency Securities — 0.5%
(Cost: $88,415,450)			89,761,150

U.S. Treasury Obligations — 0.0%
U.S. Treasury Inflation Linked Notes,
0.25%, 07/15/29		4,600	4,779,551

Total U.S. Treasury Obligations — 0.0%
(Cost: $4,688,841)			4,779,551
		shares
		Shares

Warrants — 0.0%
Road & Rail — 0.0%
BTS Group Holdings PCL (Issued/exercisable
12/16/19, 1 share for 1 warrant, Expires
02/16/21, Strike Price THB 100.00)		17,650	—

Total Warrants — 0.0%			—

Total Long-Term Investments — 96.7%
(Cost: $16,670,825,599)			17,147,851,771

		Par
Security		(000)	Value

Short-Term Securities — 6.5%
Foreign Government Obligations — 0.1%
Egypt — 0.1%
Arab Republic of Egypt Treasury Bills, 18.21%,
05/26/20(o)	EGP	197,650	$11,964,705

Nigeria — 0.0%
Nigeria OMO Bills, 11.59%, 02/27/20(o)	NGN	2,697,137	7,366,146

Total Foreign Government Obligations — 0.1%
(Cost: $18,762,447)			19,330,851

		shares
		Shares

Money Market Funds — 6.4%(p)
BlackRock Liquidity Funds, T-Fund, Institutional
Class, 1.48%*		1,047,159,643	1,047,159,643
JPMorgan U.S. Treasury Plus Money Market
Fund, Agency Class, 1.39%.		7,556,038	7,556,038
SL Liquidity Series, LLC, Money Market Series,
1.71%(q)*		82,863,252	82,888,111

Total Money Market Funds — 6.4%
(Cost: $1,137,602,509)			1,137,603,792
Total Short-Term Securities — 6.5%
(Cost: $1,156,364,956)			1,156,934,643
Total Options Purchased — 0.0%
(Cost: $14,519,091)			919,104

Total Investments Before Options Written — 103.2%

(Cost: $17,841,709,646)			18,305,705,518

Total Options Written — (0.0)%
(Premium Received — $9,016)			(10,990)

Total Investments Net of Options Written — 103.2%
(Cost: $17,841,700,630)			18,305,694,528

Liabilities in Excess of Other Assets — (3.2)%			(563,196,924)
Net Assets — 100.0%			$17,742,497,604

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Non-income producing security.
(g)	Security, or a portion of the security, is on loan.
(h)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Variable rate security. Rate shown is the rate in effect as of period end.
(k)	Perpetual security with no stated maturity date.
(l)	Issuer filed for bankruptcy and/or is in default.
(m)	Convertible security.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Rates are discount rates or a range of discount rates as of period end.
(p)	Annualized 7-day yield as of period end.
(q)	Security was purchased with the cash collateral from loaned securities.
*	During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

SCHEDULE OF INVESTMENTS	101

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio

									Change in
	Shares			Shares				Net	Unrealized
Affiliated Persons and/or Related	Held at	Shares	Shares	Held at	Value at			Realized	Appreciation
Parties	07/31/19	Purchased	Sold	01/31/20	01/31/20	Income		Gain (Loss) (a)	(Depreciation)
BlackRock Liquidity Funds, T-Fund,
Institutional Class(b)	783,040,104	264,119,539	—	1,047,159,643	$1,047,159,643	$6,329,279		$871	$—
SL Liquidity Series, LLC, Money Market
Series(b)	184,750,442	—	(101,887,190)	82,863,252	82,888,111	548,913	(c)	(15,219)	(34,535)
iShares iBoxx $ High Yield Corporate
Bond ETF(d)	8,123,339	—	(8,123,339)	—	—	17,094,478		26,622,789	(19,245,699)
iShares iBoxx $ Investment Grade
Corporate Bond ETF	—	1,970,946	—	1,970,946	258,371,312	2,469,784		—	6,587,373
iShares MBS ETF	—	9,399,128	—	9,399,128	1,023,189,074	1,833,878		—	6,423,863
iShares Short-Term Corporate Bond
ETF.	4,485,005	1,587,302	(4,485,005)	1,587,302	85,888,911	601,457		4,383,776	(3,615,567)
					$2,497,497,051	$28,877,789		$30,992,217	$(9,884,565)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.
(d)	As of period end, the entity is no longer held by the Fund.

For Fund compliance purposes, the Fund's industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or asdefined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

102	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio

Derivative Financial Instruments Outstanding as of Period End Futures Contracts

				Value/
				Unrealized
	Number of	Expiration	Notional	Appreciation
Description	Contracts	Date	Amount (000)	(Depreciation)
Long Contracts
EURO STOXX 50 Index	8,424		$339,979	$(1,843,287)
STOXX 600 Banks Index	16	03/20/20	120	(7,373)
U.S. Treasury 10 Year Note	5,780	03/20/20	760,973	12,445,589
U.S. Treasury Long Bond	4,035	03/20/20	659,849	18,725,471
U.S. Treasury 2 Year Note	512	03/31/20	110,776	367,639
U.S. Treasury 5 Year Note	10,368	03/31/20	1,247,481	14,157,639
				43,845,678
Short Contracts
Euro-Bund	9	03/06/20	1,747	(21,433)
Euro-Schatz	9	03/06/20	1,119	(1,145)
EUR Currency	1,975	03/16/20	274,488	1,131,822
GBP Currency	2,720	03/16/20	224,689	37,512
JPY Currency	393	03/16/20	45,438	45,521
MSCI Emerging Markets E-Mini Index	4,547	03/20/20	238,740	13,790,343
S&P 500 E-Mini Index	4,771	03/20/20	769,085	13,877,962
U.S. Treasury 10 Year Ultra Note	55	03/20/20	8,011	(214,104)
U.S. Treasury Ultra Bond	6	03/20/20	1,162	(33,908)
Long Gilt	12	03/27/20	2,138	(21,985)
				28,590,585
				$72,436,263

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	8,255,000	USD	9,089,717	Bank of America NA		$66,045
USD	2,213,907	EUR	1,970,000	HSBC Bank plc	02/05/20	28,946
USD	3,991,416	EUR	3,583,000	Morgan Stanley & Co. International plc	02/05/20	17,450
EUR	650,000	USD	718,120	UBS AG	02/13/20	3,153
USD	129,028,110	EUR	115,690,000	Bank of America NA	02/13/20	652,650
USD	4,114,159	EUR	3,700,000	JPMorgan Chase Bank NA	02/13/20	8,452
USD	2,596,926	EUR	2,330,000	Morgan Stanley & Co. International plc	02/13/20	11,440
USD	213,844,723	EUR	191,960,000	Toronto Dominion Bank	02/13/20	836,222
USD	2,641,926	EUR	2,380,000	Westpac Banking Corp.	02/13/20	958
USD	3,033,768	EUR	2,719,814	Bank of America NA	03/13/20	10,361
USD	7,060,695	EUR	6,318,000	JPMorgan Chase Bank NA	04/08/20	25,408
						1,661,085
USD	2,987,977	EUR	2,703,000	Natwest Markets plc	02/05/20	(9,966)
USD	732,088	EUR	660,000	Citibank NA	02/13/20	(282)
USD	287,335	GBP	220,000	Bank of America NA	02/13/20	(3,242)
USD	470,874	GBP	360,000	Bank of New York	02/13/20	(4,616)
USD	37,358,762	GBP	28,460,000	JPMorgan Chase Bank NA	02/13/20	(231,429)
USD	1,070,386	GBP	820,000	Morgan Stanley & Co. International plc	02/13/20	(12,676)
USD	2,983,789	EUR	2,702,000	Bank of America NA	03/04/20	(18,012)
USD	3,747,556	HKD	29,267,291	Bank of America NA	03/13/20	(18,408)
USD	5,977,692	HKD	46,815,787	Citibank NA	03/13/20	(46,323)
USD	6,126,780	EUR	5,553,000	Bank of America NA	03/18/20	(48,152)
						(393,106)
Net Unrealized Appreciation						$1,267,979

SCHEDULE OF INVESTMENTS	103

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio

Exchange-Traded Options Purchased

	Number of	Expiration		Exercise		Notional
Description	Contracts	Date		Price		Amount (000)	Value

Put
S&P 500 Index	14	02/21/20	USD	3,200.00	USD	4,516	$57,330

OTC Options Purchased

		Number of	Expiration		Exercise		Notional
Description	Counterparty	Contracts	Date		Price		Amount (000)	Value
Call
MSCI Emerging Markets Index	Citibank NA	1,077,217	03/20/20	USD	1,175.00	USD	1,144,373	$861,774

Exchange-Traded Options Written

	Number of	Expiration		Exercise		Notional
Description	Contracts	Date		Price		Amount (000)	Value
Put
S&P 500 Index	14	02/21/20	USD	3,000.00	USD	4,516	$(10,990)

OTC Credit Default Swaps —Buy Protection

								Upfront
	Financing							Premium	Unrealized
	Rate Paid	Payment		Termination	Notional			Paid	Appreciation
Reference Obligation/Index	by the Fund	Frequency	Counterparty	Date	Amount (000)		Value	(Received)	(Depreciation)

Australia & New Zealand Banking Group Ltd	1.00%	Quarterly	Barclays Bank plc	12/20/20	USD	10,000	$(95,460)	$(4,635)	$(90,825)
Standard Chartered Bank	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/20	EUR	840	(8,737)	3,536	(12,273)
UPC Holding BV	5.00%	Quarterly	Bank of America NA	06/20/24	EUR	380	(69,960)	(82,476)	12,516
UPC Holding BV	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	122	(22,427)	(26,728)	4,301
UPC Holding BV	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	660	(121,511)	(137,106)	15,595
Altice Finco SA	5.00%	Quarterly	Credit Suisse International	12/20/24	EUR	980	(120,105)	(130,931)	10,826
							$(438,200)	$(378,340)	$(59,860)

OTC Credit Default Swaps —Sell Protection

									Upfront
	Financing						Notional		Premium	Unrealized
	Rate Received	Payment		Termination	Credit		Amount		Paid	Appreciation
Reference Obligation/Index	by the Fund	Frequency	Counterparty	Date	Rating (a)		(000) (b)	Value	(Received)	(Depreciation)

Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	B	EUR	215	$(33,689)	$(19,596)	$(14,093)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	B	EUR	455	(71,278)	(40,170)	(31,108)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	NR	EUR	100	(15,667)	(9,016)	(6,651)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	91	(14,198)	(8,882)	(5,316)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	B	EUR	13	(2,011)	(1,305)	(706)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	91	(14,212)	(8,891)	(5,321)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	54	(8,527)	(4,993)	(3,534)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	36	(5,685)	(3,329)	(2,356)
Casino Guichard Perrachon SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B	EUR	260	(15,964)	(17,074)	1,110
Casino Guichard Perrachon SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B	EUR	230	(14,112)	(17,416)	3,304

104	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio

OTC Credit Default Swaps —Sell Protection (continued)

									Upfront
	Financing						Notional		Premium	Unrealized
	Rate Received	Payment		Termination	Credit		Amount		Paid	Appreciation
Reference Obligation/Index	by the Fund	Frequency	Counterparty	Date	Rating(a)		(000)(b)	Value	(Received)	(Depreciation)

Altice Luxembourg SA	5.00%	Quarterly	Citibank NA	12/20/24	NR	EUR	190	$22,218	$21,738	$480
			Credit Suisse
Garfunkelux Holdco 2 SA	5.00%	Quarterly	International	12/20/24	B-	EUR	710	28,909	—	28,909
			Credit Suisse
Garfunkelux Holdco 2 SA	5.00%	Quarterly	International	12/20/24	B-	EUR	250	10,179	(3,274)	13,453
Tesco plc	1.00%	Quarterly	Barclays Bank plc	12/20/25	BBB-	EUR	300	391	(7,534)	7,925
			Morgan Stanley & Co.
Tesco plc	1.00%	Quarterly	International plc	12/20/28	BBB-	EUR	1,420	(53,674)	(128,374)	74,700
			Credit Suisse
CMBX.NA.9.A	2.00%	Monthly	International	09/17/58	NR	USD	3,750	101,405	(110,536)	211,941
			Morgan Stanley & Co.
CMBX.NA.9.BBB-	3.00%	Monthly	International plc	09/17/58	NR	USD	3,750	(28,758)	(369,637)	340,879
								$(114,673)	$(728,289)	$613,616

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap	Swap
	Premiums	Premiums	Unrealized	Unrealized
	Paid	Received	Appreciation	Depreciation

OTC Swaps	$25,274	$(1,131,903)	$725,939	$(172,183)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

				Foreign
				Currency	Interest
	Commodity	Credit	Equity	Exchange	Rate	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$27,668,305	$1,214,855	$45,696,338	$—	$74,579,498
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,661,085	—	—	1,661,085
Options purchased
Investments at value — unaffiliated (b)	—	—	919,104	—	—	—	919,104
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	751,213	—	—	—	—	751,213
	$—	$751,213	$28,587,409	$2,875,940	$45,696,338	$—	$77,910,900

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	1,850,660	—	292,575	—	2,143,235
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	393,106	—	—	393,106
Options written
Options written at value	—	—	10,990	—	—	—	10,990
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,304,086	—	—	—	—	1,304,086
	$—	1,304,086	$1,861,650	$393,106	$292,575	$—	$3,851,417

SCHEDULE OF INVESTMENTS	105

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio

(a)	Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended January 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

				Foreign
				Currency	Interest
	Commodity	Credit	Equity	Exchange	Rate	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts.	$—	$—	$(34,716,048)	$10,055,119	$91,568,801	$—	$66,907,872
Forward foreign currency exchange contracts	—	—	—	3,087,327	—	—	3,087,327
Options purchased (a)	—	—	12,850,886	—	—	—	12,850,886
Swaps	—	(389,816)	—	—	—	—	(389,816)
	$—	$(389,816)	$(21,865,162)	$13,142,446	$91,568,801	$—	$82,456,269

Net Change in Unrealized Appreciation
(Depreciation) on:
Futures contracts.	—	—	20,325,162	(21,705,381)	(3,813,242)	—	(5,193,461)
Forward foreign currency exchange contracts	—	—	—	(5,297,755)	—	—	(5,297,755)
Options purchased (b)	—	—	(13,581,666)	—	—	—	(13,581,666)
Options written	—	—	(1,974)	—	—	—	(1,974)
Swaps	—	1,112,666	—	—	—	—	1,112,666
	$—	$1,112,666	$6,741,522	$(27,003,136)	$(3,813,242)	$—	$(22,962,190)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long.	$2,827,498,241
Average notional value of contracts — short	1,201,157,412
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	412,097,558
Average amounts sold — in USD	6,443,918
Options:
Average value of option contracts purchased	8,646,096
Average value of option contracts written	5,495
Credit default swaps:
Average notional value — buy protection	12,761,233
Average notional value — sell protection	14,005,292

For more information about theFund’sinvestment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments —Offsetting as of Period End

The Fund's derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:	$—
Futures contracts	$28,161,681	$7,922,648
Forward foreign currency exchange contracts	1,661,085	393,106
Options (a)	919,104	10,990
Swaps — OTC (b)	751,213	1,304,086
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$31,493,083	$9,630,830
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA")	(28,219,011)	(7,933,638)
Total derivative assets and liabilities subject to an MNA	$3,274,072	$1,697,192

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

106	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative
	Assets
	Subject to	Derivatives	Non-cash	Cash	Net Amount
	an MNA by	Available	Collateral	Collateral	of Derivative
Counterparty	Counterparty	for Offset (a)	Received	Received (b)	Assets	(c)(d)
Bank of America NA	$741,572	$(170,290)	$—	$—	$571,282
Barclays Bank plc	7,925	(4,616)	—	—	3,309
BNP Paribas SA	4,301	(4,301)	—	—	—
Citibank NA	883,992	(26,728)	—	(857,264)	—
Credit Suisse International	269,543	(62,814)	—	—	206,729
HSBC Bank plc	28,946	(28,946)	—	—	—
JPMorgan Chase Bank NA	49,455	(49,455)	—	—	—
Morgan Stanley & Co. International plc	448,005	(448,005)	—	—	—
Toronto Dominion Bank	836,222	(9,966)	—	—	826,256
UBS AG	3,153	—	—	—	3,153
Westpac Banking Corp	958	—	—	—	958
	$3,274,072	$(805,121)	$—	$(857,264)	$1,611,687

	Derivative
	Liabilities
	Subject to	Derivatives	Non-cash	Cash	Net Amount of
	an MNA by	Available	Collateral	Collateral	Derivative
Counterparty	Counterparty	for Offset (a)	Pledged	Pledged (e)	Liabilities	(d)(f)
Bank of America NA	$170,290	$(170,290)	$—	$—	$—
Bank of New York	4,616	(4,616)	—	—	—
Barclays Bank plc	223,628	(4,301)	—	(219,327)	—
BNP Paribas SA	26,728	(26,728)	—	—	—
Citibank NA	62,814	(62,814)	—	—	—
Credit Suisse International	279,231	(28,946)	—	—	250,285
JPMorgan Chase Bank NA	396,959	(49,455)	—	—	347,504
Morgan Stanley & Co. International plc	522,960	(448,005)	—	(74,955)	—
Natwest Markets plc	9,966	(9,966)	—	—	—
	$1,697,192	$(805,121)	$—	$(294,282)	$597,789

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer tothe Notes toFinancial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,869,607,497	$32,476,878	$1,902,084,375
Common Stocks:
Aerospace & Defense	25,513,789	17,245,151	—	42,758,940
Air Freight & Logistics	1,401,702	14,936,631	—	16,338,333
Airlines	6,509,023	6,889,153	—	13,398,176
Auto Components	316,321	—	—	316,321
Automobiles	883,091	21,862,635	—	22,745,726
Banks.	91,080,227	123,967,223	—	215,047,450

SCHEDULE OF INVESTMENTS	107

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio

	Level 1	Level 2	Level 3	Total
Beverages	$51,738,465	$33,350,163	$—	$85,088,628
Biotechnology	27,693,544	433,301	—	28,126,845
Building Products	3,010,413	—	—	3,010,413
Capital Markets	7,592,379	6,550,773	—	14,143,152
Chemicals.	6,236,955	10,396,714	—	16,633,669
Commercial Services & Supplies.	8,037,495	—	195,104	8,232,599
Communications Equipment.	17,841,409	466,141	—	18,307,550
Construction & Engineering	195,833	23,481,903	—	23,677,736
Construction Materials.	386,120	6,979,473	—	7,365,593
Consumer Finance	2,353,036	3,410,795	—	5,763,831
Containers & Packaging	12,769,964	15,031,609	—	27,801,573
Distributors	14,485,310	—	—	14,485,310
Diversified Consumer Services	50,321	—	—	50,321
Diversified Financial Services	4,873,863	896,059	—	5,769,922
Diversified Telecommunication Services	43,996,139	27,379,477	—	71,375,616
Electric Utilities	11,321,468	30,683,744	—	42,005,212
Electrical Equipment	1,456,496	11,199,292	—	12,655,788
Electronic Equipment, Instruments & Components	3,212,589	21,637,987	—	24,850,576
Energy Equipment & Services	1,075,021	—	—	1,075,021
Entertainment	5,431,536	7,281,910	—	12,713,446
Equity Real Estate Investment Trusts (REITs)	402,595,406	124,992,263	—	527,587,669
Food & Staples Retailing	13,242,557	11,609,022	—	24,851,579
Food Products	15,623,588	37,020,862	—	52,644,450
Gas Utilities.	385,966	15,397,224	—	15,783,190
Health Care Equipment & Supplies	32,284,614	16,527,683	—	48,812,297
Health Care Providers & Services	16,479,048	15,379,705	—	31,858,753
Health Care Technology	247,095	—	—	247,095
Hotels, Restaurants & Leisure	24,248,418	14,321,764	—	38,570,182
Household Durables	11,626,117	33,159,922	—	44,786,039
Household Products	28,733,077	—	—	28,733,077
Independent Power and Renewable Electricity Producers	319,711	5,772,734	—	6,092,445
Industrial Conglomerates	11,779,769	6,266,911	—	18,046,680
Insurance	31,913,200	78,433,619	—	110,346,819
Interactive Media & Services	17,342,969	10,306,284	—	27,649,253
Internet & Direct Marketing Retail	21,238,071	—	—	21,238,071
IT Services	63,180,145	3,383,094	—	66,563,239
Leisure Products	9,315,298	275,763	—	9,591,061
Life Sciences Tools & Services	2,875,156	3,279,770	—	6,154,926
Machinery	17,924,105	9,084,164	—	27,008,269
Marine	—	292,924	—	292,924
Media.	5,207,718	476,370	—	5,684,088
Metals & Mining	10,871,713	5,707,962	—	16,579,675
Multiline Retail	12,035,096	320,330	—	12,355,426
Multi-Utilities	3,232,043	11,782,553	—	15,014,596
Oil, Gas & Consumable Fuels.	523,654,952	45,298,513	—	568,953,465
Personal Products	504,349	16,061,679	—	16,566,028
Pharmaceuticals	71,382,516	115,055,040	—	186,437,556
Professional Services	990,497	21,290,118	—	22,280,615
Real Estate Management & Development.	8,533,018	86,702,058	—	95,235,076
Road & Rail.	2,994,645	1,520,622	—	4,515,267
Semiconductors & Semiconductor Equipment	36,934,326	33,201,120	—	70,135,446
Software	34,454,221	1,510,036	—	35,964,257
Specialty Retail	21,928,801	7,935,889	—	29,864,690
Technology Hardware, Storage & Peripherals	25,523,182	12,717,924	—	38,241,106
Textiles, Apparel & Luxury Goods	3,933,474	13,049,781	—	16,983,255
Thrifts & Mortgage Finance	—	1,168,161	—	1,168,161
Tobacco	29,400,855	15,138,292	—	44,539,147
Trading Companies & Distributors	473,822	7,332,691	—	7,806,513
Transportation Infrastructure	11,913,860	17,047,218	—	28,961,078
Water Utilities	380,596	317,454	—	698,050
Wireless Telecommunication Services	29,835,704	50,051,530	—	79,887,234
Corporate Bonds (a)	—	5,350,705,151	—	5,350,705,151
Equity-Linked Notes (a)	—	1,665,570,522	—	1,665,570,522
Floating Rate Loan Interests:
Aerospace & Defense	—	24,362,136	—	24,362,136
Air Freight & Logistics	—	2,546,811	—	2,546,811

108	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio

	Level 1	Level 2	Level 3	Total
Airlines	$—	$11,815,584	$—	$11,815,584
Auto Components	—	24,259,689	—	24,259,689
Beverages	—	831,435	—	831,435
Building Products	—	10,726,759	—	10,726,759
Capital Markets	—	16,110,491	6,155,826	22,266,317
Chemicals.	—	29,312,668	6,367,430	35,680,098
Commercial Services & Supplies.	—	63,921,920	—	63,921,920
Communications Equipment.	—	1,934,358	—	1,934,358
Construction & Engineering	—	3,437,487	—	3,437,487
Construction Materials.	—	13,172,220	—	13,172,220
Containers & Packaging	—	39,226,100	—	39,226,100
Diversified Consumer Services	—	36,240,286	—	36,240,286
Diversified Financial Services	—	73,144,883	55,675,256	128,820,139
Diversified Telecommunication Services	—	23,614,959	—	23,614,959
Electric Utilities	—	5,376,829	—	5,376,829
Electrical Equipment	—	8,561,253	2,201,353	10,762,606
Energy Equipment & Services	—	2,212,150	—	2,212,150
Entertainment	—	16,824,132	—	16,824,132
Equity Real Estate Investment Trusts (REITs)	—	6,648,629	2,791,983	9,440,612
Food & Staples Retailing	—	20,037,996	—	20,037,996
Food Products	—	21,546,510	—	21,546,510
Health Care Equipment & Supplies	—	28,972,401	—	28,972,401
Health Care Providers & Services	—	32,150,624	6,211,164	38,361,788
Health Care Technology	—	14,255,096	—	14,255,096
Hotels, Restaurants & Leisure	—	65,334,794	18,057,661	83,392,455
Household Durables	—	848,196	—	848,196
Household Products	—	2,402,979	—	2,402,979
Independent Power and Renewable Electricity Producers	—	5,366,358	—	5,366,358
Industrial Conglomerates	—	29,558,058	—	29,558,058
Insurance	—	56,410,804	—	56,410,804
IT Services	—	87,021,542	43,109,454	130,130,996
Life Sciences Tools & Services	—	11,193,610	—	11,193,610
Machinery	—	16,258,327	—	16,258,327
Media.	—	63,931,498	4,631,168	68,562,666
Metals & Mining	—	5,721,722	—	5,721,722
Multiline Retail	—	834,008	—	834,008
Multi-Utilities	—	4,383,240	—	4,383,240
Oil, Gas & Consumable Fuels.	—	11,710,915	—	11,710,915
Personal Products	—	4,578,469	—	4,578,469
Pharmaceuticals	—	49,114,668	—	49,114,668
Professional Services	—	10,222,638	—	10,222,638
Real Estate Management & Development.	—	4,566,596	—	4,566,596
Road & Rail.	—	11,547,909	—	11,547,909
Semiconductors & Semiconductor Equipment	—	1,262,458	—	1,262,458
Software	—	80,896,821	1,469,000	82,365,821
Specialty Retail	—	15,492,662	1,332,223	16,824,885
Technology Hardware, Storage & Peripherals	—	2,515,664	—	2,515,664
Trading Companies & Distributors	—	9,122,254	—	9,122,254
Wireless Telecommunication Services	—	5,092,591	—	5,092,591
Foreign Agency Obligations (a)	—	95,590,658	—	95,590,658
Foreign Government Obligations (a)	—	491,093,345	—	491,093,345
Investment Companies	1,420,647,779	—	—	1,420,647,779
Non-Agency Mortgage-Backed Securities	—	1,142,397,980	19,691,976	1,162,089,956
Preferred Securities:
Banks.	23,455,090	165,933,833	1,642,500	191,031,423
Capital Markets	41,558,200	96,747,446	—	138,305,646
Commercial Services & Supplies.	—	13,413,240	—	13,413,240
Consumer Finance	8,007,680	89,361,507	—	97,369,187
Diversified Financial Services	—	18,223,256	—	18,223,256
Electric Utilities	12,600,092	—	—	12,600,092
Entertainment	—	150,692	—	150,692
Equity Real Estate Investment Trusts (REITs)	—	5,525,000	—	5,525,000
Food & Staples Retailing	3,469,502	—	—	3,469,502
Insurance	19,381,950	9,588,275	—	28,970,225
Oil, Gas & Consumable Fuels.	15,750,000	38,773,293	—	54,523,293
Technology Hardware, Storage & Peripherals	—	28,825,346	—	28,825,346

SCHEDULE OF INVESTMENTS	109

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Multi-Asset Income Portfolio

	Level 1	Level 2	Level 3	Total
Rights (a)	$21,183	$—	$—	$21,183
U.S. Government Sponsored Agency Securities	—	89,761,150	—	89,761,150
U.S. Treasury Obligations	—	4,779,551	—	4,779,551
Short-Term Securities:
Foreign Government Obligations (a)	—	19,330,851	—	19,330,851
Money Market Funds	1,054,715,681	—	—	1,054,715,681
Options Purchased:
Equity contracts.	57,330	861,774	—	919,104
Unfunded Floating Rate Loan Interests (b)	—	1,652,767	61,148	1,713,915
Subtotal	$4,504,666,694	$13,517,794,504	$202,070,124	$18,224,531,322
Investments valued at NAV (c)				82,888,111
Total Investments.				$18,307,419,433

Derivative Financial Instruments (d)
Assets:
Credit contracts	$—	$725,939	$—	$725,939
Equity contracts	27,668,305	—	—	27,668,305
Foreign currency exchange contracts	1,214,855	1,661,085	—	2,875,940
Interest rate contracts	45,696,338	—	—	45,696,338
Liabilities:
Credit contracts	—	(172,183)	—	(172,183)
Equity contracts	(1,861,650)	—	—	(1,861,650)
Foreign currency exchange contracts	—	(393,106)	—	(393,106)
Interest rate contracts	(292,575)	—	—	(292,575)
	$72,425,273	$1,821,735	$—	$74,247,008

(a)	See above Schedule of Investments for values in each industry or country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(d)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

Areconciliation of Level 3investments is presented when the Fund had asignificant amount of Level 3investments at the beginning and/or end of the period in relation to net assets. The following table is areconciliation of Level 3investments for which significant unobservable inputs were used in determining fair value:

				Floating	Non-Agency		Unfunded
	Asset-			Rate	Mortgage-		Floating
	Backed	Common	Corporate	Loan	Backed	Preferred	Rate Loan
	Securities	Stocks	Bonds	Interests	Securities	Securities	Interests	Total
Investments:
Assets:
Opening balance, as of July 31, 2019	$44,384,839	$132,671	$688,350	$151,953,207	$38,593,120	$1,608,971	$—	$237,361,158
Transfers into level 3	1,058,767	—	—	80,136,283	—	—	—	81,195,050
Transfers out of level 3	(23,774,260)	—	(688,350)	(26,113,670)	(19,000,000)	—	—	(69,576,280)
Accrued discounts/premiums.	19,891	—	—	19,215	—	—	—	39,106
Net realized loss.	(20,077)	—	—	(253,638)	—	—	—	(273,715)
Net change in unrealized appreciation (a)(b)	547	62,433	—	304,243	98,856	33,529	61,148	560,756
Purchases.	12,197,780	—	—	55,630,893	—	—	—	67,828,673
Sales	(1,390,609)	—	—	(113,674,015)	—	—	—	(115,064,624)
Closing balance, as of January 31, 2020	$32,476,878	$195,104	$—	$148,002,518	$19,691,976	$1,642,500	$61,148	$202,070,124
Net change in unrealized appreciation on investments still held at
January 31, 2020 (b)	$547	$62,433	$—	$333,795	$98,856	$33,529	$61,148	$590,308

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at January 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. Asignificant change in third party information could result in asignificantly lower or higher value of such Level 3investments.

See notes to financial statements.

110	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (unaudited) January 31, 2020

	BlackRock	BlackRock
	Dynamic High	Multi-Asset
	Income Portfolio	Income Portfolio

ASSETS
Investments at value — unaffiliated (a)(b)	$1,066,253,540	$15,808,208,467
Investments at value — affiliated (c)	356,741,123	2,497,497,051
Cash	3,914	—
Cash pledged:
Collateral — OTC derivatives	—	860,000
Futures contracts	10,956,742	114,432,735
Foreign currency at value (d)	3,230,910	23,043,188
Receivables:	–	–
Investments sold	17,210,061	139,457,203
Securities lending income — affiliated	1,782	23,914
Capital shares sold	3,283,965	42,736,838
Dividends — affiliated	452,878	672,929
Dividends — unaffiliated	538,596	13,118,024
Interest — unaffiliated	7,871,983	105,951,250
From the Manager	33,775	295,968
Variation margin on futures contracts	1,310,672	28,161,681
Swap premiums paid	276	25,274
Unrealized appreciation on:	–	–
Forward foreign currency exchange contracts	3,680	1,661,085
OTC swaps	—	725,939
Unfunded floating rate loan interests	78	1,713,915
Prepaid expenses	103,119	388,976
Total assets	1,467,997,094	18,778,974,437

LIABILITIES
Bank overdraft.	—	6,211,773
Cash received as collateral for OTC derivatives	220,000	3,030,000
Cash collateral on securities loaned at value	—	82,844,230
Options written at value (e)	—	10,990
Payables:	–	–
Investments purchased	140,416,120	871,243,086
Accounting services fees	36,464	344,191
Administration fees	44,759	492,998
Board realignment and consolidation	938	78,265
Capital shares redeemed	3,401,815	38,776,062
Custodian fees.	2,138	280,400
Deferred foreign capital gain tax	—	970,235
Income dividend distributions	812,780	7,285,297
Investment advisory fees	573,205	6,504,551
Trustees' and Officer's fees	6,886	103,133
Other affiliates	376	49,659
Printing fees	68,973	115,632
Professional fees	97,518	188,520
Registration fees	109,606	1,948,996
Service and distribution fees	71,166	2,845,944
Transfer agent fees	187,245	3,094,889
Other accrued expenses	125,099	438,142
Variation margin on futures contracts.	3,049,937	7,922,648
Swap premiums received	236	1,131,903
Unrealized depreciation on:	–	–
Forward foreign currency exchange contracts	6,264	393,106
OTC swaps	30,029	172,183
Total liabilities	149,261,554	1,036,476,833
NET ASSETS	$1,318,735,540	$17,742,497,604

FINANCIAL STATEMENTS	111

Statements of Assets and Liabilities (unaudited) (continued) January 31, 2020

	BlackRock	BlackRock
	Dynamic High	Multi-Asset
	Income Portfolio	Income Portfolio
NET ASSETS CONSIST OF
Paid-in capital	$1,296,717,043	$17,894,627,323
Accumulated earnings (loss)	22,018,497	(152,129,719)
NET ASSETS	$1,318,735,540	$17,742,497,604

(a) Investments at cost — unaffiliated	$1,060,280,491	$15,357,971,152
(b) Securities loaned at value	$—	$80,776,029
(c) Investments at cost — affiliated	$354,417,234	$2,483,738,494
(d) Foreign currency at cost	$3,218,441	$22,965,807
(e) Premiums received	$—	$9,016

See notes to financial statements.

112	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (unaudited) (continued) January 31, 2020

	BlackRock	BlackRock Multi-
	Dynamic High	Asset Income
	Income Portfolio	Portfolio

NET ASSET VALUE
Institutional
Net assets.	$1,113,139,421	$10,048,375,789
Share outstanding (f)	113,383,145	914,097,517
Net asset value	$9.82	$10.99
Investor A
Net assets.	$152,178,383	$4,564,270,090
Share outstanding (f)	15,494,592	415,689,772
Net asset value	$9.82	$10.98
Investor C
Net assets.	$47,356,672	$2,260,955,377
Share outstanding (f)	4,827,650	206,153,287
Net asset value	$9.81	$10.97
Class K
Net assets.	$6,061,064	$868,896,348
Share outstanding (f)	617,075	79,083,912
Net asset value	$9.82	$10.99

(f)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	113

Statements of Operations (unaudited) Six Months Ended January 31, 2020

	BlackRock	BlackRock
	Dynamic	Multi-Asset
	High Income	Income
	Portfolio	Portfolio

INVESTMENT INCOME	–	–
Dividends — affiliated	$4,939,808	$28,328,876
Dividends — unaffiliated	4,260,439	65,033,539
Interest — unaffiliated.	26,873,766	356,298,654
Securities lending income — affiliated — net	33,049	548,913
Foreign taxes withheld	(162,270)	(2,138,554)
Total investment income	35,944,792	448,071,428

EXPENSES
Investment advisory	3,502,700	43,905,344
Transfer agent — class specific	449,900	5,960,396
Service and distribution — class specific	358,420	16,831,190
Administration	239,956	2,839,641
Administration — class specific	117,888	1,720,801
Registration	108,106	1,214,331
Professional	51,492	184,416
Accounting services	42,730	522,879
Custodian.	25,965	439,868
Printing	20,078	86,296
Trustees and Officer	4,841	158,589
Miscellaneous	2,862	208,783
Total expenses	4,924,938	74,072,534
Less:	–	–
Fees waived and/or reimbursed by the Manager	(495,139)	(6,529,096)
Transfer agent fees waived and/or reimbursed — class specific	(122,869)	(1,855,017)
Administration fees waived — class specific	(116,789)	(1,719,644)
Total expenses after fees waived and/or reimbursed	4,190,141	63,968,777
Net investment income	31,754,651	384,102,651

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	3,313,152	30,991,346
Investments — unaffiliated	(4,384,098)	45,855,126
Capital gain distributions from investment companies — affiliated	267	871
Forward foreign currency exchange contracts	419,798	3,087,327
Foreign currency transactions	(306,702)	3,994,265
Futures contracts	18,359,352	66,907,872
Swaps	60,466	(389,816)
	17,462,235	150,446,991
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(204,191)	(9,884,565)
Investments — unaffiliated (a)	4,235,555	92,948,616
Forward foreign currency exchange contracts	(33,353)	(5,297,755)
Foreign currency translations	(50,870)	413,937
Futures contracts	(22,025)	(5,193,461)
Options written	—	(1,974)
Swaps	(18,292)	1,112,666
Unfunded floating rate loan interests	78	1,706,833
	3,906,902	75,804,297
Net realized and unrealized gain	21,369,137	226,251,288
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,123,788	$610,353,939

(a) Net of foreign capital gain tax	$—	$(164,657)

See notes to financial statements.

114	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Dynamic High Income Portfolio		BlackRock Multi-Asset Income Portfolio
	Six Months Ended		Six Months Ended
	01/31/20	Year Ended	01/31/20	Year Ended
	(unaudited)	07/31/19	(unaudited)	07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$31,754,651	$48,478,430	$384,102,651	$800,695,960
Net realized gain (loss)	17,462,235	(6,951,019)	150,446,991	(140,680,735)
Net change in unrealized appreciation (depreciation)	3,906,902	7,647,618	75,804,297	185,784,660
Net increase in net assets resulting from operations.	53,123,788	49,175,029	610,353,939	845,799,885

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income:
Institutional	(27,542,604)	(39,635,113)	(225,988,799)	(459,076,208)
Investor A	(3,114,508)	(3,952,259)	(95,179,294)	(191,502,078)
Investor C	(918,241)	(1,564,995)	(41,437,811)	(99,219,355)
Class K	(111,283)	(141,692)	(18,738,965)	(32,488,999)
From return of capital:	–	–	–	–
Institutional	—	(3,227,255)	—	(8,245,123)
Investor A	—	(321,809)	—	(3,439,425)
Investor C	—	(127,428)	—	(1,782,004)
Class K	—	(11,538)	—	(583,510)
Decrease in net assets resulting from distributions to shareholders.	(31,686,636)	(48,982,089)	(381,344,869)	(796,336,702)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	268,017,742	438,341,145	887,521,101	(16,998,511)

NET ASSETS
Total increase in net assets	289,454,894	438,534,085	1,116,530,171	32,464,672
Beginning of period	1,029,280,646	590,746,561	16,625,967,433	16,593,502,761
End of period	$1,318,735,540	$1,029,280,646	$17,742,497,604	$16,625,967,433

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	115

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio
	Institutional
	Six Months Ended		Year Ended July 31,						Period from
	01/31/20								11/03/14	(a)
	(unaudited)		2019		2018	2017		2016	to 07/31/15

Net asset value, beginning of period	$9.65		$9.77		$9.83	$9.31		$9.92	$10.00
Net investment income (b)	0.27		0.59		0.63	0.56		0.60	0.49
Net realized and unrealized gain (loss)	0.17		(0.11)		(0.04)	0.54		(0.58)	(0.13)
Net increase from investment operations	0.44		0.48		0.59	1.10		0.02	0.36
Distributions (c)
From net investment income	(0.27)		(0.55)		(0.63)	(0.58)		(0.63)	(0.44)
From net realized gain.	—		—		(0.02)	—		—	—
From return of capital	—		(0.05)		—	—		—	—
Total distributions	(0.27)		(0.60)		(0.65)	(0.58)		(0.63)	(0.44)
Net asset value, end of period	$9.82		$9.65		$9.77	$9.83		$9.31	$9.92

Total Return (d)
Based on net asset value	4.60	%(e)	5.23	%(f)	6.26%	12.39%		0.51%	3.67	%(e)

Ratios to Average Net Assets (g)
Total expenses	0.78	%(h)	0.80%		0.90%	1.24	%(i)	1.33%	1.88	%(h)(j)
Total expenses after fees waived and/or reimbursed and paid
indirectly	0.65	%(h)	0.65%		0.66%	0.79%		1.05%	1.04	%(h)
Net investment income	5.46	%(h)	6.21%		6.45%	5.84%		6.61%	6.52	%(h)

Supplemental Data
Net assets, end of period (000)	$1,113,139		$898,605		$498,892	$294,539		$163,634	$127,434
Portfolio turnover rate (k)	39%		69%		75%	93%		112%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended July 31,				Period from
	01/31/20					11/03/14	(a)
	(unaudited)	2019	2018	2017	2016	to 07/31/15
Investments in underlying funds	0.07%	0.12%	0.12%	0.09%	0.14%	0.18%

(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(j)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional would have been 1.98%.
(k)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended July 31,				Period from
	01/31/20					11/03/14	(a)
	(unaudited)	2019	2018	2017	2016	to 07/31/15
Portfolio turnover rate (including equity-linked notes)	104%	180%	236%	227%	221%	153%

See notes to financial statements.

116	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio
	Investor A
	Six Months Ended		Year Ended July 31,						Period from
	01/31/20								11/03/14	(a)
	(unaudited)		2019		2018	2017		2016	to 07/31/15

Net asset value, beginning of period	$9.66		$9.77		$9.83	$9.31		$9.92	$10.00
Net investment income (b)	0.26		0.56		0.61	0.53		0.58	0.50
Net realized and unrealized gain (loss)	0.16		(0.10)		(0.04)	0.55		(0.59)	(0.16)
Net increase (decrease) from investment operations	0.42		0.46		0.57	1.08		(0.01)	0.34
Distributions (c)
From net investment income	(0.26)		(0.52)		(0.61)	(0.56)		(0.60)	(0.42)
From net realized gain.	—		—		(0.02)	—		—	—
From return of capital	—		(0.05)		—	—		—	—
Total distributions	(0.26)		(0.57)		(0.63)	(0.56)		(0.60)	(0.42)
Net asset value, end of period	$9.82		$9.66		$9.77	$9.83		$9.31	$9.92

Total Return (d)
Based on net asset value	4.36	%(e)	5.08	%(f)	5.99%	11.99%		0.26%	3.48	%(e)

Ratios to Average Net Assets (g)
Total expenses	1.02	%(h)	1.05%		1.16%	1.47	%(i)	1.57%	1.63	%(h)(j)
Total expenses after fees waived and/or reimbursed and paid
indirectly	0.90	%(h)	0.90%		0.92%	1.05%		1.30%	1.27	%(h)
Net investment income	5.16	%(h)	5.94%		6.15%	5.65%		6.35%	6.64	%(h)

Supplemental Data
Net assets, end of period (000)	$152,178		$91,064		$59,628	$38,770		$41,642	$19,260
Portfolio turnover rate (k)	39%		69%		75%	93%		112%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended July 31,				Period from
	01/31/20					11/03/14	(a)
	(unaudited)	2019	2018	2017	2016	to 07/31/15
Investments in underlying funds	0.07%	0.12%	0.12%	0.09%	0.14%	0.18%

(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(j)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor A would have been 1.63%.
(k)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended July 31,				Period from
	01/31/20					11/03/14	(a)
	(unaudited)	2019	2018	2017	2016	to 07/31/15
Portfolio turnover rate (including equity-linked notes)	104%	180%	236%	227%	221%	153%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	117

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio
	Investor C
	Six Months Ended		Year Ended July 31,						Period from
	01/31/20								11/03/14	(a)
	(unaudited)		2019		2018	2017		2016	to 07/31/15

Net asset value, beginning of period	$9.64		$9.76		$9.82	$9.30		$9.91	$10.00
Net investment income (b)	0.22		0.49		0.53	0.46		0.51	0.44
Net realized and unrealized gain (loss)	0.17		(0.11)		(0.03)	0.55		(0.59)	(0.16)
Net increase (decrease) from investment operations	0.39		0.38		0.50	1.01		(0.08)	0.28
Distributions (c)
From net investment income	(0.22)		(0.45)		(0.54)	(0.49)		(0.53)	(0.37)
From net realized gain.	—		—		(0.02)	—		—	—
From return of capital	—		(0.05)		—	—		—	—
Total distributions	(0.22)		(0.50)		(0.56)	(0.49)		(0.53)	(0.37)
Net asset value, end of period	$9.81		$9.64		$9.76	$9.82		$9.30	$9.91

Total Return (d)
Based on net asset value	4.08	%(e)	4.19	%(f)	5.21%	11.16%		(0.50)%	2.84	%(e)

Ratios to Average Net Assets (g)
Total expenses	1.78	%(h)	1.80%		1.90%	2.25	%(i)	2.32%	2.35	%(h)(j)
Total expenses after fees waived and/or reimbursed and paid
indirectly	1.65	%(h)	1.65%		1.66%	1.80%		2.05%	1.98	%(h)
Net investment income	4.46	%(h)	5.25%		5.42%	4.88%		5.58%	5.76	%(h)

Supplemental Data
Net assets, end of period (000)	$47,357		$36,992		$30,038	$24,638		$24,767	$15,826
Portfolio turnover rate (k)	39%		69%		75%	93%		112%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended July 31,				Period from
	01/31/20					11/03/14	(a)
	(unaudited)	2019	2018	2017	2016	to 07/31/15
Investments in underlying funds	0.07%	0.12%	0.12%	0.09%	0.14%	0.18%

(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(j)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C would have been 2.35%.
(k)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended July 31,				Period from
	01/31/20					11/03/14	(a)
	(unaudited)	2019	2018	2017	2016	to 07/31/15
Portfolio turnover rate (including equity-linked notes)	104%	180%	236%	227%	221%	153%

See notes to financial statements.

118	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio
	Class K
	Six Months Ended		Year Ended July 31,					Period from
	01/31/20							03/28/16	(a)
	(unaudited)		2019		2018	2017		to 07/31/16

Net asset value, beginning of period	$9.66		$9.78		$9.83	$9.31		$8.87
Net investment income (b)	0.27		0.59		0.66	0.56		0.22
Net realized and unrealized gain (loss)	0.16		(0.11)		(0.05)	0.55		0.44
Net increase from investment operations	0.43		0.48		0.61	1.11		0.66
Distributions (c)
From net investment income	(0.27)		(0.55)		(0.64)	(0.59)		(0.22)
From net realized gain.	—		—		(0.02)	—		—
From return of capital	—		(0.05)		—	—		—
Total distributions	(0.27)		(0.60)		(0.66)	(0.59)		(0.22)
Net asset value, end of period	$9.82		$9.66		$9.78	$9.83		$9.31

Total Return (d)
Based on net asset value	4.51	%(e)	5.28	%(f)	6.42%	12.32%		7.47	%(e)

Ratios to Average Net Assets (g)
Total expenses	0.71	%(h)	0.75%		0.85%	1.21	%(i)	1.38	%(h)
Total expenses after fees waived and/or reimbursed and paid indirectly	0.60	%(h)	0.59%		0.61%	0.74%		1.00	%(h)
Net investment income	5.45	%(h)	6.29%		6.78%	5.93%		7.19	%(h)

Supplemental Data
Net assets, end of period (000)	$6,061		$2,619		$2,188	$278		$221
Portfolio turnover rate (j)	39%		69%		75%	93%		112	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended July 31,			Period from
	01/31/20				03/28/16	(a)
	(unaudited)	2019	2018	2017	to 07/31/16
Investments in underlying funds	0.07%	0.12%	0.12%	0.09%	0.12%

(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(j)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended July 31,			Period from
	01/31/20				03/28/16	(a)
	(unaudited)	2019	2018	2017	to 07/31/16
Portfolio turnover rate (including equity-linked notes)	104%	180%	236%	227%	221%

(k)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	119

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio
	Institutional
	Six Months Ended		Year Ended July 31,
	01/31/20
	(unaudited)		2019		2018		2017	2016	2015

Net asset value, beginning of period	$10.85		$10.79		$11.06		$10.76	$11.05	$11.45
Net investment income (a)	0.26		0.56		0.55		0.50	0.52	0.58
Net realized and unrealized gain (loss)	0.14		0.05		(0.25)		0.33	(0.26)	(0.36)
Net increase from investment operations	0.40		0.61		0.30		0.83	0.26	0.22
Distributions (b)
From net investment income	(0.26)		(0.54)		(0.57)		(0.53)	(0.55)	(0.58)
From net realized gain.	—		—		—		—	—	(0.04)
From return of capital	—		(0.01)		—		—	—	—
Total distributions	(0.26)		(0.55)		(0.57)		(0.53)	(0.55)	(0.62)
Net asset value, end of period	$10.99		$10.85		$10.79		$11.06	$10.76	$11.05

Total Return (c)
Based on net asset value	3.68	%(d)	5.92	%(e)	2.75	%(e)	7.90%	2.49%	1.94%

Ratios to Average Net Assets (f)
Total expenses	0.68	%(g)	0.66%		0.67%		0.68%	0.69%	0.68%
Total expenses after fees waived and/or reimbursed	0.55	%(g)	0.55%		0.55%		0.55%	0.55%	0.55%
Net investment income	4.66	%(g)	5.24%		5.04%		4.66%	4.92%	5.10%

Supplemental Data
Net assets, end of period (000)	$10,048,376		$9,432,829		$9,354,503		$8,491,880	$5,902,428	$5,405,267
Portfolio turnover rate (h)	38%		67%		61%		75%	82%	60%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended July 31,
	01/31/20
	(unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.03%	0.04%	0.03%	0.02%	0.04%	0.04%

(g)	Annualized.
(h)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended July 31,
	01/31/20
	(unaudited)	2019	2018	2017	2016	2015
Portfolio turnover rate (including equity-linked notes)	69%	127%	140%	144%	142%	151%

See notes to financial statements.

120	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio
	Investor A
	Six Months Ended		Year Ended July 31,
	01/31/20
	(unaudited)		2019		2018		2017	2016	2015

Net asset value, beginning of period	$10.84		$10.78		$11.04		$10.75	$11.04	$11.44
Net investment income (a)	0.24		0.53		0.52		0.47	0.50	0.55
Net realized and unrealized gain (loss)	0.15		0.06		(0.24)		0.32	(0.27)	(0.36)
Net increase from investment operations	0.39		0.59		0.28		0.79	0.23	0.19
Distributions (b)
From net investment income	(0.25)		(0.52)		(0.54)		(0.50)	(0.52)	(0.55)
From net realized gain.	—		—		—		—	—	(0.04)
From return of capital	—		(0.01)		—		—	—	—
Total distributions	(0.25)		(0.53)		(0.54)		(0.50)	(0.52)	(0.59)
Net asset value, end of period	$10.98		$10.84		$10.78		$11.04	$10.75	$11.04

Total Return (c)
Based on net asset value	3.55	%(d)	5.65	%(e)	2.59	%(e)	7.54%	2.24%	1.68%

Ratios to Average Net Assets (f)
Total expenses	0.90	%(g)	0.90%		0.91%		0.92%	0.93%	0.94%
Total expenses after fees waived and/or reimbursed	0.80	%(g)	0.80%		0.80%		0.80%	0.80%	0.80%
Net investment income	4.42	%(g)	4.95%		4.79%		4.39%	4.67%	4.85%

Supplemental Data
Net assets, end of period (000)	$4,564,270		$4,109,096		$4,064,777		$4,110,878	$4,231,260	$3,587,415
Portfolio turnover rate (h)	38%		67%		61%		75%	82%	60%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended July 31,
	01/31/20
	(unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.03%	0.04%	0.03%	0.02%	0.04%	0.04%

(g)	Annualized.
(h)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended July 31,
	01/31/20
	(unaudited)	2019	2018	2017	2016	2015
Portfolio turnover rate (including equity-linked notes)	69%	127%	140%	144%	142%	151%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	121

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio
	Investor C
	Six Months Ended		Year Ended July 31,
	01/31/20
	(unaudited)		2019		2018		2017	2016	2015

Net asset value, beginning of period	$10.82		$10.77		$11.03		$10.73	$11.03	$11.43
Net investment income (a)	0.20		0.45		0.44		0.39	0.41	0.46
Net realized and unrealized gain (loss)	0.16		0.05		(0.24)		0.33	(0.27)	(0.36)
Net increase from investment operations	0.36		0.50		0.20		0.72	0.14	0.10
Distributions (b)
From net investment income	(0.21)		(0.44)		(0.46)		(0.42)	(0.44)	(0.46)
From net realized gain.	—		—		—		—	—	(0.04)
From return of capital	—		(0.01)		—		—	—	—
Total distributions	(0.21)		(0.45)		(0.46)		(0.42)	(0.44)	(0.50)
Net asset value, end of period	$10.97		$10.82		$10.77		$11.03	$10.73	$11.03

Total Return (c)
Based on net asset value	3.26	%(d)	4.77	%(e)	1.83	%(e)	6.85%	1.38%	0.92%

Ratios to Average Net Assets (f)
Total expenses	1.68	%(g)	1.67%		1.67%		1.68%	1.69%	1.69%
Total expenses after fees waived and/or reimbursed	1.55	%(g)	1.55%		1.55%		1.55%	1.55%	1.55%
Net investment income	3.67	%(g)	4.24%		4.03%		3.65%	3.92%	4.09%

Supplemental Data
Net assets, end of period (000)	$2,260,955		$2,323,407		$2,651,775		$3,006,721	$3,248,999	$3,101,108
Portfolio turnover rate (h)	38%		67%		61%		75%	82%	60%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended July 31,
	01/31/20
	(unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.03%	0.04%	0.03%	0.02%	0.04%	0.04%

(g)	Annualized.
(h)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended July 31,
	01/31/20
	(unaudited)	2019	2018	2017	2016	2015
Portfolio turnover rate (including equity-linked notes)	69%	127%	140%	144%	142%	151%

See notes to financial statements.

122	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio
	Class K
	Six Months Ended		Year Ended July 31,				Period from
	01/31/20						02/03/17	(a)
	(unaudited)		2019		2018		to 07/31/17

Net asset value, beginning of period	$10.84		$10.79		$11.05		$10.80
Net investment income (b)	0.26		0.56		0.58		0.25
Net realized and unrealized gain (loss)	0.16		0.05		(0.27)		0.25
Net increase from investment operations	0.42		0.61		0.31		0.50
Distributions (c)
From net investment income	(0.27)		(0.55)		(0.57)		(0.25)
From return of capital	—		(0.01)		—		—
Total distributions	(0.27)		(0.56)		(0.57)		(0.25)
Net asset value, end of period	$10.99		$10.84		$10.79		$11.05

Total Return (d)
Based on net asset value	3.80	%(e)	5.87	%(f)	2.90	%(f)	4.66	%(e)

Ratios to Average Net Assets (g)
Total expenses	0.60	%(h)	0.60%		0.60%		0.60	%(h)
Total expenses after fees waived and/or reimbursed	0.50	%(h)	0.50%		0.50%		0.50	%(h)
Net investment income	4.71	%(h)	5.28%		5.37%		4.65	%(h)

Supplemental Data
Net assets, end of period (000)	$868,896		$760,635		$522,448		$35,919
Portfolio turnover rate (i)	38%		67%		61%		75	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended July 31,		Period from
	01/31/20			02/03/17	(a)
	(unaudited)	2019	2018	to 07/31/17
Investments in underlying funds	0.03%	0.04%	0.03%	0.02%

(h)	Annualized.
(i)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended July 31,		Period from
	01/31/20			02/03/17	(a)
	(unaudited)	2019	2018	to 07/31/17
Portfolio turnover rate (including equity-linked notes)	69%	127%	140%	144%

(j)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	123

Notes to Financial Statements    (unaudited)

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as aMassachusettsbusiness trust. The following, each of which is aseries ofthe Trust, are referred to herein collectively as the “Funds” or individually as a“Fund”:

Diversification
Fund Name	Herein Referred To As	Classification
BlackRock Dynamic High Income Portfolio	Dynamic High Income	Diversified
BlackRock Multi-Asset Income Portfolio	Multi-Asset Income	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class KShares are sold only to certain eligible investors. Investor Aand Investor CShares bear certain expenses related to shareholder servicing of such shares, and Investor CShares also bear certain expenses related to the distribution of such shares. Investor Aand Investor CShares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor Cshareholdersmay vote on material changes to the Investor AShares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares.	Yes	No	(a)	None
To Investor A Shares after
Investor C Shares	No	Yes	(b)	approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in acomplex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is asummary of significant accounting policies: Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, awithholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, aportion of the dividend income received from areal estate investment trust may be redesignated as areduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’sbooks and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against aforeign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls inrelative value.

Each Fund does not isolate the portion of the results of operations arising as aresult of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as acomponent of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where aFund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, aFund may segregate or designate on its books and records cash or liquid assets having amarket value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a“senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by each Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceedsafund’scurrent and accumulated earnings and profits, as measured on atax basis, constitute anon-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

124	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements    (unaudited)    (continued)

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at apremium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on amodified retrospective basis beginning with the fiscal period ended January 31, 2020. The adjusted cost basis of securities at July 31, 2019, if applicable, are as follows:

Dynamic High Income.	$1,083,265,827
Multi-Asset Income	16,650,125,125

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

Indemnifications: In the normal course of business, aFund enters into contracts that contain avariety of representations that provide general indemnification. AFund’s maximum exposure under these arrangements is unknown because it involves future potential claims against aFund, which cannot be predicted with any certainty.

Other: Expenses directly related to aFund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer aliability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

  Equityinvestments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

  Fixed-incomesecurities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establishabenchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
  Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, theFunds use apricingservice to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

  Investmentsin open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

  TheFunds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s netassets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

  Futurescontracts traded on exchanges are valued at their last sale price.

  Forwardforeign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day's prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

  Exchange-tradedoptions are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements    (unaudited)    (continued)

  Swapagreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

  Participationnotes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

  Equity-LinkedNotes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., acompany announcement, market volatility oranatural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in aprice for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with apolicy approved bythe Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or acommittee thereof on aquarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or acombination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach.	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach.	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), aprobability weighted expected return model (“PWERM”) or ahybrid ofthose techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve adetermination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by aFund. Typically, the most recently available information by aPrivate Company is as of adate that is earlier than the date aFund is calculating its NAV. This factor may result in adifferencebetween the value of the investment and the price aFund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into afair value hierarchy consisting of three broad levels for financial statement purposes as follows:

  Level1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

  Level2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

  Level3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee's assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1measurements) and the lowest priority to unobservable inputs (Level 3measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. Insuch cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3investments include equity or debt issued by Private Companies. There may not be asecondary market, and/or there are alimited number of investors. The categorization of avalue determined for investments and derivative financial

126	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements    (unaudited)    (continued)

instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of January 31, 2020, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of aspecial purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by apoolofassets representing the obligations of anumber of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or aprincipal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As aresult,adecreaseininterest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. Inaddition,afundmay subsequently have to reinvest the proceeds at lower interest rates. If afundhas purchased such an asset-backed security at apremium, afaster than anticipated prepayment rate could result in aloss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are anumber of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteedbyGinnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of aborrower to repay aloanisdependent upon the income or assets of the borrower. A number of factors, including ageneral economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair aborrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. ACDO is an entity that is backed by adiversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a“senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as aresult of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to alarger orsmaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide asimilar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As aresult, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of alegal entity that are collateralized by apool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in apool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying aPOare slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, afund’sinitial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on apool of Mortgage Assets. Stripped mortgage-backed securities may beprivately issued.

NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements    (unaudited)    (continued)

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at asignificant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Participation Notes: Participation notes (“P-Notes”) are promissory notes issued by banks or broker-dealers that are designed to offer areturn measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. These investments are typically used to gain exposure to securities traded in foreign markets that may be restricted due to country-specificregulations. When the P-Note matures, the issuer will pay or receive the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by afund asdividend income in the Statements of Operations. An investment in aP-Note involves additional risks beyond the risks normally associated with adirect investment in the underlying security. While the holder of aP-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as adirect owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The holder of aP-Note must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. AP-Note may be more volatile and less liquid than other investments held by afundsince the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, afund purchases anotefromabankor broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, afund will either settle by taking physical delivery of the underlying reference instrument or by receipt of acashsettlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. Afund must rely on the creditworthiness of the issuer for its investment returns.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of acorporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either aperpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as adividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has apreference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As ageneral rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of apreferred stock than in amoresenior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle afund topurchaseaspecified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and afundwill lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on adelayed basis, which may result in proceeds from the sale not being readily available for afundto make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to abase lending rate plus apremium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of afund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposesofafund’s investment policies.

When afund purchases a floating rate loan interest, it may receive afacility fee and when it sells a floating rate loan interest, it may pay afacility fee. On an ongoing basis, afund may receive acommitmentfee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by afund upon the prepayment of a floating rate loan interest by aborrower, are recorded as realized gains. Afund may invest in multiple series or tranches of aloan. Adifferent series or tranche may havevaryingterms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. Afund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in afund having acontractual relationship only with the lender, not with the borrower. Afund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.Inconnection with purchasing Participations, afund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. Afund may not benefitdirectly from any collateral supporting the loan in which it has purchased the Participation. As aresult,afund assumes the credit risk of both the borrower and the lender that is selling the Participation. Afund’s investment in loan

128	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements    (unaudited)    (continued)

participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, afundmay be treated as ageneral creditor of the lender and may not benefitfrom any offset between the lender and the borrower. Assignments typically result in afund having adirect contractual relationship with the borrower, and afund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns acommitment fee, typically set as apercentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests:

				Unrealized
		Commitment		Appreciation
Borrower	Par	Amount	Value	(Depreciation)
Dynamic High Income
BCPE Empire Holdings, Inc., Delayed Draw Term Loan	$5,199	$5,199	$5,199	$–
MED ParentCo LP, Delayed Draw Term Loan	35,162	35,120	35,198	78

				Unrealized
		Commitment		Appreciation
Borrower	Par	Amount	Value	(Depreciation)
Multi-Asset Income
Aligned Energy LLC, Term Loan	$8,153,043	$8,091,895	$8,153,043	$61,148
BCPE Empire Holdings, Inc., Delayed Draw Term Loan	64,476	64,476	64,476	–
Bleriot US Bidco Inc., Term Loan	347,624	344,148	351,754	7,606
Houston Center, Term Loan	11,463,902	11,463,902	11,463,902	–
MED ParentCo LP, Delayed Draw Term Loan	330,762	327,454	331,106	3,652
Park Avenue Tower, Term Loan	1,806,926	1,806,926	1,806,926	–
Triton Bidco, Term Loan B	10,128,898	8,536,413	10,177,922	1,641,509

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by abank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have avalue of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and avalue of at least 105% for all other securities. The collateral is maintained thereafter at avalue equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as acomponent of investments at value –unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, isdisclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate anet exposure to the defaulting party or request additional collateral. In the event that aborrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with anet amount payable to the defaulting party. However, bankruptcy or insolvency laws of aparticular jurisdiction may impose restrictions on or prohibitions against such aright of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and aFund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is asummary of Multi-Asset Income’s securities lending agreements by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Net
Counterparty	Loaned at Value	Received (a)	Amount
Citigroup Global Markets, Inc	$1,812,315	$(1,812,315)	$—
Credit Suisse Securities (USA) LLC	102,753	(102,753)	—
Jefferies & Co. LLC	339,416	(339,416)	—
JP Morgan Securities LLC	78,521,545	(78,521,545)	—
	$80,776,029	$(80,776,029)	$—

(a)	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund's Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	129

Notes to Financial Statements    (unaudited)    (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefitfromaborrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur aloss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and acounterparty to buy or sell aspecificquantityofanunderlyinginstrument at aspecified price and on aspecified date. Depending on the terms of acontract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of acashamount on the settlement date. Upon entering into afutures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on acontract’ssize and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, arealized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Aforward foreign currency exchange contract is an agreement between two parties to buy and sell acurrency ataset exchange rate on aspecified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to aparticular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When acontract is closed, arealized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of aforward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case ofoptions written, to generate gains from options premiums.

Acall option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at aspecified time during the option period. Aput option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price atany time or at aspecified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, inthe Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, arealized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, again or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write acall option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write aput option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included incashpledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into aclosing transaction due to an illiquid market. Exercise of awritten option could result in the Funds purchasing or selling asecurity when they otherwise would not, or at apricedifferent from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and acounterparty to make periodic net payments on aspecified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as abilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

130	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements    (unaudited)    (continued)

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, inthe Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, arealized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In acentrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to acentral counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into acentrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

  Creditdefault swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

  The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive anetsettlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

  Totalreturn swaps -- Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

  Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

  Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that Dynamic High Income has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap's market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

  Positions within the swap and financing fees are reset periodically. Duringareset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at areset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is abilateral agreement between each Fund and acounterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of adefault and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit asingle net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of aparticular jurisdiction may restrict or prohibit the right ofoffset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules

NOTES TO FINANCIAL STATEMENTS	131

Notes to Financial Statements    (unaudited)    (continued)

of Investments. Generally, the amount of collateral due from or to acounterparty is subject to acertain minimum transfer amount threshold before atransfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. AFund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to acounterparty and stand ready to perform under the terms of their agreement with such counterparty, theybear the risk of loss from acounterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, inthe Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Multi-Asset Income pays the Manager amonthly fee, based on the average daily net assets that are attributable to Multi-Asset Income’s directinvestments in fixed-income and equity securities and instruments, including exchanged-traded funds (“ETFs”) advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds, at the following annual rates:

Investment
Average Daily Net Assets	Advisory Fees
First $1 Billion	0.600%
$1 Billion - $2 Billion	0.550
$2 Billion - $3 Billion	0.525
Greater than $3 Billion	0.500

For such services, Dynamic High Income pays the Manager amonthly fee at an annual rate equal to the following percentages of the average daily value of Dynamic High Income’s net assets:

Investment
Average Daily Net Assets	Advisory Fees
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56
$3 Billion - $5 Billion	0.54
$5 Billion - $10 Billion	0.52
Greater than $10 Billion	0.51

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Asset Management North Asia Limited (“BNA”), BlackRock (Singapore) Limited (“BRS”) and BlackRock International Limited (“BIL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BNA, BRS and BIL for services they provide for that portion of each Fund for which BNA, BRS and BIL, respectively, acts assub-adviser, amonthly fee that is equal to apercentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into aDistribution Agreement and aDistribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate ofthe Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended January 31, 2020, the following table shows the class specificservice and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Dynamic High Income.	$151,720	$206,700	$358,420
Multi-Asset Income	5,451,063	11,380,127	16,831,190

132	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements    (unaudited)    (continued)

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, anindirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on apercentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid atthe annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400
$1 Billion - $2 Billion	0.0375
$2 Billion - $4 Billion	0.0350
$4 Billion - $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration —class specificinthe Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended January 31, 2020, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income.	$101,206	$12,136	$4,134	$412	$117,888
Multi-Asset Income	976,816	436,049	227,584	80,352	1,720,801

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended January 31, 2020, each Fund paid the following amounts to affiliates of BlackRock inreturn for these services, which are included in transfer agent —class specificin the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Dynamic High Income.	$—	$—	$—	$—
Multi-Asset Income	16,227	1,073	1	17,301

The Manager maintains acallcenter that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended January 31, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent —class specificinthe Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income.	$722	$364	$118	$31	$1,235
Multi-Asset Income	7,168	6,011	1,053	1,198	15,430

For the six months ended January 31, 2020, the following table shows the class specifictransferagent fees borne directly by each share class of each Fund:

	Institutional	Investor A	InvestorC	Class K	Total
Dynamic High Income.	$394,789	$39,742	$15,196	$173	$449,900
Multi-Asset Income	3,792,082	1,240,905	896,754	30,655	5,960,396

Other Fees: For the six months ended January 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor AShares as follows:

Dynamic High Income.	$13,704
Multi-Asset Income	156,308

For the six months ended January 31, 2020, affiliates received CDSCs as follows:

	Investor A	Investor C
Dynamic High Income.	$8,655	$5,454
Multi-Asset Income	118,692	63,013

NOTES TO FINANCIAL STATEMENTS	133

Notes to Financial Statements    (unaudited)    (continued)

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by amajority of the trustees who are not "interested persons" of the Trust, as defined in the 1940 Act ("Independent Trustees"), or by avote ofa majority of the outstanding voting securities of aFund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to November 27, 2019, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2020, the amounts waived were as follows:

Dynamic High Income.	$27,945
Multi-Asset Income	268,924

With respect to Dynamic High Income, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have acontractual management fee through November 30, 2020. With respect to Multi-Asset Income, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income exchange-traded funds that have acontractual management fee through November 30, 2020. The contractual agreements may be terminated upon 90 days’ notice by amajority of the Independent Trustees, or by avoteof amajority of the outstanding voting securities of aFund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2020, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Dynamic High Income.	$418,473
Multi-Asset Income	2,695,816

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as apercentageofaverage daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K
Dynamic High Income.	0.65%	0.90%	1.65%	0.60%
Multi-Asset Income	0.55	0.80	1.55	0.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2020, unless approved by the Board, including amajority of the Independent Trustees, or by avote ofa majority of the outstanding voting securities of aFund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2020, the amounts waived and/or reimbursed were as follows:

Dynamic High Income.	$48,721
Multi-Asset Income	3,564,356

These amounts waived and/or reimbursed are included in administration fees waived —class specificand transfer agent fees waived and/or reimbursed —class specific, respectively, inthe Statements of Operations. For the six months ended January 31, 2020, class specificexpense waivers and/or reimbursements were as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income.	$101,022	$11,287	$4,124	$356	$116,789
Multi-Asset Income	976,609	435,163	227,537	80,335	$1,719,644

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income.	$113,621	$5,478	$3,657	$113	$122,869
Multi-Asset Income	1,352,692	141,205	330,464	30,656	$1,855,017

With respect to Multi-Asset Income, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. Effective March 1, 2020, the Board approved the termination of these contractual expense limitations. The expense limitations as apercentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K
Multi-Asset Income	1.55%	1.80%	2.55%	1.50%

With respect to the contractual expense limitation, if during aFund’s fiscal year the operating expenses of ashare class, that at any time during the prior two fiscal years received awaiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

134	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements    (unaudited)    (continued)

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and
(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective November 3, 2021 with respect to Dynamic High Income and December 1, 2019 with respect to Multi-Asset Income, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund's contractual caps on net expenses will be/was terminated.

As of January 31, 2020, the fund level and class specificwaivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31
	2020	2021	2022
Dynamic High Income
Fund Level	$543,010	$29,232	$48,721
Institutional	129,737	129,791	214,643
Investor A	20,150	15,301	16,765
Investor C	7,798	5,670	7,781
Class K	433	389	469

The following fund level and class specificwaivers and/or reimbursements previously recorded by Multi-Asset Income, which were subject to recoupment by the Manager, expired on December 1, 2019:

Multi-Asset
Income
Fund Level	$17,717,478
Institutional	9,060,638
Investor A	2,909,099
Investor C	2,731,910
Class K	312,589

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, toserve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in aprivate investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose aliquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a90day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains aportion of securities lending income and remits aremaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in acalendar year exceeds aspecified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income —affiliated —net in the Statements of Operations. For the six months ended January 31, 2020, each Fund paid BIM the following amounts for securities lending agent services:

Dynamic High Income.	$5,384
Multi-Asset Income	108,588

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in ajoint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Dynamic High Income is currently permitted to borrow and lend, and Multi-Asset Income is currently permitted to borrow, under the Interfund Lending Program.

Alending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. Aborrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any

NOTES TO FINANCIAL STATEMENTS	135

Notes to Financial Statements    (unaudited)    (continued)

lower threshold provided for by the fund’s investment restrictions). If aborrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to alending fund and the bank loan rate, as calculated according to aformula established by the Board.

During the six months ended January 31, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for aportion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having acommon investment adviser, commonofficers, or common trustees. For the six months ended January 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

			Net Realized
	Purchases	Sales	Gain
Dynamic High Income.	$918,130	$15,157,863	$390,608
Multi-Asset Income	311,815,445	103,909,570	1,921,136

7.	PURCHASES AND SALES

For the six months ended January 31, 2020, purchases and sales of investments, excluding short-term securities and equity-linked notes, were as follows:

	Dynamic High Income	Multi-Asset Income
Purchases
Non-U.S. Government Securities	$558,837,232	$6,451,958,849
U.S. Government Securities	—	4,690,650
	$558,837,232	$6,456,649,499

Sales
Non-U.S. Government Securities	$340,553,780	$5,558,146,659
U.S. Government Securities	—	—
	$340,553,780	$5,558,146,659

For the six months ended January 31, 2020, purchases and sales related to equity-linked notes were as follows:

	Dynamic High Income	Multi-Asset Income
Purchases	$871,931,929	$5,930,488,166
Sales	829,819,294	5,873,491,854

8.	INCOME TAX INFORMATION

It is each Fund’s policytocomplywiththe requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income toits shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of atax liability in the Funds’ financial statements.

As of July 31, 2019, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Dynamic High	Multi-Asset
Income	Income
$3,959,185	$761,058,343

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Dynamic High Income	Multi-Asset Income

Tax cost	$1,411,638,619	$17,696,921,352
Gross unrealized appreciation	$47,373,332	$1,047,663,041
Gross unrealized depreciation	(31,703,192)	(364,622,851)
Net unrealized appreciation	$15,670,140	$683,040,190

136	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements    (unaudited)    (continued)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is aparty to a364-day,$2.25 billion credit agreement with agroup of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: afee of 0.10% per annum on unused commitment amounts and interest at arate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts,inaddition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have asignificant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain astableNAV per share of $1.00, which may be subject toredemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to aparticular company. They may also decline due to factors which affect aparticular industry or industries. AFund may invest in illiquid investments. An illiquid investment is any investment that aFund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. AFund may experience difficulty in selling illiquid investments in atimely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is ageneral decline in the securities and other markets, the NAV ofa Fund may lose value, regardless of the individual results of the securities and other instruments in which aFundinvests.

The price aFund could receive upon the sale of any particular portfolio investment may differ from aFund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using afair valuation technique or aprice provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore aFund’sresults of operations. As aresult, the price received upon the sale of an investment may be less than the value ascribed by aFund, and a Fund could realize agreater than expected loss or lesser than expected gain upon the sale of the investment. AFund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Arecent outbreak of respiratory disease caused by anovel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of epidemics and pandemics such as the coronavirus, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the presenttime. The impact of the outbreak may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Aderivative contract may suffer amark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

AFund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typicallygive rise to counterparty credit risk, as options written

NOTES TO FINANCIAL STATEMENTS	137

Notes to Financial Statements    (unaudited)    (continued)

generally obligate the Funds, and not the counterparty, toperform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to awritten option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against apossible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, aFund does not have acontractual right of offset against aclearing broker or clearinghouse in the event of adefault (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in aclearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that aclearing broker becomes insolvent or goes into bankruptcy and at that time there is ashortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on apro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: The Funds invest asignificant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to agreater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITALSHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended		Year Ended
	01/31/20		07/31/19
	Shares	Amount	Shares	Amount
Dynamic High Income
Institutional
Shares sold	30,072,109	$291,329,675	64,751,096	$609,632,132
Shares issued in reinvestment of distributions	2,466,728	23,939,105	3,802,957	35,816,414
Shares redeemed	(12,261,168)	(118,977,610)	(26,509,936)	(246,477,279)
Net increase.	20,277,669	$196,291,170	42,044,117	$398,971,267
Investor A
Shares sold and automatic conversion of shares	7,313,315	$70,844,277	6,157,180	$57,891,059
Shares issued in reinvestment of distributions	281,910	2,738,352	390,989	3,680,947
Shares redeemed	(1,531,926)	(14,837,443)	(3,217,698)	(29,871,265)
Net increase.	6,063,299	$58,745,186	3,330,471	$31,700,741
Investor C
Shares sold	1,434,474	$13,908,731	2,098,005	$19,620,487
Shares issued in reinvestment of distributions	84,722	821,443	159,377	1,497,807
Shares redeemed and automatic conversion of shares	(527,135)	(5,096,876)	(1,498,586)	(13,875,679)
Net increase.	992,061	$9,633,298	758,796	$7,242,615
Class K
Shares sold	358,647	$3,472,103	83,953	$777,240
Shares issued in reinvestment of distributions	10,808	105,150	14,817	139,643
Shares redeemed	(23,594)	(229,165)	(51,409)	(490,361)
Net increase.	345,861	$3,348,088	47,361	$426,522
Total Net Increase	27,678,890	$268,017,742	46,180,745	$438,341,145

Multi-Asset Income
Institutional
Shares sold	149,786,392	$1,630,734,227	280,214,527	$2,975,923,232
Shares issued in reinvestment of distributions	18,508,509	201,612,022	39,333,917	418,122,681
Shares redeemed	(123,699,807)	(1,346,755,429)	(316,654,017)	(3,340,939,034)
Net increase.	44,595,094	$485,590,820	2,894,427	$53,106,879
Investor A
Shares sold and automatic conversion of shares	79,726,734	$866,274,453	109,624,837	$1,165,254,396
Shares issued in reinvestment of distributions	8,343,507	90,772,247	17,495,529	185,763,119
Shares redeemed	(51,584,863)	(560,783,193)	(124,917,043)	(1,319,030,674)
Net increase.	36,485,378	$396,263,507	2,203,323	$31,986,841
Investor C
Shares sold	14,473,921	$157,263,679	22,749,977	$240,941,185
Shares issued in reinvestment of distributions	3,538,603	38,452,660	8,838,819	93,712,085
Shares redeemed and automatic conversion of shares	(26,522,590)	(287,343,175)	(63,163,035)	(667,041,021)
Net decrease	(8,510,066)	$(91,626,836)	(31,574,239)	$(332,387,751)

138	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements    (unaudited)    (continued)

	Six Months Ended		Year Ended
	01/31/20		07/31/19
	Shares	Amount	Shares	Amount
Class K
Shares sold	14,483,880	$157,607,582	27,755,718	$294,228,482
Shares issued in reinvestment of distributions	1,709,316	18,615,939	3,086,325	32,818,002
Shares redeemed	(7,260,563)	(78,929,911)	(9,115,243)	(96,750,964)
Net increase.	8,932,633	$97,293,610	21,726,800	$230,295,520
Total Net Increase (Decrease)	81,503,039	$887,521,101	(4,749,689)	$(16,998,511)

As of January 31, 2020, BlackRock HoldCo 2, Inc., an affiliate of the Funds, owned 22,548 Class KShares ofDynamic High Income.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	139

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock Funds II, on behalf of BlackRock Dynamic High Income Portfolio and BlackRock Multi-Asset Income Portfolio, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a“Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with areport that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing aFund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing aFund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing aFund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with afocus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored aFund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where aFund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of aFund’sliquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as acomponent to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration aFund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), aFund’s distribution channels, and the degree of certainty associated with aFund’sshort-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that aportion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each aseries of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

140	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee
Bruce R. Bond, Trustee
Susan J. Carter, Trustee
Collette Chilton, Trustee
Neil A. Cotty, Trustee
Lena G. Goldberg, Trustee
Henry R. Keizer, Trustee
Cynthia A. Montgomery, Trustee
Donald C. Opatrny, Trustee
Joseph P. Platt, Trustee
Kenneth L. Urish, Trustee
Claire A. Walton, Trustee
Robert Fairbairn, Trustee
John M. Perlowski, Trustee, President and Chief Executive Officer
Jennifer McGovern, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Charles Park, Chief Compliance Officer
Lisa Belle, Anti-Money Laundering Compliance Officer
Janey Ahn, Secretary

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust.

Investment Adviser and Administrator
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisers
BlackRock (Singapore) Limited
079912 Singapore

BlackRock Asset Management North Asia Limited
Hong Kong

BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom

Accounting Agent
JPMorgan Chase Bank, N.A.
New York, NY 10179

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Custodian
JPMorgan Chase Bank, N.A.
New York, NY 10179

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Philadelphia, PA 19103

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	141

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may behouseholded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

Adescription of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com;and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com;orbycalling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers adiverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish asystematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

142	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in ajurisdiction where specificlaws, rules orregulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specificlaws, rules orregulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, onapplications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from aconsumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with alegitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	143

Glossary of Terms Used in this Report

Currency

CNY	Chinese Yuan
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
NGN	Nigerian Naira
THB	Thai Baht
USD	United States Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts
CDI	Crest Depository Interests
CLO	Collateralized Loan Obligation
CSMC	Credit Suisse Mortgage Capital
CVR	Contingent Value Rights
DAC	Designated Activity Company
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
GDR	Global Depositary Receipts
LIBOR	London Interbank Offered Rate
LIMEAN	London Interbank Mean Rate
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depository Receipts
OTC	Over-the-counter
PCL	Public Company Limited
PIK	Payment-In-Kind
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
S&P	Standard & Poor's
SOFR	Secured Overnight Financing Rate

144	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

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Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report isintended for current holders. It is not authorized for use as an offer of sale or asolicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered arepresentation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DHIMAIP-01/20-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a)The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b)Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule

30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Funds II

Date: April 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Funds II

Date: April 3, 2020

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Funds II

Date: April 3, 2020

4